UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number                811-07912

Old Westbury Funds, Inc.
(Exact name of registrant as specified in charter)

760 Moore Rd.
King of Prussia, PA 19406
(Address of principal executive offices) (Zip code)

Andrew J. McNally
PNC Global Investment Servicing (U.S.) Inc.
760 Moore Rd.
King of Prussia, PA 19406
(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-607-2200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Old Westbury Funds, Inc.
Annual Report

October 31, 2009

Investment Adviser

Old Westbury Funds, Inc.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

OLD WESTBURY FUNDS, INC.
A LETTER FROM THE PRESIDENT

Dear Shareholders:

The fiscal year began during the height of the financial crisis of 2008, when global markets were tumbling, major financial institutions were collapsing, world trade was grinding to a halt, and consumer confidence was deteriorating. The turmoil continued for four more months, until shifts began to occur in early March 2009. At that time, key economic indicators returned to life and indiscriminate market selling came to an end.

Given this striking reversal, we assess the fiscal year ended October 31, 2009 in two distinct market periods.

From November 2008 through February 2009, the S&P 500 plummeted 23.24% and the MSCI EAFE Index fell 18.84%. Our Funds were not immune to the turmoil, yet our defensive strategies — particularly our higher-than-normal cash positions — helped limit our losses. Our U.S. Large Cap, Non-U.S. Large Cap, Global Small & Mid Cap, and Global Opportunities Funds experienced smaller drops than their respective benchmarks, while our Real Return Fund trailed its benchmark. As investors flocked to safety, bonds benefited. Our Fixed Income and Municipal Bond Funds outperformed their benchmarks due to our emphasis on high-quality securities.

From March through October 2009, the S&P 500 rallied 43.05% and the MSCI EAFE Index climbed 57.36%. While each of our Funds participated in this stronger market period, we maintained a more defensive posture than usual due to widespread uncertainty about the health of the global financial system. As a result, most of our Funds trailed their benchmarks during this period, with the exception of the Real Return Fund. For the full 12 months, all of our Funds posted strong absolute returns but trailed their benchmarks.

During the year, we gradually deployed some of our excess cash into new opportunities created by the market turmoil, but we took on less volatility in each of our Funds to protect investors’ capital. While we would always like to achieve the highest returns for our shareholders in all environments, we believe our pattern of performance this year is consistent with our goal of participating in strong market periods while limiting losses in weaker ones.

Looking back over the past three years, the annualized returns of most of our Funds are ahead of their benchmarks. We continuously look for ways to improve, and one area we are focusing on is our Non-U.S. Large Cap Fund. The Fund significantly underperformed its benchmark for the 12-month and three-year periods. The Fund should benefit from enhancements made by the Adviser, including the application of proven investment disciplines to all large-cap investments globally, the creation of global sector research teams, the hiring of Lauren Lambert as research director for Non-U.S. equities, and the addition of three experienced equity analysts in London.

The dramatic events of the past year have created a wider chasm between strong and weak companies, and our managers are uncovering what we believe are compelling investment opportunities. We are confident our proactive approach will enable us to capture future return potential and to seek superior relative returns over time.

Thank you for the trust you have placed in us.

Sincerely,

Marc D. Stern President
Old Westbury Funds, Inc.

OLD WESTBURY FUNDS, INC.
U.S. LARGE CAP FUND
INVESTMENT ADVISER’S REPORT (Unaudited)

          The return of the Old Westbury U.S. Large Cap Fund (the “Fund”) for the fiscal year ended October 31, 2009 was 7.30%. In comparison, the return of the S&P 500 Index was 9.80%.

          The most significant contributor to the Fund’s underperformance versus the benchmark was our overweight of the healthcare sector (13.85%) of the Fund as of October 31, 2009. In particular, we were hurt by biotechnology stocks. Drug maker Celgene (3.39%) underperformed as the company awaited approval of several new indications for its main drug Revlimid, as did biotech firm Genzyme (sold) after manufacturing problems derailed the company’s production. In addition, our selection of underperforming stocks in the financial sector (16.26%), such as Bank of New York Mellon (3.47%) and Hudson City Bancorp (sold), as well as those in the consumer staples sector (7.58%), such as Wal-Mart (3.31%) and Procter & Gamble (4.27%), detracted from our relative performance.

          The Fund benefited from our decision to overweight the technology sector (20.83%). Several noteworthy performers were Corning (2.20%), a glass manufacturer for flat-panel TVs and computer monitors, storage-device maker EMC (3.13%), and Blackberry-maker Research in Motion (1.79%). Also helping performance was our underweight of the underperforming energy sector (12.04%) and favorable stock selection within this area. We owned outperforming stocks such as oil service company Weatherford (2.67%), oil and natural gas company EOG (3.54%), and drilling firm Cameron International (sold), whose position we exited in March after a significant run-up.

          We continue to emphasize the stocks of companies that we believe are currently earning below their average long-term earnings potential, with strong cash flow and opportunities to expand their margins. At fiscal year-end, the Fund is overweight sectors whose end markets will likely benefit from an economic recovery, such as consumer discretionary (12.17%), materials (5.79%), and technology. We are underweight the consumer staples, telecommunications (0.00%), and utilities (0.00%) sectors.

PORTFOLIO DIVERSIFICATION BY SECTOR*

Sector:
Consumer Discretionary	11.8%
Consumer Staples	7.4
Diversified Financials	15.8
Energy	11.7
Health Care	13.5
Industrials	8.9
Information Technology	20.3
Materials	5.6
Other**	5.0

100.0%

*	Stated as a percentage of net assets.

**	Includes cash and equivalents, investment companies, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY FUNDS, INC.
U.S. LARGE CAP FUND
INVESTMENT ADVISER’S REPORT - (Concluded) (Unaudited)

Average Annual Total Returns
For the Period Ended October 31, 2009

U.S. Large Cap Fund
One Year	7.30%
Five Year	(0.11)%
Ten Year	(1.25)%

S&P 500 Index
One Year	9.80%
Five Year	0.33%
Ten Year	(0.95)%

          Prior to October 2, 2008, the Fund was named the Large Cap Equity Fund and operated under a different investment strategy. Prior to February 16, 2004, the Fund was named the Core Equities Fund and operated under a different investment strategy. The performance information shown above may not be representative of performance the Fund will achieve under its current investment strategy.

          The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

          The chart above illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. The S&P 500 Index also includes the reinvestment of distributions but does not include fees and expenses associated with an investment in the Fund. The S&P 500 Index is unmanaged. Investments cannot be made directly in an index.

OLD WESTBURY FUNDS, INC.
NON-U.S. LARGE CAP FUND
INVESTMENT ADVISER’S REPORT (Unaudited)

          The return of the Old Westbury Non-U.S. Large Cap Fund (the “Fund”) for the fiscal year ended October 31, 2009 was 15.46%. In comparison, the return of the Morgan Stanley Capital International Europe, Australasia, and Far East Index (the “MSCI EAFE Index”) was 27.71%.

          The most significant detractor from our returns was maintaining a defensive stance through much of the fiscal year. While holding a high level of cash and traditionally defensive stocks benefited the Fund during the market selloff from November through February, our decision to move away from this defensive stance too gradually in favor of more aggressive stocks hurt our returns during the market’s sharp recovery.

          Our underweight in financials (18.34% of the Fund as of October 31, 2009) and other companies with significant debt hampered performance during the stock market rebound, as these higher-risk investments led the equity recovery. Stock selection in financials also contributed to underperformance. Major detractors such as Japanese financial firms Nomura (sold) and Mitsubishi UFJ (sold), which suffered from Japan’s market woes and anemic capital-raising, overshadowed positive contributors, such as British life insurer Prudential PLC (3.60%) and Swiss investment bank Credit Suisse (3.41%).

          In addition, we remained overweight the underperforming healthcare sector (8.04%) for too long, with unfavorable stock selection. Swiss medical product company Synthes (sold) experienced weak sales from the economic slowdown, and dialysis-care firm Fresenius (1.67%) suffered from healthcare reform concerns. Stock selection in the energy sector (11.75%) also hurt performance because British natural gas company BG Group (3.19%) and Italian energy firm ENI (sold) underperformed. Finally, our underweight in the strong-performing materials sector (14.20%) detracted from performance as mining and commodity stocks rebounded sharply.

          The Fund benefited from very limited exposure to the underperforming utility industry (2.63%). Also contributing favorably to returns was our security selection in the industrial sector (17.02%). Notable holdings were aerospace supplier Rolls-Royce (2.41%), which benefited from an improved outlook for the aerospace industry, and Asian conglomerate Hutchinson Whampoa (3.05%), which rallied significantly because of its exposure to emerging markets. However, this outperformance was offset by underperformance from other industrials, such as wind turbine manufacturer Vestas Wind Systems (sold) and Japanese trading conglomerate Sumitomo (2.56%). In the consumer discretionary sector (18.71%), Spanish retailer Inditex (4.51%) stood out for it’s strong performance after low expectations for a European recovery.

          We continue to emphasize the stocks of companies that we believe are currently earning below their average long-term earnings potential, with strong cash flow and opportunities to expand their margins. At fiscal year-end, the Fund is overweight the consumer discretionary, industrial, and energy sectors. We are underweight the financial, materials (14.20%), and consumer staples (0.00%) sectors.

OLD WESTBURY FUNDS, INC.
NON-U.S. LARGE CAP FUND
INVESTMENT ADVISER’S REPORT - (Continued) (Unaudited)

PORTFOLIO DIVERSIFICATION BY COUNTRY*

Country:
Australia	6.2%
Canada	3.4
Finland	2.6
France	14.0
Germany	5.5
Hong Kong	3.0
Japan	7.6
Luxembourg	1.4
Netherlands	4.0
South Africa	1.9
South Korea	1.8
Spain	6.1
Switzerland	12.8
Taiwan	1.9
United Kingdom	21.7
United States	3.1
Other**	3.0

100.0%

*	Stated as a percentage of net assets.

**	Includes cash and equivalents, investment companies, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY FUNDS, INC.
NON-U.S. LARGE CAP FUND
INVESTMENT ADVISER’S REPORT - (Concluded) (Unaudited)

Average Annual Total Returns
For the Period Ended October 31, 2009

Non-U.S. Large Cap Fund
One Year	15.46%
Five Year	3.08%
Ten Year	0.24%

MSCI EAFE Index
One Year	27.71%
Five Year	5.10%
Ten Year	2.05%

          Prior to July 28, 2008, the Fund was named the International Fund and operated under a different investment strategy. The prior performance shown represents performance of the Fund’s prior strategy to invest in a diversified portfolio of foreign companies located outside of the U.S., at least 85% of which are listed on recognized foreign securities exchanges. The performance information shown above may not be representative of performance the Fund will achieve under its current investment strategy.

          The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would be lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

          The chart above illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. The MSCI EAFE Index also includes the reinvestment of distributions but does not include fees and expenses associated with an investment in the Fund. The MSCI EAFE Index is unmanaged. Investments cannot be made directly in an index.

Investments made in foreign and emerging country securities may involve additional risks, such as political and social instability, less liquidity and currency exchange rate volatility.

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
INVESTMENT ADVISER’S REPORT (Unaudited)

          The return of the Old Westbury Global Small & Mid Cap Fund (the “Fund”) for the fiscal year ended October 31, 2009 was 22.93%. In comparison, the return of the Morgan Stanley Capital International World Small Cap Index (the “MSCI World Small Cap Index”) was 30.61%.

          Overall, the most significant factor leading to the Fund’s underperformance versus the benchmark was our unusually high allocation to cash throughout much of the year. Although this defensive position helped guard against heightened market volatility in November through February, it detracted from performance once equity markets began to recover in March. During the year, we gradually pursued new opportunities by reducing the cash weighting from 68.59% of the Fund at the beginning to 6.83% at fiscal year-end. The cash allocation offset strong returns for each of the Fund’s components.

          On a more specific level, the Fund benefited significantly from exposure to emerging markets (10.55% of the Fund as of October 31, 2009 compared to no exposure in the benchmark), which bounced back considerably after suffering severe losses the previous year. Moreover, our decision to underweight Japan (5.21%) — one of the worst-performing markets in the year — worked in our favor. Returns were hampered by our underweight of the outperforming consumer discretionary (15.35%) and materials (8.03%) sectors, as well as our stock selection within these areas.

          The Fund is a highly diversified portfolio, with exposure to 42 countries. At fiscal year-end, 36.21% of the Fund was invested outside of the U.S.

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
INVESTMENT ADVISER’S REPORT - (Continued) (Unaudited)

PORTFOLIO DIVERSIFICATION BY COUNTRY*

Country:
Australia	1.7%
Austria	0.3
Bahamas	0.0	***
Belgium	0.3
Bermuda	0.5
Brazil	0.7
Canada	2.4
Cayman Islands	0.0	***
Chile	0.1
China	0.3
Cyprus	0.0	***
Denmark	0.3
Eqypt	0.8
Finland	0.6
France	2.6
Germany	1.0
Greece	0.4
Hong Kong	0.9
Hungary	0.1
India	0.6
Indonesia	0.2
Ireland	0.2
Israel	1.7
Italy	0.6
Japan	4.8
Liechtenstein	0.0	***
Luxembourg	0.0	***
Malaysia	0.2
Mexico	0.3
Monaco	0.0	***
Netherlands	0.6
New Zealand	0.1
Norway	0.3
Peru	0.0	***
Philippines	0.1
Poland	0.2
Portugal	0.2
Puerto Rico	0.0	***
Singapore	0.3
South Africa	0.6
South Korea	0.5
Spain	0.6
Sweden	0.5
Switzerland	1.1
Taiwan	0.6
Thailand	0.1
Turkey	0.2
United Kingdom	4.4
Unites States	54.2
Other**	13.8

	100.0%

*	Stated as a percentage of net assets.

**

Includes cash and equivalents, exchange traded funds, rights/warrants, U.S. Government securities, investment companies, call options purchased, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

***	Represents less than 0.1% of net assets.

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
INVESTMENT ADVISER’S REPORT - (Concluded) (Unaudited)

Average Annual Total Returns
For the Period Ended October 31, 2009

Global Small & Mid Cap Fund
One Year	22.93%
Since Inception (April 5, 2005)	7.26%

MSCI World Small Cap Index
One Year	30.61%
April 5, 2005 to October 31, 2009	2.52%

          Prior to October 2, 2008, the Fund was named the Global Small Cap Fund and operated under a different investment strategy. The prior performance shown represents performance of the Fund’s prior strategy to invest at least 80% of its net assets plus any borrowings for investment purposes in securities of small-capitalization companies. The performance information shown above may not be representative of performance the Fund will achieve under its current investment strategy.

          The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would be lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

          The chart above illustrates the total value of a $10,000 investment from the Fund’s inception, with distributions reinvested. The MSCI World Small Cap Index also includes the reinvestment of distributions but does not include fees and expenses associated with an investment in the Fund. The MSCI World Small Cap Index is unmanaged. Investments cannot be made directly in an index.

Investments made in small-capitalization and mid-capitalization companies are subject to greater volatility and less liquidity compared to funds that invest in larger more established companies. Investments made in securities of companies in foreign and emerging countries may involve additional risks, such as political and social instability, less liquidity and currency exchange rate volatility.

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
INVESTMENT ADVISER’S REPORT (Unaudited)

          The return of the Old Westbury Global Opportunities Fund (the “Fund”) for the fiscal year ended October 31, 2009 was 16.29%. In comparison, the return of the S&P Global LargeMidCap Index was 20.41%.

          The most significant detractor from the Fund’s performance relative to its all-equity benchmark was the Fund’s reduced allocation to global equities. From November 2008 through February 2009, the Fund’s average equity weight was 30.50%. This helped the Fund lose significantly less than the benchmark during that weak market period. Beginning in February, however, we saw compelling opportunities in credit investments following an extreme market dislocation, and we reduced the Fund’s equity weighting to increase credit exposure. As of year-end, equities made up 16.46% of the Fund and high-yield, convertible, and senior-secured bonds represented 62.43%. While our credit investments performed well, global equities did even better in the last eight months of the year. A related detractor was the elevated cash level we temporarily held as part of this repositioning.

          Contributing to the Fund’s performance were strong absolute returns for each of the Fund’s components:

• Convertible bonds (39.89% of the Fund as of October 31, 2009);

• High-yield bonds managed by sub-adviser Shenkman Capital Management Inc. (22.54% of the Fund as of October 31, 2009);

• Global equities managed by sub-adviser T. Rowe Price International, Inc. (6.21% of the Fund as of October 31, 2009);

• Global equities managed using our proprietary portfolio construction model (4.74% of the Fund as of October 31, 2009); and

• Global fixed income managed by sub-adviser Franklin Advisers, Inc. (9.61% of the Fund as of October 31, 2009).

          In addition, the Fund experienced significantly lower volatility than its all-equity benchmark.

          At fiscal year-end, we continue to see significant upside potential in the credit markets. Although yield spreads have fallen in recent quarters, they remain elevated, resembling levels last seen in 2002 when corporate scandals at Enron and WorldCom rattled investors. In October, the Fund’s credit exposure was expanded further by initiating positions in mortgage-backed securities managed by sub-adviser BlackRock Financial Management, Inc. By year-end, BlackRock invested 2.53% of the Fund in mortgage-backed securities, on the way to an expected target of 10%. Emerging-market currencies — e.g., the Brazilian real, Indian rupee, Korean won, Malaysian ringgit — are another key strategy, currently representing 15.86% of the Fund.

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
INVESTMENT ADVISER’S REPORT - (Continued) (Unaudited)

PORTFOLIO DIVERSIFICATION BY COUNTRY*

Country:
Argentina	0.2%
Australia	0.9
Austria	0.6
Bahamas	0.0	***
Belgium	0.2
Bermuda	1.9
Brazil	1.2
Canada	1.6
Chile	0.1
China	1.1
Denmark	0.1
Egypt	0.1
Finland	0.2
France	1.4
Germany	0.9
Greece	0.1
Hong Kong	0.7
Hungary	0.2
India	0.8
Indonesia	1.0
Ireland	0.0	***
Israel	0.3
Italy	0.3
Japan	1.1
Lithuania	0.1
Luxembourg	1.0
Malaysia	0.7
Mexico	1.1
Morocco	0.0	***
Netherlands	0.7
New Zealand	0.3
Norway	1.4
Philippines	0.7
Poland	0.9
Qatar	0.1
Russia	0.5
Singapore	0.1
South Africa	0.5
South Korea	2.3
Spain	0.3
Sri Lanka	0.2
Sweden	0.2
Switzerland	0.3
Taiwan	0.1
Thailand	0.5
Turkey	0.0	***
United Arab Emirates	0.6
United Kingdom	2.8
United States	63.4
Venezuela	0.2
Other**	6.0

	100.0%

*	Stated as a percentage of net assets.

**

Includes cash and equivalents, exchange traded funds, rights/warrants, futures, swap agreements, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

***	Represents less than 0.1% of net assets.

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
INVESTMENT ADVISER’S REPORT - (Concluded) (Unaudited)

Average Annual Total Returns
For the Period Ended October 31, 2009

Global Opportunities Fund
One Year	16.29%
Since Inception (November 28, 2007)	(12.87)%

S&P Global LargeMidCap
One Year	20.41%
November 28, 2007 to October 31, 2009	(16.34)%

          The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would be lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

          The chart above illustrates the total value of a $10,000 investment from the Fund’s inception, with distributions reinvested. The S&P Global LargeMidCap also includes the reinvestment of distributions but does not include fees and expenses associated with an investment in the Fund. The S&P Global LargeMidCap is unmanaged. Investments cannot be made directly in an index.

Investments made in securities of companies in foreign and emerging countries may involve additional risks, such as political and social instability, less liquidity and currency exchange rate volatility. The Fund may invest in instruments that are volatile, speculative or otherwise risky. The Fund is non-diversified, meaning it may focus its assets in a smaller number of issuers and may be subject to more risk than a more diversified fund.

OLD WESTBURY FUNDS, INC.
REAL RETURN FUND
INVESTMENT ADVISER’S REPORT (Unaudited)

          The return of the Old Westbury Real Return Fund (the “Fund”) for the fiscal year ended October 31, 2009 was 17.09%. In comparison, the return of the Fund’s benchmark, the Barclays Capital U.S. Treasury Inflation-Protected Securities Index (the “Barclays Capital U.S. TIPS Index”), was 17.15%. The Dow Jones UBS Commodity Index returned 0.10%.

          From November through February, the Fund’s allocation to commodities and commodity-related equities (averaged 59.21%) hurt its relative performance against the Barclays Capital U.S. TIPS Index as investors fled riskier assets and flocked to the safety of bonds. During the remainder of the year, the Fund’s mix of asset classes helped its relative performance, as U.S. TIPS held up well and many commodity prices recovered.

          On a sector basis, the Fund benefited from overweighting the outperforming precious metals sector (14.84% of the Fund as of October 31, 2009) and from security selection in this area. Specifically, our holding of Peruvian mining company Buenaventura (4.40%), gold (3.92%), platinum (2.48%), and palladium (0.82%) worked in our favor. Stock selection in the infrastructure sector (8.95%) also helped, including owning FedEx (0.52%), the U.S. logistics giant, and Kepple Corporation (3.78%), a Singapore-based conglomerate.

          The most significant detractors from our performance were our overweight to the poor-performing agriculture sector (15.21%) and our stock selection within this area. In particular, we were hurt by our positions in Monsanto (4.04%), an agricultural biotechnology company, and corn (sold). Our underweight of the strong-performing industrial materials sector and our stock selection in this area also detracted from our performance. Packaging maker Smurfit Stone (sold), diversified miner Xstrata PLC (sold), and forestry products company Fibria Celulose S.A. (formerly Votorantim Celulose e Papel S.A.) (sold) all performed poorly during the year.

          At fiscal year-end, we are emphasizing energy (17.81%), particularly exploration and production companies; precious metals, particularly gold; agriculture, particularly sugar (5.85%) and palm oil (2.99%); and U.S. TIPS (22.80%). We currently allocate 34.13% of the Fund to global equities, 26.20% to commodities, and 39.67% to bonds and cash.

PORTFOLIO DIVERSIFICATION BY SECTOR*

Sector:
Asset-Backed Securities	2.7%
Collectible Coins	3.2
Commodities	6.0
Energy	15.8
Industrials	8.3
Materials	8.4
Municipal Bonds	0.4
U.S. Government and Agency Securities	51.8
Utilities	1.6
Other**	1.8

100.0%

*	Stated as a percentage of net assets.

**	Includes cash and equivalents, options, exchange traded funds, swap agreements, futures, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY FUNDS, INC.
REAL RETURN FUND
INVESTMENT ADVISER’S REPORT - (Concluded) (Unaudited)

Average Annual Total Returns
For the Period Ended October 31, 2009

Real Return Fund
One Year	17.09%
Since Inception (April 28, 2005)	3.97%

Barclays Capital U.S. TIPS Index
One Year	17.15%
April 28, 2005 to October 31, 2009	4.67%

          The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects the reinvestment of distributions, if any. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

          The chart above illustrates the total value of a $10,000 investment from the Fund’s inception, with distributions reinvested. The Barclays Capital U.S. TIPS Index also include the reinvestment of distributions but do not include fees and expenses associated with an investment in the Fund. The Barclays Capital U.S. TIPS Index is unmanaged. Investments cannot be made directly in an index.

The Fund may experience higher volatility and less liquidity due to the nature of the instruments in which it invests, such as commodities and derivatives. The Fund may also be adversely affected by inflation rate fluctuations. Fund turnover will not be a limiting factor which may subject the investor to greater expenses and capital gains. The Fund is non-diversified, meaning it may focus its assets in a smaller number of issuers and may be subject to more risk than a more diversified fund.

OLD WESTBURY FUNDS, INC.
FIXED INCOME FUND
INVESTMENT ADVISER’S REPORT (Unaudited)

          The return of the Old Westbury Fixed Income Fund (the “Fund”) for the fiscal year ended October 31, 2009 was 11.12%. In comparison, the return for the Barclays Capital Government/Credit Total Index was 14.60%.

          During the fiscal year, we saw a reversal of the previous year’s flight-to-quality trend. As government intervention efforts helped revive the beleaguered banking system, lower-rated securities performed best. For instance, a portfolio consisting entirely of Treasury bonds would have returned 6.33% during the fiscal year, compared to 10.03% for AAA-rated corporate bonds and 36.46% for BBB-rated corporate issues.

          As a result, one of the chief factors behind the Fund’s underperformance was our underweight of corporate bonds. We began the year with a 4.5% exposure and gradually increased our position to 26.6% by year-end, compared to the benchmark’s 32.6% weighting. Also contributing negatively was our decision to maintain the Fund’s duration shorter than the Index’s (4.1 years versus 5.3 years), which reduced the positive impact of a falling interest rate environment.

          Benefiting the Fund was our emphasis on intermediate securities (67.0% of the Fund as of October 31, 2009) over long-term bonds, during a period in which intermediate rates fell significantly more than long-term rates.

          At fiscal year-end, we remain focused on high-quality securities with maturities ranging from 3 to 9 years. Though we continue to position the Fund to be protective, we have added to our holdings of corporate bonds to earn additional yield.

PORTFOLIO ASSET ALLOCATION*

U.S. Government Agencies and Securities	63.9%
Municipal Bonds	2.5
Corporate Bonds	31.0
Foreign Government Gonds	0.3
Other**	2.3

100.0%

*	Stated as a percentage of net assets.

**	Includes cash and equivalents, investment companies, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY FUNDS, INC.
FIXED INCOME FUND
INVESTMENT ADVISER’S REPORT - (Concluded) (Unaudited)

Average Annual Total Returns
For the Period Ended October 31, 2009

Fixed Income Fund
One Year	11.12%
Five Year	5.61%
Ten Year	5.98%

Barclays Capital Government/Credit Total Index
One Year	14.60%
Five Year	4.79%
Ten Year	6.32%

          The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursement and reinvestments of distributions, if any. Without waivers/reimbursements, performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

          The chart above illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. The Barclays Capital Government/Credit Total Index also includes the reinvestment of distributions but does not include fees and expenses associated with an investment in the Fund. The Barclays Capital Government/Credit Total Index is unmanaged. Investments cannot be made directly in an index.

The Fund is subject to risks such as credit, prepayment and interest rate risk associated with the underlying bond holdings in the Fund. The value of the Fund can decline as interest rates rise and an investor can lose principal.

OLD WESTBURY FUNDS, INC.
MUNICIPAL BOND FUND
INVESTMENT ADVISER’S REPORT (Unaudited)

          The return of the Old Westbury Municipal Bond Fund (the “Fund”) for the fiscal year ended October 31, 2009 was 12.07%. In comparison, the return of the Barclays Capital Municipal Bond Index was 13.60%.

          During the fiscal year, lowest-quality municipal bonds fared best, as government stimulus programs and signs of an improving economy helped thaw credit markets. As a result, the Fund’s higher credit quality (Aa1/Aa2 as of October 31, 2009) than the Index (Aa2/Aa3) hampered returns.

          Also contributing to the Fund’s underperformance was our underweighting of long-term securities (6.06% of the Fund was in bonds with 22-year or longer maturities as of October 31, 2009), which fared particularly well after the federal government issued Build America Bonds. Municipalities could issue these stimulus-themed, fully taxable bonds while recuperating a portion of the interest costs from the government. This program tightened the supply of long-term municipal bonds.

          The Fund benefited from our decision to take on incremental credit risk throughout the year, as we added to our weightings in A- (5.65%) and AA-rated securities (45.69%).

          At fiscal year-end, our average duration is 8.0 years, slightly shorter than the Index’s 8.15 years. We continue to focus on general obligation and essential service revenue bonds (backed by projects such as water and sewer systems, for example). These types of bonds generally offer greater security than those backed, for instance, by healthcare, housing, or industrial development projects.

          We remain focused on building a diversified portfolio of high-quality, intermediate securities with a heavier concentration of maturities in the 5- to 15-year range. The Fund does not currently hold any bonds that are subject to the Alternative Minimum Tax (AMT).

OLD WESTBURY FUNDS, INC.
MUNICIPAL BOND FUND
INVESTMENT ADVISER’S REPORT - (Continued) (Unaudited)

PORTFOLIO DIVERSIFICATION BY STATE*

States:
Alabama	0.3%
Arizona	0.4
California	8.8
Colorado	0.1
Connecticut	0.1
Florida	5.4
Georgia	1.8
Illinois	3.0
Indiana	3.0
Iowa	0.1
Kentucky	0.2
Louisiana	0.4
Maine	0.3
Michigan	1.2
Minnesota	0.4
Mississippi	0.9
Missouri	0.5
Nevada	2.5
New Jersey	4.8
New Mexico	0.3
New York	19.0
North Carolina	3.0
Ohio	1.8
Oregon	0.6
Pennsylvania	0.8
Puerto Rico	0.0 ***
South Carolina	0.3
Texas	27.9
Utah	0.4
Virginia	1.7
Washington	6.8
West Virginia	0.1
Wisconsin	0.5
Other**	2.6

100.0%

*	Stated as a percentage of net assets.

**	Includes cash and equivalents, investment companies, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

***	Represents less and 0.1% of net assets.

OLD WESTBURY FUNDS, INC.
MUNICIPAL BOND FUND
INVESTMENT ADVISER’S REPORT- (Concluded) (Unaudited)

Average Annual Total Returns
For the Period Ended October 31, 2009

Municipal Bond Fund
One Year	12.07%
Five Year	3.80%
Ten Year	5.41%

Barclays Capital Municipal Bond Index
One Year	13.60%
Five Year	4.15%
Ten Year	5.66%

          The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

          The chart above illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. The Barclays Capital Municipal Bond Index also includes the reinvestment of distributions but does not include fees and expenses associated with an investment in the Fund. The Barclays Capital Municipal Bond Index is unmanaged. Investments cannot be made directly in an index.

Municipal securities held by the Fund may be adversely affected by local political and economic factors. Income from the Fund may be subject to federal alternative minimum tax, state and local taxes.

OLD WESTBURY FUNDS, INC.
DISCLOSURE OF FUND EXPENSES
For the Period Ended October 31, 2009 (Unaudited)

As a shareholder of the Old Westbury Funds, Inc., you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2009 through October 31, 2009.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Actual Beginning Account Value 5/1/09	Actual Ending Account Value 10/31/09	Actual Expenses Paid During Period* 5/1/09-10/31/09	Actual Expense Ratio During Period 5/1/09-10/31/09**

U.S. Large Cap Fund	$1,000.00	$1,153.50	$5.43	1.00%
Non-U.S. Large Cap Fund	1,000.00	1,231.10	5.90	1.05%
Global Small & Mid Cap Fund	1,000.00	1,186.00	6.23	1.13%
Global Opportunities Fund	1,000.00	1,149.90	6.50	1.20%
Real Return Fund	1,000.00	1,169.50	6.02	1.10%
Fixed Income Fund	1,000.00	1,026.30	3.52	0.69%
Municipal Bond Fund	1,000.00	1,022.90	3.52	0.69%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 184/365 to reflect the one-half year period.

**	Annualized.

OLD WESTBURY FUNDS, INC.
DISCLOSURE OF FUND EXPENSES – (Continued)
For the Period Ended October 31, 2009 (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Hypothetical Beginning Account Value 5/1/09	Hypothetical Ending Account Value 10/31/09	Hypothetical Expenses Paid During Period* 5/1/09-10/31/09	Hypothetical Expense Ratio During Period 5/1/09-10/31/09**

U.S. Large Cap Fund	$1,000.00	$1,020.16	$5.09	1.00%
Non-U.S. Large Cap Fund	1,000.00	1,019.91	5.35	1.05%
Global Small & Mid Cap Fund	1,000.00	1,019.51	5.75	1.13%
Global Opportunities Fund	1,000.00	1,019.16	6.11	1.20%
Real Return Fund	1,000.00	1,019.66	5.60	1.10%
Fixed Income Fund	1,000.00	1,021.73	3.52	0.69%
Municipal Bond Fund	1,000.00	1,021.73	3.52	0.69%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 184/365 to reflect the one-half year period.

**	Annualized.

OLD WESTBURY FUNDS, INC.
U.S. LARGE CAP FUND
PORTFOLIO OF INVESTMENTS	October 31, 2009

Shares		Value

COMMON STOCKS — 95.0%
Consumer Discretionary — 11.8%
215,625	Kohl’s Corp.(b)	$12,338,063
563,825	Lowe’s Cos., Inc.	11,034,055
774,400	Staples, Inc.	16,804,480
335,075	Walt Disney Co. (The)	9,171,003

		49,347,601

Consumer Staples — 7.4%
298,650	Procter & Gamble Co.	17,321,700
270,075	Wal-Mart Stores, Inc.	13,417,326

		30,739,026

Diversified Financials — 15.8%
389,525	American Express Co.	13,571,051
557,225	Bank of New York Mellon Corp. (The)	14,855,618
244,650	JPMorgan Chase & Co.	10,219,030
495,375	Morgan Stanley	15,911,445
233,625	T. Rowe Price Group, Inc.	11,384,546

		65,941,690

Energy — 11.7%
128,300	Apache Corp.	12,075,596
167,375	EOG Resources, Inc.	13,667,842
229,100	Hess Corp.	12,540,934
602,500	Weatherford International Ltd.(b)	10,561,825

		48,846,197

Health Care — 13.5%
270,475	Celgene Corp.(b)	13,807,749
133,250	Johnson & Johnson	7,868,412
681,000	Pfizer, Inc.	11,597,430
289,000	Teva Pharmaceutical Industries Ltd. - ADR	14,588,720
185,000	Thermo Fisher Scientific, Inc.(b)	8,325,000

		56,187,311

Industrials — 8.9%
296,000	Illinois Tool Works, Inc.	13,592,320
255,650	Tyco International Ltd.	8,577,058
140,375	Union Pacific Corp.	7,740,278
137,675	United Parcel Service, Inc., Class B	7,390,394

		37,300,050

Shares		Value

Information Technology — 20.3%
647,275	Applied Materials, Inc.	$7,896,755
786,275	Cisco Systems, Inc.(b)	17,966,384
598,000	Corning, Inc.	8,736,780
762,000	EMC Corp.(b)	12,550,140
22,270	Google, Inc. - Class A(b)	11,939,392
477,650	Intel Corp.	9,127,892
329,500	Microsoft Corp.	9,137,035
121,000	Research In Motion Ltd.(b)	7,106,330

		84,460,708

Materials — 5.6%
331,000	Dow Chemical Co. (The)	7,771,880
704,050	International Paper Co.	15,707,356

		23,479,236

Total Common Stocks (Cost $378,212,399)		396,301,819

INVESTMENT COMPANY — 2.2%
9,245,000	SEI Daily Income Trust Government II Fund, Class A	9,245,000

Total Investment Company (Cost $9,245,000)		9,245,000

TOTAL INVESTMENTS — 97.2% (Cost $387,457,399)(a)		405,546,819
OTHER ASSETS IN EXCESS OF LIABILITIES — 2.8%		11,750,791

NET ASSETS — 100.0%		$417,297,610

(a)	Cost for federal income tax purposes is $388,744,165 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$31,822,128
Unrealized depreciation	(15,019,474)

Net unrealized appreciation	$16,802,654

(b)	Non-income producing security.

ADR - American Depositary Receipt

OLD WESTBURY FUNDS, INC.
NON-U.S. LARGE CAP FUND
PORTFOLIO OF INVESTMENTS	October 31, 2009

Shares		Value

COMMON STOCKS — 97.0%
AUSTRALIA — 6.2%
2,114,693	BHP Billiton Ltd.	$71,287,369
1,220,137	Macquarie Group Ltd.	54,915,133

		126,202,502

CANADA — 3.4%
1,267,305	EnCana Corp.	70,196,024

FINLAND — 2.6%
2,242,089	Fortum Oyj	53,222,021

FRANCE — 14.0%
870,861	Accor SA	41,876,327
569,888	Air Liquide SA	61,558,740
1,502,339	Cie de Saint-Gobain	73,634,531
665,557	LVMH Moet Hennessy Louis Vuitton SA	69,199,279
597,712	Societe Generale	39,917,250

		286,186,127

GERMANY — 5.5%
1,148,350	Bayer AG	79,817,178
674,202	Fresenius Medical Care AG & Co.	32,692,611

		112,509,789

HONG KONG — 3.0%
8,633,887	Hutchison Whampoa Ltd.	61,661,073

JAPAN — 7.6%
2,417,100	Mitsubishi Corp.	53,086,782
5,300,360	Sumitomo Corp.	52,994,768
1,225,000	Toyota Motor Corp.	49,808,365

		155,889,915

LUXEMBOURG — 1.4%
808,769	Tenaris SA ADR	28,808,352

NETHERLANDS — 4.0%
1,362,675	Akzo Nobel NV	80,776,661

SOUTH AFRICA — 1.9%
2,545,283	MTN Group Ltd.	38,293,310

SOUTH KOREA — 1.8%
58,274	Samsung Electronics Co. Ltd.	35,637,219

SPAIN — 6.1%
1,508,979	Inditex SA	88,827,479
1,291,462	Telefonica SA	36,168,006

		124,995,485

SWITZERLAND — 12.8%
3,111,055	ABB Ltd.	58,315,223
1,242,387	Credit Suisse Group AG	67,151,144
768,945	Kuehne & Nagel International AG	69,856,393
291,139	Zurich Financial Services AG	66,945,794

		262,268,554

Shares		Value

TAIWAN — 1.9%
20,553,053	Taiwan Semiconductor Manufacturing Co. Ltd.	$37,917,264

UNITED KINGDOM — 21.7%
3,517,857	BG Group Plc	60,912,539
8,271,041	BP Plc	77,689,081
7,407,336	Prudential Plc	67,655,526
6,426,604	Rolls-Royce Group Plc(b)	47,654,490
385,596,240	Rolls-Royce Group Plc - Class C(c)	632,862
2,850,581	Shire Plc	50,153,845
3,016,342	Standard Chartered Plc	74,283,549
7,193,784	WPP Plc	64,760,484

		443,742,376

UNITED STATES — 3.1%
2,197,337	Carnival Corp.	63,986,454

Total Common Stocks (Cost $1,727,905,388)		1,982,293,126

INVESTMENT COMPANY — 2.1%
43,503,800	Federated Treasury Obligations Fund	43,503,800

Total Investment Company (Cost $43,503,800)		43,503,800

TOTAL INVESTMENTS — 99.1% (Cost $1,771,409,188)(a)		2,025,796,926

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.9%		18,439,319

NET ASSETS — 100.0%		$2,044,236,245

(a)	Cost for federal income tax purposes is $1,772,740,899 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$287,921,555
Unrealized depreciation	(34,865,528)

Net unrealized appreciation	$253,056,027

(b)	Non-income producing security.

(c)	Fair valued security under procedures established by the Fund’s Board of Directors. The aggregate value of fair valued securities is $632,862, which is 0.03% of net assets.

ADR-American Depositary Receipt

OLD WESTBURY FUNDS, INC.
NON-U.S. LARGE CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Portfolio diversification by Sector (Unaudited)

Sector	Percentage of Net Assets

Banks	6.9%
Consumer Discretionary	15.1%
Diversified Financials	4.6%
Energy	8.2%
Health Care	4.1%
Industrials	26.2%
Information Technology	4.6%
Insurance	6.6%
Materials	14.4%
Telecommunication Services	3.7%
Utilities	2.6%
Other*	3.0%

100.0%

*	Includes cash and equivalents, pending trades and Fund share transactions. interest and dividends receivable and accrued expenses payable.

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
CONDENSED PORTFOLIO OF INVESTMENTS	October 31, 2009

Shares		Percentage of Net Assets (%)	Value

COMMON STOCKS — 86.2%
AUSTRALIA — 1.7%
35,040,646	Other Securities	1.7	$56,062,947

AUSTRIA — 0.3%
301,460	Other Securities	0.3	9,152,779

BAHAMAS — 0.0%
500	Other Securities	0.0	18,480

BELGIUM — 0.3%
320,402	Other Securities	0.3	9,379,171

BERMUDA — 0.5%
1,766,922	Other Securities	0.5	15,283,671

BRAZIL — 0.7%
3,139,424	Other Securities	0.7	22,952,371

CANADA — 2.4%
10,711,501	Other Securities	2.4	78,909,219

CAYMAN ISLANDS — 0.0%
26,200	Other Securities	0.0	245,892

CHILE — 0.1%
62,260,158	Other Securities	0.1	3,792,378

CHINA — 0.3%
16,903,900	Other Securities	0.3	9,848,020

CYPRUS — 0.0%
144,500	Other Securities	0.0	393,563

DENMARK — 0.3%
436,642	Other Securities	0.3	8,512,900

EGYPT — 0.8%
560,820	Other Securities	0.8	27,199,770

FINLAND — 0.6%
1,372,721	Other Securities	0.6	18,645,616

FRANCE — 2.6%
2,871,168	Other Securities	2.6	82,861,221

GERMANY — 1.0%
2,015,715	Other Securities	1.0	32,850,149

GREECE — 0.4%
1,814,138	Other Securities	0.4	12,535,871

HONG KONG — 0.9%
125,544,342	Other Securities	0.9	29,473,533

HUNGARY — 0.1%
82,453	Other Securities	0.1	1,795,936

INDIA — 0.6%
5,070,253	Other Securities	0.6	19,996,877

INDONESIA — 0.2%
50,911,055	Other Securities	0.2	4,864,113

IRELAND — 0.2%
1,166,982	Other Securities	0.2	5,960,643

ISRAEL — 1.7%
2,676,313	Other Securities	1.7	56,049,135

Shares		Percentage of Net Assets (%)	Value

ITALY — 0.6%
6,248,103	Other Securities	0.6	$20,899,752

JAPAN — 4.8%
33,363,926	Other Securities	4.8	155,898,602

LIECHTENSTEIN — 0.0%
1,292	Other Securities	0.0	138,532

LUXEMBOURG — 0.0%
282,026	Other Securities	0.0	1,378,103

MALAYSIA — 0.2%
11,801,749	Other Securities	0.2	7,499,822

MEXICO — 0.3%
4,760,997	Other Securities	0.3	8,443,311

MONACO — 0.0%
560	Other Securities	0.0	40,283

NETHERLANDS — 0.6%
1,014,123	Other Securities	0.6	18,467,441

NEW ZEALAND — 0.1%
1,805,737	Other Securities	0.1	3,212,700

NORWAY — 0.3%
2,673,895	Other Securities	0.3	10,122,500

PERU — 0.0%
23,658	Other Securities	0.0	106,740

PHILIPPINES — 0.1%
13,281,203	Other Securities	0.1	1,840,686

POLAND — 0.2%
2,489,708	Other Securities	0.2	5,648,545

PORTUGAL — 0.2%
2,235,993	Other Securities	0.2	6,189,436

PUERTO RICO — 0.0%
5,700	Other Securities	0.0	45,857

SINGAPORE — 0.3%
9,665,999	Other Securities	0.3	9,010,852

SOUTH AFRICA — 0.6%
5,146,732	Other Securities	0.6	18,692,813

SOUTH KOREA — 0.5%
1,211,128	Other Securities	0.5	17,355,392

SPAIN — 0.6%
2,202,387	Other Securities	0.6	19,661,731

SWEDEN — 0.5%
2,243,294	Other Securities	0.5	15,076,842

SWITZERLAND — 1.1%
879,940	Other Securities	1.1	34,115,739

TAIWAN — 0.6%
36,736,829	Other Securities	0.6	18,532,418

THAILAND — 0.1%
24,242,686	Other Securities	0.1	4,199,300

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
CONDENSED PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Percentage of Net Assets (%)	Value

TURKEY — 0.2%
2,596,654	Other Securities	0.2	$5,309,148

UNITED ARAB EMIRATES — 0.0%
83,323	Other Securities	0.0	568,354

UNITED KINGDOM — 4.4%
41,897,485	Other Securities	4.4	140,907,300

UNITED STATES — 54.2%
380,000	ABM Industries, Inc.(b)	0.2	7,136,420
1,215,107	Advance Auto Parts, Inc.	1.4	45,274,887
353,800	Alberto-Culver Co.	0.3	9,488,916
33,400	Alleghany Corp.(c)	0.3	8,350,000
365,900	Aptargroup, Inc.	0.4	12,919,929
1,484,725	ASML Holding NV - ADR	1.2	39,998,492
240,000	Avon Products, Inc.	0.2	7,692,000
112,000	Bio-Rad Laboratories, Inc. - Class A(c)	0.3	10,011,680
116,500	Chattem, Inc.(c)	0.2	7,382,605
1,323,454	Citrix Systems, Inc.(c)	1.5	48,650,169
277,500	CLARCOR, Inc.	0.3	8,166,825
1,250,000	Crown Holdings Inc.(c)	1.0	33,312,500
922,366	Cummins, Inc.	1.2	39,717,080
1,043,247	Dollar Tree, Inc.(c)	1.5	47,081,737
1,719,057	Dresser-Rand Group, Inc.(c)	1.6	50,660,610
800,217	Dun & Bradstreet Corp.	1.9	61,264,614
219,400	Encore Acquisition Co.(c)	0.2	8,133,158
488,539	FMC Corp.	0.8	24,964,343
1,038,045	Global Payments, Inc.	1.6	51,102,955
315,501	HCC Insurance Holdings, Inc.	0.3	8,326,071
379,300	Healthcare Realty Trust, Inc. REIT	0.2	7,900,819
982,150	Henry Schein, Inc.(c)	1.6	51,886,984
415,101	IDEX Corp.	0.4	11,801,321
1,379,500 JC	Penney Co., Inc.	1.4	45,702,835
226,200	John Wiley & Sons, Inc. - Class A	0.2	7,966,764
1,581,688	Johnson Controls, Inc.	1.2	37,833,977
202,600	Landstar System, Inc.	0.2	7,139,624
1,915,624	McCormick & Co., Inc.	2.1	67,065,996
91,000	Mettler-Toledo International, Inc.(c)	0.3	8,872,500
192,289	Morningstar, Inc.(c)	0.3	9,810,585
297,300	National Instruments Corp.	0.2	7,937,910
127,124	Navigators Group, Inc.(b)(c)	0.2	6,746,471
2,115,746	NetApp, Inc.(c)	1.8	57,230,929
1,655,500	Omnicom Group, Inc.	1.8	56,750,540
266,800	Plains Exploration & Production Co.(c)	0.2	7,070,200
3,514,800	SEI Investments Co.	1.9	61,403,556
306,300	Sensient Technologies Corp.	0.2	7,746,327
370,036	Sherwin-Williams Co. (The)	0.7	21,106,853
382,900	Superior Energy Services, Inc.(c)	0.3	8,274,469
1,075,507	Ultra Petroleum Corp.(c)	1.6	52,215,865
561,700	Waste Connections, Inc.(c)	0.5	17,654,231
1,046,151	Waters Corp.(c)	1.9	60,080,452

Shares		Percentage of Net Assets (%)	Value

UNITED STATES (continued)
253,700	West Pharmaceutical Services, Inc.	0.3	$10,013,539
163,900	Whiting Petroleum Corp.(c)	0.3	9,243,960
1,301,222	Wisconsin Energy Corp.	1.8	56,824,365
26,914,841	Other Securities	16.2	520,266,598

			1,746,182,661

Total Common Stocks (Cost $2,446,868,491)			2,776,329,115

EXCHANGE TRADED FUNDS — 6.3%
170,000	iShares MSCI Brazil Index Fund	0.4	11,701,100
183,000	iShares MSCI EAFE Index Fund	0.3	9,753,900
625,000	iShares MSCI EAFE Small Cap Index Fund	0.7	22,112,500
2,168,500	iShares MSCI Emerging Markets Index Fund	2.5	81,448,860
100,861	iShares MSCI Japan Small Cap Index Fund	0.1	4,185,732
1,317,400	iShares MSCI Singapore Index Fund	0.4	13,806,352
380,448	Midcap SPDR Trust Fund Series 1	1.4	45,478,754
55,000	SPDR Russell Nomura Small Cap Japan Fund	0.1	2,086,700
510,000	SPDR S&P International Small Cap Fund	0.4	12,637,800

Total Exchange Traded Funds (Cost $169,333,460)			203,211,698

RIGHTS/WARRANTS — 0.0%
1,478,718	Other Rights/Warrants	0.0	164,072

Total Rights/Warrants (Cost $51,546)			164,072

U.S. GOVERNMENT SECURITIES — 5.4%
U.S. Treasury Bills — 5.4%
50,000,000	0.20%, 02/25/2010(d)	1.6	49,988,500
100,000,000	0.23%, 01/14/2010(d)	3.1	99,992,500
23,000,000	0.30%, 12/17/2009(d)	0.7	22,991,109

Total U.S. Government Securities (Cost $172,911,206)			172,972,109

Shares
INVESTMENT COMPANY — 1.2%
38,866,600	SEI Daily Income Trust Government II Fund, Class A	1.2	38,866,600

Total Investment Company (Cost $38,866,600)			38,866,600

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
CONDENSED PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Contracts		Percentage of Net Assets (%)	Value

CALL OPTIONS PURCHASED — 0.1%
UNITED STATES — 0.1%
2,895	Other Securities	0.1	$2,055,450

Total Call Options Purchased (Cost $4,341,542)			2,055,450

Shares
CASH SWEEP — 1.8%
59,517,382	Citibank US Dollars on Deposit in Custody Account	1.8	59,517,382

Total Cash Sweep (Cost $59,517,382)			59,517,382

TOTAL INVESTMENTS — 101.0% (Cost $2,891,798,340)(a)			3,253,116,426

LIABILITIES IN EXCESS OF OTHER ASSETS — (1.0)%			(33,583,312)

NET ASSETS — 100.0%			$3,219,533,114

FUTURES CONTRACTS: LONG POSITION

Contracts			Unrealized Depreciation

2,292	S&P Mid 400 E-mini Futures, December 2009		$(8,301,420)

Cash collateral of $13,442,000 for the open futures contracts is reflected in segregated cash for futures contracts in the Statements of Assets and Liabilities.

(a)	Cost for federal income tax purposes is $2,895,135,415 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$494,853,837
Unrealized depreciation	(136,872,826)

Net unrealized depreciation	$357,981,011

(b)	Illiquid security.

(c)	Non-income producing security.

(d)	The rate represents the annualized yield at time of purchase.

ADR — American Depositary Receipt
REIT — Real Estate Investment Trust

Securities with a value of $2,568,208, or 0.08% of net assets were fair valued by the Board of Directors.

This Condensed Portfolio of Investments does not reflect the complete portfolio holdings of the Fund. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete Portfolio of Investments is available (i) without charge, upon request, by calling (800) 607-2200; and (ii) on the SEC’s website at http://www.sec.gov.

Portfolio diversification by Sector (Unaudited)

Sector	Percentage of Net Assets

Banks	2.4%
Consumer Discretionary	15.2%
Consumer Staples	6.9%
Diversified Financials	4.9%
Energy	7.1%
Health Care	9.1%
Industrials	15.0%
Information Technology	13.0%
Insurance	3.0%
Materials	5.9%
Real Estate	1.2%
Telecommunication Services	0.5%
Utilities	2.0%
Other*	13.8%

100.0%

*

Includes cash and equivalents, exchange traded funds, U.S. government securities, rights/warrants, options, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS	October 31, 2009

Shares		Value

COMMON STOCKS — 11.4%
AUSTRALIA — 0.2%
338,380	Australian Worldwide Exploration Ltd.(b)	$794,984
1,187,680	Beach Petroleum Ltd.	849,924
874,900	International Ferro Metals Ltd.(b)	603,092
66,350	Rio Tinto Ltd.	3,809,245
834,140	Sigma Pharmaceuticals Ltd.	705,798

		6,763,043

AUSTRIA — 0.1%
71,860	Semperit AG Holding	2,529,604

BAHAMAS — 0.0%
17,990	Steiner Leisure Ltd.(b)	664,910

BELGIUM — 0.2%
42,314	Anheuser-Busch InBev NV	1,992,994
129,140	Euronav NV	2,527,648

		4,520,642

BRAZIL — 0.4%
143,820	Banco Pine SA - Preference Shares	843,359
195,744	BM&FBOVESPA SA	1,261,180
190,290	Grendene SA	852,287
42,990	M Dias Branco SA	926,862
97,800	Petroleo Brasileiro SA - ADR	3,923,736
135,300	Tam SA - ADR(b)	1,930,731
126,200	Vale SA - ADR	2,915,220

		12,653,375

CANADA — 0.6%
500,000	Asian Coast Development Ltd.(c)	13,000,000
233,550	ATS Automation Tooling Systems, Inc.(b)	1,349,002
418,360	Corridor Resources, Inc.(b)	1,217,905
44,070	Husky Energy, Inc.	1,160,755
411,940	Western Coal Corp.(b)	1,065,969
96,470	Westshore Terminals Income Fund	1,135,833

		18,929,464

CHILE — 0.1%
845,850	Empresa Electrica del Norte Grande SA	1,371,457

CHINA — 0.2%
3,700	Baidu Inc. - ADR(b)	1,398,304
3,843,000	China Construction Bank Corp. - H Shares	3,376,794
1,110,000	Qingling Motors Co. Ltd. - H Shares	233,452
275,700	Shandong Airlines Co. Ltd. - B Shares(b)	208,459
286,200	Shandong Chenming Paper Holdings Ltd. - B Shares	201,258

Shares		Value

CHINA (continued)
1	Shanghai Friendship Group, Inc. Ltd. - B Shares	$1
290,200	Weifu High-Technology Co. Ltd. - B Shares	267,726
142,000	Yanzhou Coal Mining Co. Ltd. - H Shares	226,095

		5,912,089

DENMARK — 0.1%
250,760	Torm AS	2,702,342

EGYPT — 0.1%
45,261	Orascom Telecom Holding SAE - GDR	1,543,400
85,220	Telecom Egypt	276,074

		1,819,474

FINLAND — 0.0%
31,509	Fortum Oyj	747,951

FRANCE — 0.2%
48,993	Groupe Danone	2,952,875
43,793	Pernod-Ricard SA	3,659,997

		6,612,872

GERMANY — 0.5%
71,800	Demag Cranes AG	2,489,453
150,700	E.ON AG	5,786,174
46,440	K+S AG	2,541,006
107,880	Kloeckner & Co. SE(b)	2,370,309
1,119,770	QSC AG(b)	2,603,695

		15,790,637

GREECE — 0.1%
102,270	OPAP SA	2,618,796

HONG KONG — 0.2%
1,308,560	China Pharmaceutical Group Ltd.	742,905
866,680	Digital China Holdings Ltd.	906,915
15,472	Hopewell Highway Infrastructure Ltd.	9,363
4,468,000	Hutchison Telecommunications Hong Kong Holdings Ltd.	778,277
1,143,000	Hutchison Telecommunications International Ltd.	231,544
264,320	Jinhui Shipping & Transportation Ltd.(b)	780,141
332,230	Kingboard Laminates Holdings Ltd.	234,913
521,110	RCG Holdings Ltd.(b)	684,220
4,068,000	Singamas Container Holdings Ltd.(b)	787,335

		5,155,613

INDIA — 0.3%
159,790	Bajaj Finserv Ltd.	1,047,915
26,300	Container Corp. of India	616,019
2,180,000	GMR Infrastructure Ltd.(b)	2,859,321

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

INDIA (continued)
66,190	Gujarat Flourochemicals Ltd.	$197,309
28,240	Nava Bharat Ventures Ltd.	210,485
70,720	Polaris Software Lab Ltd.	235,733
137,000	Rajesh Exports Ltd.	224,614
48,100	Reliance Industries Ltd.	1,977,820
19,830	Tata Steel Ltd.	199,081
36,534	United Spirits Ltd.	823,639

		8,391,936

INDONESIA — 0.0%
2,760,500	Berlian Laju Tanker Tbk PT	205,231
696,000	Medco Energi Internasional Tbk PT	198,597

		403,828

IRELAND — 0.0%
139,100	Elan Corp. Plc - ADR(b)	758,095

ISRAEL — 0.1%
61,400	Teva Pharmaceutical Industries Ltd. - ADR	3,099,472

ITALY — 0.3%
174,140	ERG SpA.	2,578,105
1,580,800	Intesa Sanpaolo SpA(b)	6,688,349

		9,266,454

JAPAN — 0.5%
89,300	Aeon Mall Co. Ltd.	1,924,590
37,000	ASKUL Corp.	735,766
220	Best Bridal Inc.	757,652
16,000	C Uyemura & Co. Ltd.	675,443
30,000	Cosmos Pharmaceutical Corp.	779,870
126,000	Daicel Chemical Industries Ltd.	776,871
63,000	Daiichikosho Co. Ltd.	734,878
143,000	Daiwa Industries Ltd.	753,008
380	Digital Garage Inc.	742,987
41,000	Doshisha Co. Ltd.	777,959
1,000	en-japan, Inc.	1,134,255
365,000	Mitsubishi Steel Manufacturing Co. Ltd.(b)	733,933
619,000	Nippon Coke & Engineering Co. Ltd.	770,183
33,000	Ryoshoku Ltd.	801,033
25,000	Token Corp.	799,867
487,000	Tokyotokeiba Co. Ltd.	773,660
64,000	Yorozu Corp.	777,115

		14,449,070

MALAYSIA — 0.0%
619,000	DRB-Hicom Berhad	197,717
380,900	SapuraCrest Petroleum Berhad	233,284

		431,001

MEXICO — 0.3%
181,700	America Movil SAB de CV - ADR, Series L	8,018,421

Shares		Value

MEXICO (continued)
622,900	Grupo Financiero Banorte SAB de CV - Series O	$1,990,827

		10,009,248

MOROCCO — 0.0%
1,500	Cosumar	291,675

NETHERLANDS — 0.3%
52,060	Accell Group	2,539,755
92,610	Grontmij NV CVA	2,555,426
86,730	Sligro Food Group NV	2,675,252

		7,770,433

RUSSIA — 0.1%
119,200	Gazprom OAO - ADR	2,878,680
14,020	Mobile Telesystems OJSC - ADR	635,106

		3,513,786

SINGAPORE — 0.1%
423,780	Chartered Semiconductor Manufacturing Ltd.(b)	795,221
1,402,000	Chemoil Energy Ltd.	757,080
1,518,000	Hi-P International Ltd.	752,745

		2,305,046

SOUTH AFRICA — 0.0%
18,362	ArcelorMittal South Africa Ltd.	251,237
45,720	Barloworld Ltd.	286,848
27,390	Cashbuild Ltd.	244,827
134,220	Grindrod Ltd.	309,857
1,414,120	Merafe Resources Ltd.(b)	257,113

		1,349,882

SOUTH KOREA — 0.1%
35,740	Global & Yuasa Battery Co. Ltd.	618,214
16,620	Korea Line Corp.	694,462
26,900	LG Display Co. Ltd.	656,431
285,920	ON*Media Corp.(b)	824,688

		2,793,795

SPAIN — 0.3%
45,820	Corp. Financiera Alba	2,393,798
122,480	Gas Natural SDG SA	2,468,490
714,700	Iberdrola Renovables SA	3,186,916

		8,049,204

SWITZERLAND — 0.3%
2,630	Elektrizitaets-Gesellschaft Laufenburg AG	2,550,785
28,667	Roche Holding AG	4,602,256
11,000	Valora Holding AG	2,626,962

		9,780,003

TAIWAN — 0.1%
3,849	Ability Enterprise Co. Ltd.	7,219
399,050	Chi Mei Optoelectronics Corp.(b)	203,678

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

TAIWAN (continued)
80,000	Chinese Maritime Transport Ltd.	$213,264
6,691	Chroma ATE, Inc.	13,105
1,787,460	Chunghwa Picture Tubes Ltd.(b)	187,413
63,469	Dynapack International Technology Corp.	197,103
176,000	First Steamship Co. Ltd.	226,474
197,000	Formosa Advanced Technologies Co. Ltd.	235,021
2,440	Formosa Chemicals & Fibre Corp.	4,614
136,000	Gemtek Technology Corp.	211,592
88,000	Green Energy Technology Inc.	200,228
904	Quanta Computer, Inc.	1,737
1,190	Quanta Storage, Inc.	2,170
2,700	Radiant Opto-Electronics Corp.	3,059
153,000	Senao International Co. Ltd.	207,462
135,000	Taiwan Navigation Co. Ltd.	184,715
10,710	Yieh Phui Enterprise Co. Ltd.	3,524

		2,102,378

THAILAND — 0.1%
168,400	Airports of Thailand Public Co. Ltd. - FOR	193,969
9,998,800	Bangkokland Public Co. Ltd.(b)	176,493
93,100	Electricity Generating Public Co. Ltd. - NVDR	208,901
1,823,620	Home Product Center Public Co. Ltd.	228,055
1,058,700	LPN Development Public Co. Ltd. - FOR	221,717
397,700	Precious Shipping Public Co. Ltd.	220,118
67,100	Thai Plastic & Chemical Public Co. Ltd.	36,536
322,000	Thai Plastic & Chemical Public Co. Ltd. - FOR	175,330
63,900	Thai Stanley Electric Public Co. Ltd.	200,733
282,290	Thoresen Thai Agencies Public Co. Ltd.	225,916

		1,887,768

TURKEY — 0.0%
258,760	Turk Hava Yollari AO	726,404
104,610	Yazicilar Holding AS - Class A	636,741

		1,363,145

UNITED KINGDOM — 0.7%
979,300	Rolls-Royce Group Plc(b)	7,261,696
58,758,000	Rolls-Royce Group Plc - C Shares(c)	96,437
122,400	Standard Chartered Plc	3,014,349
386,500	Tesco Plc	2,584,005
1,095,300	Vodafone Group Plc	2,418,760

Shares		Value

UNITED KINGDOM (continued)
518,190	WPP Plc	$4,664,893

		20,040,140

UNITED STATES — 4.8%
13,950	Abbott Laboratories	705,452
16,180	Advance Auto Parts, Inc.	602,867
36,700	Amazon.com, Inc.(b)	4,360,327
14,950	Amedisys, Inc.(b)	594,861
21,880	American Physicians Capital, Inc.	618,766
27,030	America’s Car-Mart, Inc.(b)	560,332
18,630	Andersons, Inc. (The)	578,089
50,800	AON Corp.	1,956,308
118,410	APAC Customer Services, Inc.(b)	763,744
40,360	Apogee Enterprises, Inc.	534,366
31,700	Apple, Inc.(b)	5,975,450
28,660	Arch Coal, Inc.	620,776
5,620	Arden Group, Inc. - Class A	633,767
47,400	Autodesk, Inc.(b)	1,181,682
47,900	Baker Hughes, Inc.	2,015,153
29,480	Barnes & Noble, Inc.	489,663
48,600	Baxter International, Inc.	2,627,316
55,400	Bed Bath & Beyond, Inc.(b)	1,950,634
25,290	Black Hills Corp.	616,317
24,140	Brink’s Co. (The)	572,842
49,540	Cabela’s, Inc.(b)	622,718
18,750	Carlisle Cos., Inc.	582,000
54,260	Celadon Group, Inc.(b)	529,578
32,200	Celgene Corp.(b)	1,643,810
30,300	Cephalon, Inc.(b)	1,653,774
13,250	Chubb Corp.	642,890
13,140	Contango Oil & Gas Co.(b)	626,121
22,080	Discovery Communications, Inc. - Class A(b)	607,200
35,060	DISH Network Corp. - Class A(b)	610,044
12,790	Dollar Tree, Inc.(b)	577,213
75,190	Earthlink, Inc.	609,039
3,900	Edwards Lifesciences Corp.(b)	300,066
31,020	EMC Insurance Group, Inc.	638,392
28,780	Endo Pharmaceuticals Holdings, Inc.(b)	644,672
23,500	EOG Resources, Inc.	1,919,010
164,200	Fifth Third Bancorp.	1,467,948
11,790	Fluor Corp.	523,712
112,070	Force Protection, Inc.(b)	493,108
22,410	Forest Laboratories, Inc.(b)	620,085
49,990	Fred’s, Inc. - Class A	591,882
29,310	Gap, Inc. (The)	625,475
38,720	General Electric Co.	552,147
93,500	Gilead Sciences, Inc.(b)	3,978,425
26,380	Global Partners LP	651,586
11,500	Goldman Sachs Group, Inc. (The)	1,956,955
9,200	Google, Inc. - Class A(b)	4,932,304

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

UNITED STATES (continued)
20,600	Gulfmark Offshore, Inc.(b)	$570,002
57,890	H&E Equipment Services, Inc.(b)	613,634
18,380	Harsco Corp.	578,786
74,250	Hawaiian Holdings, Inc.(b)	526,432
23,290	HCC Insurance Holdings, Inc.	614,623
15,150	Hubbell, Inc. - Class B	644,330
69,400	Huntsman Corp.	551,730
28,440	Huron Consulting Group, Inc.(b)	659,808
40,110	i2 Technologies, Inc.(b)	631,331
41,760	IMS Health, Inc.	684,446
14,730	Infinity Property & Casuality Corp.	569,609
55,460	Insight Enterprises, Inc.(b)	583,439
5,340	International Business Machines Corp.	644,057
14,820	J & J Snack Foods Corp.	580,499
13,760	Jacobs Engineering Group, Inc.(b)	581,910
66,400	Janus Capital Group, Inc.	871,168
23,400	Jo-Ann Stores, Inc.(b)	622,908
13,490	Jos. A. Bank Clothiers, Inc.(b)	552,820
186,900	JPMorgan Chase & Co.	7,806,813
210,800	Juniper Networks, Inc.(b)	5,377,508
98,700	Keycorp	531,993
11,290	Kimberly-Clark Corp.	690,496
11,680	Kohl’s Corp.(b)	668,330
6,760	K-Tron International, Inc.(b)	642,538
20,410	LB Foster Co. - Class A(b)	573,113
20,540	LHC Group, Inc.(b)	573,271
28,970	Lincoln Educational Services Corp.(b)	574,185
150,900	Lowe’s Cos., Inc.	2,953,113
11,210	Manpower, Inc.	531,466
13,110	Mantech International Corp - Class A(b)	575,005
48,250	Marcus Corp.	564,525
15,800	Mastercard, Inc. - Class A	3,460,516
58,890	Matrix Service Co.(b)	522,354
24,950	McGraw-Hill Cos., Inc. (The)	718,061
79,000	Microsoft Corp.	2,190,670
39,470	Mirant Corp.(b)	551,791
25,890	Mueller Industries, Inc.	612,557
22,020	Multi-Fineline Electronix, Inc.(b)	600,045
49,200	Murphy Oil Corp.	3,008,088
56,480	National Beverage Corp.(b)	618,456
7,670	National Presto Industries, Inc.	666,753
200,280	Newpark Resources, Inc.(b)	602,843
53,000	NIKE, Inc. - Class B	3,295,540
17,160	Noble Corp.	699,098
58,700	Northern Trust Corp.	2,949,675
19,390	Northwest Pipe Co.(b)	583,639
1,600	NVR, Inc.(b)	1,059,632
24,510	Pactiv Corp.(b)	565,936

Shares		Value

UNITED STATES (continued)
26,390	Papa John’s International, Inc.(b)	$593,775
39,380	Perry Ellis International, Inc.(b)	538,325
21,230	PPL Corp.	625,011
25,000	Praxair, Inc.	1,986,000
37,340	Quest Software, Inc.(b)	626,192
229,300	Quiksilver, Inc.(b)	456,307
47,400	Red Hat, Inc.(b)	1,223,394
15,240	Reliance Steel & Aluminum Co.	555,955
14,330	Reynolds American, Inc.	694,718
63,120	RPC, Inc.	590,172
20,080	Safety Insurance Group, Inc.	672,078
21,230	Scansource, Inc.(b)	539,030
33,200	Schlumberger Ltd.	2,065,040
11,510	Schnitzer Steel Industries, Inc. - Class A	497,692
510	Seaboard Corp.	689,010
7,950	SEACOR Holdings, Inc.(b)	646,096
10,540	Sherwin-Williams Co. (The)	601,202
59,800	Smith International, Inc.	1,658,254
21,700	STERIS Corp.	634,942
80,610	TeleCommunication Systems, Inc. - Class A(b)	720,653
37,270	TeleTech Holdings, Inc.(b)	666,760
14,840	Torchmark Corp.	602,504
13,580	Travelers Cos., Inc. (The)	676,148
26,490	United Natural Foods, Inc.(b)	638,674
25,820	W.R. Berkley Corp.	638,270
115,250	Wal-Mart Stores, Inc.	5,725,620
90,500	WellPoint, Inc.(b)	4,231,780
29,030	Weyco Group, Inc.	647,369
26,370	World Acceptance Corp.(b)	661,623
74,800	Yum! Brands, Inc.	2,464,660

		145,975,662

Total Common Stocks (Cost $315,173,772)		342,824,290

EXCHANGE TRADED FUNDS — 2.7%

UNITED STATES — 2.7%
150,000	iShares iBoxx High Yield Corp. Bond Fund	12,777,000
650,000	iShares MSCI Malaysia Index Fund	6,818,500
565,000	iShares MSCI South Korea Index Fund	24,227,200
960,000	iShares MSCI Taiwan Index Fund	11,145,600

265,000	SPDR Gold Trust(b)	27,162,500

Total Exchange Traded Funds (Cost $69,053,180)		82,130,800

PREFERRED STOCKS — 0.0%

UNITED STATES — 0.0%
5,000	Crown Castle International Corp., Cnv.(b)	265,000
225,000	Fannie Mae(b)	258,750

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

UNITED STATES (continued)
250,000	Freddie Mac(b)	$275,000

Total Preferred Stocks (Cost $6,953,580)		798,750

RIGHTS/WARRANTS — 0.0%

UNITED STATES — 0.0%
483,600	Sapphire Industrials Corp., Warrants, Expires 01/17/12(b)	188,604

Total Rights/Warrants (Cost $261,158)		188,604

Principal Amount		Value

BANK LOANS — 3.1%

UNITED STATES — 3.1%

$4,040,387	Accellent, Inc., 3.65%, 11/22/12(d)	3,797,964
994,898	Amscan Holdings, Inc., 3.15%, 05/27/13(d)	895,408
17,668	ARAMARK Corp., 1.81%, 01/26/14(d)	16,186
269,265	ARAMARK Corp., 3.10%, 01/26/14(d)	246,677
2,983,871	BSC International Holding Ltd., 2.98%, 04/21/11(d)	2,894,355
1,593,772	Calpine Corp., 3.48%, 03/29/14(d)	1,463,282
1,994,911	Cengage Learning Acquisitions, Inc., 2.79%, 07/03/14(d)	1,726,430
1,988,862	Central Garden & Pet Co., 1.79%, 09/30/12(d)	1,876,159
4,000,000	Cequel Communications LLC., Tranche B Term Loan (Second Lien), 6.28%, 05/05/14(d)	3,958,000
747,709	CommScope, Inc., 3.45%, 12/26/14(d)	714,374
1,445,233	CommScope, Inc., 3.59%, 12/28/14(d)	1,394,650
2,188,250	DJO Finance LLC/DJO Finance Corp., 3.34%, 05/20/14(d)	2,101,633
2,563,563	Dollar General Corp., 3.61%, 07/07/14(d)	2,446,764
1,750,000	Dresser, Inc., 3.10%, 05/04/14(d)	1,631,145
994,937	Flextronics International Ltd., 2.54%, 10/01/14(d)	920,316
264,280	Flextronics International Ltd., 2.68%, 10/01/14(d)	243,798
895,192	Flextronics International Ltd., 2.69%, 10/01/14(d)	825,815

Principal Amount		Value

UNITED STATES (continued)
$994,825	Helix Energy Solutions Group, Inc., 2.51%, 07/01/13(d)	$967,468
3,500,000	Insight Midwest Holdings LLC, 3.47%, 04/07/14(d)	3,317,500
2,000,000	Intelsat Jackson Holdings Ltd., 3.25%, 02/01/14(d)	1,782,000
387,763	Isle of Capri Casinos, Inc., 2.06%, 11/25/13(d)	362,619
341,034	Isle of Capri Casinos, Inc., 2.35%, 11/25/13(d)	318,920
969,466	Isle of Capri Casinos, Inc., 2.83%, 11/25/13(d)	906,602
2,393,038	L-1 Identity Solutions, Inc., 7.03%, 08/05/13(d)	2,401,014
1,850,000	Language Line, Term B Loan, 3.50%, 10/28/15(d)	1,840,750
1,126,064	Las Vegas Sands Corp., I Term Loan, 1.75%, 05/23/14(d)	910,704
623,936	Las Vegas Sands Corp., Tranche B Term Loan, 1.75%, 05/23/14(d)	504,608
997,487	Manitowoc Co., Inc., 7.50%, 11/06/14(d)	978,785
4,324,268	MGM Mirage, Inc., 6.00%, 10/03/11(d)	3,935,084
2,462,500	Michael Foods, Inc., 6.50%, 04/27/14(d)	2,485,074
1,496,144	Michaels Stores, Inc., Replacement Loan, 2.55%, 10/31/13(d)	1,336,244
1,157,223	NRG Energy, Inc., 1.24%, 02/01/13(d)	1,086,946
2,154,530	NRG Energy, Inc., 2.19%, 02/01/13(d)	2,023,688
3,405,170	Nuveen Investments, Inc., 3.49%, 11/13/14(d)	2,928,446
1,000,000	Nuveen Investments, Inc., 12.50%, 07/21/15(d)	860,000
2,529,555	Oshkosh Corp., 6.59%, 12/06/13(d)	2,521,812
2,981,001	OSI Restaurant Partners LLC, 2.56%, 06/14/14(d)	2,475,295
253,664	OSI Restaurant Partners LLC, Pre-Funded Loan, 2.25%, 06/14/13(d)	210,632
2,352,624	Penn National Gaming, Inc., 2.44%, 10/03/12(d)	2,265,871
2,077,232	Petco Animal Supplies Stores, Inc., 2.95%, 10/26/13(d)	1,991,114

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Principal Amount			Value

UNITED STATES (continued)
$1,982,259		Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 3.01%, 04/02/14(d)	$1,852,421
2,500,000		Rental Service Corp., 4.22%, 11/30/13(d)	2,256,250
3,368,557		Sensata Technologies B.V./Sensata Technologies Finance Co. LLC, 2.25%, 04/27/13(d)	2,887,486
274,821		ServiceMaster Co. (The), 2.75%, 07/24/14(d)	243,751
2,759,658		ServiceMaster Co. (The), 2.83%, 07/24/14(d)	2,447,662
1,085,577		Spectrum Brands, Inc., 6.50%, 03/30/13(d)	1,058,709
12,229		Spectrum Brands, Inc., 6.50%, 03/30/13(d)	11,926
2,000,000		Starwood Hotel & Resorts Worldwide, Inc., 3.25%, 06/29/10(d)	1,920,000
342,399		SunGard Data Systems, Inc., 2.03%, 02/28/14(d)	320,357
1,000,000		SunGard Data Systems, Inc., Tranche B Term Loan, 3.63%, 02/28/16(d)	966,429
1,984,694		Time Warner Telecom Holdings, Inc., 2.00%, 01/07/13(d)	1,900,344
1,249,661		TRW Automotive, Inc., 6.00%, 02/09/14(d)	1,245,756
2,018,605		URS Corp., 1.96%, 11/15/12(d)	1,946,272
1,488,778		Vanguard Health Holding Co. II LLC, 2.56%, 09/23/11(d)	1,450,164
1,008,900		Virgin Media Investment Holdings Ltd., 4.00%, 09/03/12(d)	974,850
474,400		Warner Chilcott Company, Inc., 1.75%, 10/14/18(d)	475,586
1,356,000		Warner Chilcott Company, Inc., Term A Loan, 1.75%, 10/14/14(d)	1,359,390
1,491,600		Warner Chilcott Company, Inc., Term B Loan, 3.50%, 10/30/15(d)	1,495,329
678,000		Warner Chilcott Finance LLC, Term B-2 Loan (First Lien), 3.50%, 10/30/15(d)	679,695
2,082,554		Yankee Candle Co., Inc., 2.27%, 02/06/14(d)	1,938,262

Total Bank Loans (Cost $85,706,095)			92,994,771

Principal Amount			Value

CORPORATE BONDS — 61.7%
AUSTRALIA — 0.3%
$1,000,000		Rio Tinto Finance USA Ltd., 8.95%, 05/01/14	$1,181,872
9,000,000	(e)	Transpacific Industries Group Ltd., Cnv., 6.75%, 12/07/14	7,159,091

			8,340,963

AUSTRIA — 0.5%
6,462,800	(e)	A-TEC Industries AG, Cnv., 2.75%, 05/10/14	14,266,457

BERMUDA — 1.9%
7,000,000	(f)	Celestial Nutrifoods Ltd., Cnv., 15.73%, 06/12/11(g)	3,502,123
21,000,000		Central European Media Enterprises Ltd., Cnv., 3.50%, 03/15/13(h)	16,091,250
12,500,000		Global Crossing Ltd., Cnv., 5.00%, 05/15/11	12,000,000
2,500,000		Intelsat Bermuda Ltd., STEP, 11.25%, 02/04/17(h)	2,487,500
2,250,000		Intelsat Jackson Holdings Ltd., 11.25%, 06/15/16	2,396,250
3,400,000		Intelsat Ltd., 7.63%, 04/15/12	3,298,000
4,600,000		Intelsat Ltd., 6.50%, 11/01/13	4,232,000
1,500,000		Intelsat Subsidiary Holding Co. Ltd., 8.88%, 01/15/15(h)	1,505,625
5,500,000		Pacific Andes Holdings Ltd., Cnv., 4.00%, 04/18/12	4,876,850
200,000		Petroplus Finance Ltd., 6.75%, 05/01/14(h)	187,000
1,000,000		Petroplus Finance Ltd., 9.38%, 09/15/19(h)	1,002,500
7,000,000		Seadrill Ltd., Cnv., 3.63%, 11/08/12	6,560,701

			58,139,799

BRAZIL — 0.0%
1,000,000		Petrobras International Finance Co., 5.75%, 01/20/20	997,000

CANADA — 1.0%
3,000,000		Cascades, Inc., 7.25%, 02/15/13	2,932,500
1,000,000		Celestica, Inc., 7.88%, 07/01/11	1,020,000
1,500,000		Celestica, Inc., 7.63%, 07/01/13	1,537,500

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Principal Amount			Value

CANADA (continued)
$17,000,000		Lions Gate Entertainment Corp., Cnv., 2.94%, 10/15/24	$15,278,750
3,200,000		Teck Resources Ltd., 10.75%, 05/15/19	3,728,000
3,325,000		Videotron Ltee, 6.88%, 01/15/14	3,325,000
100,000		Videotron Ltee, 9.13%, 04/15/18	108,250
1,750,000		Videotron Ltee, 9.13%, 04/15/18(h)	1,894,375

			29,824,375

CHINA — 0.9%
11,000,000		China Medical Technologies, Inc., Cnv., 3.50%, 11/15/11	9,405,000
14,000,000		China Medical Technologies, Inc., Cnv., 4.00%, 08/15/13	10,202,500
6,039,000		Yingli Green Energy Holding Co. Ltd., Cnv., 6.95%, 12/15/12(g)	6,348,499

			25,955,999

FINLAND — 0.2%
5,000,000	(e)	Talvivaara Mining Co. Plc, Cnv., 5.25%, 05/20/13	6,154,582

FRANCE — 0.8%
1,000,000		Cie Generale de Geophysique- Veritas, 7.50%, 05/15/15	992,500
2,000,000		Cie Generale de Geophysique- Veritas, 9.50%, 05/15/16(h)	2,105,000
500,000		Cie Generale de Geophysique- Veritas, 7.75%, 05/15/17	495,000
33,838,000	(e)	Rhodia SA, Cnv., 5.00%, 01/01/14	20,278,051

			23,870,551

GERMANY — 0.4%
500,000		Kabel Deutschland GmbH, 10.63%, 07/01/14	526,875
2,637,000	(i)	Kreditanstalt Fuer Wiederaufbau, 6.50%, 11/15/11	1,956,092
8,000,000	(e)	TUI AG, Cnv., 2.75%, 09/01/12	8,646,101

			11,129,068

Principal Amount			Value

HONG KONG — 0.5%
$14,700,000		China Milk Products Group Ltd., Cnv., 11.11%, 01/05/12(g)	$16,322,968
72,300,000	(e)	FU JI Food and Catering Services Holdings Ltd., Cnv., 11.58%, 11/09/49(c)(g)	0

			16,322,968

INDIA — 0.5%
13,000,000		Ranbaxy Laboratories Ltd., Cnv., 14.20%, 03/18/11(g)	14,981,811

JAPAN — 0.6%
650,000,000	(e)	Konica Minolta Holdings, Inc., Cnv., 11.39%, 12/07/09(g)	6,978,862
1,200,000,000	(e)	Pioneer Corp., Cnv., 21.07%, 03/04/11(g)	9,961,100

			16,939,962

LUXEMBOURG — 1.0%
1,000,000		ArcelorMittal, 9.00%, 02/15/15	1,154,470
1,000,000		FMC Finance III SA, 6.88%, 07/15/17	982,500
500,000		Holcim US Finance Sarl & Cie SCS, 6.00%, 12/30/19(h)	515,600
13,500,000	(e)	Kloeckner & Co. Finance International SA, Cnv., 1.50%, 07/27/12	17,062,577
8,500,000		Wind Acquisition Finance SA, 11.75%, 07/15/17(h)	9,605,000

			29,320,147

MALAYSIA — 0.2%
19,200,000	(e)	Berjaya Land Berhad, Cnv., 8.00%, 08/15/11	5,701,491

NETHERLANDS — 0.2%
5,118,750	(e)	EM.TV Finance BV, Cnv., 5.25%, 05/08/13	5,354,612
500,000	(e)	Praktiker Finance BV, Cnv., 2.25%, 09/28/11	685,188

			6,039,800

NEW ZEALAND — 0.1%
3,074,000	(e)	European Investment Bank, 6.50%, 09/10/14	2,283,732

NORWAY — 1.4%
33,400,000		Petroleum Geo-Services ASA, Cnv., 2.70%, 12/03/12	28,189,299
10,000,000		Subsea 7, Inc., Cnv., 2.80%, 06/06/11	9,437,500

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Principal Amount			Value

NORWAY (continued)
$5,000,000		Subsea 7, Inc., Cnv., 1.90%, 06/29/17(g)	$4,935,850

			42,562,649

PHILIPPINES — 0.7%
20,000,000		First Gen Corp., Cnv., 2.50%, 02/11/13	20,963,500

SINGAPORE — 0.0%
250,000		Flextronics International Ltd., Cnv., 1.00%, 08/01/10	243,438

SOUTH AFRICA — 0.4%
75,000,000	(e)	Netcare Ltd., Cnv., 6.00%, 09/30/11	8,907,955
20,000,000	(e)	Steinhoff International Holdings Ltd., Cnv., 5.70%, 07/31/13	2,103,073
19,000,000	(e)	Steinhoff International Holdings Ltd., Cnv., 9.63%, 07/20/15	2,384,123

			13,395,151

SOUTH KOREA — 0.3%
11,000,000		Hynix Semiconductor, Inc., Cnv., 4.50%, 12/14/12	10,717,311

SWEDEN — 0.1%
910,000	(i)	Svensk Exportkredit AB, 7.63%, 06/30/14	680,935
2,000,000		Volvo Treasury AB, 5.95%, 04/01/15(h)	2,033,180

			2,714,115

THAILAND — 0.4%
13,200,000		Thoresen Thai Agencies Public Co. Ltd., Cnv., 2.50%, 09/24/12	12,927,974

UNITED ARAB EMIRATES — 0.5%
15,350,000		Dana Gas Sukuk Ltd., Cnv., 7.50%, 10/31/12	14,533,887

UNITED KINGDOM — 2.1%
5,000,000		Anglo American Capital Plc, 9.38%, 04/08/14(h)	5,839,715
17,000,000		International Power Finance (Jersey) III Ltd., Cnv., 4.75%, 06/05/15	22,172,002
13,325,000		Shire Plc, Cnv., 2.75%, 05/09/14	12,445,630
8,089,000		SOCO Finance (Jersey) Ltd., Cnv., 4.50%, 05/16/13	7,977,776

Principal Amount			Value

UNITED KINGDOM (continued)
$12,000,000		Vedanta Finance (Jersey) Ltd., Cnv., 4.60%, 02/21/26	$12,045,000
2,250,000		Virgin Media Finance Plc, 9.13%, 08/15/16	2,317,500
1,000,000		Virgin Media Finance Plc, 9.50%, 08/15/16	1,057,500

			63,855,123

UNITED STATES — 46.6%
1,000,000		Accellent, Inc., 10.50%, 12/01/13	980,000
31,134,000		ADC Telecommunications, Inc., Cnv., 1.59%, 06/15/13(d)	24,206,685
15,000,000		Advanced Micro Devices Inc., Cnv., 5.75%, 08/15/12	12,637,500
4,000,000		AES Corp. (The), 9.75%, 04/15/16(h)	4,360,000
3,250,000		AES Corp. (The), 8.00%, 10/15/17	3,266,250
500,000		AES Corp. (The), 8.00%, 06/01/20	500,000
5,000,000		Affiliated Managers Group, Inc., Cnv, 3.95%, 08/15/38	4,725,000
1,750,000		Affinion Group Inc., 10.13%, 10/15/13	1,793,750
2,250,000		Affinion Group Inc., 11.50%, 10/15/15	2,351,250
11,000,000		Affymetrix, Inc., Cnv., 3.50%, 01/15/38	8,758,750
2,500,000		Airgas, Inc., 7.13%, 10/01/18(h)	2,581,250
3,500,000		AK Steel Corp., 7.75%, 06/15/12	3,508,750
2,000,000		Alcatel-Lucent USA Inc., 2.88%, 06/15/25	1,655,000
6,045,000		Alexandria Real Estate Equities, Inc., REIT, Cnv., 3.70%, 01/15/27(h)	5,576,512
3,860,000		Allbritton Communications Co., 7.75%, 12/15/12	3,647,700
2,500,000		Alliant Techsystems, Inc., 6.75%, 04/01/16	2,456,250
2,000,000		Altria Group, Inc., 7.75%, 02/06/14	2,282,226
3,000,000		Altria Group, Inc., 9.25%, 08/06/19	3,637,212
1,000,000		Ameren Corp., 8.88%, 05/15/14	1,121,415
250,000		American Airlines, Inc., 10.50%, 10/15/12(h)	256,250

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Principal Amount		Value

UNITED STATES (continued)
$2,900,000	American Casino & Entertainment Properties LLC, 11.00%, 06/15/14(h)	$2,552,000
500,000	American Tower Corp., 4.63%, 04/01/15(h)	505,932
2,500,000	Amerigas Partners LP, 7.25%, 05/20/15	2,462,500
3,000,000	Ameristar Casinos, Inc., 9.25%, 06/01/14(h)	3,120,000
5,000,000	Amkor Technology, Inc., Cnv., 2.50%, 05/15/11	4,743,750
20,000,000	Amylin Pharmaceuticals, Inc., Cnv., 2.50%, 04/15/11	18,875,000
3,000,000	Anheuser-Busch InBev Worldwide, Inc., 4.13%, 01/15/15(h)	3,024,864
1,450,000	ARAMARK Corp., 5.00%, 06/01/12	1,363,000
10,000,000	ARAMARK Corp., 8.50%, 02/01/15	10,100,000
2,000,000	Arch Western Finance LLC, 6.75%, 07/01/13	1,930,000
600,000	ArvinMeritor, Inc., 8.75%, 03/01/12	588,000
1,300,000	ArvinMeritor, Inc., 8.13%, 09/15/15	1,134,250
1,150,000	Ashland, Inc., 9.13%, 06/01/17(h)	1,242,000
2,050,000	Baldor Electric Co., 8.63%, 02/15/17	2,111,500
2,338,000	Ball Corp., 6.88%, 12/15/12	2,338,000
250,000	Ball Corp., 6.63%, 03/15/18	245,625
2,650,000	Ball Corp., 7.38%, 09/01/19	2,709,625
5,000,000	Bell Microproducts, Inc., Series B, Cnv., 3.75%, 03/05/24	4,312,500
1,000,000	Biomet, Inc., 10.00%, 10/15/17	1,081,250
3,250,000	Biomet, Inc., 11.63%, 10/15/17	3,562,812
3,000,000	Black & Decker Corp., 8.95%, 04/15/14	3,540,480
2,000,000	Boise Paper Holdings LLC, 9.00%, 11/01/17(h)	2,020,000
5,000,000	Boyd Gaming Corp., 6.75%, 04/15/14	4,525,000
2,600,000	Brunswick Corp., 11.25%, 11/01/16(h)	2,834,000
2,350,000	Burlington Coat Factory Warehouse Corp., 11.13%, 04/15/14	2,426,375

Principal Amount		Value

UNITED STATES (continued)
$1,700,000	Cablevision Systems Corp., 8.63%, 09/15/17(h)	$1,759,500
2,700,000	Cablevision Systems Corp., Series B, 8.00%, 04/15/12	2,835,000
30,784,000	Cadence Design Systems, Inc., Cnv., 1.38%, 12/15/11	28,321,280
4,088,000	Calpine Corp., 7.25%, 10/15/17(h)	3,852,940
4,000,000	CBIZ, Inc., Cnv., 3.13%, 06/01/26	3,790,000
5,000,000	CBS Corp., 8.20%, 05/15/14	5,568,615
1,500,000	CC Holdings GS V LLC/Crown Castle GS III Corp., 7.75%, 05/01/17(h)	1,575,000
1,500,000	Centennial Communications Corp., 6.04%, 01/01/13(d)	1,488,750
250,000	Centennial Communications Corp., 8.13%, 02/01/14	258,438
14,000,000	Central European Distribution Corp., Cnv., 3.00%, 03/15/13	11,480,000
8,000,000	Ceradyne, Inc., Cnv., 2.88%, 12/15/35	7,440,000
5,250,000	Chesapeake Energy Corp., 6.88%, 01/15/16	5,066,250
2,000,000	Chesapeake Energy Corp., 6.25%, 01/15/18	1,830,000
1,000,000	CHS/Community Health Systems, Inc., 8.88%, 07/15/15	1,030,000
51,000,000	Ciena Corp., Cnv., 0.25%, 05/01/13	38,951,250
1,000,000	CIGNA Corp., 8.50%, 05/01/19	1,131,303
3,250,000	Cincinnati Bell, Inc., 8.38%, 01/15/14	3,233,750
2,000,000	Cincinnati Bell, Inc., 7.00%, 02/15/15	1,910,000
1,000,000	Cincinnati Bell, Inc., 8.25%, 10/15/17	987,500
1,700,000	Cogent Communications Group, Inc., Cnv., 1.00%, 06/15/27	1,119,875
9,000,000	Conexant Systems, Inc., Cnv., 4.00%, 03/01/26	7,785,000
1,000,000	Consol Energy, Inc., 7.88%, 03/01/12	1,062,500
1,750,000	Constellation Brands, Inc., 7.25%, 09/01/16	1,754,375

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Principal Amount		Value

UNITED STATES (continued)
$1,300,000	Constellation Brands, Inc., 7.25%, 05/15/17	$1,303,250
2,650,000	Corrections Corp. of America, 7.75%, 06/01/17	2,729,500
20,600,000	Covanta Holding Corp., Cnv., 1.00%, 02/01/27	18,617,250
1,750,000	Crown Americas LLC/Crown Americas Capital Corp II, 7.63%, 05/15/17(h)	1,793,750
3,000,000	Crown Americas LLC/Crown Americas Capital Corp., 7.63%, 11/15/13	3,075,000
3,500,000	Crown Castle International Corp., 9.00%, 01/15/15	3,692,500
1,000,000	CSC Holdings, Inc., 8.50%, 04/15/14(h)	1,056,250
1,100,000	CSC Holdings, Inc., 7.63%, 07/15/18	1,127,500
4,750,000	DaVita, Inc., 7.25%, 03/15/15	4,690,625
775,000	Del Monte Corp., 6.75%, 02/15/15	773,062
500,000	Delta Air Lines, Inc., 9.50%, 09/15/14(h)	510,000
500,000	Denbury Resources, Inc., 7.50%, 12/15/15	500,000
2,500,000	Denbury Resources, Inc., 9.75%, 03/01/16	2,681,250
4,000,000	DISH DBS Corp., 6.63%, 10/01/14	3,900,000
250,000	DISH DBS Corp., 7.13%, 02/01/16	250,000
1,000,000	DISH DBS Corp., 7.88%, 09/01/19(h)	1,023,750
2,000,000	DJO Finance LLC/DJO Finance Corp., 10.88%, 11/15/14	2,085,000
1,150,000	Dole Food Co., Inc., 8.00%, 10/01/16(h)	1,164,375
1,000,000	Dow Chemical Co. (The), 4.85%, 08/15/12	1,041,105
1,000,000	Dow Chemical Co. (The), 5.90%, 02/15/15	1,034,497
1,000,000	Dynegy Holdings, Inc., 7.50%, 06/01/15	920,000
1,500,000	Dynegy Holdings, Inc., 8.38%, 05/01/16	1,398,750
250,000	Edison Mission Energy, 7.50%, 06/15/13	232,500
2,850,000	Edison Mission Energy, 7.00%, 05/15/17	2,301,375
3,900,000	Edison Mission Energy, 7.20%, 05/15/19	3,110,250

Principal Amount		Value

UNITED STATES (continued)
$1,250,000	Education Management LLC/Education Management Finance Corp., 8.75%, 06/01/14	$1,287,500
221,000	Education Management LLC/Education Management Finance Corp., 10.25%, 06/01/16	240,890
3,150,000	El Paso Corp., 7.00%, 06/15/17	3,151,134
1,000,000	El Paso Corp., 7.25%, 06/01/18	998,531
3,090,000	Encore Acquisition Co., 6.00%, 07/15/15	2,889,150
4,415,000	EnerSys, Cnv., STEP, 3.38%, 06/01/38	3,973,500
10,000,000	Epicor Software Corp., Cnv., 2.38%, 05/15/27	8,387,500
27,000,000	Euronet Worldwide, Inc., Cnv., 3.50%, 10/15/25	25,380,000
4,600,000	EXCO Resources, Inc., 7.25%, 01/15/11	4,577,000
2,250,000	Felcor Lodging Trust, Inc., REIT, 10.00%, 10/01/14(h)	2,221,875
1,500,000	Ferrellgas Partners LP, 9.13%, 10/01/17(h)	1,567,500
1,705,000	Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., 8.75%, 06/15/12	1,705,000
4,550,000	Ford Motor Credit Co. LLC, 7.80%, 06/01/12	4,455,224
1,650,000	Ford Motor Credit Co. LLC, 7.50%, 08/01/12	1,606,861
7,000,000	Ford Motor Credit Co. LLC, 8.00%, 06/01/14	6,806,058
250,000	Freeport-McMoRan Copper & Gold, Inc., 8.38%, 04/01/17	268,750
2,400,000	Fresenius US Finance II, Inc., 9.00%, 07/15/15(h)	2,640,000
1,322,000	Frontier Communications Corp., 6.25%, 01/15/13	1,305,475
750,000	FTI Consulting, Inc., 7.75%, 10/01/16	753,750
8,000,000	GenCorp, Inc., Cnv., 2.25%, 11/15/24	7,030,000
13,100,000	General Cable Corp., Cnv., 1.00%, 10/15/12	12,281,250
2,350,000	GeoEye, Inc., 9.63%, 10/01/15(h)	2,426,375
2,500,000	Georgia-Pacific LLC, 8.13%, 05/15/11	2,600,000
1,100,000	Georgia-Pacific LLC, 8.25%, 05/01/16(h)	1,166,000

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Principal Amount		Value

UNITED STATES (continued)
$19,000,000	Global Industries Ltd., Cnv., 2.75%, 08/01/27	$11,803,750
9,000,000	Goodrich Petroleum Corp., Cnv., 3.25%, 12/01/26	8,223,750
3,500,000	Goodyear Tire & Rubber Co. (The), 10.50%, 05/15/16	3,788,750
1,000,000	Graham Packaging Co. LP/GPC Capital Corp. I, 8.50%, 10/15/12	1,007,500
850,000	Graham Packaging Co. LP/GPC Capital Corp. I, 9.88%, 10/15/14	867,000
1,000,000	Graphic Packaging International, Inc., 9.50%, 08/15/13	1,026,250
1,250,000	Graphic Packaging International, Inc., 9.50%, 06/15/17(h)	1,312,500
12,000,000	Great Atlantic & Pacific Tea Co., Cnv., 6.75%, 12/15/12	10,695,000
4,500,000	GSI Commerce, Inc., Cnv., 2.50%, 06/01/27	3,993,750
1,250,000	HCA, Inc., 8.70%, 02/10/10	1,260,210
450,000	HCA, Inc., 8.75%, 09/01/10	457,875
1,000,000	HCA, Inc., 6.95%, 05/01/12	997,500
1,500,000	HCA, Inc., 6.30%, 10/01/12	1,470,000
3,205,000	HCA, Inc., 6.75%, 07/15/13	3,116,862
1,000,000	HCA, Inc., 5.75%, 03/15/14	930,000
200,000	HCA, Inc., 9.13%, 11/15/14	207,000
2,520,000	HCA, Inc., 6.50%, 02/15/16	2,349,900
1,650,000	HCA, Inc., 9.25%, 11/15/16	1,724,250
2,900,000	HCA, Inc., 8.50%, 04/15/19(h)	3,074,000
200,000	Helix Energy Solutions Group, Inc., 9.50%, 01/15/16(h)	205,500
17,650,000	Helix Energy Solutions Group, Inc., Cnv., 3.25%, 12/15/25	15,289,312
5,000,000	Hercules Offshore, Inc., Cnv., STEP, 3.38%, 06/01/38(h)	3,856,250

Principal Amount		Value

UNITED STATES (continued)
$2,000,000	Hertz Corp. (The), 8.88%, 01/01/14	$2,025,000
2,000,000	Hertz Corp. (The), 10.50%, 01/01/16	2,085,000
20,750,000	Hologic, Inc., Cnv., STEP, 2.00%, 12/15/37	16,833,438
9,000,000	Horizon Lines, Inc., Cnv., 4.25%, 08/15/12	7,098,750
3,500,000	Hornbeck Offshore Services, Inc., 8.00%, 09/01/17(h)	3,465,000
1,250,000	Hornbeck Offshore Services, Inc., Cnv., STEP, 1.63%, 11/15/26	1,091,875
2,250,000	Hornbeck Offshore Services, Inc., Series B, 6.13%, 12/01/14	2,081,250
1,700,000	Host Hotels & Resorts LP, REIT, 7.13%, 11/01/13	1,691,500
750,000	Host Hotels & Resorts LP, REIT, Cnv., 2.63%, 04/15/27(h)	671,250
1,400,000	Hughes Network Systems LLC/HNS Finance Corp., 9.50%, 04/15/14	1,424,500
1,750,000	Huntsman International LLC, 7.88%, 11/15/14	1,645,000
1,250,000	Huntsman International LLC, 5.50%, 06/30/16(h)	1,081,250
12,000,000	Hutchinson Technology, Inc., Cnv., 3.25%, 01/15/26	8,865,000
1,000,000	Hyatt Hotels Corp., 5.75%, 08/15/15(h)	1,019,236
500,000	Hyatt Hotels Corp., 6.88%, 08/15/19(h)	510,084
3,000,000	IASIS Healthcare LLC/IASIS Capital Corp., 8.75%, 06/15/14	3,075,000
9,000,000	Iconix Brand Group, Inc., Cnv., 1.88%, 06/30/12	7,785,000
600,000	Inergy LP Inergy Finance Corp., 6.88%, 12/15/14	582,000
1,825,000	Inergy LP/Inergy Finance Corp., 8.25%, 03/01/16	1,852,375
3,250,000	Ingles Markets Inc., 8.88%, 05/15/17	3,331,250
2,000,000	Integra LifeSciences Holdings Corp., Cnv., 2.75%, 06/01/10(h)	1,962,500
10,000,000	Integra LifeSciences Holdings Corp., Cnv., 2.38%, 06/01/12(h)	8,775,000
1,350,000	Intelsat Corp., 9.25%, 08/15/14	1,373,625

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Principal Amount		Value

UNITED STATES (continued)
$2,000,000	Interpublic Group of Cos., Inc., 10.00%, 07/15/17(h)	$2,150,000
27,950,000	Interpublic Group of Cos., Inc., Cnv., 4.25%, 03/15/23	26,936,812
250,000	Ipalco Enterprises, Inc., 7.25%, 04/01/16(h)	251,875
3,750,000	Iron Mountain, Inc., 7.75%, 01/15/15	3,796,875
1,800,000	Iron Mountain, Inc., 6.63%, 01/01/16	1,759,500
3,685,000	Isle of Capri Casinos, Inc., 7.00%, 03/01/14	3,288,862
1,000,000	ITT Corp., 4.90%, 05/01/14	1,060,282
1,000,000	Jarden Corp., 8.00%, 05/01/16	1,030,000
3,250,000	Jarden Corp., 7.50%, 05/01/17	3,201,250
32,000,000	JDS Uniphase Corp., Cnv., 1.00%, 05/15/26	26,520,000
2,750,000	KAR Auction Services, Inc., 10.00%, 05/01/15	2,818,750
3,750,000	Kinetic Concepts, Inc., Cnv., 3.25%, 04/15/15(h)	3,440,625
35,940,000	King Pharmaceuticals, Inc., Cnv., 1.25%, 04/01/26	30,728,700
9,675,000	L-1 Identity Solutions, Inc., Cnv., 3.75%, 05/15/27	8,683,313
1,650,000	L-3 Communications Corp., 6.13%, 07/15/13	1,662,375
850,000	Lamar Media Corp., 7.25%, 01/01/13	835,125
2,000,000	Lamar Media Corp., 6.63%, 08/15/15	1,910,000
1,000,000	Lamar Media Corp., Series C, 6.63%, 08/15/15	945,000
16,550,000	Level 3 Communications, Inc., Cnv., 5.25%, 12/15/11	15,019,125
1,500,000	Level 3 Communications, Inc., Cnv., 3.50%, 06/15/12	1,258,125
2,550,000	Levi Strauss & Co., 9.75%, 01/15/15	2,664,750
1,100,000	Liberty Media LLC, 5.70%, 05/15/13	1,034,000
11,913,840	Liberty Media LLC, Cnv., 3.13%, 03/30/23	11,735,132
3,250,000	LifePoint Hospitals, Inc., Cnv., 3.50%, 05/15/14	2,908,750
2,000,000	LIN Television Corp., 6.50%, 05/15/13	1,875,000

Principal Amount		Value

UNITED STATES (continued)
$7,000,000	Live Nation, Inc., Cnv., 2.88%, 07/15/27	$4,996,250
1,800,000	Ltd. Brands, Inc., 6.90%, 07/15/17	1,714,500
1,400,000	Ltd. Brands, Inc., 8.50%, 06/15/19(h)	1,470,000
500,000	Mariner Energy, Inc., 7.50%, 04/15/13	487,500
2,000,000	Mariner Energy, Inc., 11.75%, 06/30/16	2,200,000
2,850,000	Masco Corp., 6.13%, 10/03/16	2,733,481
20,000,000	Masco Corp., Series B, Cnv., 3.75%, 07/20/31(g)	9,482,740
3,000,000	Massey Energy Co., 6.88%, 12/15/13	2,962,500
3,500,000	Massey Energy Co., Cnv., 3.25%, 08/01/15	2,808,750
1,400,000	Mediacom Broadband LLC/Mediacom Broadband Corp., 8.50%, 10/15/15	1,414,000
5,600,000	Mediacom LLC/Mediacom Capital Corp., 9.13%, 08/15/19(h)	5,782,000
30,500,000	Medicis Pharmaceutical Corp., Cnv., 2.50%, 06/04/32	29,089,375
4,000,000	Mentor Graphics Corp., Cnv., 6.25%, 03/01/26	3,795,000
2,000,000	MGM Mirage, Inc., 10.38%, 05/15/14(h)	2,130,000
2,000,000	MGM Mirage, Inc., 11.38%, 03/01/18(h)	1,800,000
4,250,000	Michaels Stores, Inc., 11.38%, 11/01/16	4,111,875
10,000,000	Micron Technology, Inc., Cnv., 1.88%, 06/01/14	7,737,500
3,250,000	Mirant Americas Generation LLC, 8.30%, 05/01/11	3,306,875
1,850,000	Mirant Americas Generation LLC, 8.50%, 10/01/21	1,646,500
1,450,000	Nalco Co., 8.88%, 11/15/13	1,493,500
2,950,000	NASDAQ OMX Group, Inc. (The), Cnv., 2.50%, 08/15/13	2,592,312
3,000,000	Navistar International Corp., Cnv., 3.00%, 10/15/14	2,823,750
4,935,000	Nektar Therapeutics, Cnv., 3.25%, 09/28/12	4,385,981

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Principal Amount		Value

UNITED STATES (continued)
$11,000,000	Newport Corp., Cnv., 2.50%, 02/15/12	$9,583,750
500,000	Nielsen Finance LLC/Nielsen Finance Co., 11.63%, 02/01/14	533,750
2,825,000	Nielsen Finance LLC/Nielsen Finance Co., 10.00%, 08/01/14	2,909,750
1,750,000	Nielsen Finance LLC/Nielsen Finance Co., STEP, 12.50%, 08/01/16	1,515,938
29,000,000	NII Holdings, Inc., Cnv., 3.13%, 06/15/12	25,701,250
6,038,000	NII Holdings, Inc., Cnv., 2.75%, 08/15/25	5,970,072
1,000,000	NRG Energy, Inc., 7.38%, 02/01/16	993,750
3,000,000	NRG Energy, Inc., 7.38%, 01/15/17	2,970,000
450,000	Nuveen Investments, Inc., 5.00%, 09/15/10	438,750
2,000,000	Nuveen Investments, Inc., 10.50%, 11/15/15(h)	1,770,000
500,000	Office Depot, Inc., 6.25%, 08/15/13	435,000
2,709,000	Omnicare, Inc., 6.88%, 12/15/15	2,566,778
38,600,000	Omnicare, Inc., Cnv., 3.25%, 12/15/35	30,735,250
15,000,000	OSI Pharmaceuticals, Inc., Cnv., 3.00%, 01/15/38	13,462,500
1,150,000	Owens Corning, Inc., 6.50%, 12/01/16	1,146,480
2,250,000	Owens Corning, Inc., 9.00%, 06/15/19	2,440,996
1,000,000	Owens-Brockway Glass Container, Inc., 8.25%, 05/15/13	1,020,000
200,000	Owens-Brockway Glass Container, Inc., 6.75%, 12/01/14	199,500
2,000,000	Owens-Brockway Glass Container, Inc., 7.38%, 05/15/16	2,020,000
3,850,000	Pantry, Inc. (The), 7.75%, 02/15/14	3,638,250
22,020,000	Pantry, Inc. (The), Cnv., 3.00%, 11/15/12	18,138,975
6,000,000	Parker Drilling Co., Cnv., 2.13%, 07/15/12	5,287,500
1,000,000	Peabody Energy Corp., 7.38%, 11/01/16	1,010,000
1,000,000	Penn National Gaming, Inc., 8.75%, 08/15/19(h)	977,500

Principal Amount		Value

UNITED STATES (continued)
$2,650,000	Penske Auto Group, Inc., 7.75%, 12/15/16	$2,557,250
1,350,000	Penske Auto Group, Inc., Cnv., 3.50%, 04/01/26	1,355,062
2,500,000	PetroHawk Energy Corp., 9.13%, 07/15/13	2,587,500
582,000	Pinnacle Entertainment, Inc., 8.25%, 03/15/12	582,000
750,000	Pinnacle Entertainment, Inc., 7.50%, 06/15/15	675,000
1,000,000	Pinnacle Entertainment, Inc., 8.63%, 08/01/17(h)	995,000
2,750,000	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 9.25%, 04/01/15	2,777,500
2,400,000	Pioneer Natural Resources Co., 6.88%, 05/01/18	2,295,142
1,500,000	Pioneer Natural Resources Co., Cnv., 2.88%, 01/15/38	1,507,500
1,150,000	Plains Exploration & Production Co., 10.00%, 03/01/16	1,230,500
3,350,000	Plains Exploration & Production Co., 7.63%, 06/01/18	3,253,688
4,000,000	Playboy Enterprises, Inc., Cnv., 3.00%, 03/15/25	3,275,000
8,000,000	Powerwave Technologies, Inc., Cnv., 1.88%, 11/15/24	6,390,000
3,500,000	Psychiatric Solutions, Inc., 7.75%, 07/15/15	3,447,500
2,100,000	QVC, Inc., 7.50%, 10/01/19(h)	2,079,000
1,000,000	Qwest Capital Funding, Inc., 7.90%, 08/15/10	1,010,000
500,000	Qwest Capital Funding, Inc., 6.50%, 11/15/18	417,500
1,500,000	Qwest Communications International, Inc., 7.25%, 02/15/11	1,500,000
1,800,000	Qwest Communications International, Inc., 7.50%, 02/15/14	1,764,000
1,000,000	Qwest Communications International, Inc., 8.00%, 10/01/15(h)	992,500
1,000,000	Qwest Communications International, Inc., Cnv., 3.50%, 11/15/25	993,750
4,900,000	Qwest Communications International, Inc., Series B, 7.50%, 02/15/14	4,802,000

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Principal Amount		Value

UNITED STATES (continued)
$200,000	Qwest Corp., 7.50%, 10/01/14	$202,000
1,400,000	Qwest Corp., 8.38%, 05/01/16(h)	1,445,500
1,000,000	Range Resources Corp., 7.50%, 05/15/16	1,002,500
1,000,000	Range Resources Corp., 7.50%, 10/01/17	1,002,500
7,000,000	Regal Entertainment Group, Cnv., 6.25%, 03/15/11(h)	6,956,250
2,000,000	Reynolds Group DL Escrow, Inc./Reynolds Group Escrow LLC, 7.75%, 10/15/16(h)	1,990,000
3,000,000	RITE AID Corp., 8.63%, 03/01/15	2,460,000
1,250,000	RITE AID Corp., 7.50%, 03/01/17	1,118,750
250,000	RITE AID Corp., 9.50%, 06/15/17	203,750
5,000,000	RITE AID Corp., Cnv., 8.50%, 05/15/15	4,700,000
1,500,000	Rock-Tenn Co., 9.25%, 03/15/16(h)	1,605,000
300,000	RSC Equipment Rental, Inc., 9.50%, 12/01/14	296,250
1,500,000	RSC Equipment Rental, Inc., 10.00%, 07/15/17(h)	1,627,500
3,350,000	Sabre Holdings Corp., 8.35%, 03/15/16	2,989,875
250,000	Sally Holdings LLC/Sally Capital, Inc., 9.25%, 11/15/14	260,000
51,000,000	SanDisk Corp., Cnv., 1.00%, 05/15/13	39,397,500
2,250,000	Sanmina-SCI Corp., 8.13%, 03/01/16	2,148,750
26,000,000	SAVVIS, Inc., Cnv., 3.00%, 05/15/12	22,782,500
4,500,000	SBA Communications Corp., Cnv., 1.88%, 05/01/13	4,241,250
5,000,000	School Specialty, Inc., Cnv., 3.75%, 11/30/26	4,593,750
650,000	Scientific Games Corp., 7.88%, 06/15/16(h)	637,000
1,000,000	Scientific Games International, Inc., 9.25%, 06/15/19(h)	1,040,000
500,000	SEACOR Holdings, Inc., 7.38%, 10/01/19	501,696
2,250,000	Sealed Air Corp., 7.88%, 06/15/17(h)	2,344,590

Principal Amount		Value

UNITED STATES (continued)
$2,200,000	Sealy Mattress Co., 8.25%, 06/15/14	$2,134,000
2,000,000	Sealy Mattress Co., 10.88%, 04/15/16(h)	2,240,000
2,750,000	Service Corp. International, 7.38%, 10/01/14	2,750,000
750,000	Service Corp. International, 7.63%, 10/01/18	744,375
3,350,000	ServiceMaster Co. (The), 10.75%, 07/15/15(h)(j)	3,333,250
2,000,000	Snap-On, Inc., 6.13%, 09/01/21	2,065,146
750,000	Solo Cup Co., 10.50%, 11/01/13(h)	795,000
4,300,000	Solo Cup Co., 8.50%, 02/15/14	4,181,750
2,500,000	Solutia, Inc., 8.75%, 11/01/17	2,587,500
250,000	Sonic Automotive, Inc., 8.63%, 08/15/13	242,500
1,000,000	Speedway Motorsports, Inc., 6.75%, 06/01/13	985,000
2,750,000	Speedway Motorsports, Inc., 8.75%, 06/01/16(h)	2,873,750
3,000,000	Sprint Capital Corp., 7.63%, 01/30/11	3,033,750
2,850,000	Sprint Nextel Corp., 6.00%, 12/01/16	2,451,000
3,650,000	Sprint Nextel Corp., 8.38%, 08/15/17	3,522,250
5,000,000	Staples, Inc., 9.75%, 01/15/14	6,059,260
1,775,000	Stater Brothers Holdings, 8.13%, 06/15/12	1,783,875
825,000	Stater Brothers Holdings, 7.75%, 04/15/15	814,688
1,400,000	Steel Dynamics, Inc., 7.38%, 11/01/12	1,405,250
3,100,000	Steel Dynamics, Inc., 6.75%, 04/01/15	2,937,250
15,000,000	Stewart Enterprises, Inc., Cnv., 3.13%, 07/15/14	12,975,000
8,000,000	Stillwater Mining Co., Cnv., 1.88%, 03/15/28	6,120,000
506,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., 6.88%, 12/15/13	500,940
8,800,000	SunGard Data Systems, Inc., 9.13%, 08/15/13	8,954,000
1,250,000	SunGard Data Systems, Inc., 10.63%, 05/15/15(h)	1,346,875
2,000,000	SunGard Data Systems, Inc., 10.25%, 08/15/15	2,062,500

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Principal Amount		Value

UNITED STATES (continued)
$2,500,000	SuperValu, Inc., 8.00%, 05/01/16	$2,543,750
1,400,000	Susser Holdings LLC/Susser Finance Corp., 10.63%, 12/15/13	1,449,000
12,652,000	Tech Data Corp., Cnv., 2.75%, 12/15/26	12,825,965
2,000,000	Telesat Canada/Telesat LLC, 11.00%, 11/01/15(h)	2,170,000
1,000,000	Tenneco, Inc., 8.63%, 11/15/14	942,500
500,000	Terex Corp., 7.38%, 01/15/14	491,250
1,000,000	Terex Corp., 10.88%, 06/01/16	1,080,000
1,800,000	Terex Corp., 8.00%, 11/15/17	1,660,500
1,500,000	Tesoro Corp., 9.75%, 06/01/19	1,541,250
743,000	Texas Industries, Inc., 7.25%, 07/15/13	728,140
2,750,000	Time Warner Telecom Holdings, Inc., 9.25%, 02/15/14	2,832,500
11,800,000	Time Warner Telecom, Inc., Cnv., 2.38%, 04/01/26	11,151,000
900,000	Toys R US Property Co. I LLC, 10.75%, 07/15/17(h)	976,500
1,500,000	Toys R US, Inc., 7.63%, 08/01/11	1,500,000
1,500,000	Toys R US, Inc., 7.88%, 04/15/13	1,458,750
1,950,000	Toys R US, Inc., 7.38%, 10/15/18	1,735,500
1,500,000	TransDigm, Inc., 7.75%, 07/15/14	1,507,500
9,000,000	Trico Marine Services, Inc., Cnv., 8.13%, 02/01/13	7,953,750
14,000,000	Trinity Industries, Inc., Cnv., 3.88%, 06/01/36	10,272,500
14,000,000	UAL Corp., Cnv., 4.50%, 06/30/21	10,465,000
1,500,000	UAL Corp., Cnv., 6.00%, 10/15/29	1,391,250
5,000,000	United Rentals North America, Inc., 7.75%, 11/15/13	4,575,000
750,000	United Rentals North America, Inc., 10.88%, 06/15/16(h)	813,750
1,000,000	United Rentals North America, Inc., Cnv., 1.88%, 10/15/23	960,000

Principal Amount		Value

UNITED STATES (continued)
$3,000,000	Universal City Development Partners Ltd., 8.88%, 11/15/15(h)	$2,970,000
1,875,000	Universal City Development Partners Ltd., 10.88%, 11/15/16(h)	1,875,000
1,500,000	USG Corp., 9.50%, 01/15/18	1,473,750
1,750,000	Valeant Pharmaceuticals International, 8.38%, 06/15/16(h)	1,789,375
2,250,000	Valor Telecommunications Enterprises Finance Corp., 7.75%, 02/15/15	2,323,125
1,050,000	Vanguard Health Holding Co. I LLC, STEP, 11.25%, 10/01/15	1,102,500
2,500,000	Vanguard Health Holding Co. II LLC, 9.00%, 10/01/14	2,600,000
26,000,000	VeriFone Holdings, Inc., Cnv., 1.38%, 06/15/12	22,035,000
1,000,000	Viacom, Inc., 4.25%, 09/15/15	1,003,099
5,900,000	Virgin Media, Inc., Cnv., 6.50%, 11/15/16(h)	6,239,250
1,450,000	Visant Corp., 7.63%, 10/01/12	1,459,062
1,800,000	Visant Holding Corp., 8.75%, 12/01/13	1,840,500
800,000	Waste Services, Inc., 9.50%, 04/15/14	804,000
1,000,000	WellPoint, Inc., 6.00%, 02/15/14	1,082,395
3,200,000	West Corp., 9.50%, 10/15/14	3,200,000
1,450,000	West Corp., 11.00%, 10/15/16	1,486,250
1,000,000	Weyerhaeuser Co., 7.38%, 10/01/19	1,030,820
2,000,000	Williams Partners LP/Williams Partners Finance Corp., 7.25%, 02/01/17	1,989,480
2,150,000	Windstream Corp., 8.63%, 08/01/16	2,209,125
2,100,000	Windstream Corp., 7.00%, 03/15/19	1,992,375
5,000,000	World Acceptance Corp., Cnv., 3.00%, 10/01/11	4,550,000
4,000,000	Wyndham Worldwide Corp., 6.00%, 12/01/16	3,641,444
3,000,000	Yankee Acquisition Corp., 8.50%, 02/15/15	2,865,000

		1,406,058,664

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Principal Amount			Value

VENEZUELA — 0.1%
$2,040,000		Corp. Andina de Fomento, 8.13%, 06/04/19	$2,424,214

Total Corporate Bonds (Cost $1,737,775,129)			1,860,664,731

GOVERNMENT BONDS — 8.9%

ARGENTINA — 0.2%
16,258,000		Republic of Argentina, 0.94%, 08/03/12(d)	5,121,270

AUSTRALIA — 0.4%
2,000,000	(e)	Australian Government Index Linked, 4.00%, 08/20/10	2,851,450
710,000	(e)	New South Wales Treasury Corp., 6.00%, 05/01/12	648,511
3,340,000	(e)	New South Wales Treasury Corp., 5.50%, 03/01/17	2,907,232
1,330,000	(e)	Queensland Treasury Corp., 6.00%, 06/14/11	1,216,399
685,000	(e)	Queensland Treasury Corp., 6.00%, 08/14/13	624,491
1,370,000	(e)	Queensland Treasury Corp., 6.00%, 09/14/17	1,227,566
3,190,000	(e)	Queensland Treasury Corp., 7.13%, 09/18/17(h)	2,339,139

			11,814,788

BRAZIL — 0.8%
9,490,000	(e)	Brazil Notas do Tesouro Nacional, Series B, 6.00%, 05/15/15	9,944,842
2,400,000	(e)	Brazil Notas do Tesouro Nacional, Series B, 6.00%, 05/15/45	2,388,260
15,670,000	(e)	Brazil Notas do Tesouro Nacional, Series F, 10.00%, 01/01/12	8,924,526
3,900,000	(e)	Brazil Notas do Tesouro Nacional, Series F, 10.00%, 01/01/17	1,978,936

			23,236,564

CANADA — 0.0%
1,526,000	(i)	Province of Ontario, 6.25%, 06/16/15	1,093,794

FRANCE — 0.4%
4,360,000(e)		France Government Bond OAT, 4.25%, 10/25/17	6,885,099
4,000,000(e)		France Government Bond OAT, 5.50%, 04/25/29	6,916,513

			13,801,612

Principal Amount			Value

HUNGARY — 0.2%
$1,575,000	(e)	Hungary Government International Bond, 3.88%, 02/24/20	$1,998,610
520,000	(e)	Republic of Hungary, 4.38%, 07/04/17	723,168
1,705,000	(e)	Republic of Hungary, 5.75%, 06/11/18	2,549,709

			5,271,487

INDONESIA — 1.0%
4,415,000		Indonesia Government International Bond, 11.63%, 03/04/19(h)	6,092,700
1,070,000		Indonesia Government International Bond, 8.50%, 10/12/35	1,267,950
561,000		Indonesia Government International Bond, 8.50%, 10/12/35(h)	664,785
260,000		Indonesia Government International Bond, 6.63%, 02/17/37(h)	253,500
700,000		Indonesia Government International Bond, 7.75%, 01/17/38(h)	756,000
660,000		Indonesia Government International Bond, 7.75%, 01/17/38	712,800
23,560,000,000	(e)	Indonesia Treasury Bond, 9.00%, 09/15/13	2,444,415
3,590,000,000	(e)	Indonesia Treasury Bond, 9.00%, 09/15/18	351,532
19,800,000,000	(e)	Indonesia Treasury Bond, 12.80%, 06/15/21	2,400,834
1,160,000,000	(e)	Indonesia Treasury Bond, 12.90%, 06/15/22	141,524
1,590,000,000	(e)	Indonesia Treasury Bond, 10.25%, 07/15/22	163,426
137,380,000,000	(e)	Indonesia Treasury Bond, 9.50%, 07/15/23	13,229,967
25,525,000,000	(e)	Indonesia Treasury Bond, 10.00%, 02/15/28	2,502,188

			30,981,621

ISRAEL — 0.2%
14,130,000	(e)	Israel Government Bond - Shahar, 7.00%, 04/29/11	4,164,750
3,950,000	(e)	Israel Treasury Bill - Makam, 1.59%, 10/06/10(g)	1,037,970

			5,202,720

LITHUANIA — 0.1%
3,580,000		Republic of Lithuania, 6.75%, 01/15/15(h)	3,571,873

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Principal Amount			Value

MALAYSIA — 0.5%
35,500,000	(e)	Malaysia Government Bond, 3.87%, 04/13/10	$10,487,641
13,820,000	(e)	Malaysia Government Bond, 3.81%, 02/15/17	3,972,162

			14,459,803

MEXICO — 0.8%
24,000,000	(e)	Mexican Bonos, 8.00%, 12/19/13	1,867,106
20,000,000	(e)	Mexican Bonos, 8.00%, 12/17/15	1,541,077
36,000,000	(e)	Mexican Bonos, 7.25%, 12/15/16	2,648,793
23,900,000	(e)	Mexican Bonos, 7.75%, 12/14/17	1,786,199
137,500,000	(e)	Mexican Bonos, 10.00%, 12/05/24	11,949,730
53,000,000	(e)	Mexican Bonos, 10.00%, 11/20/36	4,573,564

			24,366,469

NETHERLANDS — 0.2%
4,485,000	(e)	Netherlands Goverment Bond, 4.50%, 07/15/17	7,165,664

NEW ZEALAND — 0.2%
7,000,000	(e)	New Zealand Government Bond, 6.00%, 12/15/17	5,107,944

NORWAY — 0.0%
7,600,000	(e)	Norway Government Bond, 6.00%, 05/16/11	1,396,378

POLAND — 0.9%
4,520,000	(e)	Poland Government Bond, 4.75%, 04/25/12	1,552,789
6,975,000	(e)	Poland Government Bond, 5.75%, 04/25/14	2,418,640
26,560,000	(e)	Poland Government Bond, 6.25%, 10/24/15	9,389,736
24,800,000	(e)	Poland Government Bond, 5.75%, 09/23/22	8,257,174
$5,400,000		Poland Government International Bond, 6.38%, 07/15/19	5,946,264

			27,564,603

QATAR — 0.1%
2,100,000		Qatar Government International Bond, 6.55%, 04/09/19(h)	2,341,500

RUSSIA — 0.4%
10,777,100		Russia Government International Bond, STEP, 7.50%, 03/31/30	11,990,601

Principal Amount			Value

SOUTH AFRICA — 0.1%
$1,795,000		South Africa Government International Bond, 5.88%, 05/30/22	$1,889,237

SOUTH KOREA — 1.9%
400,000		Export-Import Bank of Korea, 8.13%, 01/21/14	458,538
105,000		Export-Import Bank of Korea, 5.25%, 02/10/14	108,340
105,000		Export-Import Bank of Korea, 5.13%, 03/16/15	106,398
105,000	(k)	Export-Import Bank of Korea, 4.63%, 02/20/17	149,479
1,800,000,000	(e)	KDICB Redemption Fund Bond, 5.57%, 09/14/12	1,540,205
1,385,000		Korea Development Bank, 8.00%, 01/23/14	1,581,317
4,711,390,000	(e)	Korea Treasury Bond, 5.50%, 06/10/11	4,072,494
34,923,170,000	(e)	Korea Treasury Bond, 4.75%, 12/10/11	29,742,814
10,341,480,000	(e)	Korea Treasury Bond, 4.00%, 06/10/12	8,651,146
4,250,000,000	(e)	Korea Treasury Bond, 5.25%, 09/10/12	3,668,215
460,440,000	(e)	Korea Treasury Bond, 5.25%, 03/10/13	397,453
4,790,000		Republic of Korea, 7.13%, 04/16/19	5,599,381
250,000		Republic of Korea, 5.63%, 11/03/25	254,470

			56,330,250

SRI LANKA — 0.2%
264,000,000	(e)	Sri Lanka Government Bonds, Series A, 11.00%, 08/01/15	2,372,093
385,000,000	(e)	Sri Lanka Government Bonds, Series B, 11.00%, 09/01/15	3,460,731

			5,832,824

SWEDEN — 0.1%
19,680,000	(e)	Sweden Government Bond, 5.25%, 03/15/11	2,947,123

UNITED ARAB EMIRATES — 0.1%
2,060,000		Emirate of Abu Dhabi, 6.75%, 04/08/19(h)	2,354,596

VENEZUELA — 0.1%
1,710,000		Venezuela Government International Bond, 5.38%, 08/07/10	1,641,600

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Principal Amount		Value

VENEZUELA (continued)
$2,080,000	Venezuela Government International Bond, 10.75%, 09/19/13	$1,981,200

		3,622,800

VIETNAM — 0.0%
1,625,000	Socialist Republic of Vietnam, 6.88%, 01/15/16(h)	1,714,375

Total Government Bonds (Cost $242,396,860)		269,179,896

ASSET-BACKED SECURITIES — 0.6%

UNITED STATES — 0.6%
6,482,770	Bear Stearns Asset-Backed Securities Trust, Series 2005-AC8, Class A1, 0.57%, 11/25/35(d)	3,570,178
7,239,708	Bear Stearns Asset-Backed Securities Trust, Series 2006-AC2, Class 22A1, 0.59%, 03/25/36(d)	2,743,766
7,239,708	Bear Stearns Asset-Backed Securities Trust, Series 2006-AC2, Class 22A3, 0.59%, 03/25/36(d)	2,743,766
7,250,000	CSAB Mortgage Backed Trust, Series 2006-2, Class A2, 0.41%, 09/25/36(d)	3,689,483
6,100,000	CSAB Mortgage Backed Trust, Series 2006-3, Class A2, 0.40%, 11/25/36	2,487,334
1,951,761	GSAA Trust, Series 2006-7, Class AF2, 5.99%, 03/25/46(d)	1,566,874
239,106	Renaissance Home Equity Loan Trust, Series 2005-4, Class A6, STEP, 5.75%, 02/25/36	163,778

Total Asset-Backed Securities (Cost $16,168,726)		16,965,179

NON-AGENCY MORTGAGE-BACKED SECURITIES — 2.0%

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.7%
3,000,000	Adjustable Rate Mortgage Trust, Series 2005-7, Class 2A21, 4.89%, 10/25/35(d)	2,121,920
3,720,055	Banc of America Funding Corp., Series 2006-A, Class 3A2, 5.81%, 02/20/36(d)	2,311,859
4,452,868	Banc of America Funding Corp., Series 2006-E, Class 2A1, 5.79%, 06/20/36(d)	3,057,644

Principal Amount		Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$2,605,362	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-4, Class 22A1, 5.97%, 06/25/47(d)	$1,863,668
4,150,751	Bear Stearns Alt-A Trust, Series 2006-4, Class 13A1, 0.40%, 08/25/36(d)	1,814,036
3,120,000	Citimortgage Alternative Loan Trust, Series 2006-A7, Class 1A1, 6.00%, 12/25/36(d)	2,183,706
1,759,933	Countrywide Alternative Loan Trust, Series 2004-36CB, Class 1A1, 6.00%, 02/25/35	1,485,638
6,955,858	Countrywide Alternative Loan Trust, Series 2005-36, Class 2A1A, 0.55%, 08/25/35(d)	3,503,010
12,915,513	Countrywide Alternative Loan Trust, Series 2006-12CB, Class A10, 0.59%, 05/25/36(d)	6,259,029
2,250,000	Countrywide Alternative Loan Trust, Series 2006-24CB, Class A15, 5.75%, 06/25/36	1,495,802
6,332,117	Countrywide Alternative Loan Trust, Series 2006-2CB, Class A4, 0.64%, 03/25/36(d)	3,555,032
4,050,000	Countrywide Alternative Loan Trust, Series 2006-OC10, Class 2A2A, 0.42%, 11/25/36(d)	2,159,286
1,124,114	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-1, Class A2, 6.00%, 03/25/36	917,116
3,028,503	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HYB1, Class 2A1, 5.56%, 03/25/37(d)	1,766,329
5,855,000	Greenpoint Mortgage Funding Trust, Series 2007-AR1, Class 3A2, 0.40%, 02/25/37(d)	1,240,333
3,913,328	Morgan Stanley Mortgage Loan Trust, Series 2005-9AR, Class 1A, 0.53%, 12/25/35(d)	2,351,223
5,000,000	Residential Accredit Loans, Inc., Series 2006-QS12, Class 2A4, 6.00%, 09/25/36	2,949,824
3,086,822	Residential Accredit Loans, Inc., Series 2006-QS15, Class A1, 6.50%, 10/25/36	1,964,574
5,530,000	Terwin Mortgage Trust, Series 2007-6ALT, Class A2, 0.54%, 08/25/38(d)(h)	2,376,904
7,615,638	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-5, Class 3A3, STEP, 6.22%, 07/25/36	3,832,526

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Principal Amount		Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$1,464,515	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR17, Class A1, 5.33%, 10/25/36(d)	$1,177,591

		50,387,050

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.3%
3,000,000	GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A4, 5.54%, 12/10/49	2,494,507
3,000,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.70%, 09/12/49	2,558,172
3,000,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3, 5.74%, 06/15/49(d)	2,646,864
3,000,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4, 5.90%, 02/15/49(d)	2,622,818

		10,322,361

Total Non-Agency Mortgage-Backed Securities (Cost $58,521,725)		60,709,411

U.S. GOVERNMENT AGENCIES — 5.8%
Fannie Mae — 0.2%
5,817,000	4.13%, 05/15/10	5,935,178

Federal Farm Credit Bank — 0.1%
3,000,000	4.75%, 03/15/10	3,049,584
1,535,000	4.75%, 05/07/10	1,570,142

		4,619,726

Federal Home Loan Bank — 5.5%
72,000,000	0.02%, 11/02/09(l)	71,999,960
46,000,000	0.02%, 11/03/09(l)	45,999,949
2,100,000	2.75%, 03/12/10	2,118,780
27,000,000	4.25%, 06/11/10	27,640,791
3,050,000	2.75%, 06/18/10	3,095,915
8,105,000	4.50%, 09/10/10	8,382,524
6,000,000	0.91%, 09/24/10(d)	6,039,210

		165,277,129

Total U.S. Government Agencies (Cost $175,598,180)		175,832,033

Principal Amount		Value

MUNICIPAL BONDS — 0.5%
California — 0.1%
$1,130,000	City of Tulare Build America Revenue Bonds, OID, (FSA) 8.75%, 11/15/44	$1,130,294
2,020,000	State of California Various Purpose GO, OID, 6.00%, 04/01/38	2,146,654

		3,276,948

Colorado — 0.0%
800,000	Regional Transportation District COP, Transit Vehicles Project, Series A, (AMBAC) 5.00%, 12/01/21	823,528

Florida — 0.1%
1,000,000	Florida State Board of Education Lottery Revenue Bonds, Series B, (NATL-RE) 5.00%, 07/01/20	1,055,280
1,000,000	Florida State Board of Education Lottery Revenue Bonds, Series B, (NATL-RE) 5.00%, 07/01/21	1,049,370
1,000,000	Florida State Board of Education Lottery Revenue Bonds, Series B, (NATL-RE) 5.00%, 07/01/22	1,042,760
1,340,000	Jacksonville Electric Authority Water & Sewer System Revenue Bonds, Series B, OID, (NATL-RE) 4.75%, 10/01/40	1,269,369

		4,416,779

Illinois — 0.1%
875,000	Chicago Water Refunding Second Lien Revenue Bonds, (FSA) 5.00%, 11/01/19	949,480
1,000,000	Illinois Finance Authority Refunding Revenue Bonds, (FSA) 5.00%, 01/01/20	1,027,700

		1,977,180

New York — 0.0%
370,000	New York City Municipal Water Finance Authority Refunding Revenue Bonds, Series C, 4.75%, 06/15/33	373,115

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Principal Amount		Value

Tennessee — 0.0%
$400,000	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Vanderbilt University Refunding Revenue Bonds, Series B, (GO of University) 5.00%, 10/01/18	$459,424

Texas — 0.2%
5,540,000	State of Texas Refunding GO, Veterans’ Housing Assistance Program, Fund II, Series D, (SPA - State Street Bank & Trust Co.) 0.30%, 06/01/26(d)	5,540,000

Total Municipal Bonds (Cost $16,478,444)		16,866,974

Shares

CASH SWEEP — 2.8%

UNITED STATES — 2.8%
84,729,932	Citibank - US Dollars on Deposit in Custody Account	84,729,932

Total Cash Sweep (Cost $84,729,932)		84,729,932

TOTAL INVESTMENTS — 99.5% (Cost $2,808,816,781)(a)		3,003,885,371

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.5%		13,748,049

NET ASSETS — 100.0%		$3,017,633,420

FUTURES CONTRACTS: LONG POSITION

Contracts		Unrealized Depreciation

1,963	S&P 500 E-mini Futures, December 2009	$(3,076,834)

Cash collateral of $8,833,500 for the open futures contracts is reflected in segregated cash for futures contracts in the Statements of Assets and Liabilities.

At October 31, 2009, the Global Opportunities Fund held investments in restricted and illiquid securities amounting to $29,322,968 or 0.97% of net assets, which were valued under methods approved by the Board of Directors, as follows:

Acquisition Cost	Issuer	Acquisition Date	10/31/09 Average Value Per Unit

$20,000,000	Asian Coast Development Ltd.(c)	07/28/08	$26.00

14,140,500	China Milk Products Group Ltd., Cnv.	01/21/09	111.04
10,128,857	FU JI Food and Catering Services Holdings Ltd., Cnv.(c)	12/10/07	—

	Units	Unrealized Appreciation/ (Depreciation)

SWAP AGREEMENTS

Equity swap with BNP Paribas paying variance of the S&P 500 Index over the target volatility of 36.5 and receiving variance of the S&P 500 Index under the target volatility of 36.5, expiring 12/21/12 (Underlying notional amount at value $300,000)	300,000	$1,639,250
Equity swap with BNP Paribas paying variance of the S&P 500 Index over the target volatility of 40.5 and receiving variance of the S&P 500 Index under the target volatility of 40.5, expiring 12/21/12 (Underlying notional amount at value $100,000)	100,000	879,862
Equity swap with BNP Paribas receiving a payment if the dividends on the stocks in the STOXX50E Index are over the target value of 13.9 Euro and paying a payment if the dividends on the stocks in the STOXX50E Index are under the target value of 13.9 Euro, expiring 12/18/15 (Underlying notional amount at value Euro 1,000,000)	1,000,000	(3,900,943)
Interest rate swap with JPMorgan Chase Bank paying a fixed rate of 8.06% and receiving a floating rate based on MXN-TIIE-Banxico, expiring 01/22/19 (Underlying notional amount at value MXN 23,640,000)	23,640,000	(10,346)

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

	Units	Unrealized Appreciation/ (Depreciation)

Interest rate swap with JPMorgan Chase Bank paying a fixed rate of 8.32% and receiving a floating rate based on MXN-TIIE-Banxico, expiring 01/09/29 (Underlying notional amount at value MXN 35,460,000)	35,460,000	$(111,621)

		$(1,503,798)

(a)	Cost for federal income tax purposes is $2,833,227,487 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$252,474,065
Unrealized depreciation	(81,816,181)

Net unrealized appreciation	$170,657,884

(b)	Non-income producing security.

(c)	Fair valued security under procedures established by the Fund’s Board of Directors. The aggregate value of fair valued securities is $13,096,437, which is 0.43% of net assets.

(d)	Variable rate security. Rate shown is the rate as of October 31, 2009.

(e)	Investment in non-U.S. Dollars. Principal amount reflects local currency.

(f)	Principal amount denoted in Singapore Dollars.

(g)	Zero coupon bond. The rate represents the yield at time of purchase.

(h)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors. The aggregate value of the securities is $211,401,900, which is 7.01% of net assets.

(i)	Principal amount denoted in New Zealand Dollars.

(j)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

(k)	Principal amount denoted in Euros.

(l)	The rate represents the annualized yield at time of purchase.

ADR — American Depositary Receipt
AMBAC — Insured by AMBAC Indemnity Corp.
Cnv. — Convertible
COP — Certificates of Participation
FOR — Foreign Ownership Restrictions
FSA — Insured by Financial Security Assurance, Inc.
GDR — Global Depository Receipt
GO — General Obligations
MXN — Mexican Peso
NATL-RE — Insured by National Public Finance Guarantee Corp.
NVDR — Non-Voting Depositary Receipt
OID — Original Issue Discount
REIT — Real Estate Investment Trust
SPA — Standby Purchase Agreement
STEP — Step Coupon Bond

Portfolio diversification by Sector (Unaudited)

Sector	Percentage of Net Assets

Asset-Backed Securities	0.6%
Banks	0.9%
Consumer Discretionary	13.0%
Consumer Staples	4.2%
Diversified Financials	4.4%
Energy	7.2%
Government Bonds	8.9%
Health Care	10.5%
Industrials	9.0%
Information Technology	13.6%
Insurance	0.3%
Materials	4.0%
Municipal Bonds	0.6%
Non-Agency Mortgage-Backed Securities	2.0%
Real Estate	0.4%
Telecommunication Services	6.2%
U.S. Government Agencies	5.8%
Utilities	2.4%
Other*	6.0%

*	Includes cash and equivalents, exchange traded funds, futures, swap agreements, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY FUNDS, INC.
REAL RETURN FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS	October 31, 2009

Shares		Value

COMMON STOCKS — 34.1%
CHINA — 2.9%
Industrials — 1.3%
1,700,000	Suntech Power Holdings Co. Ltd. - ADR(b)	$21,539,000

Utilities — 1.6%
11,677,500	Xinao Gas Holdings Ltd.	25,192,614

		46,731,614

GREECE — 1.9%
Energy — 1.9%
2,194,200	StealthGas, Inc.	14,086,764
1,099,808	Tsakos Energy Navigation Ltd.	17,069,020

		31,155,784

NORWAY — 3.5%
Energy — 3.5%
4,600,000	Aker Solutions ASA	55,512,670

PERU — 4.4%
Materials — 4.4%
2,104,887	Cia de Minas Buenaventura SA - ADR	70,661,057

SINGAPORE — 3.8%
Industrials — 3.8%
10,400,000	Keppel Corp. Ltd.	60,772,716

UNITED STATES — 17.6%
Energy — 10.4%
2,769,000	Brazil Ethanol, Inc.(b)(c)(d)	0
2,682,300	Goodrich Petroleum Corp.(b)	68,854,641
482,000	Occidental Petroleum Corp.	36,574,160
2,600,000	PetroHawk Energy Corp.(b)	61,152,000

		166,580,801

Industrials — 3.2%
1,679,381	Arkansas Best Corp.	43,361,617
115,095	FedEx Corp.	8,366,256

		51,727,873

Materials — 4.0%
966,000	Monsanto Co.	64,895,880

		283,204,554

Total Common Stocks (Cost $566,880,351)		548,038,395

PREFERRED STOCKS — 0.0%
Energy — 0.0%
541,004	Vertex Energy, Inc., Series A, Cnv.(b)(c)	0

Total Preferred Stocks (Cost $4,500,000)		0

Shares		Value

RIGHTS/WARRANTS — 0.0%
Energy — 0.0%
6,666,666	Rancher Energy Corp. Warrants, Expires 12/21/11(b)	$1

Total Rights/Warrants (Cost $1)		1

Number of Coins

COLLECTIBLE COINS — 3.2%
UNITED STATES — 3.2%
746	Various Collectible Coins and Sets of Coins	51,837,618

Total Collectible Coins (Cost $53,868,952)		51,837,618

Fine Troy Ounces

COMMODITIES — 6.0%
UNITED STATES — 6.0%
60,175	Gold Bullion	62,906,457
40,969	Palladium	13,130,538
15,024	Platinum	19,913,881

Total Commodities (Cost $87,436,783)		95,950,876

Contracts

CALL OPTIONS PURCHASED — 0.3%
Commodities — 0.3%
3,000	Chicago Board of Trade Corn Index, Strike $440.00, Expiring 11/20/09	187,500
2,000	NYB-ICE Sugar No. 11 Index, Strike $30.00, Expiring 04/15/10	2,464,000
2,000	NYB-ICE Sugar No. 11 Index, Strike $31.00, Expiring 02/16/10	1,769,600

Total Call Options Purchased (Cost $8,055,097)		4,421,100

Principal Amount		Value

ASSET-BACKED SECURITIES — 2.7%
UNITED STATES — 2.7%
$9,450,000	SLM Student Loan Trust, Series 2002-7, Class A10, 1.08%, 03/15/28(e)	8,930,250
13,950,000	SLM Student Loan Trust, Series 2002-7, Class A11, 1.95%, 03/15/28(e)	13,182,750

OLD WESTBURY FUNDS, INC.
REAL RETURN FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Principal Amount		Value

UNITED STATES (continued)
$2,400,000	SLM Student Loan Trust, Series 2002-7, Class A6, 3.67%, 03/15/28(e)	$2,268,000
7,950,000	SLM Student Loan Trust, Series 2002-7, Class A7, 1.42%, 03/15/28(e)	7,512,750
11,650,000	SLM Student Loan Trust, Series 2002-7, Class A8, 3.61%, 03/15/28(e)	11,009,250
1,400,000	SLM Student Loan Trust, Series 2002-7, Class A9, 1.11%, 03/15/28(e)	1,323,000

Total Asset-Backed Securities (Cost $44,416,069)		44,226,000

MUNICIPAL BONDS — 0.4%
Texas — 0.4%
6,000,000	State of Texas Refunding GO, Veterans’ Housing Assistance Program, Fund II, Series D, (SPA - State Street Bank & Trust Co.) 0.30%, 06/01/26(e)	6,000,000

Total Municipal Bonds (Cost $6,000,000)		6,000,000

U.S. GOVERNMENT AGENCIES — 29.0%
Federal Home Loan Bank — 29.0%
148,000,000	0.02%, 11/02/09(f)	147,999,917
39,000,000	0.02%, 11/03/09(f)	38,999,957
95,000,000	0.01%, 11/05/09(f)	94,999,894
100,000,000	0.01%, 11/09/09(f)	99,999,778
9,000,000	0.03%, 11/13/09(f)	8,999,910
39,000,000	0.03%, 11/24/09(f)	38,999,253
35,000,000	0.05%, 11/25/09(f)	34,998,833

Total U.S. Government Agencies (Cost $464,997,542)		464,997,542

U.S. GOVERNMENT SECURITIES — 22.8%
U.S. Treasury Notes — 22.8%
60,000,000	2.00%, 04/15/12(g)	66,640,351
20,000,000	2.38%, 01/15/17(g)	23,080,981
100,000,000	1.63%, 01/15/18(g)	105,529,064
170,000,000	1.38%, 07/15/18(g)	170,898,738

Total U.S. Government Securities (Cost $348,237,353)		366,149,134

Shares		Value

CASH SWEEP — 0.6%
9,774,883	Citibank - US Dollars on Deposit in Custody Account	$9,774,883

Total Cash Sweep (Cost $9,774,883)		9,774,883

TOTAL INVESTMENTS — 99.1%
(Cost $1,594,167,031)(a)		1,591,395,549

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.9%		13,831,392

NET ASSETS — 100.0%		$1,605,226,941

Contracts

CALL OPTIONS WRITTEN — (0.1)%
Commodities — (0.1)%
3,000	Chicago Board of Trade Corn Index, Strike $480.00, Expiring 11/20/09	(75,000)
2,000	NYB-ICE Sugar No. 11 Index, Strike $40.00, Expiring 04/15/2010	(828,800)

Total Call Options Written (Premiums received $(3,289,200))		$(903,800)

FUTURES CONTRACTS: SHORT POSITIONS

Contracts		Unrealized Appreciation/ (Depreciation)

600	New York Mercantile Exchange Gulf #6 Fuel, March 2010	$(4,345,500)
200	London Metal Exchange Copper, July 2010	(8,985,424)
150	London Metal Exchange Nickel, July 2010	(2,016,000)
300	London Metal Exchange Zinc, July 2010	510,000
1,002	New York Mercantile Exchange Natural Gas, December 2010	(79,860)

	Net unrealized depreciation	$(14,916,784)

OLD WESTBURY FUNDS, INC.
REAL RETURN FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

FUTURES CONTRACTS: LONG POSITIONS

Contracts		Unrealized Appreciation/ (Depreciation)

200	London Metal Exchange Copper, December 2009	$2,699,500
1,502	New York Mercantile Exchange Natural Gas, December 2009	(5,203,300)
150	London Metal Exchange Copper, January 2010	2,286,563
300	New York Mercantile Exchange Platinum, January 2010	879,500
600	India National Commodity & Derivatives Exchange Heating Oil, March 2010	3,509,100
541	NYB-ICE Sugar #11, March 2010	(634,704)
1,254	NYB-ICE Sugar #11, May 2010	(1,488,021)
200	London Metal Exchange Copper, July 2010	5,525,000
150	London Metal Exchange Nickel, July 2010	4,840,950
300	London Metal Exchange Zinc, July 2010	4,374,375
357	NYB-ICE Sugar #11, July 2010	(446,466)

	Net unrealized appreciation	$16,342,497

Cash collateral of $10,743,100 for the open futures contracts is reflected in segregated cash for futures contracts in the Statements of Assets and Liabilities.

At October 31, 2009, the Real Return Fund held investments in restricted and illiquid securities amounting to $51,837,619 or 3.2% of net assets, which were valued under methods approved by the Board of Directors, as follows:

Acquisition Cost	Issuer	Acquisition Date	10/31/09 Carrying Value Per Unit

$19,527,013	Brazil Ethanol, Inc.	03/15/07	$—
0	Rancher Energy Corp., Warrants	03/20/07	—
4,500,000	Vertex Energy Inc., Series A	05/16/06	—

10/31/09 Average Value Per Unit

$53,868,952	Collectible Coins	12/14/06(h)	$69,487.42

(a)	Cost for federal income tax purposes is $1,597,777,060 and net unrealized depreciation of investments is as follows:

Unrealized appreciation	$521,562,291
Unrealized depreciation	(527,943,802)

Net unrealized depreciation	$(6,381,511)

(b)	Non-income producing security.

(c)	Fair valued security under procedures established by the Fund’s Board of Directors. The cost of fair valued securities is $24,027,013 and the aggregate value is zero.

(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The cost of the security is $19,527,013 and the aggregate value is zero.

(e)	Variable rate security. Rate shown is the rate as of October 31, 2009.

(f)	The rate represents the annualized yield at time of purchase.

(g)	Inflation protected security. Principal amount reflects original security face amount.

(h)	The change in unrealized depreciation for the year ended October 31, 2009 is $3,013,394.

ADR — American Depositary Receipt
Cnv. — Convertible
ICE — ICE Futures US, Inc.
NYB — New York Board of Trade
SPA — Standby Purchase Agreement

	Units	Unrealized Appreciation/ (Depreciation)

SWAP AGREEMENTS (PURCHASED)
Commodity Index Swap Agreement with Cargill, Inc. based on the German Baseload Electricity Futures, expiring 11/04/09 (Underlying notional amount at value EUR $2,055,300 or $2,766,962)	37,200	$(328,851)
Commodity Index Swap Agreement with Cargill, Inc. based on the Palm Oil Futures, expiring 11/12/09 (Underlying notional amount at value Malaysian Ringgit 72,489,575, or $20,976,897)	35,000	1,034,473
Commodity Index Swap Agreement with Cargill, Inc. based on the Palm Oil Futures, expiring 12/15/09 (Underlying notional amount at value Malaysian Ringgit 89,027,280, or $25,764,442)	42,500	1,409,875
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Cotton Index, expiring 02/18/10 (Underlying notional amount at value $38,641,630)	1,102	418,330
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Cotton Index, expiring 11/20/09 (Underlying notional amount at value $23,776,400)	634	(2,334,200)

OLD WESTBURY FUNDS, INC.
REAL RETURN FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

	Units	Unrealized Appreciation/ (Depreciation)

Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Ice Sugar Index, expiring 04/28/10 (Underlying notional amount at value $30,009,977)	1,200	$(695,415)
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Ice Sugar Index, expiring 06/28/10 (Underlying notional amount at value $11,826,696)	500	(261,710)
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 01/31/10 (Underlying notional amount at value $621,500)	10,000	143,395
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 02/28/10 (Underlying notional amount at value $621,500)	10,000	143,828
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 03/31/10 (Underlying notional amount at value $621,500)	10,000	144,717
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 04/30/10 (Underlying notional amount at value $621,500)	10,000	155,563
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 05/31/10 (Underlying notional amount at value $621,500)	10,000	156,481
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 06/30/10 (Underlying notional amount at value $621,500)	10,000	158,396
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 07/31/10 (Underlying notional amount at value $621,500)	10,000	171,259
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 08/31/10 (Underlying notional amount at value $621,500)	10,000	173,159

	Units	Unrealized Appreciation/ (Depreciation)

Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 09/30/10 (Underlying notional amount at value $621,500)	10,000	$175,557
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 10/31/10 (Underlying notional amount at value $621,500)	10,000	194,348
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 11/30/09 (Underlying notional amount at value $2,261,250)	30,000	(38,242)
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 11/30/10 (Underlying notional amount at value $621,500)	10,000	196,126
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 12/31/09 (Underlying notional amount at value $2,261,250)	30,000	(9,746)
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Newcastle Coal Index, expiring 12/31/10 (Underlying notional amount at value $621,500)	10,000	198,866
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Soybean Oil Index, expiring 11/24/09 (Underlying notional amount at value $34,617,930)	9,732	806,414

		$2,012,623

	Units	Unrealized Appreciation

SWAP AGREEMENTS (WRITTEN)

Commodity Index Swap Agreement with Cargill, Inc. based on the German Baseload Electricity Futures, expiring 11/04/09 (Underlying notional amount at value EUR $2,055,300 or $2,766,962)	(37,200)	$1,759,898

OLD WESTBURY FUNDS, INC.
REAL RETURN FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

	Units	Unrealized Appreciation

Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity API#4 Coal Index, expiring 01/31/10 (Underlying notional amount at value $1,872,500)	(10,000)	$1,179,135
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity API#4 Coal Index, expiring 02/28/10 (Underlying notional amount at value $1,872,500)	(10,000)	1,172,596
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity API#4 Coal Index, expiring 03/31/10 (Underlying notional amount at value $1,872,500)	(10,000)	1,166,219
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity API#4 Coal Index, expiring 04/30/10 (Underlying notional amount at value $1,872,500)	(10,000)	1,156,249
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity API#4 Coal Index, expiring 05/31/10 (Underlying notional amount at value $1,872,500)	(10,000)	1,149,688
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity API#4 Coal Index, expiring 06/30/10 (Underlying notional amount at value $1,872,500)	(10,000)	1,141,650
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity API#4 Coal Index, expiring 07/31/10 (Underlying notional amount at value $1,872,500)	(10,000)	1,123,137
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity API#4 Coal Index, expiring 08/31/10 (Underlying notional amount at value $1,872,500)	(10,000)	1,114,588

	Units	Unrealized Appreciation

Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity API#4 Coal Index, expiring 09/30/10 (Underlying notional amount at value $1,872,500)	(10,000)	$1,105,064
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity API#4 Coal Index, expiring 10/31/10 (Underlying notional amount at value $1,872,500)	(10,000)	1,083,078
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity API#4 Coal Index, expiring 11/30/09 (Underlying notional amount at value $8,471,250)	(45,000)	5,448,372
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity API#4 Coal Index, expiring 11/30/10 (Underlying notional amount at value $1,872,500)	(10,000)	1,073,478
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity API#4 Coal Index, expiring 12/31/09 (Underlying notional amount at value $8,471,250)	(45,000)	5,415,617
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity API#4 Coal Index, expiring 12/31/10 (Underlying notional amount at value $1,872,500)	(10,000)	1,063,265
Commodity Index Swap Agreement with Cargill, Inc. based on the Single Commodity Cotton Index, expiring 11/20/09 (Underlying notional amount at value $68,632,253)	(1,736)	9,919,376

		$36,071,410

OLD WESTBURY FUNDS, INC.
FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS	October 31, 2009

Principal Amount		Value

CORPORATE BONDS — 31.0%
Banks — 3.7%
$500,000	Bank of New York Mellon Corp. (The), 4.30%, 05/15/14	$526,954
1,000,000	Bank of Scotland Plc,, 5.00%, 11/21/11(b)	1,041,743
6,000,000	ING Bank NV, 2.63%, 02/09/12(b)	6,158,934
515,000	JPmorgan Chase & Co., 3.70%, 01/20/15	517,390
3,000,000	Westpac Banking Corp., 2.90%, 09/10/14(b)	3,000,069

		11,245,090

Consumer Discretionary — 0.8%
1,000,000	Cornell University, 4.35%, 02/01/14	1,056,210
200,000	Dartmouth College, 4.75%, 06/01/19	208,112
1,000,000	Snap-On, Inc., 5.85%, 03/01/14	1,081,405

		2,345,727

Consumer Staples — 3.6%
5,000,000	Anheuser-Busch Inbev Worldwide, Inc., 5.38%, 11/15/14(b)	5,316,235
1,000,000	Procter & Gamble Co. (The), 4.60%, 01/15/14	1,074,512
1,570,000	Procter & Gamble Co. (The), 3.50%, 02/15/15	1,617,336
1,500,000	Unilever Capital Corp., 3.65%, 02/15/14	1,556,642
970,000	Wal-Mart Stores, Inc., 4.25%, 04/15/13	1,034,555
580,000	Wal-Mart Stores, Inc., 3.20%, 05/15/14	594,342

		11,193,622

Diversified Financials — 7.3%
2,795,000	American Express Credit Corp., Series C, 7.30%, 08/20/13	3,138,992
2,672,000	Eksportfinans A/S,, 5.00%, 02/14/12	2,864,950
500,000	Enel Finance International SA, 3.88%, 10/07/14(b)	505,716
3,000,000	FIH Erhvervsbank AS, 2.45%, 08/17/12(b)	3,042,075
2,000,000	FMR LLC, 5.35%, 11/15/21(b)	1,994,060
10,000	General Electric Capital Corp., 1.63%, 01/07/11	10,108

Principal Amount		Value

Diversified Financials (continued)
$1,000,000	General Electric Capital Corp., 2.25%, 03/12/12	$1,019,574
4,105,000	General Electric Capital Corp., MTN,, 5.25%, 10/19/12	4,411,849
2,000,000	Iberdrola Finance Ireland Ltd., 3.80%, 09/11/14(b)	2,018,572
2,000,000	Sallie Mae, Inc., 7.30%, 08/01/12	2,326,154
1,000,000	Societe Financement de L’economie Francaise, 2.88%, 09/22/14(b)	1,009,810

		22,341,860

Energy — 2.1%
500,000	Marathon Oil Corp., 6.50%, 02/15/14	556,174
1,700,000	Occidental Petroleum Corp., 4.13%, 06/01/16	1,748,226
4,070,000	Shell International Finance BV, 4.00%, 03/21/14	4,276,968

		6,581,368

Health Care — 8.2%
4,620,000	Amgen, Inc., Cnv, 0.13%, 02/01/11	4,544,925
570,000	Express Scripts, Inc., 6.25%, 06/15/14	626,284
500,000	McKesson Corp., 6.50%, 02/15/14	549,930
5,965,000	Medtronic, Inc., Cnv., 1.50%, 04/15/11(b)	5,875,525
1,285,000	Novartis Capital Corp., 4.13%, 02/10/14	1,357,276
2,070,000	Pfizer, Inc., 5.35%, 03/15/15	2,285,520
7,000,000	Roche Holdings, Inc., 5.00%, 03/01/14(b)	7,581,350
2,000,000	Wyeth, 5.50%, 02/01/14	2,191,806

		25,012,616

Industrials — 0.0%
80,000	United Parcel Service, Inc., 3.88%, 04/01/14	83,915
Insurance — 2.5%
1,400,000	Berkshire Hathaway Finance Corp., 5.00%, 08/15/13	1,519,993
5,800,000	New York Life Global Funding, 4.65%, 05/09/13(b)	6,131,221

		7,651,214

OLD WESTBURY FUNDS, INC.
FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Principal Amount		Value

Materials — 1.0%
$630,000	Airgas, Inc., 4.50%, 09/15/14	$645,446
1,250,000	Dow Chemical Co. (The), 5.90%, 02/15/15	1,293,121
1,000,000	International Paper Co., 9.38%, 05/15/19	1,210,588

		3,149,155

Utilities — 1.8%
1,575,000	Dominion Resources, Inc., Series F, 5.25%, 08/01/33	1,634,960
4,035,000	Transocean, Inc., Series B, Cnv., 1.50%, 12/15/37	3,949,256

		5,584,216

Total Corporate Bonds (Cost $90,405,876)		95,188,783

MUNICIPAL BONDS — 2.5%
Connecticut — 0.3%
1,000,000	State of Connecticut Taxable GO, Series A, 3.59%, 03/01/12	1,041,720

Maine — 0.3%
350,000	State of Maine General Purpose GO, 3.94%, 05/15/11	361,655
465,000	State of Maine General Purpose GO, 4.34%, 05/15/13	488,650

		850,305

New York — 1.1%
1,000,000	New York City Industrial Development Agency Polytechnic University Project, Civic Facility Revenue Bonds, OID, 6.13%, 11/01/30	1,067,400
1,790,000	New York State Dormitory Authority Economic Development & Housing Refunding Revenue Bonds, 4.81%, 12/15/11	1,903,916
500,000	New York State Urban Development Corp. State Personal Income Tax Revenue Bonds, 5.64%, 12/15/13	535,145

		3,506,461

Principal Amount		Value

Ohio — 0.4%
$1,000,000	Ohio State Third Frontier Research and Development GO, Taxable, Series A, (NATL-RE) 5.25%, 05/01/11	$1,055,420

Texas — 0.4%
1,000,000	Houston Area Water Corp. Northeast Water Purification Project Revenue Bonds, OID, (FGIC) 5.25%, 03/03/23	1,096,200

Total Municipal Bonds (Cost $7,255,698)		7,550,106

U.S. GOVERNMENT AGENCIES — 47.2%
Fannie Mae — 1.5%
550,000	5.00%, 08/02/12	601,512
3,500,000	5.00%, 03/02/15	3,845,947
9,769	7.50%, 08/01/25	11,034

		4,458,493

Federal Farm Credit Bank — 4.6%
125,000	4.75%, 01/19/10	126,196
100,000	5.15%, 12/06/10	105,009
1,500,000	2.00%, 01/17/12	1,524,123
4,550,000	2.13%, 06/18/12	4,613,909
400,000	4.50%, 10/17/12	432,027
1,000,000	1.88%, 12/07/12	1,004,416
6,135,000	2.63%, 04/17/14	6,164,969
105,000	3.00%, 09/22/14	107,258

		14,077,907

Federal Home Loan Bank — 31.4%
50,000	4.00%, 02/12/10	50,514
30,000	7.38%, 02/12/10	30,589
25,000	3.38%, 05/14/10	25,408
215,000	4.50%, 09/10/10	222,362
100,000	5.13%, 09/10/10	104,213
115,000	5.13%, 09/29/10	119,729
2,014,393	4.75%, 10/25/10	2,087,415
60,000	4.25%, 11/02/10	62,203
50,000	4.25%, 11/15/10	51,903
630,000	6.63%, 11/15/10	669,549
730,000	4.75%, 12/10/10	763,630
1,240,000	4.88%, 12/10/10	1,298,549
1,360,000	4.00%, 02/15/11	1,418,755
2,135,000	5.88%, 02/15/11	2,275,857
500,000	2.88%, 03/11/11	514,652
6,035,000	4.88%, 03/11/11	6,378,953
5,715,000	5.25%, 06/10/11	6,105,535
235,000	5.38%, 06/10/11	252,231

OLD WESTBURY FUNDS, INC.
FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Principal Amount		Value

Federal Home Loan Bank (continued)
$320,000	4.38%, 08/15/11	$339,928
75,000	5.75%, 08/15/11	81,312
300,000	3.75%, 09/09/11	315,757
280,000	5.00%, 09/09/11	299,300
1,355,000	5.00%, 10/13/11	1,461,224
50,000	4.25%, 11/15/11	53,286
490,000	4.88%, 11/15/11	528,262
15,000	5.63%, 11/15/11	16,397
6,270,000	4.75%, 12/09/11	6,738,908
2,405,000	5.00%, 03/09/12	2,615,507
5,030,000	3.63%, 06/08/12	5,320,840
1,075,000	4.38%, 06/08/12	1,145,162
455,000	4.88%, 06/08/12	494,204
1,400,000	5.38%, 06/08/12	1,526,778
335,000	4.63%, 08/15/12	363,497
990,000	4.50%, 09/14/12	1,069,683
585,000	5.00%, 09/14/12	639,729
1,611,618	5.27%, 12/28/12	1,698,541
50,000	3.50%, 03/08/13	52,756
3,900,000	3.88%, 03/08/13	4,162,275
915,000	5.00%, 03/08/13	1,009,851
1,800,000	3.75%, 06/14/13	1,909,922
400,000	4.25%, 06/14/13	432,245
500,000	4.38%, 09/13/13	542,852
2,690,000	5.25%, 09/13/13	3,005,411
185,000	5.50%, 12/11/13	209,098
10,305,000	3.13%, 12/13/13	10,669,333
500,000	4.00%, 12/13/13	535,803
2,065,000	4.88%, 12/13/13	2,283,605
800,000	4.88%, 06/13/14	888,933
7,825,000	5.38%, 06/13/14	8,795,801
8,470,000	5.25%, 09/12/14	9,556,777
3,720,000	4.75%, 11/14/14	4,102,602
1,115,000	4.75%, 12/12/14	1,209,267

		96,506,893

Freddie Mac — 0.3%
190,000	4.50%, 12/16/10	198,058
355,000	5.00%, 08/15/12	387,942
400,000	5.00%, 11/13/14	442,426

		1,028,426

Ginnie Mae — 0.0%
92,494	8.50%, 10/15/17	100,569
472	9.00%, 02/15/20	531

		101,100

Overseas Private Investment Corp. — 4.2%
1,000,000	4.59%, 12/09/11(c)	1,043,855

Principal Amount		Value

Overseas Private Investment Corp. (continued)
$11,100,242	5.14%, 12/15/23	$11,797,004

		12,840,859

Private Export Funding Corp. — 3.9%
300,000	6.07%, 04/30/11	323,773
400,000	5.66%, 09/15/11(b)	434,801
425,000	4.90%, 12/15/11	459,276
310,000	5.69%, 05/15/12	343,438
7,760,000	3.55%, 04/15/13	8,191,052
1,800,000	4.97%, 08/15/13	1,983,298
250,000	3.05%, 10/15/14	250,880

		11,986,518

Small Business Administration — 0.5%
1,450,557	4.73%, 02/10/19	1,486,715

Tennessee Valley Authority — 0.8%
779,000	5.63%, 01/18/11	826,606
632,000	6.79%, 05/23/12	714,058
110,000	4.75%, 08/01/13	119,564
725,000	6.25%, 12/15/17	842,932

		2,503,160

Total U.S. Government Agencies (Cost $139,855,615)		144,990,071

U.S. GOVERNMENT SECURITIES — 16.7%

U.S. Treasury Notes — 16.7%
275,000	2.38%, 04/15/11(d)	309,222
1,175,000	2.63%, 02/29/16	1,163,250
9,080,000	2.38%, 03/31/16	8,838,817
36,901,000	4.63%, 11/15/16	40,810,218

Total U.S. Government Securities (Cost $48,000,943)		51,121,507

GOVERNMENT BONDS — 0.3%

EGYPT — 0.3%
1,000,000	Egypt Government Aid Bonds, 4.45%, 09/15/15	1,067,148

Total Government Bonds (Cost $1,062,990)		1,067,148

Shares

INVESTMENT COMPANY — 1.8%
5,527,300	SEI Daily Income Trust Government II Fund, Class A	5,527,300

Total Investment Company (Cost $5,527,300)		5,527,300

OLD WESTBURY FUNDS, INC.
FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Value

TOTAL INVESTMENTS — 99.5% (Cost $292,108,422)(a)	$305,444,915

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.5%	1,442,902

NET ASSETS — 100.0%	$306,887,817

(a)	Cost for federal income tax purposes is $293,201,333 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$13,595,767
Unrealized depreciation	(1,352,185)

Net unrealized appreciation	$12,243,582

(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors. The aggregate value of theses securities is $44,110,111, which is 14.4% of net assets.

(c)	Zero coupon bond. The rate represents the yield at time of purchase.

(d)	Inflation protected security. Principal amount reflects original security face amount.

Cnv. — Convertible
FGIC — Insured by Financial Guaranty Insurance Corp.
GO — General Obligations
MTN — Medium Term Note
NATL-RE — Insured by National Public Finance Guarantee Corp.
OID — Original Issue Discount

OLD WESTBURY FUNDS, INC.
MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS	October 31, 2009

Principal Amount		Value

MUNICIPAL BONDS — 97.4%

Alabama — 0.3%
$400,000	Alabama Water Pollution Control Authority Revenue Bonds, (AMBAC) 5.50%, 08/15/14	$414,036
1,000,000	Huntsville-Redstone Village Special Care Facilities Financing Authority Revenue Bonds, Series A, OID, 8.13%, 12/01/26	1,218,070

		1,632,106

Arizona — 0.4%
350,000	Arizona State Board of Regents Revenue Bonds, Series 2008-C, OID, 5.88%, 07/01/24	411,610
800,000	Arizona State Transportation Board Grant Anticipation Revenue Bonds, Series A, 5.00%, 07/01/14	901,664
500,000	Phoenix Civic Improvement Corp. Refunding Revenue Bonds, Senior Lien, 5.50%, 07/01/24	555,175
250,000	University of Arizona Refunding COP, Series C, (AMBAC) 5.00%, 06/01/18	264,295

		2,132,744

California — 8.8%
1,000,000	California State Public Works Board Regents University Revenue Bonds, Series E, OID, 5.00%, 04/01/34	987,460
6,000,000	California State Public Works Board Regents University Revenue Bonds, Series F, OID, 5.00%, 04/01/34	5,924,760
4,000,000	City of Los Angeles Refunding Revenue Bonds, Series A, 5.00%, 06/01/17	4,480,840
350,000	Golden State Tobacco Securitization Corp. Enhanced-Asset Backed Revenue Bonds, Series B, OID, 5.63%, 06/01/13(e)	396,928
305,000	Golden State Tobacco Securitization Corp. Enhanced-Asset Backed Revenue Bonds, Series B, OID, (AMBAC) 5.00%, 06/01/13(e)	339,316

Principal Amount		Value

California (continued)
$1,715,000	Los Angeles Community College District 2008 Election Refunding GO, Series A, 6.00%, 08/01/33	$1,913,082
8,000,000	Los Angeles County Metropolitan Transportation Authority Refunding Revenue Bonds, Series A 5.00%, 07/01/26	8,615,360
170,000	Los Angeles Unified School District 2005 Election GO, Series E, (FSA) 5.00%, 07/01/16	189,399
1,035,000	Los Rios Community College District 2002 Election GO, Series D 5.25%, 08/01/23	1,133,222
750,000	Metropolitan Water District of Southern California Refunding Revenue Bonds 5.00%, 07/01/20	840,188
1,150,000	Metropolitan Water District of Southern California Refunding Revenue Bonds, (J.P. Morgan) 5.00%, 07/01/21	1,278,328
4,000,000	Orange County Water District Refunding COP 5.00%, 08/15/29	4,244,360
150,000	Placer County Water Agency Refunding COP, OID, (NATL-RE) 4.50%, 07/01/16	154,116
275,000	Pomona Public Financing Authority Revenue Bonds, Water Facilities Project, Series AY, (AMBAC) 5.00%, 05/01/18	289,196
12,000,000	State of California Refunding GO, Series A 5.00%, 07/01/22(b)	12,175,560
1,000,000	University of California Revenue Bonds, Series D 5.00%, 05/15/28	1,030,330
210,000	University of California Revenue Bonds, Series O, 5.00%, 05/15/15	235,345
1,700,000	University of California Revenue Bonds, Series O, 5.00%, 05/15/19	1,913,928

		46,141,718

Colorado — 0.1%
485,000	City of Longmont Sales & Use Tax Revenue Bonds, OID, 5.63%, 11/15/10(e)	511,190

OLD WESTBURY FUNDS, INC.
MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Principal Amount		Value

Connecticut — 0.1%
$500,000	Connecticut Housing Finance Authority Revenue Bonds, Housing Mortgage Financing Program, Sub-Series F-2, (GO of Authority) 6.00%, 11/15/38	$521,065
170,000	State of Connecticut GO, Series C, 4.50%, 11/01/12	186,595

		707,660

Florida — 5.4%
150,000	City of Port Orange Water & Sewer Refunding Revenue Bonds, (AMBAC) 5.00%, 10/01/16	157,564
170,000	Florida Department of Transportation Revenue Bonds, Series A, 5.00%, 07/01/29	174,622
10,000,000	Florida State Board of Education Capital Outlay Refunding GO, Series A, (NATL-RE, FGIC) 5.00%, 06/01/17	10,931,600
805,000	Florida State Board of Education Public Education GO, Series E, OID, (FSA) 5.00%, 06/01/26	836,492
8,575,000	Florida State Board of Education Revenue Bonds, Series A 5.50%, 07/01/27	9,006,923
250,000	Hillsborough County Community Investment Tax Revenue Bonds, (AMBAC) 5.00%, 11/01/13	279,655
1,065,000	Hillsborough County Community Investment Tax Revenue Bonds, (AMBAC) 5.00%, 11/01/16	1,197,007
450,000	Miami-Dade County Water & Sewer Refunding Revenue Bonds, (XLCA) 5.00%, 10/01/18	479,295
2,000,000	Miami-Dade County Water & Sewer Refunding Revenue Bonds, (XLCA) 5.00%, 10/01/19	2,116,300
1,800,000	Miami-Dade County Water & Sewer Refunding Revenue Bonds, Series B, (FSA) 5.25%, 10/01/16	1,998,756
500,000	Palm Beach County Revenue Bonds, Series 2, OID, 5.25%, 11/01/25	544,055

Principal Amount		Value

Florida (continued)
$900,000	Seminole County School Board COP, Series A, (AMBAC) 5.00%, 07/01/18	$946,683

		28,668,952

Georgia — 1.8%
1,250,000	Georgia State Road & Tollway Authority Federal Highway Grant Antic Buildings Revenue Bonds, Series A, 5.00%, 06/01/18	1,428,612
525,000	Gwinnett County Development Authority Refunding COP, Gwinnett Development Schools Project, (NATL-RE) 5.00%, 01/01/15	576,922
400,000	Gwinnett County Development Authority Refunding COP, Gwinnett Development Schools Project, (NATL-RE) 5.25%, 01/01/17	446,648
5,000,000	Gwinnett County Water & Sewerage Authority Revenue Bonds, Series A, (County GTY) 4.00%, 08/01/21	5,225,700
1,500,000	State of Georgia GO, Series B, 5.00%, 01/01/18	1,735,590

		9,413,472

Illinois — 3.0%
500,000	Chicago Board of Education Dedicated GO, Series B, (FSA) 5.00%, 12/01/18	537,225
4,780,000	Chicago Metropolitan Water Reclamation District of Greater Chicago Refunding GO, 5.00%, 12/01/26	5,056,666
3,540,000	Chicago Park District Refunding GO, Series C, (AMBAC) 5.00%, 01/01/23	3,646,412
900,000	Chicago Transit Authority Federal Transit Revenue Bonds, (AMBAC) 5.00%, 06/01/21	952,677
225,000	City of Chicago Neighborhoods Alive 21 Program GO, Series A, OID, (FGIC) 5.88%, 01/01/19	235,411
100,000	City of Rockford GO, Series A, OID, (FSA) 5.38%, 12/15/13	104,297

OLD WESTBURY FUNDS, INC.
MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Principal Amount		Value

Illinois (continued)
$1,000,000	Cook County Community College District No. 524 Moraine Valley GO, Series B, (NATL-RE) 5.00%, 12/01/25	$1,050,080
450,000	Cook County Refunding GO, Series A, OID, (NATL-RE, FGIC) 5.00%, 11/15/22	452,610
150,000	Cook County School District No. 100 Berwyn South Refunding GO, Series D, (FSA) 5.00%, 12/01/12	166,340
85,000	Du Page County Community Unit School District No. 202 Lisle Pre-Refunded GO, OID, (FSA) 5.55%, 12/30/17(d)	90,021
65,000	Du Page County Community Unit School District No. 202 Lisle Un-Refunded GO, OID, (FSA) 5.55%, 12/30/17	67,212
260,000	Freeport Sewer System Improvements Refunding GO, OID, (AMBAC) 5.55%, 12/01/14	276,879
500,000	State of Illinois GO, First Series, 5.50%, 08/01/15	516,350
400,000	State of Illinois Sales Tax Revenue Bonds, Series Z, 5.00%, 06/15/12	405,120
2,057,000	Village of Bolingbrook Refunding Special Tax, OID, (NATL-RE) 4.30%, 03/01/21	1,603,205
600,000	Will County School District No. 161 Summit Hill Refunding GO, (NATL-RE, FGIC) 5.00%, 01/01/17	632,544

		15,793,049

Indiana — 3.0%
580,000	Anderson School Building Corp., First Mortgage Refunding Revenue Bonds, (FSA, State Aid Withholding) 5.00%, 01/15/16	657,755
1,490,000	Anderson School Building Corp., First Mortgage Refunding Revenue Bonds, (FSA, State Aid Withholding) 5.00%, 07/15/25	1,609,587

Principal Amount		Value

Indiana (continued)
$1,050,000	Avon Community School Building Corp., First Mortgage Refunding and Improvement Revenue Bonds, (AMBAC, State Aid Withholding) 5.00%, 07/15/16	$1,132,845
650,000	Avon Community School Building Corp., First Mortgage Refunding and Improvement Revenue Bonds, (AMBAC, State Aid Withholding) 5.00%, 01/15/17	698,678
650,000	Decatur Township Marion County Multi-School Building Corp., First Mortgage Revenue Bonds, Series B, (FSA, State Aid Withholding) 5.00%, 07/15/18	705,497
315,000	East Allen Multi-School Building Corp., First Mortgage Refunding Revenue Bonds, (FSA, State Aid Withholding) 5.00%, 07/10/14	329,115
490,000	East Noble Facilities School Building Corp., First Mortgage Refunding Revenue Bonds, (NATL-RE, State Aid Withholding) 5.00%, 07/15/16	553,161
510,000	Evansville Vanderburgh Public Leasing Corp., First Mortgage Refunding Revenue Bonds, (AMBAC) 5.25%, 07/15/17	532,909
460,000	Franklin Community Multi-School Building Corp., First Mortgage Revenue Bonds, (FSA, State Aid Withholding) 5.13%, 07/15/12	494,684
75,000	Franklin Township School Building Corp., Marion County First Mortgage Revenue Bonds, 5.75%, 07/15/10	77,791
1,070,000	Griffith Multi-School Building Corp., First Mortgage Refunding Revenue Bonds, (FSA, State Aid Withholding) 5.00%, 01/15/22	1,144,215
1,505,000	Hammond School Building Corp., First Mortgage Revenue Bonds, (NATL-RE) 5.00%, 07/15/23	1,542,234

OLD WESTBURY FUNDS, INC.
MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Principal Amount		Value

Indiana (continued)
$175,000	Huntington Countywide School Building Corp. II, First Mortgage Revenue Bonds, (NATL-RE, State Aid Withholding) 5.38%, 07/15/16	$194,577
250,000	Indiana Bond Bank, Special Program Revenue Bonds, Series A, (AMBAC) 6.25%, 02/01/11	256,025
125,000	Indianapolis-Marion County Public Library GO, Series A, 4.60%, 07/01/18	127,508
145,000	Lebanon Middle School Building Corp., First Mortgage Revenue Bonds, (FSA, State Aid Withholding) 5.05%, 07/15/11	151,239
700,000	Mount Vernon of Hancock County Multi-School Building Corp., First Mortgage Revenue Bonds, Series A, (State Aid Withholding) 5.25%, 01/15/14	748,699
205,000	Noblesville Elementary/ Intermediate Schools Building Corp., First Mortgage Revenue Bonds, (FSA) 5.50%, 07/15/12	214,389
160,000	Northern Wells Community School Building Corp., First Mortgage Revenue Bonds, OID, (FGIC, State Aid Withholding) 5.00%, 01/15/16	176,086
500,000	Plainfield Elementary School Building Corp., First Mortgage Refunding Revenue Bonds, (NATL-RE, School Board Resolution Funding) 5.00%, 07/15/18	533,940
715,000	Portage Township Multi-School Building Corp., First Mortgage Refunding Revenue Bonds, (NATL-RE, School Board Resolution Funding) 5.00%, 01/15/16	800,006
735,000	Portage Township Multi-School Building Corp., First Mortgage Refunding Revenue Bonds, (NATL-RE, School Board Resolution Funding) 5.00%, 07/15/16	824,979

Principal Amount		Value

Indiana (continued)
$570,000	Portage Township Multi-School Building Corp., First Mortgage Refunding Revenue Bonds, (NATL-RE, School Board Resolution Funding) 5.00%, 07/15/17	$640,310
200,000	Tippecanoe County Governmental Building Corp., First Mortgage Revenue Bonds, OID, (NATL-RE, FGIC) 5.00%, 01/15/19	210,220
765,000	Vigo County School Building Corp., First Mortgage Refunding Revenue Bonds, (FSA, State Aid Withholding) 5.00%, 01/10/16	867,349
175,000	Wayne Township School Building Corp., Marion County First Mortgage Revenue Bonds, (NATL-RE, School Board Resolution Funding) 5.00%, 01/15/15	196,102
150,000	Westfield Multi-School Building Corp., First Mortgage Revenue Bonds, Series A, (FSA, State Aid Withholding) 5.00%, 07/15/23	156,182
135,000	Westfield-Washington Elementary Building Corp., First Mortgage Revenue Bonds, OID, (FGIC, State Aid Withholding) 4.75%, 01/15/11	141,423

		15,717,505

Iowa — 0.1%
250,000	City of Iowa City Parking Facilities Revenue Bonds, (NATL-RE) 5.88%, 07/01/15	250,728

Kentucky — 0.2%
1,000,000	Kentucky State Property & Buildings Commission Revenue Bonds, Project No. 88, (NATL-RE, FGIC) 5.00%, 11/01/15	1,117,650

Louisiana — 0.4%
2,000,000	Louisiana Public Facilities Authority Hurricane Recovery Program Revenue Bonds, (AMBAC) 5.00%, 06/01/16	2,089,860

OLD WESTBURY FUNDS, INC.
MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Principal Amount		Value

Maine —0.3%
$115,000	Maine Health & Higher Educational Facilities Authority Pre-Refunded Revenue Bonds, Series B, (AMBAC) 5.00%, 07/01/21(d)	$132,302
850,000	Maine Health & Higher Educational Facilities Authority Refunding Revenue Bonds, Series A, (AMBAC) 5.00%, 07/01/16	927,214
285,000	Maine Health & Higher Educational Facilities Authority Un-Refunded Revenue Bonds, Series B, (AMBAC) 5.00%, 07/01/21	303,385

		1,362,901

Michigan — 1.2%
1,350,000	Central Montcalm Public Schools Refunding GO, (NATL-RE, Q-SBLF) 5.00%, 05/01/23	1,431,675
345,000	Clintondale Community Schools Refunding GO, (NATL-RE, Q-SBLF) 5.00%, 05/01/20	367,987
250,000	Detroit Water Supply System Revenue Bonds, Senior Lien, Series A, (FGIC) 5.00%, 07/01/13	267,475
240,000	Dundee Community School District School Building & Site GO, (Q-SBLF) 5.38%, 05/01/10(e)	245,918
250,000	Dundee Community School District School Building & Site GO, OID, (Q-SBLF) 5.38%, 05/01/10(e)	256,165
325,000	East Lansing School District School Building & Site GO, OID, (Q-SBLF) 5.35%, 05/01/10(e)	332,976
150,000	Galesburg-Augusta Community Schools GO, (Q-SBLF) 5.38%, 05/01/10(e)	153,699
150,000	Jackson Public Schools School Building & Site Refunding GO, (FSA, Q-SBLF) 5.00%, 05/01/15	164,568
685,000	Oakland University Refunding Revenue Bonds, (AMBAC) 5.25%, 05/15/18	725,388
245,000	Portage Public Schools School Building & Site GO, (FSA) 5.00%, 05/01/14	261,790

Principal Amount		Value

Michigan (continued)
$700,000	State of Michigan Trunk Line Refunding Revenue Bonds, Series A, 5.25%, 11/01/13	$775,509
265,000	Stockbridge Community Schools Refunding GO, (FSA, Q-SBLF) 5.00%, 05/01/21	281,168
150,000	Van Buren County GO, OID, (AMBAC) 5.00%, 05/01/15	153,160
375,000	Warren Transportation Fund GO, OID, 5.00%, 06/01/16	380,419
400,000	Zeeland Public Schools Building & Site GO, (Q-SBLF) 5.00%, 05/01/20	410,404

		6,208,301

Minnesota — 0.4%
950,000	Minnesota Public Facilities Authority Clean Water Revenue Bonds, Series B, 5.00%, 03/01/16	1,090,514
1,000,000	Minnesota Public Facilities Authority Clean Water Revenue Bonds, Series B, 5.00%, 03/01/17	1,152,620

		2,243,134

Mississippi — 0.9%
1,500,000	State of Mississippi GO, Series A, 5.00%, 10/01/18	1,692,915
2,000,000	State of Mississippi GO, Series D, (NATL-RE) 5.00%, 11/01/16	2,269,480
890,000	University of Southern Mississippi Campus Facilities Improvements Project Revenue Bonds, 5.00%, 09/01/20	979,908

		4,942,303

Missouri — 0.5%
500,000	Jackson County Reorganized School District No. 4 Refunding GO, Series B, (State Aid Direct Deposit) 5.00%, 03/01/18	570,005
1,505,000	Missouri State Highways & Transit Commission Refunding Revenue Bonds, Senior Lien, 5.00%, 02/01/14	1,702,095

OLD WESTBURY FUNDS, INC.
MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Principal Amount		Value

Missouri (continued)
$100,000	North Kansas City School District No. 74 Refunding and Improvement Direct Deposit Program GO, (State Aid Direct Deposit) 5.00%, 03/01/18	$112,570

		2,384,670

Nevada — 2.5%
1,000,000	Clark County Improvement District No. 112 Special Assessment 5.00%, 08/01/34	1,000,560
500,000	Clark County School District GO, Series C, 5.00%, 06/15/18	545,180
3,000,000	Clark County School District GO, Series C, (NATL-RE) 5.00%, 06/15/22	3,182,970
2,000,000	Clark County School District Refunding GO, Series B, (NATL-RE, FGIC) 5.00%, 06/15/22	2,124,940
2,805,000	Clark County Water Reclamation District GO, Series A, 5.25%, 07/01/20	2,997,619
3,110,000	Las Vegas Valley Water District Refunding GO, Series A, (NATL-RE, FGIC) 5.00%, 06/01/20	3,235,551

		13,086,820

New Jersey — 4.8%
355,000	Bloomfield Township Board of Education Refunding GO, (School Board Resolution Funding) 4.00%, 03/01/17	372,928
440,000	Bloomfield Township Board of Education Refunding GO, (School Board Resolution Funding) 4.00%, 03/01/19	454,524
355,000	Denville Township Board of Education Refunding GO, (FSA, School Board Resolution Funding) 4.00%, 02/15/17	382,871
500,000	Harrison GO, (School Board Resolution Funding) 3.75%, 01/15/15	535,310
5,000,000	New Jersey Economic Development Authority School Facilities Construction Refunding Revenue Bonds, Series N-1, (AMBAC) 5.50%, 09/01/24	5,605,600

Principal Amount		Value

New Jersey (continued)
$1,500,000	New Jersey Economic Development Authority School Facilities Construction Refunding Revenue Bonds, Series W, 5.00%, 03/01/18	$1,612,935
500,000	New Jersey Economic Development Authority School Facilities Construction Revenue Bonds, Series O, 5.00%, 03/01/18	526,190
1,200,000	New Jersey Environmental Infrastructure Trust Revenue Bonds, Series A, 5.00%, 09/01/16	1,374,156
5,145,000	New Jersey Sports & Exposition Authority Refunding Revenue Bonds, Series B, 5.00%, 09/01/18	5,583,868
1,375,000	New Jersey Transportation Trust Fund Authority Transportation Systems Refunding Revenue Bonds, Series B, (NATL-RE) 5.50%, 12/15/15	1,551,742
2,750,000	New Jersey Transportation Trust Fund Authority Transportation Systems Refunding Revenue Bonds, Series B-5 5.25%, 12/15/19	3,023,900
1,000,000	New Jersey Transportation Trust Fund Authority Transportation Systems Revenue Bonds, Series A, (FSA, CR) 5.50%, 12/15/22	1,128,930
335,000	New Milford School District Refunding GO, (School Board Resolution Funding) 4.00%, 08/15/15	355,569
440,000	New Milford School District Refunding GO, (School Board Resolution Funding) 4.00%, 08/15/16	463,756
360,000	New Milford School District Refunding GO, (School Board Resolution Funding) 4.00%, 08/15/17	376,650
115,000	Tobacco Settlement Financing Corp., Asset Backed Revenue Bonds, OID, 5.00%, 06/01/14	126,201
1,200,000	Tobacco Settlement Financing Corp., Asset Backed Revenue Bonds, OID, 6.00%, 06/01/37	1,347,240

OLD WESTBURY FUNDS, INC.
MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Principal Amount		Value

New Jersey (continued)
$385,000	Tobacco Settlement Financing Corp., Asset Backed Revenue Bonds, OID, 6.13%, 06/01/42	$433,456

		25,255,826

New Mexico — 0.3%
1,200,000	Albuquerque Bernalillo County Water Utility Authority Improvement Revenue Bonds, Series A1, 5.50%, 07/01/22	1,381,380

New York — 19.0%
2,000,000	City of New York Fiscal 2008 Refunding GO, Series A1, 5.00%, 08/01/15	2,208,340
4,250,000	City of New York Refunding GO, Series G, (NATL-RE) 5.00%, 08/01/18	4,557,615
2,000,000	Metropolitan Transportation Authority Revenue Bonds, Series B, OID, 5.00%, 11/15/34	2,062,040
2,500,000	New York City Municipal Water Finance Authority Fiscal 2009 Revenue Bonds, Series A, 5.50%, 06/15/21	2,847,025
1,150,000	New York City Municipal Water Finance Authority Fiscal 2009 Revenue Bonds, Series A, OID, 5.75%, 06/15/40	1,249,935
1,500,000	New York City Municipal Water Finance Authority Refunding Revenue Bonds, Series CC, 5.00%, 06/15/29	1,568,250
5,000,000	New York City Transitional Finance Authority Refunding Revenue Bonds, Series B 5.00%, 11/01/22	5,516,850
2,200,000	New York City Transitional Finance Authority Revenue Bonds, Series A 5.00%, 05/01/22	2,417,910
2,000,000	New York City Transitional Finance Authority Revenue Bonds, Series S-3, (State Aid Withholding) 5.25%, 01/15/25	2,147,660
3,000,000	New York Local Government Assistance Corp. Refunding Revenue Bonds, (GO of Corp.) 4.50%, 04/01/20	3,258,690

Principal Amount		Value

New York (continued)
$1,000,000	New York Power Authority Refunding Revenue Bonds, Series C, (NATL-RE) 5.00%, 11/15/15	$1,136,740
6,285,000	New York State Dormitory Authority Construction Service Contract Refunding Revenue Bonds, Series A 5.00%, 07/01/22	6,675,361
2,500,000	New York State Dormitory Authority Court Facilities Lease Refunding Revenue Bonds, Series A, (AMBAC) 5.50%, 05/15/31	2,656,800
2,000,000	New York State Dormitory Authority Economic Development & Housing Revenue Bonds, Series A, 4.00%, 12/15/16	2,140,460
3,000,000	New York State Dormitory Authority Education Revenue Bonds, Series A, 5.00%, 03/15/22	3,293,700
1,000,000	New York State Dormitory Authority Education Revenue Bonds, Series A, OID, 5.00%, 03/15/38	1,027,800
550,000	New York State Dormitory Authority Mental Health Services Facilities Improvement Revenue Bonds, Series C, (NATL-RE, FGIC) 5.00%, 02/15/16	586,702
5,000,000	New York State Dormitory Authority Public Improvement Revenue Bonds, Series A, OID 5.00%, 02/15/34	5,164,600
500,000	New York State Dormitory Authority Refunding Mental Health Services Facilities Improvement Revenue Bonds, (Assured GTY) 5.00%, 02/15/19	522,625
1,450,000	New York State Dormitory Authority State University Lease Revenue Bonds, 4.75%, 07/01/17	1,559,678
1,100,000	New York State Dormitory Authority Upstate Community Colleges Refunding Revenue Bonds, 6.00%, 07/01/31(c)	1,208,790

OLD WESTBURY FUNDS, INC.
MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Principal Amount		Value

New York (continued)
$7,000,000	New York State Thruway Authority Highway Improvement Refunding Revenue Bonds 5.00%, 04/01/20	$7,668,360
1,450,000	New York State Thruway Authority Highway Improvement Revenue Bonds 3.00%, 07/15/11	1,495,690
1,900,000	New York State Thruway Authority Highway Improvement Revenue Bonds, Series B 5.00%, 04/01/21	2,066,326
4,680,000	New York State Thruway Authority Highway Improvement Revenue Bonds, Series B 5.00%, 04/01/27	4,945,964
400,000	New York State Thruway Authority Refunding Revenue Bonds, Series A, 5.00%, 03/15/17	449,400
5,000,000	New York State Thruway Authority Refunding Revenue Bonds, Series B 5.00%, 04/01/21	5,437,850
2,210,000	New York State Thruway Authority Second General Highway and Bridge Trust Fund Refunding Revenue Bonds, Series B, (AMBAC) 5.00%, 04/01/18	2,385,496
5,000,000	New York State Thruway Authority Transportation Revenue Bonds, Series A 5.00%, 03/15/21	5,518,550
820,000	New York State Thruway Authority Transportation Revenue Bonds, Series A 5.00%, 03/15/23	892,144
790,000	New York State Thruway Authority Transportation Revenue Bonds, Series A, 5.00%, 03/15/18	887,431
1,000,000	New York State Urban Development Corp. Refunding Revenue Bonds 5.25%, 01/01/23	1,070,250
5,000,000	New York State Urban Development Corp. Refunding Revenue Bonds, Series D 5.50%, 01/01/19	5,610,850

Principal Amount		Value

New York (continued)
$500,000	New York State Urban Development Corp. Refunding Revenue Bonds, Series D, 5.00%, 01/01/15	$545,195
1,000,000	New York State Urban Development Corp. Refunding Revenue Bonds, Series D, OID, 5.25%, 01/01/21	1,084,630
250,000	New York State Urban Development Corp. Refunding Revenue Bonds, Series D, OID, 5.50%, 01/01/24	271,708
1,000,000	New York State Urban Development Corp. Service Contract Refunding Revenue Bonds, (FSA) 5.00%, 01/01/15	1,115,640
4,800,000	New York State Urban Development Corp. State Personal Imcome Tax Revenue Bonds, Series B1, OID, 5.00%, 03/15/28	5,102,160

		100,355,215

North Carolina — 3.0%
300,000	Brunswick County GO, (NATL-RE, FGIC) 5.00%, 05/01/15	325,284
1,655,000	Cabarrus County School Improvement COP 5.00%, 01/01/21	1,759,894
4,230,000	Cabarrus County School Improvement COP 5.00%, 01/01/25	4,403,176
1,060,000	City of Charlotte Refunding Revenue Bonds 5.00%, 07/01/21	1,202,326
250,000	City of Winston-Salem COP, Series A, 5.00%, 06/01/15	281,085
1,635,000	Dare County COP, (NATL-RE, FGIC) 5.00%, 06/01/17	1,755,630
600,000	Harnett County COP, Series A, (FSA) 5.00%, 12/01/14	683,028
5,000,000	Wake County School Improvement GO 4.50%, 03/01/24	5,310,450

		15,720,873

OLD WESTBURY FUNDS, INC.
MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Principal Amount		Value

Ohio — 1.8%
$1,135,000	Cincinnati City School District Classroom Construction and Improvements Refunding GO, (NATL-RE, FGIC) 5.00%, 12/01/17	$1,262,268
865,000	Greene County Governmental Enterprise Refunding Revenue Bonds, Series A, (NATL-RE) 5.25%, 12/01/21	996,411
200,000	Hamilton County Sewer System Refunding Revenue Bonds, Series A, (NATL-RE) 5.00%, 12/01/19	213,608
2,365,000	Ohio State Building Authority Facilities Administration Building Project Refunding Revenue Bonds, Series B, (NATL-RE, FGIC) 5.00%, 10/01/18	2,619,143
400,000	Ohio State Department of Administrative Services Knowledge System COP, Series A, (NATL-RE) 5.00%, 09/01/16	436,204
900,000	Ohio State University Revenue Bonds, Series A 4.25%, 12/01/24	919,026
1,000,000	Ohio State University Revenue Bonds, Series A, 4.00%, 12/01/17	1,059,440
2,000,000	State of Ohio Higher Education GO, Series B, 5.00%, 05/01/23	2,139,420

		9,645,520

Oregon — 0.6%
3,000,000	Oregon State Department of Administrative Services COP, Series C 5.00%, 11/01/34	3,059,100

Pennsylvania — 0.8%
1,585,000	Hempfield Area School District Refunding GO, Series B, (NATL-RE, FGIC, State Aid Withholding) 5.00%, 10/15/16	1,694,650
115,000	New Castle Area School District GO, OID, (NATL-RE, State Aid Withholding) 4.40%, 03/01/11	120,366
1,455,000	Pennsylvania Higher Educational Facilities Authority Temple University Refunding Revenue Bonds, (NATL-RE) 5.00%, 04/01/17	1,536,480

Principal Amount		Value

Pennsylvania (continued)
$1,000,000	University of Pittsburgh of the Commonwealth Systems of Higher Education Revenue Bonds, University Capital Project, (GO of University) 5.50%, 09/15/37(c)	$1,094,350

		4,445,846

Puerto Rico — 0.0%
190,000	Puerto Rico Highway & Transportation Authority Refunding Revenue Bonds, Series W, OID, 5.50%, 07/01/15	201,235

South Carolina — 0.3%
650,000	Charleston Waterworks & Sewer Refunding Revenue Bonds, Series A, 5.00%, 01/01/22	718,828
1,000,000	Charleston Waterworks & Sewer Refunding Revenue Bonds, Series A, 5.00%, 01/01/24	1,094,460

		1,813,288

Texas — 27.9%
1,255,000	Alamo Community College District GO, Series A, (NATL-RE) 5.50%, 08/15/15	1,438,230
4,405,000	Aldine Independent School District School Building GO, (PSF-GTD) 5.00%, 02/15/25	4,764,272
1,260,000	Aledo Independent School District School Building GO, Series A, (PSF-GTD) 5.00%, 02/15/20	1,362,325
110,000	Alief Independent School District GO, (PSF-GTD) 5.00%, 02/15/13	116,164
4,365,000	Austin Independent School District Refunding GO, (NATL-RE) 5.00%, 08/01/18	4,918,918
1,600,000	Beaumont Independent School District GO, OID, (Assured GTY) 5.00%, 02/15/34	1,625,248
1,000,000	Belton Independent School District Refunding GO, OID, (PSF-GTD) 4.75%, 02/15/24	1,032,760

OLD WESTBURY FUNDS, INC.
MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Principal Amount		Value

Texas (continued)
$5,000,000	Belton Independent School District Refunding GO, OID, (PSF-GTD) 4.75%, 02/15/27	$5,120,200
810,000	Bexar County GO, Series A 5.00%, 06/15/22	893,819
1,000,000	Bexar County GO, Series A 5.00%, 06/15/26	1,073,340
1,000,000	Brownsville Independent School District GO, (PSF-GTD) 5.50%, 08/15/18	1,086,640
1,995,000	Brownwood Independent School District School Building Refunding GO, (NATL-RE, FGIC) 5.25%, 02/15/25	2,044,695
1,805,000	Brownwood Independent School District School Building Refunding GO, (NATL-RE, FGIC) 5.25%, 02/15/26	1,844,042
100,000	City of Austin Refunding Sub Lien Revenue Bonds, (NATL-RE) 5.25%, 05/15/25	107,453
750,000	City of Dallas GO, OID, 5.00%, 02/15/25	804,570
515,000	City of Denton Certificates of Obligation GO, (NATL-RE) 5.00%, 02/15/14	573,360
895,000	City of El Paso Water & Sewer Refunding Revenue Bonds, (NATL-RE) 4.50%, 03/01/14	984,509
4,000,000	City of Houston Refunding Public Improvement GO, Series A, (NATL-RE) 5.25%, 03/01/14	4,502,320
3,000,000	City of Houston Refunding Public Improvement GO, Series A, (NATL-RE) 5.38%, 03/01/15	3,347,460
255,000	City of Laredo GO, OID, (FGIC) 5.38%, 08/15/20	276,530
1,280,000	City of Richardson Refunding GO, (NATL-RE) 5.25%, 02/15/20	1,406,490
1,630,000	City of San Antonio Un-Refunded GO, 5.25%, 08/01/13	1,838,868
1,500,000	Clint Independent School District School Building GO, Series A, (PSF-GTD) 5.00%, 08/15/28	1,599,360

Principal Amount		Value

Texas (continued)
$190,000	Coppell Independent School District School Building GO, (NATL-RE) 5.00%, 08/15/15	$213,235
315,000	Coppell Independent School District School Building GO, (NATL-RE) 5.00%, 08/15/16	354,406
4,685,000	Cypress-Fairbanks Independent School District Refunding GO, Series 2005-2, (PSF-GTD) 4.00%, 02/15/21	4,880,364
100,000	Dallas Area Rapid Transit Senior Lien Sales Tax Refunding Revenue Bonds, (AMBAC) 5.00%, 12/01/17	112,662
245,000	Deer Park Independent School District Limited Tax GO, (FSA) 5.00%, 02/15/17	276,652
3,340,000	Denton County GO, OID 4.25%, 07/15/27	3,347,047
245,000	El Paso County Refunding GO, (NATL-RE) 5.00%, 02/15/16	272,996
1,000,000	El Paso Independent School District GO, (PSF-GTD) 5.00%, 08/15/12	1,103,300
650,000	Fort Bend County Refunding GO, 5.00%, 03/01/24	696,078
3,000,000	Fort Worth Independent School District Refunding GO, (PSF-GTD) 5.00%, 02/15/17	3,410,850
500,000	Friendswood Independent School District Schoolhouse GO, (PSF-GTD) 5.00%, 02/15/23	548,960
1,095,000	Friendswood Water & Sewer Refunding Revenue Bonds, (FSA) 5.00%, 03/01/21	1,168,201
350,000	Frisco Independent School District School Building GO, Series B, (NATL-RE) 5.50%, 07/15/13	394,236
3,000,000	Garland Independent School District Refunding GO, Series A 5.00%, 02/15/19	3,409,830
275,000	Giddings Independent School District School Building GO, Series A, (PSF-GTD) 5.00%, 02/15/17	314,198

OLD WESTBURY FUNDS, INC.
MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Principal Amount		Value

Texas (continued)
$150,000	Giddings Independent School District School Building GO, Series A, OID, (PSF-GTD) 4.50%, 02/15/23	$156,422
700,000	Grapevine Tax Increment Refunding GO, Series A, (NATL-RE) 5.00%, 08/15/17	764,652
1,000,000	Grapevine Tax Increment Refunding GO, Series A, (NATL-RE) 5.00%, 08/15/19	1,074,690
370,000	Gregory-Portland Independent School District GO, OID, (PSF-GTD) 5.50%, 08/15/10(e)	384,989
1,000,000	Harlandale Independent School District Refunding GO, (PSF-GTD) 5.00%, 08/15/35	1,027,180
2,500,000	Harris County Refunding GO, Series A, 5.00%, 10/01/23	2,726,275
1,000,000	Harris County Refunding GO, Series C, (FSA) 5.25%, 08/15/19	1,144,720
375,000	Hays Consolidated Independent School District Refunding GO, (PSF-GTD) 5.25%, 08/15/18	411,075
500,000	Hidalgo County Certificates of Obligation GO, (NATL-RE) 4.50%, 08/15/19	514,690
2,990,000	Houston Community College System Student Fee Revenue Bonds, Senior Lien, (FSA) 5.25%, 04/15/21	3,284,844
2,975,000	Houston Independent School District Refunding GO, (PSF-GTD) 5.00%, 02/15/22	3,263,486
1,300,000	Magnolia Independent School District Schoolhouse GO, (PSF-GTD) 5.00%, 08/15/17	1,488,877
560,000	McAllen Independent School District Refunding GO, (PSF-GTD) 5.00%, 02/15/16	624,137
440,000	Midland College District GO, (NATL-RE, FGIC) 5.00%, 02/15/24	465,023
1,890,000	Monahans-Wickett-Pyote Independent School District School Building GO, (PSF-GTD) 5.00%, 02/15/25	2,016,649

Principal Amount		Value

Texas (continued)
$1,000,000	North East Independent School District Refunding GO, (PSF-GTD) 5.00%, 02/01/21	$1,079,520
1,315,000	North East Independent School District Refunding GO, (PSF-GTD) 5.25%, 02/01/22	1,546,769
1,625,000	Northwest Independent School District GO, OID, (PSF-GTD) 4.75%, 02/15/27	1,665,982
700,000	Northwest Independent School District Refunding GO, (PSF-GTD) 4.50%, 02/15/18	749,728
300,000	Plano Independent School District GO, (PSF-GTD) 4.50%, 02/15/19	319,821
1,205,000	Prosper Independent School District School Building Refunding GO, (PSF-GTD) 5.00%, 02/15/25	1,292,977
2,040,000	Prosper Independent School District School Building Refunding GO, (PSF-GTD) 5.00%, 02/15/28	2,161,013
525,000	Red Oak Independent School District School Building GO, (PSF-GTD) 5.00%, 08/15/18	590,762
500,000	Rockwall Independent School District School Building GO, (PSF-GTD) 4.75%, 02/15/15	559,515
295,000	San Felipe-Del Rio Consolidated Independent School District GO, OID, (PSF-GTD) 5.38%, 08/15/10(e)	306,661
450,000	San Jacinto Community College District Refunding GO, (AMBAC) 4.25%, 02/15/13	483,318
1,005,000	San Jacinto Community College District Refunding GO, (AMBAC) 4.25%, 02/15/14	1,083,571
3,125,000	Socorro Independent School District GO, Series A, (PSF-GTD) 5.00%, 08/15/25	3,319,469
1,500,000	Socorro Independent School District Refunding GO, (PSF-GTD) 5.25%, 08/15/13	1,698,855

OLD WESTBURY FUNDS, INC.
MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Principal Amount		Value

Texas (continued)
$4,140,000	Socorro Independent School District Refunding GO, (PSF-GTD) 5.00%, 08/15/18	$4,548,577
6,565,000	Southwest Independent School District Refunding GO, (PSF-GTD) 5.00%, 02/01/19	7,189,594
2,000,000	Spring Branch Independent School District Schoolhouse GO, (PSF-GTD) 5.25%, 02/01/38	2,104,300
2,705,000	Spring Independent School District GO, (PSF-GTD) 5.00%, 02/15/15	3,053,188
555,000	Spring Independent School District Schoolhouse GO, (PSF-GTD) 5.00%, 08/15/19	628,648
6,000,000	State of Texas GO, Series B 5.00%, 12/01/24	6,500,220
2,340,000	State of Texas Water Financial Assistance GO, Series A, 5.00%, 08/01/27	2,511,054
1,200,000	State of Texas Water Financial Assistance GO, Series B 5.00%, 08/01/22	1,324,032
900,000	State of Texas Water Financial Assistance GO, Sub-Series A, 5.00%, 08/01/19	1,017,513
1,050,000	State of Texas Water Financial Assistance Refunding GO, Series A 5.00%, 08/01/23	1,125,022
1,570,000	Texas State Transportation Commission Revenue Bonds, First Tier, 5.00%, 04/01/17	1,792,830
1,690,000	Texas State University Systems University and College Improvement Revenue Bonds 5.00%, 03/15/17	1,901,081
250,000	Texas Tech University Refunding and Improvement Revenue Bonds, (AMBAC) 5.00%, 02/15/16	283,002
1,000,000	Texas Tech University Refunding and Improvement Revenue Bonds, 12th Series, 5.00%, 02/15/22	1,090,600
435,000	Travis County Public Road Improvement GO 4.00%, 03/01/25	433,008
450,000	Travis County Public Road Improvement GO, OID 4.00%, 03/01/26	443,606

Principal Amount		Value

Texas (continued)
$240,000	Travis County Public Road Improvement GO, OID 4.00%, 03/01/28	$232,106
215,000	Travis County Public Road Improvement GO, OID 4.00%, 03/01/29	206,037
415,000	Travis County Recreational Facilities Improvement GO 4.00%, 03/01/25	413,099
330,000	Travis County Recreational Facilities Improvement GO, OID 4.00%, 03/01/26	325,311
320,000	Travis County Recreational Facilities Improvement GO, OID 4.00%, 03/01/28	309,475
140,000	Travis County Recreational Facilities Improvement GO, OID 4.00%, 03/01/29	134,163
3,000,000	University of Texas Financing Systems Refunding Revenue Bonds, Series C, 5.00%, 08/15/16	3,432,780
1,610,000	University of Texas Financing Systems Refunding Revenue Bonds, Series E, 5.00%, 08/15/15	1,833,693
1,860,000	Victoria Independent School District School Improvement GO, (PSF-GTD) 5.00%, 02/15/26	1,975,153
1,095,000	Victoria Utility System, Water & Wastewater Authority Refunding Revenue Bonds, (AMBAC) 5.00%, 12/01/17	1,248,464
500,000	Waco Independent School District School Building Refunding GO, (PSF-GTD) 4.25%, 08/15/16	548,035
400,000	Ysleta Independent School District Building GO, (PSF-GTD) 5.00%, 08/15/25	424,892
280,000	Ysleta Independent School District Public Facility Corp. Lease Revenue Bonds, (AMBAC) 5.50%, 11/15/09(e)	280,440

		146,780,181

OLD WESTBURY FUNDS, INC.
MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Principal Amount		Value

Utah — 0.4%
$1,975,000	Alpine School District School Building GO, (School Board GTY) 5.00%, 03/15/21	$2,206,253
125,000	South Jordan Water Refunding Revenue Bonds, (AMBAC) 5.00%, 11/01/15	142,214

		2,348,467

Virginia — 1.7%
100,000	Fairfax Refunding GO, 5.00%, 04/01/15	113,601
2,530,000	Virginia College Building Authority Educational Facilities Refunding Revenue Bonds, 21st Century College & Equipment Programs, Series C, 4.00%, 02/01/15	2,733,361
2,570,000	Virginia College Building Authority Refunding Revenue Bonds, Series E-1 5.00%, 02/01/22	2,942,753
1,350,000	Virginia Public Building Authority Revenue Bonds, Series B 5.00%, 08/01/21	1,526,580
1,245,000	Virginia Public Building Authority Revenue Bonds, Series B, 5.00%, 08/01/14	1,408,307

		8,724,602

Washington — 6.8%
100,000	CDP-King County III Lease Refunding Revenue Bonds, King Street Center Project, (NATL-RE) 5.00%, 06/01/17	113,678
300,000	City of Puyallup Refunding Revenue Bonds, Series 2009B, 4.50%, 11/01/19	314,406
500,000	City of Seattle Refunding GO 5.00%, 12/01/24	550,110
1,500,000	City of Seattle Water & Wastewater Authority Refunding and Improvement Revenue Bonds, 5.00%, 02/01/22	1,639,575
100,000	Clark County Public Utility District No. 1 Generating System Refunding Revenue Bonds, (NATL-RE, FGIC) 5.00%, 01/01/13	108,399

Principal Amount		Value

Washington (continued)
$4,500,000	Energy Northwest Columbia Generating Station Revenue Bonds, Series D, 5.00%, 07/01/21	$4,899,330
1,160,000	King County Public Transportation Sales Tax Refunding GO, 4.00%, 12/01/18	1,226,004
9,000,000	King County School District No 401 Highline School Improvement GO, (FSA, School Board GTY) 5.00%, 12/01/26	9,570,870
1,110,000	King County School District No. 403 Renton Refunding GO, (School Board GTY) 4.00%, 12/01/18	1,183,948
1,550,000	King County School District No. 403 Renton Refunding GO, (School Board GTY) 4.00%, 12/01/19	1,627,004
1,500,000	King County School District No. 414 Lake Washington GO, (School Board GTY) 5.00%, 12/01/20	1,677,315
200,000	Pierce County School District No. 320 Sumner Refunding GO, (NATL-RE, FGIC, School Board GTY) 5.00%, 12/01/16	219,528
250,000	Snohomish County School District No. 6 Mukilteo GO, OID, (School Board GTY) 5.35%, 12/01/10(e)	263,205
1,335,000	Snohomish County Surface Water Management Refunding GO, Series A 5.00%, 12/01/21	1,481,783
2,000,000	State of Washington Department of Ecology Refunding COP, Series B, (AMBAC) 5.00%, 04/01/16	2,260,180
4,000,000	State of Washington Various Purpose Refunding GO, Series R-2006A, (AMBAC) 5.00%, 07/01/17	4,448,520
2,000,000	State of Washington Various Purpose Refunding GO, Series R-A, (AMBAC) 5.00%, 01/01/25	2,120,980
2,005,000	University of Washington Refunding Revenue Bonds, 5.00%, 12/01/15	2,285,860

		35,990,695

OLD WESTBURY FUNDS, INC.
MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Principal Amount		Value

West Virginia — 0.1%
$275,000	West Virginia University Revenue Bonds, Series A, (NATL-RE) 5.50%, 04/01/17	$311,570

Wisconsin — 0.5%
135,000	Cedarburg School District Refunding GO, Series B, (FSA) 5.00%, 03/01/11(e)	142,826
145,000	Cedarburg School District Refunding GO, Series B, (FSA) 5.00%, 03/01/11(e)	153,406
150,000	Door County Corporate Purpose GO, Series A, OID, (FGIC) 5.25%, 09/01/20	160,227
500,000	Fond Du Lac Promissory Notes GO, OID, (FGIC) 4.40%, 05/01/11	508,815
100,000	Fond Du Lac Refunding GO, (NATL-RE, FGIC) 4.75%, 03/01/15	108,397
130,000	Menomonee Falls Water Systems Mortgage Refunding Revenue Bonds, OID, (FSA) 4.60%, 12/01/10	135,707
520,000	Osceola School District School Building GO, Series A, OID, (NATL-RE, FGIC) 5.13%, 05/01/17(d)	540,884
775,000	Outagamie County Refunding GO, 5.50%, 04/01/14	845,540
220,000	Two Rivers Public School District Refunding GO, (FSA) 5.75%, 03/01/10(e)	223,892

		2,819,694

Total Municipal Bonds (Cost $498,081,569)		513,258,255

Shares		Value

INVESTMENT COMPANY — 4.4%
23,147,200	SEI Daily Income Trust Government II Fund, Class A	$23,147,200

Total Investment Company (Cost $23,147,200)		23,147,200

TOTAL INVESTMENTS — 101.8% (Cost $521,228,769)(a)		$536,405,455

LIABILITIES IN EXCESS OF OTHER ASSETS — (1.8)%		(9,363,577)

NET ASSETS — 100.0%		$527,041,878

(a)	Cost for federal income tax purposes is $521,228,769 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$16,490,278
Unrealized depreciation	(1,313,591)

Net unrealized appreciation	$15,176,687

(b)	Represents a security purchased on a when-issued basis.

(c)	Variable rate security. Rate shown is the rate as of October 31, 2009.

(d)

These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

(e)	The security is subject to remarketing prior to its stated maturity, and is subject to mandatory redemption at the stated maturity date.

AMBAC — Insured by AMBAC Indemnity Corp.
COP — Certificates of Participation
FGIC — Insured by Financial Guaranty Insurance Corp.
FSA — Insured by Financial Security Assurance, Inc.
GO — General Obligations
GTY — Guaranty
NATL-RE — Insured by National Public Finance Guarantee Corp.
OID — Original Issue Discount
PSF-GTD — Permanent School Fund Guarantee
Q–SBLF — Qualified-School Bond Loan Fund
XLCA — XL Capital Insurance

This Page Intentionally Left Blank

OLD WESTBURY FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2009

	U.S. LARGE CAP FUND	NON-U.S. LARGE CAP FUND	GLOBAL SMALL & MID CAP FUND

ASSETS:
Investments, at value	$405,546,819	$2,025,796,926	$3,253,116,426
Foreign currency, at value (Cost $0, $0, $871,853, $337,579, $0, $0 and $0, respectively)	—	—	862,752
Cash	96	57	11,327
Segregated cash for futures contracts (Note 4)	—	—	13,442,000
Dividends and interest receivable	355,669	5,515,728	2,296,404
Receivable for Fund shares sold	613,243	3,774,658	3,314,821
Receivable for investments sold	17,873,291	58,819,195	448,592
Cash paid to broker on swap contracts (Note 4)	—	—	—
Unrealized appreciation on swap contracts	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	3,375,988
Variation margin	—	—	—
Prepaid expenses	4,098	5,351	5,688

Total Assets	424,393,216	2,093,911,915	3,276,873,998

LIABILITIES:
Cash due to broker on forward foreign currency exchange contracts	—	—	—
Cash due to broker on swap contracts (Note 4)	—	—	—
Written option contracts, at value (premium received $0, $0, $0, $0, $3,289,200, $0 and $0, respectively)	—	—	—
Payable for Fund shares redeemed	370,103	632,283	1,138,632
Payable for investments purchased	6,337,146	47,016,740	47,192,530
Payable for options contracts purchased	—	—	—
Payable for swap contracts purchased	—	—	—
Unrealized depreciation on swap contracts	—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	119,540
Variation margin	—	—	3,942,240
Deferred tax liability payable (Note 10)	—	—	1,636,329
Accrued expenses and other payables:
Investment advisory	246,349	1,253,195	2,325,667
Administration.	8,950	36,418	82,061
Shareholder servicing fee	54,486	268,642	427,124
Custody	36,324	268,642	158,721
Directors	54	525	7
Legal and Audit	32,808	165,234	273,018
Other	9,386	33,991	45,014

Total Liabilities	7,095,606	49,675,670	57,340,884

NET ASSETS	$417,297,610	$2,044,236,245	$3,219,533,114

NET ASSETS consist of:
Capital paid-in	$477,124,337	$2,355,747,038	$2,875,505,724
Accumulated undistributed net investment income	1,222,883	28,747,690	22,907,670
Accumulated undistributed net realized gain/(loss) on investments, futures contracts, swap contracts, written options and foreign currency transactions	(79,139,029)	(594,973,312)	(33,914,947)
Net unrealized appreciation on investments, futures contracts, swap contracts and written options	18,089,419	254,387,738	353,389,493
Net unrealized appreciation/(depreciation) of other assets and liabilities denominated in foreign currencies and deferred taxes	—	327,091	1,645,174

NET ASSETS	$417,297,610	$2,044,236,245	$3,219,533,114

Net Asset Value, maximum offering price and redemption price per share	$10.67	$8.95	$12.05

SHARES OF CAPITAL STOCK OUTSTANDING	39,100,375	228,345,297	267,188,074

INVESTMENTS, AT COST	$387,457,399	$1,771,409,188	$2,891,798,340

[a]	Consolidated Statement of Assets and Liabilities.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES - (Continued)
October 31, 2009

	GLOBAL OPPORTUNITIES FUND	REAL RETURN FUND[a]	FIXED INCOME FUND	MUNICIPAL BOND FUND

ASSETS:
Investments, at value	$3,003,885,371	$1,591,395,549	$305,444,915	$536,405,455
Foreign currency, at value (Cost $0, $0, $871,853, $337,579, $0, $0 and $0, respectively)	344,011	—	—	—
Cash	32,067	—	29	99
Segregated cash for futures contracts (Note 4)	8,833,500	10,743,100	—	—
Dividends and interest receivable	32,614,548	1,681,862	3,292,892	6,084,734
Receivable for Fund shares sold	4,703,099	1,162,462	341,311	781,810
Receivable for investments sold	35,060,107	9,768,182	—	109,867
Cash paid to broker on swap contracts (Note 4)	1,320,779	—	—	—
Unrealized appreciation on swap contracts	2,519,112	41,752,197	—	—
Unrealized appreciation on forward foreign currency exchange contracts	15,974,292	—	—	—
Variation margin	—	8,475,236	—	—
Prepaid expenses	9,329	5,440	3,848	3,819

Total Assets	3,105,296,215	1,664,984,028	309,082,995	543,385,784

LIABILITIES:
Cash due to broker on forward foreign currency exchange contracts	4,759,995	—	—	—
Cash due to broker on swap contracts (Note 4)	—	47,840,000	—	—
Written option contracts, at value (premium received $0, $0, $0, $0, $3,289,200, $0 and $0, respectively)	—	903,800	—	—
Payable for Fund shares redeemed	702,069	1,581,868	4,900	1,190,000
Payable for investments purchased	57,472,449	—	1,996,960	14,818,484
Payable for options contracts purchased	—	4,005,098	—	—
Payable for swap contracts purchased	—	109,050	—	—
Unrealized depreciation on swap contracts	4,022,910	3,668,164	—	—
Unrealized depreciation on forward foreign currency exchange contracts	14,574,980	—	—	—
Variation margin	2,807,090	—	—	—
Deferred tax liability payable (Note 10)	67,969	—	—	—
Accrued expenses and other payables:
Investment advisory	2,389,858	1,179,068	110,912	197,269
Administration	59,722	32,901	8,166	14,065
Shareholder servicing fee	384,386	208,071	12,742	21,982
Custody	45,376	7,216	25,484	43,963
Directors	305	235	345	32
Legal and Audit	247,896	196,818	23,724	35,918
Other	127,790	24,798	11,945	22,193

Total Liabilities	87,662,795	59,757,087	2,195,178	16,343,906

NET ASSETS	$3,017,633,420	$1,605,226,941	$306,887,817	$527,041,878

NET ASSETS consist of:
Capital paid-in	$3,248,251,954	$1,920,723,858	$287,869,017	$508,787,152
Accumulated undistributed net investment income	44,851,497	22,695,398	3,825,529	4,655,324
Accumulated undistributed net realized gain/(loss) on investments, futures contracts, swap contracts, written options and foreign currency transactions	(467,317,323)	(377,315,979)	1,880,585	(1,577,285)
Net unrealized appreciation on investments, futures contracts, swap contracts and written options	190,487,958	39,123,664	13,312,686	15,176,687
Net unrealized appreciation/(depreciation) of other assets and liabilities denominated in foreign currencies and deferred taxes	1,359,334	—	—	—

NET ASSETS	$3,017,633,420	$1,605,226,941	$306,887,817	$527,041,878

Net Asset Value, maximum offering price and redemption price per share	$6.98	$9.52	$11.77	$11.76

SHARES OF CAPITAL STOCK OUTSTANDING	432,441,010	168,687,962	26,065,835	44,799,090

INVESTMENTS, AT COST	$2,808,816,781	$1,594,167,031	$292,108,422	$521,228,769

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2009

	U.S. LARGE CAP FUND	NON-U.S. LARGE CAP FUND	GLOBAL SMALL & MID CAP FUND

INVESTMENT INCOME:
Interest	$—	$225,070	$8,831,441
Dividends	5,833,392	44,304,847	29,089,680
Foreign tax withheld	(25,713)	(3,975,329)	(1,243,761)

Total investment income	5,807,679	40,554,588	36,677,360

EXPENSES:
Investment advisory fees	2,319,885	12,548,009	23,838,262
Shareholder servicing fees	497,118	2,528,145	4,206,752
Administration and Accounting fees	92,369	373,728	872,721
Custodian fees	331,412	2,528,409	1,146,998
Directors fees and expenses	28,128	143,271	226,747
Insurance premiums	17,885	34,122	25,225
Interest expense	—	—	7,100
Legal and Audit fees	43,847	238,044	395,544
Printing and postage fees	7,680	40,658	65,633
Registration fees	21,060	31,015	43,148
Transfer agent fees	49,078	202,290	343,493
Miscellaneous expenses	2,192	23,340	30,910

Total expenses	3,410,654	18,691,031	31,202,533
Expenses waived by Adviser (Note 7)	(96,532)	(994,019)	(119,332)

Net expenses	3,314,122	17,697,012	31,083,201

NET INVESTMENT INCOME	2,493,557	22,857,576	5,594,159

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAP AGREEMENTS, WRITTEN OPTIONS, FOREIGN CURRENCY TRANSACTIONS AND DEFERRED TAXES:
Net realized gains/(loss) on:
Investments	(78,983,251)	(406,784,233)	(31,363,414)
Futures contracts	—	—	—
Swap agreements	—	—	—
Written options	—	—	—
Foreign currency transactions	—	8,231,250	19,232,290
Net change in unrealized appreciation/depreciation on:
Investments	103,334,671	643,730,100	583,271,155
Futures contracts	—	—	(8,316,318)
Swap agreements	—	—	—
Written options	—	—	—
Foreign currency transactions	—	(7,573,309)	3,314,381
Deferred taxes on unrealized appreciation	—	—	(1,634,897)

Net realized and change in unrealized gain on investments, futures contracts, swap agreements, written options, foreign currency transactions and deferred taxes	24,351,420	237,603,808	564,503,197

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,844,977	$260,461,384	$570,097,356

[a]	Consolidated Statement of Operations.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2009 (Continued)

	GLOBAL OPPORTUNITIES FUND	REAL RETURN FUND[a]	FIXED INCOME FUND	MUNICIPAL BOND FUND

INVESTMENT INCOME:
Interest	$102,103,506	$6,001,717	$9,589,337	$13,735,421
Dividends	14,891,375	9,214,661	9,727	38,802
Foreign tax withheld	(709,920)	(196,006)	—	—

Total investment income	116,284,961	15,020,372	9,599,064	13,774,223

EXPENSES:
Investment advisory fees	21,156,767	11,567,202	1,077,695	1,587,278
Shareholder servicing fees	2,943,060	2,041,271	359,232	529,342
Administration and Accounting fees	516,647	349,111	87,097	132,195
Custodian fees	482,398	172,185	239,488	352,895
Directors fees and expenses	139,673	118,717	18,656	25,633
Insurance premiums	30,670	38,040	22,556	15,434
Interest expense	48,693	60,690	—	—
Legal and Audit fees	370,367	385,800	36,541	47,179
Printing and postage fees	38,351	31,701	5,062	7,034
Registration fees	123,432	25,529	23,331	31,517
Transfer agent fees	226,089	156,084	40,603	51,974
Miscellaneous expenses	29,025	40,141	1,469	1,937

Total expenses	26,105,172	14,986,471	1,911,730	2,782,418
Expenses waived by Adviser (Note 7)	(2,021,860)	—	(243,949)	(352,895)

Net expenses	24,083,312	14,986,471	1,667,781	2,429,523

NET INVESTMENT INCOME	92,201,649	33,901	7,931,283	11,344,700

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAP AGREEMENTS, WRITTEN OPTIONS, FOREIGN CURRENCY TRANSACTIONS AND DEFERRED TAXES:
Net realized gains/(loss) on:
Investments	(327,710,571)	1,056,928,780	3,204,573	270,392
Futures contracts	3,321,741	6,539,514	—	—
Swap agreements	4,627,057	87,636,630	—	—
Written options	(5,026,945)	(1,471,380,460)	—	—
Foreign currency transactions	21,563,798	(497,170)	—	—
Net change in unrealized appreciation/depreciation on:
Investments	606,370,210	599,062,959	11,265,149	21,275,559
Futures contracts	(3,671,507)	1,425,713	—	—
Swap agreements	(2,323,847)	(64,265,038)	—	—
Written options	62,903,011	2,385,400	—	—
Foreign currency transactions	(52,823,239)	(77,892)	—	—
Deferred taxes on unrealized appreciation	(67,969)	—	—	—

Net realized and change in unrealized gain on investments, futures contracts, swap agreements, written options, foreign currency transactions and deferred taxes	307,161,739	217,758,436	14,469,722	21,545,951

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$399,363,388	$217,792,337	$22,401,005	$32,890,651

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	U.S. LARGE CAP FUND

	FOR THE YEAR ENDED OCTOBER 31, 2009	FOR THE YEAR ENDED OCTOBER 31, 2008

FROM OPERATIONS:
Net investment income	$2,493,557	$2,736,170
Net realized gain/(loss) on investments and foreign currency transactions	(78,983,251)	8,384,743
Net change in unrealized appreciation/depreciation on investments, foreign currency transactions and deferred taxes	103,334,671	(180,552,341)

Net increase/(decrease) in net assets resulting from operations	26,844,977	(169,431,428)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,330,978)	(2,893,131)
Capital gains	—	(22,627,659)

Net decrease in net assets from distributions	(1,330,978)	(25,520,790)

CAPTIAL STOCK TRANSACTIONS (DOLLARS):
Net proceeds from sale of capital stock	142,312,523	121,132,872
Related party sale of capital stock	—	—
Reinvestment of distributions	545,475	6,165,304
Net cost of capital stock redeemed	(88,183,082)	(84,394,638)

Net increase/(decrease) in net assets resulting from capital stock transactions	54,674,916	42,903,538

Net increase/(decrease) in net assets	80,188,915	(152,048,680)
NET ASSETS:
Beginning of period	337,108,695	489,157,375

End of period	$417,297,610	$337,108,695

Undistributed net investment income	$1,222,883	$60,304

CAPITAL SHARE TRANSACTIONS:
Shares sold	14,998,479	8,891,788
Shares issued from related party transaction	—	—
Shares issued as reinvestment of distributions	62,555	440,074
Shares redeemed	(9,711,391)	(6,356,301)

Net increase/(decrease) in shares outstanding	5,349,643	2,975,561

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS - (Continued)

	NON-U.S. LARGE CAP FUND		GLOBAL SMALL & MID CAP FUND

	FOR THE YEAR ENDED OCTOBER 31, 2009	FOR THE YEAR ENDED OCTOBER 31, 2008	FOR THE YEAR ENDED OCTOBER 31, 2009	FOR THE YEAR ENDED OCTOBER 31, 2008

FROM OPERATIONS:
Net investment income	$22,857,576	$31,831,374	$5,594,159	$7,268,494
Net realized gain/(loss) on investments and foreign currency transactions	(398,552,983)	(176,708,442)	(12,131,124)	9,844,530
Net change in unrealized appreciation/depreciation on investments, foreign currency transactions and deferred taxes	636,156,791	(821,250,263)	576,634,321	(446,920,758)

Net increase/(decrease) in net assets resulting from operations	260,461,384	(966,127,331)	570,097,356	(429,807,734)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(41,655,528)	(24,241,701)	(7,592,253)	(3,890,677)
Capital gains	—	(201,403,466)	—	(69,129,431)

Net decrease in net assets from distributions	(41,655,528)	(225,645,167)	(7,592,253)	(73,020,108)

CAPTIAL STOCK TRANSACTIONS (DOLLARS):
Net proceeds from sale of capital stock	558,051,415	921,773,830	614,745,599	482,190,275
Related party sale of capital stock	—	—	—	2,138,427,393
Reinvestment of distributions	17,469,737	124,056,153	7,483	63,779,540
Net cost of capital stock redeemed	(450,033,142)	(328,015,010)	(899,667,895)	(146,247,790)

Net increase/(decrease) in net assets resulting from capital stock transactions	125,488,010	717,814,973	(284,914,813)	2,538,149,418

Net increase/(decrease) in net assets	344,293,866	(473,957,525)	277,590,290	2,035,321,576
NET ASSETS:
Beginning of period	1,699,942,379	2,173,899,904	2,941,942,824	906,621,248

End of period	$2,044,236,245	$1,699,942,379	$3,219,533,114	$2,941,942,824

Undistributed net investment income	$28,747,690	$39,314,392	$22,907,670	$5,541,290

CAPITAL SHARE TRANSACTIONS:
Shares sold	72,010,353	91,310,650	59,392,228	40,971,072
Shares issued from related party transaction.	—	—	—	207,412,938
Shares issued as reinvestment of distributions	2,326,196	9,745,181	787	5,081,609
Shares redeemed	(59,604,256)	(31,973,570)	(91,452,090)	(12,884,984)

Net increase/(decrease) in shares outstanding	14,732,293	69,082,261	(32,059,075)	240,580,635

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS - (Continued)

	GLOBAL OPPORTUNITIES FUND		REAL RETURN FUND

	FOR THE YEAR ENDED OCTOBER 31, 2009	FOR THE PERIOD ENDED OCTOBER 31, 2008[a]	FOR THE YEAR ENDED OCTOBER 31, 2009[b]	FOR THE YEAR ENDED OCTOBER 31, 2008

FROM OPERATIONS:
Net investment income	$92,201,649	$24,751,118	$33,901	$32,093,715
Net realized gain/(loss) on investments, swap agreements, futures contracts, written options and foreign currency transactions	(303,224,920)	(139,508,276)	(320,772,706)	36,011,276
Net change in unrealized appreciation/depreciation on investments, swap agreements, futures contracts, written options, foreign currency transactions and deferred taxes	610,386,659	(418,539,367)	538,531,142	(815,357,966)

Net increase/(decrease) in net assets resulting from operations	399,363,388	(533,296,525)	217,792,337	(747,252,975)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(95,083,145)	(1,655,796)	(33,384,683)	(15,588,657)
Capital gains	—	—	—	(141,425,303)

Net decrease in net assets from distributions	(95,083,145)	(1,655,796)	(33,384,683)	(157,013,960)

CAPTIAL STOCK TRANSACTIONS (DOLLARS):
Net proceeds from sale of capital stock	1,691,059,077	1,824,994,362	336,224,458	575,849,885
Reinvestment of distributions	31,995,378	1,233,460	11,803,982	128,996,518
Net cost of capital stock redeemed	(178,252,478)	(122,724,301)	(299,152,945)	(225,119,277)

Net increase in net assets resulting from capital stock transactions	1,544,801,977	1,703,503,521	48,875,495	479,727,126

Net increase/(decrease) in net assets	1,849,082,220	1,168,551,200	233,283,149	(424,539,809)
NET ASSETS:
Beginning of period	1,168,551,200	—	1,371,943,792	1,796,483,601

End of period	$3,017,633,420	$1,168,551,200	$1,605,226,941	$1,371,943,792

Undistributed net investment income	$44,851,497	$24,531,853	$22,695,398	$29,600,637

CAPITAL SHARE TRANSACTIONS:
Shares sold	277,977,483	192,816,597	40,072,295	42,787,873
Shares issued as reinvestment of distributions	5,613,224	124,341	1,453,692	9,714,403
Shares redeemed	(28,654,206)	(15,436,429)	(37,364,154)	(18,864,859)

Net increase in shares outstanding	254,936,501	177,504,509	4,161,833	33,637,417

[a]	For the period from November 28, 2007 (commencement of operations) to October 31, 2008.

[b]	Consolidated Statement of Changes in Net Assets.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS - (Continued)

	FIXED INCOME FUND		MUNICIPAL BOND FUND

	FOR THE YEAR ENDED OCTOBER 31, 2009	FOR THE YEAR ENDED OCTOBER 31, 2008	FOR THE YEAR ENDED OCTOBER 31, 2009	FOR THE YEAR ENDED OCTOBER 31, 2008

FROM OPERATIONS:
Net investment income	$7,931,283	$6,141,552	$11,344,700	$6,550,524
Net realized gain/(loss) on investments, swap agreements, futures contracts, written options and foreign currency transactions	3,204,573	2,083,069	270,392	(1,723,839)
Net change in unrealized appreciation/depreciation on investments, swap agreements, futures contracts, written options, foreign currency transactions and deferred taxes	11,265,149	384,029	21,275,559	(7,540,944)

Net increase/(decrease) in net assets resulting from operations	22,401,005	8,608,650	32,890,651	(2,714,259)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(7,345,326)	(6,131,427)	(9,272,000)	(5,755,579)
Capital gains	(1,978,171)	(203,836)	—	—

Net decrease in net assets from distributions	(9,323,497)	(6,335,263)	(9,272,000)	(5,755,579)

CAPTIAL STOCK TRANSACTIONS (DOLLARS):
Net proceeds from sale of capital stock	167,629,967	45,716,843	351,026,082	97,106,625
Reinvestment of distributions	5,142,523	3,834,740	3,262,740	2,124,735
Net cost of capital stock redeemed	(50,406,574)	(19,385,742)	(77,369,693)	(29,762,820)

Net increase in net assets resulting from capital stock transactions	122,365,916	30,165,841	276,919,129	69,468,540

Net increase/(decrease) in net assets	135,443,424	32,439,228	300,537,780	60,998,702
NET ASSETS:
Beginning of period	171,444,393	139,005,165	226,504,098	165,505,396

End of period	$306,887,817	$171,444,393	$527,041,878	$226,504,098

Undistributed net investment income	$3,825,529	$2,282,223	$4,655,324	$2,582,624

CAPITAL SHARE TRANSACTIONS:
Shares sold	14,492,401	4,081,749	30,270,222	8,661,617
Shares issued as reinvestment of distributions	453,742	352,112	296,588	190,951
Shares redeemed	(4,354,697)	(1,737,386)	(6,707,646)	(2,676,154)

Net increase in shares outstanding	10,591,446	2,696,475	23,859,164	6,176,414

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC. U.S. LARGE CAP FUND FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,

	2009	2008	2007	2006	2005

Net asset value, beginning of year	$9.99	$15.89	$13.83	$12.20	$11.51

Investment operations:
Net investment income	0.07 [a]	0.09 [a]	0.07	0.06	0.07
Net realized and unrealized gains/(losses) on investments	0.65	(5.18)	2.05	1.62	0.67

Total from investment operations	0.72	(5.09)	2.12	1.68	0.74

Distributions:
Net investment income	(0.04)	(0.09)	(0.06)	(0.05)	(0.05)
Net realized gains	—	(0.72)	—	—	—

Total distributions	(0.04)	(0.81)	(0.06)	(0.05)	(0.05)

Net asset value, end of year	$10.67	$9.99	$15.89	$13.83	$12.20

Total return	7.3%	(33.6)%	15.4%	13.8%	6.4%

Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$417,298	$337,109	$489,157	$396,493	$306,520
Ratio of expenses to average net assets before expense waivers	1.03%	1.03%	1.04%	— [b]	— [b]
Ratio of expenses to average net assets after expense waivers	1.00%	1.00%	1.01%	1.06%	1.14%
Ratio of net investment income/(loss) to average net assets	0.75%	0.63%	0.48%	0.47%	0.61%
Portfolio turnover rate	68%	95%	43%	56%	47%

[a]	Calculated using the average shares method for the period.

[b]	There were no voluntary fee reductions during the period.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC. NON-U.S. LARGE CAP FUND FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,

	2009	2008	2007	2006	2005

Net asset value, beginning of year	$7.96	$15.04	$13.59	$11.23	$9.68

Investment operations:
Net investment income	0.11 [a]	0.19 [a]	0.17	0.14	0.10
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	1.08	(5.69)	2.24	2.30	1.57

Total from investment operations	1.19	(5.50)	2.41	2.44	1.67

Distributions:
Net investment income	(0.20)	(0.17)	(0.17)	(0.08)	(0.12)
Net realized gains	—	(1.41)	(0.79)	—	—

Total distributions	(0.20)	(1.58)	(0.96)	(0.08)	(0.12)

Net asset value, end of year	$8.95	$7.96	$15.04	$13.59	$11.23

Total return	15.5%	(40.5)%	18.5%	21.9%	17.3%

Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$2,044,236	$1,699,942	$2,173,900	$1,915,043	$1,518,585
Ratio of expenses to average net assets before expense waivers	1.11%	1.11%	— [b]	— [b]	— [b]
Ratio of expenses to average net assets after expense waivers	1.05%	1.10%	1.11%	1.14%	1.25%
Ratio of net investment income to average net assets	1.36%	1.72%	1.15%	1.17%	1.10%
Portfolio turnover rate	86%	66%	44%	50%	49%

[a]	Calculated using the average shares method for the period.

[b]	There were no voluntary fee reductions during the period.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC. GLOBAL SMALL & MID CAP FUND FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,				PERIOD ENDED 10/31/05[a]

	2009	2008	2007	2006

Net asset value, beginning of period	$9.83	$15.45	$12.94	$10.69	$10.00

Investment operations:
Net investment income	0.02 [b]	0.08 [b]	0.09	0.07	0.03
Net realized and unrealized gains/(losses) on investments, foreign currency transactions and deferred taxes	2.23	(4.53)	2.93	2.21	0.66

Total from investment operations	2.25	(4.45)	3.02	2.28	0.69

Distributions:
Net investment income	(0.03)	(0.07)	(0.11)	(0.02)	—
Net realized gains	—	(1.10)	(0.40)	(0.01)	—

Total distributions	(0.03)	(1.17)	(0.51)	(0.03)	—

Net asset value, end of period	$12.05	$9.83	$15.45	$12.94	$10.69

Total return	22.9%	(30.4)%	24.1%	21.4%	6.9%[c]

Annualized ratios/supplemental data:
Net assets at end of period (000’s)	$3,219,533	$2,941,943	$906,621	$698,492	$502,103
Ratio of expenses to average net assets before expense waivers	1.11%[d]	1.12%	— [e]	— [e]	— [e]
Ratio of expenses to average net assets after expense waivers	1.11%	1.11%	1.13%	1.15%	1.24%[f]
Ratio of net investment income to average net assets	0.21%	0.66%	0.62%	0.60%	0.52%[f]
Portfolio turnover rate	30%	36%	35%	39%	8%[c]

[a]	For the period from April 7, 2005 (commencement of operations) to October 31, 2005.

[b]	Calculated using the average shares method for the period.

[c]	Not Annualized.

[d]

When counterparties post cash collateral with respect to various swap transactions, the Fund invests the collateral and receives interest income and pays interest expense back to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in the Fund’s overall expense ratio.

[e]	There were no voluntary fee reductions during the period.

[f]	Annualized.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31, 2009	PERIOD ENDED 10/31/08[a]

Net asset value, beginning of period	$6.58	$10.00

Investment operations:
Net investment income	0.30 [b]	0.16 [b]
Net realized and unrealized losses on investments, futures contracts, swap agreements, written options, foreign currency transactions and deferred taxes	0.65	(3.56)

Total from investment operations	0.95	(3.40)

Distributions:
Net investment income	(0.55)	(0.02)

Total distributions	(0.55)	(0.02)

Net asset value, end of period	$6.98	$6.58

Total return	16.3%	(34.0)%[c]

Annualized ratios/supplemental data:
Net assets at end of period (000’s)	$3,017,633	$1,168,551
Ratio of expenses to average net assets before expense waivers	1.33%[d]	1.36%[e]
Ratio of expenses to average net assets after expense waivers	1.22%	1.35%[e]
Ratio of net investment income to average net assets	4.70%	1.98%[e]
Portfolio turnover rate	111%	145%[c]

a	For the period from November 28, 2007 (commencement of operations) to October 31, 2008.

b	Calculated using the average shares method for the period.

c	Not Annualized.

d

When counterparties post cash collateral with respect to various swap transactions, the Fund invests the collateral and receives interest income and pays interest expense back to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in the Fund’s overall expense ratio.

e	Annualized.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
REAL RETURN FUND
FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,				PERIOD ENDED 10/31/05[a]

	2009[b]	2008	2007	2006

Net asset value, beginning of period	$8.34	$13.73	$11.68	$10.41	$10.00

Investment operations:
Net investment income	0.00 [c,d]	0.21 [d]	0.24	0.17	0.09
Net realized and unrealized gains/(losses) on investments, futures contracts, swap agreements, written options and foreign currency transactions	1.39	(4.50)	3.00	1.31	0.32

Total from investment operations	1.39	(4.29)	3.24	1.48	0.41

Distributions:
Net investment income	(0.21)	(0.11)	(0.29)	(0.15)	—
Net realized gains	—	(0.99)	(0.90)	(0.06)	—

Total distributions	(0.21)	(1.10)	(1.19)	(0.21)	—

Net asset value, end of period	$9.52	$8.34	$13.73	$11.68	$10.41

Total return	17.1%	(34.2)%	29.8%	14.4%	4.1%[e]

Annualized ratios/supplemental data:
Net assets at end of period (000’s)	$1,605,227	$1,371,944	$1,796,484	$1,264,707	$839,573
Ratio of expenses to average net assets	1.10%[f]	1.25%[f]	1.25%[f]	1.10%	1.16%[g]
Ratio of expenses to average net assets (excluding interest expense)	1.10%	1.08%	1.09%	—	—
Ratio of net investment income to average net assets	0.00%[h]	1.54%	1.97%	1.81%	1.97%[g]
Portfolio turnover rate	75%	88%	36%	56%	5%[e]

a	For the period from April 29, 2005 (commencement of operations) to October 31, 2005.

b	Consolidated Financial Highlights.

c	Less than $0.01 or $(0.01) per share.

d	Calculated using the average shares method for the period.

e	Not Annualized.

f

When counterparties post cash collateral with respect to various swap transactions, the Fund invests the collateral and receives interest income and pays interest expense back to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in the Fund’s overall expense ratio.

g	Annualized.

h	Less than 0.01%.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
FIXED INCOME FUND
FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,

	2009	2008	2007	2006	2005

Net asset value, beginning of year	$11.08	$10.88	$10.79	$10.78	$10.98

Investment operations:
Net investment income	0.38 [a]	0.44 [a]	0.42	0.44	0.33
Net realized and unrealized gains/(losses) on investments	0.83	0.22	0.14	(0.02)	(0.17)

Total from investment operations	1.21	0.66	0.56	0.42	0.16

Distributions:
Net investment income	(0.39)	(0.44)	(0.47)	(0.38)	(0.36)
Net realized gains	(0.13)	(0.02)	—	(0.03)	0.00 [b]

Total distributions	(0.52)	(0.46)	(0.47)	(0.41)	(0.36)

Net asset value, end of year	$11.77	$11.08	$10.88	$10.79	$10.78

Total return	11.1%	6.2%	5.4%	4.0%	1.6%

Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$306,888	$171,444	$139,005	$98,267	$78,440
Ratio of expenses to average net assets before expense waivers	0.80%	0.82%	0.84%	— [c]	1.00%
Ratio of expenses to average net assets after expense waivers	0.70%	0.70%	0.73%	0.87%	0.99%
Ratio of net investment income to average net assets	3.31%	3.92%	4.22%	4.07%	3.05%
Portfolio turnover rate	37%	36%	59%	72%	17%

a	Calculated using the average shares method for the period.

b	Less than $0.01 or $(0.01) per share.

c	There were no voluntary fee reductions during the period.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC. MUNICIPAL BOND FUND FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,

	2009	2008	2007	2006	2005

Net asset value, beginning of year	$10.82	$11.21	$11.27	$11.20	$11.47

Investment operations:
Net investment income	0.37 [a]	0.37 [a]	0.35	0.33	0.29
Net realized and unrealized gains/(losses) on investments	0.91	(0.41)	(0.04)	0.14	(0.21)

Total from investment operations	1.28	(0.04)	0.31	0.47	0.08

Distributions:
Net investment income	(0.34)	(0.35)	(0.37)	(0.30)	(0.28)
Net realized gains	—	—	—	(0.10)	(0.07)

Total distributions	(0.34)	(0.35)	(0.37)	(0.40)	(0.35)

Net asset value, end of year	$11.76	$10.82	$11.21	$11.27	$11.20

Total return	12.1%	(0.5)%	2.8%	4.3%	0.7%

Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$527,042	$226,504	$165,505	$116,442	$98,652
Ratio of expenses to average net assets before expense waivers	0.79%	0.81%	0.84%	— [b]	0.99%
Ratio of expenses to average net assets after expense waivers	0.69%	0.70%	0.74%	0.86%	0.98%
Ratio of net investment income to average net assets	3.21%	3.32%	3.32%	3.05%	2.63%
Portfolio turnover rate	10%	47%	50%	52%	56%

[a]	Calculated using the average shares method for the period.

b	There were no voluntary fee reductions during the period.

See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC. NOTES TO FINANCIAL STATEMENTS
October 31, 2009

1.	Organization:

Old Westbury Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on August 26, 1993 and commenced operations on October 22, 1993. The Corporation is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Corporation’s Articles of Incorporation permit the Corporation’s Board of Directors (the “Board”) to create an unlimited number of series, each with one or more separate classes of shares. At October 31, 2009, the Corporation consisted of seven separate investment portfolios (each series individually referred to as a “Fund” and collectively as the “Funds”) shown below:

Fund Name	Investment Objective

Old Westbury U.S. Large Cap Fund (“U.S. Large Cap Fund”)	Long-term capital appreciation.
Old Westbury Non-U.S. Large Cap Fund (“Non-U.S. Large Cap Fund”)	Long-term capital appreciation.
Old Westbury Global Small & Mid Cap Fund (“Global Small & Mid Cap Fund”)	Long-term capital appreciation.
Old Westbury Global Opportunities Fund (“Global Opportunities Fund”)	Long-term capital appreciation.
Old Westbury Real Return Fund (“Real Return Fund”)	Real capital appreciation in inflationary environments.
Old Westbury Fixed Income Fund (“Fixed Income Fund”)	Total return (consisting of current income and capital appreciation).
Old Westbury Municipal Bond Fund (“Municipal Bond Fund”)	Total return (consisting of current income that is exempt from regular federal income tax and capital appreciation).

The Corporation has authorized a total of 20 billion shares of common stock (par value $0.001 per share).

The number of shares authorized per fund are as follows:

U.S. Large Cap Fund	2,500,000,000
Non-U.S. Large Cap Fund	3,000,000,000
Global Small & Mid Cap Fund	3,500,000,000
Global Opportunities Fund	3,500,000,000
Real Return Fund	3,500,000,000
Fixed Income Fund	2,000,000,000
Municipal Bond Fund	2,000,000,000

Under the Corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties for the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Corporation. However, based on experience, the Corporation expects the risk of loss to be remote.

2.	Basis for Consolidation for the Real Return Fund:

The Real Return Fund will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in OWF Real Return Fund Ltd., a wholly-owned subsidiary of the Real Return Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary participates in the same investment goals as the Real Return Fund. The Subsidiary pursues its investment goal by investing in commodities, commodities-related instruments, derivatives and other investments. The Subsidiary (unlike the Real Return Fund) may invest without limitation in these instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Real Return Fund. The portion of the Real Return Fund’s or Subsidiary’s assets exposed to any particular commodity, derivative or other investment will vary based on market conditions, but from time to time some exposure could be substantial. To the extent of the Real Return Fund’s investment through the Subsidiary, it will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests. As of October 31, 2009, the Real Return Fund held $345,511,230 in the Subsidiary, representing 21.52% of the Real Return Fund’s net assets. The accompanying consolidated financial statements of the Real Return Fund include all assets,

OLD WESTBURY FUNDS, INC. NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2009

liabilities, revenues and expenses of the Real Return Fund and its wholly-owned Subsidiary. All material intercompany accounts and transactions have been eliminated.

3.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Corporation in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the U.S. (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards.

A. Valuation of Investments. Securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the exchange on the business day as of which such value is being determined, and securities listed on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). If there has been no sale on such day, the security is valued at the mean of the closing bid and asked prices. If no bid or asked prices are quoted, or if events or circumstances that could materially affect the value of such Funds’ securities have occurred, then the security is valued at a fair value determined in accordance with procedures approved by the Board. Securities traded on more than one national securities exchange are valued at the last sale price on the exchange representing the principal market for such securities. Investments in open-end investment companies are valued at net asset value.

Securities traded in the over-the-counter market are valued at the mean of the current bid and asked prices from such sources as the Board deems appropriate to reflect their fair value.

U.S. government obligations and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board.

All other investment assets and liabilities, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Board designed to reflect, in good faith, the fair value of such securities or other assets and liabilities. Fair value methods used by the Board include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the investments are purchased and sold.

In the event of a change in the S&P 500 Index that is greater than predetermined levels approved by the Board, the Funds may use a pricing service authorized by the Board that has been designated to determine fair value. The Funds that invest in investments that trade in non-U.S. markets may use a systematic fair valuation model provided by an independent third party vendor to value its non-U.S. investments. When these Funds use fair value pricing, the value assigned to the non-U.S. investments held by these Funds may not be the quoted or published prices of the investment on their primary markets or exchanges.

B. Foreign Currency Transaction. The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Funds denominated in a foreign currency, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

The Funds do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Foreign security and currency transactions may involve certain risks not typically associated with those of U.S. companies, including the level of governmental supervision and regulation of foreign securities markets and the possibility of political and economic instability.

OLD WESTBURY FUNDS, INC. NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2009

C. Collectibles. The Real Return Fund may invest in Collectibles, which are rare objects collected by investors. They can include stamps, coins, books, oriental rugs, antiques, sports and other memorabilia, photographs, art and wine. Collectibles are generally expected to rise in value during inflationary periods when investors are trying to move to assets viewed as an inflation hedge. Generally, collectibles can be expected to drop in value during periods of low inflation. Collectible trading for profit is subject to certain risks and other considerations, including that collectibles: (i) have limited buying and selling markets; (ii) are often bought and sold at auction and subject to buyer and/or seller premiums; (iii) experience periods of high and low demand; (iv) must be insured, physically held and properly maintained; (v) may need to have their authenticity and provenance verified from time to time; and (vi) may not have accurate market valuations available. The values of the collectible coins and sets of coins held by the Real Return Fund are appraised on a quarterly basis by an independent professional coin appraiser who uses market auction data to determine each coin’s and set of coins current value. Between these quarterly appraisals, each coin and set of coins is valued weekly via information in the Coin Dealer Newsletter based on the price movement of a basket of like coins identified by the Advisor. The Real Return Fund does not currently intend to invest more than 5% of its total assets in Collectibles. As of October 31, 2009, the Real Return Fund held $51,837,618, or 3.23% of net assets, in Collectibles.

D. Commodities. The Real Return Fund and its Subsidiary may invest in commodities. Commodities are assets that have tangible properties, such as oil, agriculture products and precious metals. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Other are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional risks which subject the Fund’s investments to greater volatility than investments in traditional securities. In order to gain exposure to the commodities markets the Real Return Fund through its Subsidiary may invest directly in physical commodities in addition to indirect investments in commodities-linked or related instruments.

E. Inflation-Protected Securities. The Funds may invest in inflation-protected securities, which unlike traditional debt securities that make fixed or variable principal and interest payments, are structured to provide against the negative effects of inflation. The value of the debt securities’ principal is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury currently uses the Consumer Price Index for Urban Consumers as a measure of inflation for Treasury Inflation-Protected Securities (“TIPS”). Other inflation-protected securities may not carry a similar guarantee by their issuer. A Fund may buy TIPS that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on the changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

F. When-Issued and Delayed Delivery Securities. The Funds may purchase or sell securities that they are entitled to receive on a when-issued basis. The Funds may also purchase or sell securities on a delayed delivery basis. When-issued and delayed delivery securities involve risk that the security the Fund buys will lose value prior to its delivery. There is also a risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

G. Loan Participations and Assignments. The Global Opportunities Fund, Real Return Fund and Fixed Income Fund may invest in fixed or floating rate loans to U.S. companies, foreign entities, and U.S. subsidiaries of foreign entities made by one or more financial institutions. The rate of interest on a fixed-rate loan is generally a set amount. The rate of interest payable on floating rate loans is the sum of a base lending rate plus a specified spread. Base lending rates are generally LIBOR, the CD rate of a designated U.S. bank, the prime rate of a designated U.S. bank, the Federal Funds rate, or another base lending rate used by commercial lenders. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower. A Fund may invest in loans that are investment grade, below investment grade (“junk”), or not rated by any nationally recognized statistical ratings organization. Loans that are rated lower than investment grade entail default and other risks greater than those associated with higher-rated loans. Generally, the lower the rating category, the riskier the investment. Typically, a Fund’s investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

OLD WESTBURY FUNDS, INC. NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2009

Currently, the Global Opportunities Fund intends to invest in loans that are below investment grade and, to a lesser extent, unrated loans. The Global Opportunities Fund’s investments in loans are expected in most instances to be in the form of assignments.

Generally, when a Fund purchases an assignment of a loan from a lender it will step into the shoes of the lender and acquire direct rights against the borrower on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. The assignability of certain obligations may be restricted by the governing documentation as to the nature of the assignee such that the only way in which a Fund may acquire an interest in a loan is by purchasing a participation of interest and not an assignment. The Fund may have difficulty disposing of assignments and participation interests given these limitations and other factors.

H. Credit Enhancement. Certain obligations held by the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; and third party insurance (i.e., AMBAC and FGIC).

I. Restricted and Illiquid Securities. The Funds may purchase securities which are subject to legal or contractual delays, restrictions, and costs on resale. Because of time limitations, the Funds might not be able to dispose of these securities at reasonable prices or at times advantageous to the Fund. Each Fund intends to limit the purchase of securities which have not been determined by the Adviser to be liquid, together with other securities considered to be illiquid, including repurchase agreements providing for settlement in more than seven days after notice, to not more than 15% of its net assets.

J. Security Transactions and Related Investment Income. Security transactions are accounted for no later than the first net asset value calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Funds are informed of the dividends. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is recognized on an accrual basis for each of the Funds and includes where applicable, the amortization of premiums and accretion of discounts.

K. Interest Expense. When cash balances are overdrawn, the Funds are charged by Bessemer Trust Company an overdraft fee equal to 2.25% above the federal funds rate on outstanding balances. Citibank, N.A. charges 2.00% above the London InterBank Offered Rate for any overdrawn cash balances. These amounts, if any, are included in “interest expense” in the Statements of Operations. When counterparties post cash collateral with respect to various swap transactions, the Fund invests the collateral and receives interest income and pays interest expense.

L. Distributions to Shareholders. Distributions from net investment income, if any, generally are declared and paid semi-annually for the Global Opportunities Fund, Real Return Fund, Fixed Income Fund and Municipal Bond Fund and at least annually for the U.S. Large Cap Fund, Global Small & Mid Cap Fund and Non-U.S. Large Cap Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

M. Expenses. Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to each Fund on the basis of relative net assets or another reasonable basis.

N. Recent Accounting Pronouncement: In June 2009, amended guidance was issued by the Financial Accounting Standards Board for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Funds financial statements and disclosures, if any, is currently being assessed.

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2009

4.	Derivative Instruments:

The Funds may engage in various portfolio investment strategies both to increase the return of the Funds and to economically hedge, or protect, their exposure to interest rate movements and movements in the securities or commodities markets or for speculative purposes. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or commodity or if the counterparty does not perform under the contract. The Funds may mitigate counterparty risk through master netting agreements included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement between a Fund and each of its counterparties. The ISDA Master Agreement allows each Fund to offset with its counterparty certain derivative financial instruments’ payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $1,000,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance.

The Funds’ maximum risk of loss from counterparty credit risk on over-the counter derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds. For over-the counter purchased options, the Funds bear the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Written options by the Funds do not give rise to counterparty credit risk, as written options obligate the Funds to perform and not the counterparty. Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty. All derivatives in a net liability position are fully collateralized. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

The Funds are subject to credit risk, equity price risk, commodity risk and foreign currency exchange risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below.

For open derivative instruments, please see the Schedules of Portfolio Investments or details below:

Fair values of derivative instruments as of 10/31/09:

	Values of Derivative Instruments as of October 31, 2009

	Derivatives Asset		Derivatives Liabilities

Global Small & Mid CapFund	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value

Equity contracts	Investments, at value	$2,055,450	Variation margin	$8,301,420
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	3,375,988	Unrealized depreciation on foreign currency exchange contracts	119,540

Total		$5,431,438		$8,420,960

Global Opportunities Fund	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value

Interest rate contracts			Unrealized depreciation on swaps	$121,967
Equity contracts	Unrealized appreciation on swaps	$2,519,112	Unrealized depreciation on swaps	3,900,943
			Variation Margin	3,076,834
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	15,974,292	Unrealized depreciation on foreign currency exchange contracts	14,574,980

Total		$18,493,404		$21,674,724

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2009

	Values of Derivative Instruments as of October 31, 2009

Real Return Fund	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value

Equity contracts	Investments, at value	$4,421,100
Commodity contracts	Unrealized appreciation on swaps	41,752,197	Unrealized depreciation on swaps	3,668,164
			Written options contracts, at value	903,800
	Variation Margin	24,624,988	Variation Margin	23,199,275

	The Effect of Derivative Instruments on the Statements of Operations

	Year Ended October 31, 2009

	Net Realized Gain (Loss) from Derivatives Recognized in Income

Global Small & Mid Cap Fund	Options	Financial Futures Contracts	Swaps	Foreign Currency Exchange Contracts	Total

Equity Contracts	$(19,611,913)	$—	$—	$—	$(19,611,913)
Foreign Currency Exchange Contracts	—	—	—	19,232,290	19,232,290

Total	$(19,611,913)	$—	$—	$19,232,290	$(379,623)

Global Opportunities Fund	Options	Financial Futures Contracts	Swaps	Foreign Currency Exchange Contracts	Total

Interest Rate Contracts	$—	$—	$50,160	$—	$50,160
Equity Contracts	(5,026,945)	3,321,741	4,576,897	—	2,871,693
Foreign Currency Exchange Contracts	—	—	—	21,563,798	21,563,798

Total	$(5,026,945)	$3,321,741	$4,627,057	$21,563,798	$24,485,651

Real Return Fund

Commodity Contracts	$804,093	$6,539,514	$87,580,093	$0	$94,923,700
Foreign Currency Exchange Contracts	—	—	—	(497,171)	(497,171)

Total	$804,093	$6,539,514	$87,580,093	$(497,171)	$94,426,529

	Net Change in Unrealized Appreciation/Depreciation

	on Derivatives Recognized in Income

Global Small & Mid Cap Fund	Options	Financial Futures Contracts	Swaps	Foreign Currency Exchange Contracts	Total

Equity Contracts	$(2,286,092)	$(8,316,318)	$—	$—	$(10,602,410)
Foreign Currency Exchange Contracts	—	—	—	3,314,381	3,314,381

Total	$(2,286,092)	$(8,316,318)	$—	$3,314,381	$(7,288,029)

Global Opportunities Fund	Options	Financial Futures Contracts	Swaps	Foreign Currency Exchange Contracts	Total

Interest Rate Contracts	$—	$—	$(121,967)	$—	$(121,967)
Equity Contracts	62,903,011	(3,671,507)	(2,201,880)	—	57,029,624
Foreign Currency Exchange Contracts	—	—	—	(52,823,239)	(52,823,239)

Total	$62,903,011	$(3,671,507)	$(2,323,847)	$(52,823,239)	$4,084,418

Real Return Fund

Commodity Contracts	$2,385,400	$1,425,713	$(64,265,038)	$—	$(60,453,925)
Foreign Currency Exchange Contracts	—	—	—	(77,892)	(77,892)

Total	$2,385,400	$1,425,713	$(64,265,038)	$(77,892)	$(60,531,817)

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2009

For the year ended October 31, 2009 the average volume of derivative activities were as follows:

	Purchased Options	Written Options	Futures Long Position	Futures Short Position	Forward Currency Contracts Purchased	Forward Currency Contracts Sold

	(Cost $)	(Premium Received $)	(Contracts)	(Contracts)	(Contracts)	(Contracts)

Global Small & Mid Cap Fund	$2,760,323	$—	573	—	5	3
Global Opportunities Fund	1,276,817	—	792	—	182	146
Real Return Fund	1,102,071,454	1,063,822,370	6,527	1,114	—	—

	Interest Rate Swaps	Equity Swaps	Index Swaps as buyer	Index Swaps as writer

	(Notional Amount in US$)	(Notional Amount in US$)	(Notional Amount in US$)	(Notional Amount in US$)

Global Opportunities Fund	$4,336,120	$1,774,949	$—	$—
Real Return Fund	—	—	193,578,184	168,830,118

A. Futures Contracts. The Funds may purchase or sell futures contracts and options on financial futures contracts to gain exposure to, or hedge against, changes in the value of equity securities (equity risk), interest rates (interest rate risk) or commodity risk.

Futures contracts are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the contract at the close of the last trading day and the price at which the contract was originally written. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the underlying security. The Funds recognize a gain or loss equal to the variation margin. These futures contracts permit the Funds to meet their objectives at a lower cost than investing directly in the underlying securities or commodities, while permitting the equivalent of an investment in a portfolio of the underlying securities or commodities. The potential risk to the Funds is that the change in value of the underlying securities or commodities may not correlate to the change in value of the contracts. Listed futures contracts involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade.

B. Forward Foreign Currency Exchange Contracts. The Funds (except Municipal Bond Fund) may enter into forward foreign currency contracts (“Forwards”) to hedge their exposure to changes in foreign currency exchange rates on foreign portfolio holdings (foreign currency exchange risk). In addition, certain Funds may use Forwards to provide exposure to the foreign currency market. A Forward is an agreement between two parties to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Forward is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation until the contract settlement date. The market value of the Forward is determined using the forward rate for the remainder of the outstanding period of the contract, through the delivery date. When the Forward is closed or settled, the Fund records a realized gain or loss equal to the fluctuation in rates during the period the Forward was open. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts, or if the foreign currency rates change unfavorably.

In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or seller, is the unrealized loss of the contract.

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2009

As of October 31, 2009, the Global Small & Mid Cap Fund had the following open Forwards:

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation/ (Depreciation)

Canadian Dollar	50,398,000	U.S. Dollar	45,992,809	12/02/09	$584,346
Australian Dollar	3,225,844	Japanese Yen	250,000,000	12/03/09	116,542
Australian Dollar	38,693,701	U.S. Dollar	32,239,204	12/08/09	2,459,511
Brazil Real	5,030,181	Japanese Yen	250,000,000	01/05/10	40,203
Canadian Dollar	3,004,354	Japanese Yen	250,000,000	01/05/10	(1,829)
Japanese Yen	16,283,046	Norway Krones	250,000,000	01/05/10	57,675

					$3,256,448

As of October 31, 2009, the Global Opportunities Fund had the following open Forwards:

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation/ (Depreciation)

Euro	3,757,689	U.S. Dollar	5,492,840	11/04/09	$37,097
U.S. Dollar	5,351,802	Euro	3,757,689	11/04/09	(178,135)
United Kingdom Pound	2,032,043	U.S. Dollar	3,439,599	11/05/09	(104,629)
Japanese Yen	478,350,000	U.S. Dollar	5,000,000	11/10/09	(314,414)
U.S. Dollar	5,446,293	Japanese Yen	519,990,250	11/10/09	330,740
Euro	3,250,000	U.S. Dollar	4,647,808	11/12/09	134,913
Brazil Real	18,675,000	Japanese Yen	960,020,000	11/16/09	(102,093)
Brazil Real	9,292,500	U.S. Dollar	5,000,000	11/16/09	256,519
Australian Dollar	5,979,502	U.S. Dollar	5,000,000	11/17/09	373,414
Hong Kong Dollar	26,638,400	U.S. Dollar	3,437,013	11/17/09	483
Japanese Yen	320,604,000	U.S. Dollar	3,361,193	11/17/09	200,809
Singapore Dollar	2,828,520	U.S. Dollar	1,960,098	11/17/09	57,676
Swiss Franc	1,103,390	U.S. Dollar	1,031,620	11/17/09	44,051
U.S. Dollar	3,437,013	Japanese Yen	320,604,000	11/17/09	(124,989)
Brazil Real	9,357,500	U.S. Dollar	5,000,000	11/18/09	291,103
Euro	1,160,000	Japanese Yen	149,263,000	11/18/09	48,678
Japanese Yen	140,412,200	Euro	1,160,000	11/18/09	(147,013)
Japanese Yen	124,961,400	U.S. Dollar	1,314,000	11/18/09	74,364
U.S. Dollar	1,314,000	Japanese Yen	131,708,790	11/18/09	(149,330)
Australian Dollar	12,023,638	U.S. Dollar	10,000,000	11/25/09	796,850
Brazil Real	27,919,500	U.S. Dollar	15,000,000	11/25/09	764,021
Indonesian Rupiah	101,600,000,000	U.S. Dollar	10,000,000	11/25/09	586,384
Australian Dollar	2,600,000	U.S. Dollar	2,157,116	11/27/09	177,167
Norway Krones	167,925,000	U.S. Dollar	27,926,290	11/27/09	1,370,391
Singapore Dollar	2,900,000	U.S. Dollar	2,010,307	11/30/09	58,195
U.S. Dollar	1,535,218	New Zealand Dollar	2,501,782	11/30/09	(256,017)
U.S. Dollar	1,530,198	New Zealand Dollar	2,486,711	11/30/09	(250,247)
U.S. Dollar	869,910	New Zealand Dollar	1,415,319	11/30/09	(143,435)
Brazil Real	37,996,000	U.S. Dollar	20,000,000	12/01/09	1,428,331
U.S. Dollar	1,072,523	Mexican Peso	14,530,000	12/01/09	(23,322)
U.S. Dollar	652,433	New Zealand Dollar	1,072,604	12/02/09	(115,414)
U.S. Dollar	2,563,150	New Zealand Dollar	4,147,492	12/02/09	(405,922)
U.S. Dollar	218,914	New Zealand Dollar	353,961	12/02/09	(34,476)
Chinese Yuan	6,308,000	Euro	684,897	12/04/09	(84,316)
Chinese Yuan	5,006,000	U.S. Dollar	684,815	12/04/09	48,088
U.S. Dollar	26,442,635	Japanese Yen	2,447,525,000	12/08/09	(753,521)
Chinese Yuan	2,872,600	U.S. Dollar	407,461	12/14/09	13,057

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2009

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation/ (Depreciation)

Chinese Yuan	5,761,499	U.S. Dollar	814,922	12/14/09	$28,500
Chinese Yuan	5,763,917	U.S. Dollar	817,577	12/15/09	26,190
Chinese Yuan	5,783,784	U.S. Dollar	817,577	12/15/09	29,098
Chinese Yuan	6,294,886	U.S. Dollar	894,478	12/16/09	27,007
Chinese Yuan	1,972,859	U.S. Dollar	279,047	12/17/09	9,750
Canadian Dollar	3,575,345	U.S. Dollar	3,351,907	12/18/09	(47,582)
Chinese Yuan	5,933,563	U.S. Dollar	837,140	12/18/09	31,433
Indian Rupee	11,219,513	New Zealand Dollar	407,538	12/18/09	(53,319)
Indonesian Rupiah	2,828,719,176	New Zealand Dollar	407,538	12/18/09	1,961
Chinese Yuan	1,612,872	U.S. Dollar	230,082	12/21/09	6,008
Chinese Yuan	1,897,016	U.S. Dollar	272,560	12/22/09	5,119
Malaysian Ringgit	17,700,000	U.S. Dollar	5,100,865	01/05/10	71,650
Malaysian Ringgit	2,445,987	U.S. Dollar	688,622	01/11/10	26,007
U.S. Dollar	2,406,724	Euro	1,741,000	01/11/10	(154,761)
U.S. Dollar	1,540,957	Euro	1,111,000	01/11/10	(93,626)
Euro	1,086,750	U.S. Dollar	1,601,750	01/13/10	(2,859)
Indonesian Rupiah	93,700,000,000	U.S. Dollar	10,000,000	01/13/10	(337,965)
Philippines Peso	58,505,000	U.S. Dollar	1,255,472	01/13/10	(36,675)
Philippines Peso	19,573,000	U.S. Dollar	418,674	01/13/10	(10,922)
U.S. Dollar	5,223,002	Japanese Yen	462,301,000	01/13/10	84,766
U.S. Dollar	6,758,548	South African Rand	51,000,000	01/13/10	321,327
Indian Rupee	461,800,000	U.S. Dollar	10,000,000	01/14/10	(222,627)
Philippines Peso	21,239,000	U.S. Dollar	456,262	01/15/10	(13,896)
Philippines Peso	12,113,000	U.S. Dollar	260,719	01/15/10	(8,429)
U.S. Dollar	1,356,361	Euro	971,000	01/15/10	(72,219)
Brazil Real	9,685,000	U.S. Dollar	5,583,742	01/19/10	(173,624)
Indonesian Rupiah	101,200,000,000	U.S. Dollar	10,765,957	01/19/10	(344,410)
Norway Krones	31,660,000	U.S. Dollar	5,663,685	01/19/10	(152,379)
Philippines Peso	30,247,000	U.S. Dollar	651,791	01/19/10	(22,069)
Philippines Peso	7,579,000	U.S. Dollar	162,954	01/19/10	(5,165)
U.S. Dollar	10,385,313	Japanese Yen	940,738,000	01/19/10	(70,912)
Indian Rupee	484,300,000	U.S. Dollar	10,505,423	01/20/10	(256,881)
Brazil Real	19,205,000	U.S. Dollar	10,893,364	01/25/10	(179,600)
Indian Rupee	484,100,000	U.S. Dollar	10,388,412	01/25/10	(148,436)
Indonesian Rupiah	100,400,000,000	U.S. Dollar	10,579,557	01/25/10	(254,110)
Malaysian Ringgit	35,185,000	U.S. Dollar	10,393,466	01/25/10	(119,271)
U.S. Dollar	15,517,355	Japanese Yen	1,413,600,000	01/25/10	(195,307)
U.S. Dollar	30,000,004	Euro	19,990,937	01/26/10	589,845
U.S. Dollar	1,427,534	Euro	999,800	01/27/10	(43,339)
U.S. Dollar	5,000,000	South African Rand	37,920,000	01/27/10	226,040
Chilean Unidad de Fomento	411,630,000	U.S. Dollar	651,726	01/28/10	128,601
U.S. Dollar	15,000,000	Euro	10,031,130	01/28/10	242,587
Chilean Unidad de Fomento	400,710,000	U.S. Dollar	635,836	01/29/10	123,811
Chilean Unidad de Fomento	124,780,000	U.S. Dollar	198,694	01/29/10	37,858
Chilean Unidad de Fomento	546,720,000	U.S. Dollar	874,262	01/29/10	162,183
Singapore Dollar	2,452,000	U.S. Dollar	1,759,346	01/29/10	(11,046)
Singapore Dollar	9,809,000	U.S. Dollar	7,074,771	01/29/10	(80,859)

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2009

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation/ (Depreciation)

Singapore Dollar	2,454,000	U.S. Dollar	1,759,316	01/29/10	$(9,591)
U.S. Dollar	1,076,071	Mexican Peso	14,669,000	01/29/10	(21,157)
U.S. Dollar	1,089,734	New Zealand Dollar	1,674,196	01/29/10	(103,716)
U.S. Dollar	2,453,841	Singapore Dollar	3,684,000	01/29/10	(172,887)
U.S. Dollar	1,629,458	Singapore Dollar	2,452,000	01/29/10	(118,842)
U.S. Dollar	4,087,503	Singapore Dollar	6,125,000	01/29/10	(279,682)
U.S. Dollar	1,631,009	Singapore Dollar	2,454,000	01/29/10	(118,717)
Chilean Unidad de
Fomento	198,700,000	U.S. Dollar	317,920	02/02/10	58,807
Singapore Dollar	2,457,000	U.S. Dollar	1,768,453	02/02/10	(16,616)
Singapore Dollar	983,000	U.S. Dollar	705,317	02/02/10	(4,439)
U.S. Dollar	15,000,001	Euro	10,143,702	02/02/10	77,426
U.S. Dollar	717,387	New Zealand Dollar	1,419,051	02/02/10	(293,878)
U.S. Dollar	1,635,090	Singapore Dollar	2,457,000	02/02/10	(116,748)
U.S. Dollar	654,025	Singapore Dollar	983,000	02/02/10	(46,852)
Chilean Unidad de
Fomento	372,860,000	U.S. Dollar	596,099	02/03/10	110,848
Chinese Yuan	16,160,000	U.S. Dollar	2,291,646	02/03/10	73,705
Chinese Yuan	2,696,000	U.S. Dollar	381,735	02/03/10	12,881
Singapore Dollar	3,078,000	U.S. Dollar	2,215,424	02/03/10	(20,824)
U.S. Dollar	2,043,838	Singapore Dollar	3,078,000	02/03/10	(150,762)
Mexican Peso	24,720,000	U.S. Dollar	1,634,650	02/04/10	212,807
Singapore Dollar	3,095,000	U.S. Dollar	2,217,732	02/04/10	(11,019)
U.S. Dollar	15,872,588	Brazil Real	27,967,500	02/04/10	301,234
U.S. Dollar	1,589,301	Mexican Peso	21,700,000	02/04/10	(32,456)
U.S. Dollar	224,360	Mexican Peso	3,020,000	02/04/10	(1,341)
U.S. Dollar	2,043,768	Singapore Dollar	3,095,000	02/04/10	(162,945)
Singapore Dollar	2,469,000	U.S. Dollar	1,769,170	02/05/10	(8,797)
U.S. Dollar	1,635,262	Singapore Dollar	2,469,000	02/05/10	(125,111)
Mexican Peso	15,274,000	U.S. Dollar	995,211	02/08/10	145,649
Singapore Dollar	1,945,000	U.S. Dollar	1,394,665	02/08/10	(7,916)
U.S. Dollar	763,700	Mexican Peso	10,438,633	02/08/10	(15,992)
U.S. Dollar	354,863	Mexican Peso	4,835,367	02/08/10	(6,304)
U.S. Dollar	1,291,930	Singapore Dollar	1,945,000	02/08/10	(94,820)
Singapore Dollar	2,464,000	U.S. Dollar	1,771,515	02/09/10	(14,735)
U.S. Dollar	1,636,339	Singapore Dollar	2,464,000	02/09/10	(120,441)
Singapore Dollar	976,400	U.S. Dollar	699,389	02/11/10	(3,242)
U.S. Dollar	654,586	Singapore Dollar	976,400	02/11/10	(41,561)
Chilean Unidad de
Fomento	195,520,000	U.S. Dollar	317,919	02/12/10	52,882
Malaysian Ringgit	22,100,000	U.S. Dollar	6,088,154	02/12/10	360,949
Malaysian Ringgit	3,465,966	U.S. Dollar	954,812	02/12/10	56,608
Malaysian Ringgit	1,162,274	U.S. Dollar	320,186	02/12/10	18,983
South Korean Won	1,412,000,000	U.S. Dollar	1,038,235	02/12/10	155,214
U.S. Dollar	7,336,876	Malaysian Ringgit	26,728,240	02/12/10	(462,815)
U.S. Dollar	146,392	New Zealand Dollar	281,849	02/12/10	(54,312)
Chilean Unidad de
Fomento	481,250,000	U.S. Dollar	794,798	02/16/10	117,986
Chilean Unidad de
Fomento	480,420,000	U.S. Dollar	799,368	02/17/10	111,867
U.S. Dollar	188,156	New Zealand Dollar	376,161	02/22/10	(79,507)

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2009

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation/ (Depreciation)

U.S. Dollar	3,931,974	New Zealand Dollar	7,821,710	02/23/10	$(1,633,247)
Chilean Unidad de
Fomento	339,330,000	U.S. Dollar	559,553	02/26/10	84,229
Chilean Unidad de
Fomento	484,020,000	U.S. Dollar	799,372	02/26/10	118,918
Chilean Unidad de
Fomento	242,290,000	U.S. Dollar	399,687	02/26/10	59,990
Euro	2,410,862	Polish Zloty	10,787,400	02/26/10	(151,562)
Polish Zloty	10,787,400	Euro	2,302,196	02/26/10	311,399
Swedish Krona	84,036,600	Euro	7,436,670	02/26/10	918,318
Chilean Unidad de
Fomento	241,090,000	U.S. Dollar	399,685	03/03/10	57,778
Chilean Unidad de
Fomento	391,630,000	U.S. Dollar	639,500	03/04/10	103,630
Chilean Unidad de
Fomento	245,410,000	U.S. Dollar	399,691	03/05/10	65,995
Chilean Unidad de
Fomento	231,460,000	U.S. Dollar	376,217	03/08/10	63,034
Chilean Unidad de
Fomento	245,910,000	U.S. Dollar	399,691	03/09/10	66,995
Singapore Dollar	1,535,000	U.S. Dollar	1,103,523	03/17/10	(9,254)
U.S. Dollar	997,531	Singapore Dollar	1,535,000	03/17/10	(96,738)
U.S. Dollar	307,421	Australian Dollar	451,990	03/24/10	(93,183)
Indian Rupee	27,793,000	U.S. Dollar	537,125	04/09/10	46,821
Indian Rupee	59,598,000	U.S. Dollar	1,150,985	04/12/10	100,859
Indian Rupee	40,031,000	U.S. Dollar	767,318	04/13/10	73,448
Indian Rupee	39,295,000	U.S. Dollar	767,331	04/15/10	57,828
Indian Rupee	19,629,000	U.S. Dollar	384,731	04/19/10	27,309
Indian Rupee	13,777,000	U.S. Dollar	268,558	04/19/10	20,641
Malaysian Ringgit	967,775	U.S. Dollar	267,319	04/19/10	14,429
Swedish Krona	28,478,956	Euro	2,615,292	04/19/10	173,733
Malaysian Ringgit	2,773,000	U.S. Dollar	772,273	04/20/10	35,000
Chilean Unidad de
Fomento	783,077,000	U.S. Dollar	1,334,714	04/23/10	153,253
Chilean Unidad de
Fomento	764,646,000	U.S. Dollar	1,304,500	04/26/10	148,566
Indian Rupee	27,912,000	U.S. Dollar	538,619	04/26/10	46,921
Chilean Unidad de
Fomento	604,651,000	U.S. Dollar	1,033,326	04/27/10	115,731
Chilean Unidad de
Fomento	606,821,000	U.S. Dollar	1,033,327	04/27/10	119,855
Indian Rupee	3,982,000	U.S. Dollar	76,947	04/27/10	6,580
Chilean Unidad de
Fomento	974,634,000	U.S. Dollar	1,653,323	04/28/10	198,889
Chilean Unidad de
Fomento	122,036,000	U.S. Dollar	206,666	04/28/10	25,254
Indian Rupee	19,756,000	U.S. Dollar	384,732	04/28/10	29,635
Indian Rupee	19,775,000	U.S. Dollar	384,728	04/30/10	29,972
Peruvian New Sol	2,043,000	U.S. Dollar	666,015	05/18/10	35,967
Peruvian New Sol	2,251,951	U.S. Dollar	733,535	05/18/10	40,244
Malaysian Ringgit	11,250,000	U.S. Dollar	3,217,043	05/27/10	55,006

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2009

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation/ (Depreciation)

Indian Rupee	37,818,000	U.S. Dollar	770,554	06/01/10	$20,512
Indian Rupee	1,121,000	U.S. Dollar	23,113	06/02/10	333
Indian Rupee	5,548,000	U.S. Dollar	115,583	06/03/10	450
Indian Rupee	37,033,000	U.S. Dollar	770,558	06/04/10	3,903
Indian Rupee	18,516,000	U.S. Dollar	385,268	06/07/10	1,859
Indian Rupee	7,436,000	U.S. Dollar	154,114	06/08/10	1,344
Indian Rupee	9,340,000	U.S. Dollar	193,776	06/08/10	1,487
Indian Rupee	7,542,000	U.S. Dollar	155,026	06/10/10	2,623
Indian Rupee	11,277,000	U.S. Dollar	232,515	06/11/10	3,186
Indian Rupee	7,557,000	U.S. Dollar	155,015	06/11/10	2,934
Indian Rupee	18,877,000	U.S. Dollar	387,538	06/16/10	6,856
Indian Rupee	17,195,000	U.S. Dollar	348,783	06/21/10	10,327
Indian Rupee	28,975,000	U.S. Dollar	587,728	06/22/10	17,354
Swedish Krona	43,658,433	Euro	3,981,000	06/22/10	310,803
Indian Rupee	43,847,000	U.S. Dollar	881,613	06/24/10	33,896
Indian Rupee	29,446,000	U.S. Dollar	587,745	06/25/10	27,028
Swedish Krona	12,088,000	Euro	1,086,777	06/28/10	108,857
Malaysian Ringgit	24,538,076	U.S. Dollar	6,915,056	06/29/10	216,591
Swedish Krona	8,778,000	Euro	792,167	06/29/10	74,682
Indian Rupee	29,111,000	U.S. Dollar	587,745	07/09/10	19,360
Indian Rupee	29,134,000	U.S. Dollar	587,735	07/09/10	19,850
Malaysian Ringgit	1,928,282	U.S. Dollar	542,368	07/09/10	17,936
Indian Rupee	14,708,000	U.S. Dollar	293,866	07/12/10	12,794
Indian Rupee	17,688,000	U.S. Dollar	352,646	07/12/10	16,147
Malaysian Ringgit	3,920,421	U.S. Dollar	1,103,722	07/12/10	35,365
Malaysian Ringgit	7,893,000	U.S. Dollar	2,207,369	07/12/10	85,959
Malaysian Ringgit	1,832,000	U.S. Dollar	510,377	07/13/10	21,902
Malaysian Ringgit	1,905,000	Euro	379,293	07/16/10	(3,911)
Malaysian Ringgit	623,000	U.S. Dollar	173,152	07/16/10	7,846
Indian Rupee	3,943,000	U.S. Dollar	78,860	07/19/10	3,306
Indian Rupee	3,943,000	U.S. Dollar	78,860	07/20/10	3,299
Malaysian Ringgit	2,151,000	Euro	427,439	07/20/10	(3,227)
Malaysian Ringgit	983,000	U.S. Dollar	275,288	07/20/10	10,274
Malaysian Ringgit	2,765,000	Euro	549,440	07/23/10	(4,167)
Malaysian Ringgit	1,195,000	U.S. Dollar	337,475	07/23/10	9,650
Malaysian Ringgit	2,765,000	Euro	547,731	07/27/10	(1,703)
Malaysian Ringgit	1,257,000	U.S. Dollar	354,085	07/27/10	11,018
U.S. Dollar	2,672,075	New Zealand Dollar	4,152,409	07/30/10	(242,381)
U.S. Dollar	2,657,153	New Zealand Dollar	4,136,612	08/03/10	(245,109)
U.S. Dollar	1,039,598	New Zealand Dollar	1,619,311	08/03/10	(96,517)
U.S. Dollar	523,814	New Zealand Dollar	815,909	08/04/10	(48,576)
U.S. Dollar	1,047,083	New Zealand Dollar	1,638,885	08/04/10	(102,654)
U.S. Dollar	2,682,623	New Zealand Dollar	4,107,995	08/05/10	(199,011)
U.S. Dollar	4,819,954	New Zealand Dollar	7,452,000	08/05/10	(407,399)
U.S. Dollar	794,310	New Zealand Dollar	1,218,640	08/05/10	(60,530)
U.S. Dollar	1,051,360	New Zealand Dollar	1,608,778	08/06/10	(77,041)
U.S. Dollar	522,889	New Zealand Dollar	802,901	08/06/10	(40,268)
U.S. Dollar	1,043,655	New Zealand Dollar	1,587,404	08/09/10	(69,436)
U.S. Dollar	1,048,906	New Zealand Dollar	1,594,567	08/09/10	(69,208)
U.S. Dollar	1,034,089	New Zealand Dollar	1,569,298	08/09/10	(66,306)
Polish Zloty	11,489,000	Euro	2,734,369	08/11/10	(121,315)
U.S. Dollar	522,151	New Zealand Dollar	786,218	08/11/10	(29,042)

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2009

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation/ (Depreciation)

U.S. Dollar	521,895	New Zealand Dollar	785,832	08/11/10	$(29,027)
U.S. Dollar	1,136,899	New Zealand Dollar	1,748,000	08/12/10	(88,451)
U.S. Dollar	964,111	New Zealand Dollar	1,475,981	08/12/10	(70,554)
U.S. Dollar	525,122	New Zealand Dollar	809,000	08/13/10	(41,934)
U.S. Dollar	563,065	New Zealand Dollar	853,000	08/16/10	(34,661)
Brazil Real	1,066,000	Japanese Yen	51,772,422	08/17/10	(7,016)
Israel Shekel	2,887,000	U.S. Dollar	761,862	08/17/10	7,603
U.S. Dollar	1,560,892	Japanese Yen	148,060,000	08/17/10	(89,920)
Brazil Real	788,000	Japanese Yen	37,942,200	08/18/10	(1,623)
U.S. Dollar	780,450	Japanese Yen	73,573,000	08/18/10	(39,877)
Brazil Real	1,182,000	Japanese Yen	55,561,092	08/19/10	12,491
Israel Shekel	1,444,000	U.S. Dollar	379,900	08/19/10	4,965
Israel Shekel	1,444,000	U.S. Dollar	380,952	08/19/10	3,913
Israel Shekel	289,000	U.S. Dollar	76,133	08/19/10	894
U.S. Dollar	778,401	Japanese Yen	73,232,000	08/19/10	(38,139)
Indian Rupee	27,858,000	U.S. Dollar	557,829	08/20/10	21,222
Israel Shekel	1,108,000	U.S. Dollar	289,893	08/20/10	5,419
Norway Krones	10,525,000	Euro	1,198,774	08/20/10	51,742
U.S. Dollar	778,394	Japanese Yen	73,510,000	08/20/10	(41,262)
U.S. Dollar	779,556	Japanese Yen	73,417,000	08/20/10	(39,063)
Indian Rupee	7,438,000	U.S. Dollar	148,760	08/23/10	5,808
Indian Rupee	16,704,000	U.S. Dollar	334,682	08/23/10	12,442
Israel Shekel	1,890,900	U.S. Dollar	495,883	08/23/10	8,091
Norway Krones	10,525,000	Euro	1,200,018	08/23/10	49,669
U.S. Dollar	1,559,110	Japanese Yen	146,685,000	08/23/10	(76,562)
U.S. Dollar	1,559,108	Japanese Yen	145,609,000	08/23/10	(64,566)
U.S. Dollar	1,559,108	Japanese Yen	146,373,000	08/24/10	(73,117)
U.S. Dollar	1,559,111	Japanese Yen	145,886,000	08/24/10	(67,684)
U.S. Dollar	950,994	New Zealand Dollar	1,442,254	08/24/10	(58,871)
U.S. Dollar	779,553	Japanese Yen	72,553,000	08/25/10	(29,511)
U.S. Dollar	959,298	New Zealand Dollar	1,435,000	08/27/10	(45,199)
Brazil Real	789,000	Japanese Yen	36,864,447	08/31/10	9,621
Indian Rupee	17,072,000	U.S. Dollar	342,124	09/01/10	12,396
U.S. Dollar	779,552	Japanese Yen	72,717,000	09/01/10	(31,452)
Brazil Real	1,183,000	Japanese Yen	54,698,371	09/02/10	20,538
U.S. Dollar	779,552	Japanese Yen	71,955,000	09/02/10	(22,969)
Norway Krones	10,525,000	Euro	1,197,779	09/07/10	51,732
U.S. Dollar	1,169,328	Japanese Yen	108,371,000	09/09/10	(39,509)
U.S. Dollar	1,169,327	Japanese Yen	107,999,000	09/10/10	(35,385)
U.S. Dollar	999,009	Japanese Yen	91,705,000	09/10/10	(23,946)
U.S. Dollar	832,510	Japanese Yen	76,178,000	09/13/10	(17,293)
Brazil Real	1,775,000	Japanese Yen	82,763,457	09/15/10	20,167
U.S. Dollar	666,007	Japanese Yen	60,608,000	09/15/10	(10,131)
U.S. Dollar	666,004	Japanese Yen	59,937,000	09/15/10	(2,649)
U.S. Dollar	999,004	Japanese Yen	90,271,000	09/15/10	(8,052)
U.S. Dollar	999,011	Japanese Yen	89,901,000	09/16/10	(3,937)
U.S. Dollar	333,006	Japanese Yen	30,137,000	09/16/10	(3,207)
U.S. Dollar	378,247	Euro	256,900	09/20/10	927
U.S. Dollar	666,000	Japanese Yen	60,273,000	09/21/10	(6,480)
U.S. Dollar	333,006	Japanese Yen	29,884,000	09/21/10	(416)
U.S. Dollar	2,456,800	Euro	1,675,590	09/23/10	(4,152)
U.S. Dollar	1,091,627	Euro	737,287	09/24/10	8,776

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2009

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation/ (Depreciation)

U.S. Dollar	337,212	Japanese Yen	30,516,000	09/24/10	$(3,282)
U.S. Dollar	33,726	Japanese Yen	3,035,000	09/27/10	(140)
U.S. Dollar	210,057	Japanese Yen	18,903,000	09/28/10	(877)
U.S. Dollar	350,094	Japanese Yen	31,505,000	09/29/10	(1,469)
Philippines Peso	28,921,000	U.S. Dollar	597,850	10/04/10	(4,873)
Philippines Peso	36,054,000	U.S. Dollar	747,295	10/04/10	(8,067)
Philippines Peso	43,117,000	U.S. Dollar	896,764	10/05/10	(12,759)
Philippines Peso	43,106,000	U.S. Dollar	896,753	10/05/10	(12,973)
Philippines Peso	11,388,000	U.S. Dollar	239,143	10/06/10	(5,671)
Philippines Peso	35,386,000	U.S. Dollar	747,297	10/07/10	(21,859)
Philippines Peso	14,127,000	U.S. Dollar	298,915	10/08/10	(9,313)
Philippines Peso	28,316,000	U.S. Dollar	597,838	10/08/10	(17,365)
Philippines Peso	14,164,000	U.S. Dollar	298,919	10/08/10	(8,560)
Philippines Peso	28,370,000	U.S. Dollar	597,848	10/08/10	(16,268)
Malaysian Ringgit	2,445,987	U.S. Dollar	709,722	10/12/10	(485)
Philippines Peso	8,431,000	U.S. Dollar	179,345	10/12/10	(6,540)
Malaysian Ringgit	5,102,016	U.S. Dollar	1,502,228	10/13/10	(22,883)
Philippines Peso	25,154,000	U.S. Dollar	538,053	10/13/10	(22,511)
Philippines Peso	14,058,000	U.S. Dollar	298,916	10/13/10	(10,791)
Philippines Peso	9,839,000	U.S. Dollar	209,340	10/13/10	(7,686)
Chinese Yuan	6,301,191	Euro	639,876	10/15/10	(10,399)
Philippines Peso	4,585,000	U.S. Dollar	97,761	10/15/10	(3,798)
Chinese Yuan	6,331,922	Euro	641,046	10/18/10	(7,458)
Philippines Peso	15,226,000	U.S. Dollar	325,892	10/18/10	(13,896)
Chinese Yuan	8,487,104	Euro	856,785	10/19/10	(6,338)
Malaysian Ringgit	9,854,250	U.S. Dollar	2,931,068	10/19/10	(74,178)
Philippines Peso	7,672,000	U.S. Dollar	162,957	10/19/10	(5,756)
Chinese Yuan	5,244,000	U.S. Dollar	794,726	10/21/10	(21,220)
Philippines Peso	15,399,000	U.S. Dollar	325,905	10/21/10	(10,404)
Philippines Peso	30,667,000	U.S. Dollar	651,796	10/21/10	(23,478)
Philippines Peso	44,789,000	U.S. Dollar	939,958	10/25/10	(22,461)
Philippines Peso	29,828,000	U.S. Dollar	626,639	10/25/10	(15,616)
Philippines Peso	14,923,000	U.S. Dollar	313,311	10/25/10	(7,615)
Indian Rupee	12,846,000	U.S. Dollar	270,215	10/26/10	(4,582)
Indian Rupee	38,497,000	U.S. Dollar	810,668	10/26/10	(14,618)
Norway Krones	32,943,000	Euro	3,896,274	10/26/10	(66,508)
Philippines Peso	38,730,000	U.S. Dollar	814,629	10/26/10	(21,250)
Indian Rupee	19,137,000	U.S. Dollar	405,342	10/27/10	(9,622)
Philippines Peso	11,971,000	U.S. Dollar	250,649	10/28/10	(5,425)

					$1,399,312

C. Swap Agreements. The Funds may enter into swap agreements, which are agreements to exchange the return generated by one security, currency, commodity or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. Payments received or made by the Fund at the expiration or other termination of the swap agreements are recorded in the accompanying Statements of Operations as realized gains or losses, respectively. Swap agreements are marked-to-market daily based on dealer-supplied valuations, and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon the termination of the swap agreement. Risks may exceed amounts recognized on the Statements of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2009

respect to the swap agreements. Details of swap agreements open at period end are included in the Portfolios of Investments under the caption “Swap Agreements”.

The primary difference in risks associated with over-the-counter contracts and exchange-traded contracts is credit and liquidity risks. Over-the-counter contracts contain credit risk for unrealized gains from various counterparties for the duration of the contract. The credit risk related to exchange-traded contracts is minimal because the exchanges ensure that their contracts are always honored.

When counterparties post cash collateral with respect to various swap transactions, the Fund invests the collateral and receives interest income and pays interest expense to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in a Fund’s overall expenses and expense ratio.

D. Options. The Funds may purchase and write (sell) put and call options on equity securities and stock index futures in order to gain exposure to or to protect against changes in the market.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by a Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Fund enters into a closing transaction), a Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When a Fund writes a call option, such option is “covered,” meaning that a Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Fund bears the market risk of an unfavorable change in the price of the underlying security or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

The Fund may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, the Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer).

A summary of the Global Opportunities Fund written option transactions for the period is as follows:

	Number of Options Contracts	Premiums Received

Contracts outstanding at October 31, 2008	10,452	$20,569,754
Options terminated in closing purchase transactions	(5,272)	(18,682,357)
Options expired	(3,870)	(1,202,460)
Options exercised	(1,310)	(684,937)

Contracts outstanding at October 31, 2009	—	$—

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2009

A summary of the Real Return Fund written option transactions for the period is as follows:

	Number of Options Contracts	Premiums Received

Contracts outstanding at October 31, 2008	—	$—
Options written	128,000	4,252,739,480
Options terminated in closing purchase transactions	(123,000)	(4,249,450,280)

Contracts outstanding at October 31, 2009	5,000	$3,289,200

5.          Fair Value Measurements:

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 - quoted prices in active markets for identical securities.

• Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 - significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value the Funds’ investments as of October 31, 2009 is as follows:

	Level 1 Quoted Prices		Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs	Total

Investments in Securities Assets:
U.S. Large Cap Fund
Equity Securities	$396,301,819	(a)	$—		$—	$396,301,819
Investment Company	9,245,000		—		—	9,245,000

Total	$405,546,819		$—		$—	$405,546,819

Non U.S. Large Cap Fund
Equity Securities	$1,981,660,264	(a)	$632,862	(b)	$—	$1,982,293,126
Investment Company	43,503,800		—		—	43,503,800

Total	$2,025,164,064		$632,862		$—	$2,025,796,926

Global Small & Mid Cap Fund
Equity Securities:
Australia	$55,543,226		$268,411		$251,310	$56,062,947
Austria	9,152,779		—		—	9,152,779
Bahamas	18,480					18,480
Belgium	9,379,171		—		—	9,379,171
Bermuda	15,283,671		—		—	15,283,671
Brazil	22,952,371		—			22,952,371
Canada	78,909,215		4		—	78,909,219
Cayman Islands	245,892		—		—	245,892
Chile	3,792,378		—		—	3,792,378

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2009

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

China	$9,848,020	$—	$—	$9,848,020
Cyprus	393,563	—	—	393,563
Denmark	8,498,979	—	13,921	8,512,900
Egypt	27,199,770	—	—	27,199,770
Finland	18,645,616	—	—	18,645,616
France	82,855,418	—	5,803	82,861,221
Germany	32,850,149	—	—	32,850,149
Greece	12,535,871	—	—	12,535,871
Hong Kong	29,295,963	—	177,570	29,473,533
Hungary	1,795,936	—	—	1,795,936
India	19,996,877	—	—	19,996,877
Indonesia	4,864,113	—	—	4,864,113
Ireland	5,960,643	—	—	5,960,643
Israel	56,049,135	—	—	56,049,135
Italy	20,886,691	—	13,061	20,899,752
Japan	155,898,602	—		155,898,602
Liechtenstein	138,532	—	—	138,532
Luxembourg	1,378,103	—	—	1,378,103
Malaysia	7,443,048	56,774	—	7,499,822
Mexico	8,436,892	—	6,419	8,443,311
Monaco	40,283	—	—	40,283
Netherlands	18,467,441	—	—	18,467,441
New Zealand	3,212,700	—	—	3,212,700
Norway	10,122,500	—	—	10,122,500
Peru	106,740	—	—	106,740
Philippines	1,840,686	—	—	1,840,686
Poland	5,648,545	—	—	5,648,545
Portugal	6,189,436	—	—	6,189,436
Puerto Rico	45,857	—	—	45,857
Singapore	9,009,194	—	1,658	9,010,852
South Africa	18,692,813	—	—	18,692,813
South Korea	17,355,392	—	—	17,355,392
Spain	19,618,225	43,506		19,661,731
Sweden	15,047,980	—	28,862	15,076,842
Switzerland	34,115,739	—	—	34,115,739
Taiwan	18,404,642	127,776	—	18,532,418
Thailand	4,199,300	—	—	4,199,300
Turkey	5,309,148	—	—	5,309,148
United Arab Emirates	568,354	—	—	568,354
United Kingdom	140,818,610	88,291	399	140,907,300
United States	1,746,085,201	—	97,460	1,746,182,661

Total Equities	2,775,147,890	584,762	596,463	2,776,329,115

Exchange Traded Funds	203,211,698	—	—	203,211,698
Investment Company	38,866,600	—	—	38,866,600
Rights/Warrants			—
Australia	957	68,544	—	69,501
Bermuda	—	1,122	—	1,122
Brazil	4,798	—	—	4,798
Chile	1,815	—	—	1,815
Denmark	5,968	—	—	5,968
France	3	—	—	3

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2009

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Germany	$—	9,541	—	9,541
Hong Kong	13,151	13,378	—	26,529
Philippines	—	4,243	—	4,243
Taiwan	—	1,584	—	1,584
Thailand	10,713	—	—	10,713
United Kingdom	28,255	—	—	28,255

Total Rights/Warrants	$65,660	$98,412	$—	$164,072

U.S. Government Securities	—	172,972,109	—	172,972,109
Call Options Purchased	2,055,450	—	—	2,055,450
Cash Sweep	59,517,382	—	—	59,517,382
Other financial instruments - Assets*	—	3,375,988	—	3,375,988
Other financial instruments -Liabilities*	(8,301,420)	(119,608)	—	(8,421,028)

Total	$3,070,628,920	$177,010,075	$596,463	$3,248,235,458

Global Opportunities Fund
Equity Securities:
Australia	$6,763,043	$—	$—	$6,763,043
Austria	2,529,604	—	—	2,529,604
Bahamas	664,910	—	—	664,910
Belgium	4,520,642	—	—	4,520,642
Brazil	12,653,375	—	—	12,653,375
Canada	5,929,464	—	13,000,000	18,929,464
Chile	1,371,457	—	—	1,371,457
China	5,912,089	—	—	5,912,089
Denmark	2,702,342	—	—	2,702,342
Egypt	1,819,474	—	—	1,819,474
Finland	747,951	—	—	747,951
France	6,612,872	—	—	6,612,872
Germany	15,790,637	—	—	15,790,637
Greece	2,618,796	—	—	2,618,796
Hong Kong	5,155,613	—	—	5,155,613
India	8,391,936	—	—	8,391,936
Indonesia	403,828	—	—	403,828
Ireland	758,095	—	—	758,095
Israel	3,099,472	—	—	3,099,472
Italy	9,266,454	—	—	9,266,454
Japan	14,449,070	—	—	14,449,070
Malaysia	431,001	—	—	431,001
Mexico	10,009,248	—	—	10,009,248
Morocco	291,675	—	—	291,675
Netherlands	7,770,433	—	—	7,770,433
Russia	3,513,786	—	—	3,513,786
Singapore	2,305,046	—	—	2,305,046
South Africa	1,349,882	—	—	1,349,882
South Korea	2,793,795	—	—	2,793,795
Spain	8,049,204	—	—	8,049,204
Switzerland	9,780,003	—	—	9,780,003
Taiwan	2,102,378	—	—	2,102,378
Thailand	1,887,768	—	—	1,887,768
Turkey	1,363,145	—	—	1,363,145

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2009

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

United Kingdom	$19,943,703	$96,437	$—	$20,040,140
United States	145,975,662	—	—	145,975,662

Total Equities	329,727,853	96,437	13,000,000	342,824,290

Exchange Traded Funds	82,130,800	—	—	82,130,800
Preferred Stock	798,750	—	—	798,750
Rights/Warrants	—	188,604	—	188,604
Bank Loans	—	92,994,771	—	92,994,771
Corporate Bonds	—	1,860,664,731	—	1,860,664,731
Government Bonds	—	269,179,896	—	269,179,896
Asset-Backed Securities	—	16,965,179	—	16,965,179
Non-Agency Mortgage-Backed Securities	—	60,709,411	—	60,709,411
U.S. Government Agencies	$—	175,832,033	—	175,832,033
Municipal Bonds	—	16,866,974	—	16,866,974
Cash Sweep	84,729,932	—	—	84,729,932

Other financial instruments - Assets*	$—	$18,493,404	$—	$18,493,404
Other financial instruments - Liabilities*	(3,076,834)	(18,597,890)	—	(21,674,724)

Total	$494,310,501	$2,493,393,550	$13,000,000	$3,000,704,051

Real Return Fund
Equity Securities	$548,038,395(a )	$—	$—	548,038,395
Preferred Stock	—	—	—	—
Rights/Warrants	—	1	—	1
Collectible Coins	—	51,837,618	—	51,837,618
Commodities	95,950,876	—	—	95,950,876
Asset-Backed Securities	—	44,226,000	—	44,226,000
Municipal Bonds	—	6,000,000	—	6,000,000
U.S. Government Agencies	—	464,997,542	—	464,997,542
U.S. Government Securities	—	366,149,134	—	366,149,134
Cash Sweep	9,774,883	—	—	9,774,883
Other financial instruments - Assets*	29,046,088	41,752,197	—	70,798,285
Other financial instruments - Liabilities*	(24,103,075)	(3,668,164)	—	(27,771,239)

Total	$658,707,167	$971,294,328	$—	$1,630,001,495

Fixed Income
Corporate Bonds(a)	$—	$95,188,781	$—	$95,188,781
Municipal Bonds(a)	—	7,550,106	—	7,550,106
U.S. Government Agencies(a)	—	144,990,073	—	144,990,073
U.S. Government Securities(a)	—	51,121,507	—	51,121,507
Government Bonds(a)	—	1,067,148	—	1,067,148
Investment Company	5,527,300	—	—	5,527,300

Total	$5,527,300	$299,917,615	$—	$305,444,915

Municipal Bond
Municipal Bonds(a)	$—	$513,258,255	$—	$513,258,255
Investment Company	23,147,200	—	—	23,147,200

Total	$23,147,200	$513,258,255	$—	$536,405,455

(a) The breakdown of the Fund’s investments into major categories or countries is disclosed in the Schedules of Portfolio Investments.

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)

October 31, 2009

(b) Represents Rolls-Royce Group Plc. - Class C as disclosed in the United Kingdom section of the Schedule of Portfolio Investments.

* Other financial instruments are exchange traded options and futures (level 1), over-the-counter options (level 2), forwards (level 2) and swaps (level 2). Futures, forwards and swaps are valued at the unrealized appreciation/depreciation on the instrument and options are shown at market value.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 11/1/08 (fair value)	Realized gain (loss)	Change in Unrealized appreciation (depreciation)	Net purchases (sales)	Transfer in (out) of level 3	Balance as of 10/31/09 (fair value)

Global Small & Mid Cap Fund
Equity Securities:
Australia	$—	$—	$—	$118,457	$132,853	$251,310
Denmark	—	—	—	—	13,921	13,921
France	10	8	—	(18)	5,803	5,803
Hong Kong	101,902	—	(9,291)	—	84,959	177,570
Italy	—	—	—	—	13,061	13,061
Mexico	—	—	—	—	6,419	6,419
Singapore	—	—	—	—	1,658	1,658
Sweden	—	—	—	—	28,862	28,862
Taiwan	5,466	—	—	—	(5,466)	—
United Kingdom	24,224	—	(23,205)	(1,019)	399	399
United States	6	—	(1)		97,455	97,460

Total	$131,608	$8	$(32,497)*	$117,420	$379,924	$596,463

Global Opportunities Fund
Equity Securities:
Canada	$20,000,000	$—	$(7,000,000)	$—	$—	$13,000,000
Hong Kong	4,436,875	(4,406,013)	—	(30,862)	—	—

Total	$24,436,875	$(4,406,013)	$(7,000,000)*	$(30,862)	$—	$13,000,000

Real Return Fund
Equity Securities:
United States	$4,283,515	$—	$(4,283,515)**	$—	$—	$—

*The change in unrealized appreciation/depreciation on securities still held at October 31, 2009 was $(604,624), for the Global Small and Mid Cap Fund and $(7,000,000) for the Global Opportunities Fund, which is included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.

**Included in the related net change in appreciation/depreciation on the Statements of Operations.

6.	Investment Advisory Fee, Administration Fee and Other Transactions:

A. Investment Advisory Fees. The Funds’ investment adviser is Bessemer Investment Management LLC (“BIM”), a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”). Bessemer is a subsidiary of The Bessemer Group, Incorporated (“BGI”). The investment advisory fee paid to BIM for advisory services is computed daily and paid monthly in accordance with the following schedule:

	First $500 million of average net assets	Second $500 million to $1 billion of average net assets	Average net assets exceeding $1 billion

U.S. Large Cap Fund	0.70%	0.65%	0.60%
Non-U.S. Large Cap Fund	0.80%	0.75%	0.70%
Fixed Income Fund	0.45%	0.40%	0.35%
Municipal Bond Fund	0.45%	0.40%	0.35%

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)

October 31, 2009

			Average net assets

Global Small & Mid Cap Fund			0.85%
Real Return Fund			0.85%

	First $1.25 billion of average net assets	Second $1.25 billion to $2.5 billion of average net assets	Average net assets exceeding $2.5 billion

Global Opportunities Fund	1.10%	1.05%	1.00%

BIM has retained Dimensional Fund Advisors LP (“Dimensional”) and Champlain Investment Partners, LLC (“Champlain”) as sub-advisers to each manage a segment of the Global Small & Mid Cap Fund. Dimensional and Champlain are paid for their services directly by BIM.

BIM has retained T. Rowe Price International, Inc. (“T. Rowe Price International”), Franklin Advisers, Inc. (“Franklin”), Shenkman Capital Management, Inc. (“SCM”) and BlackRock Financial Management, Inc. (“BlackRock”) as sub-advisers to each manage a segment of the Global Opportunities Fund. T. Rowe Price International, Franklin, SCM and BlackRock are paid for their services directly by BIM.

B. Administration, Fund Accounting, Transfer Agent and Underwriting Fees. PNC Global Investment Servicing (U.S.) Inc. (“PNC”) acts as administrator, fund accounting agent and transfer agent for the Corporation pursuant to an Administration and Accounting Services Agreement and a Transfer Agency Services Agreement, respectively. Certain officers of the Funds are also employees of PNC. The Corporation has entered into an Underwriting Agreement with PFPC Distributors, Inc.

C. Distribution and Shareholder Servicing Fees. The Funds have adopted a shareholder servicing plan (the “Shareholder Servicing Plan”). Under the shareholder servicing plan, the Funds have entered into a shareholder servicing agreement with Bessemer, pursuant to which Bessemer serves as a shareholder servicing agent and provides certain shareholder support services. For these services, each Fund pays a maximum annual fee of up to 0.15% of its average daily net assets. Bessemer has contractually committed through October 31, 2011 to waive its shareholder servicing fee for the Fixed Income Fund and Municipal Bond Fund to the extent necessary to maintain a maximum shareholder servicing fee for each of these Funds at 0.05%. For the period ended October 31, 2009, the Fixed Income Fund and Municipal Bond Fund waived shareholder servicing fees of $239,488 and $352,895, respectively.

D. Board of Directors’ Fees. Each Independent Director receives from the Funds a total annual retainer of $82,500 (plus $25,000 for serving as the Board’s Chairman, $5,000 for serving as the Board’s Vice Chairman, $15,000 for serving as the Audit Committee Chairman, $15,000 for serving as a member of the Pricing Committee and $7,500 each for serving as the Nominating Committee Chairman and the Governance Committee Chairman) and receives for attendance at Board and committee meetings the following:

	Noticed to be In-Person (whether participating by phone or in-person)	Noticed to be telephonic

Regular Board Meeting	$7,500	$3,750
Special Board Meeting	4,000	2,000
Audit Committee Meeting	4,000	2,000
Nominating Committee Meeting	4,000	2,000
Governance Committee Meeting	4,000	2,000

Each Independent Director is reimbursed for all out-of-pocket expenses relating to attendance at meetings of the Board and any Board committee. Interested Directors, Officers or employees of BIM and PNC do not receive compensation from the Funds. Fees paid are allocated to the Funds on a pro rata basis based on net assets.

E. Custody Fees. The U.S. Large Cap Fund, Non-U.S. Large Cap Fund, Fixed Income Fund and Municipal Bond Fund have each retained Bessemer Trust Company (“BTCO”), a wholly-owned subsidiary of BGI, to serve as their custodian and the Real Return Fund, the Subsidiary and the Global Small & Mid Cap Fund have retained BTCO to serve as their co-custodian. Pursuant to the Funds’ Custody Agreement, BTCO is responsible for maintaining the books and records of the Funds’ securities and cash, except for the Real Return Fund and the Subsidiary for which BTCO is only responsible for the coins or bullions or other forms of precious metals held by the Real Return Fund and the Subsidiary. BTCO is responsible for the assets of the Global

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)

October 31, 2009

Small & Mid Cap Fund which are managed by BIM. For providing these services, BTCO receives a fee from each Fund which is accrued daily and paid monthly at an annual rate of 0.10% (0.15% for the Non-U.S. Large Cap Fund) of the average daily net assets of each Fund or portion thereof managed by BIM for Global Small and Mid Cap and Real Return Fund as noted above. In addition, BTCO receives from the Real Return Fund and the Subsidiary any transaction costs related to the Real Return Fund’s and the Subsidiary’s investments in coins or bullions or other forms of precious metals. The Global Opportunities Fund has retained Citibank, N.A. (“Citibank”) to serve as the Fund’s custodian and the Global Small & Mid Cap Fund, Real Return Fund and the Subsidiary have retained Citibank to serve as their co-custodian. Citibank is responsible for maintaining the books and records of these Funds’ securities and cash, excluding coins or bullions or other forms of precious metals held by the Real Return Fund and the Subsidiary and assets of the Global Small & Mid Cap Fund managed by the sub-advisers. For providing these services, Citibank receives a fee from each Fund calculated and paid monthly based on safekeeping and transaction fees that vary by country.

F. Fee Waivers. BIM may voluntarily waive a portion of its advisory fee to limit the Funds’ total expenses. BIM may terminate this voluntary waiver at any time. BIM, however, does not have the ability to recapture fees currently being waived at a later date. BIM has contractually committed through October 31, 2011 to waive its advisory fees to the extent necessary to maintain the net operating expense ratios of the U.S. Large Cap Fund at 1.00%, the Non-U.S. Large Cap Fund at 1.05%, the Global Small & Mid Cap Fund at 1.11%, the Global Opportunities Fund at 1.20%, the Fixed Income Fund at 0.70% and the Municipal Bond Fund at 0.70%. Any waiver amounts are disclosed in the Statements of Operations. For the fiscal year ended October 31, 2009, the adviser waived $96,532 for the U.S Large Cap Fund, $994,019 for the Non-U.S. Large Cap Fund, $119,332 for the Global Small & Mid Cap Fund, $2,021,860 for the Global Opportunities Fund (from November 1, 2008 to February 16, 2009, BIM had contractually agreed to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Global Opportunities Fund at 1.35%) and $4,461 for the Fixed Income Fund. The Fixed Income Fund and Municipal Bond Fund had shareholder servicing fee waivers of $239,488 and $352,895, respectively.

7.	Securities Transactions:

Investment transactions for the year ended October 31, 2009, excluding short-term investments and U.S. Government securities, were as follows:

	Purchases	Sales

U.S. Large Cap Fund	$294,562,604	$211,373,720
Non-U.S. Large Cap Fund	1,643,272,244	1,345,278,078
Global Small & Mid Cap Fund	2,043,454,738	530,953,444
Global Opportunities Fund	3,342,456,273	1,884,726,903
Real Return Fund (Consolidated)	479,830,334	652,070,866
Fixed Income Fund	106,471,801	33,894,229
Municipal Bond Fund	306,112,895	34,722,610

Purchase and sales of U.S. Government Securities during the year ended October 31, 2009 were as follows:

	Purchases	Sales

Global Opportunities Fund	$58,561,271	$1,005,450
Real Return Fund (Consolidated)	301,555,854	236,532,418
Fixed Income Fund	101,084,272	51,249,888

8.	Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Funds’ Statements of Assets and Liabilities.

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)

October 31, 2009

9.	Federal Income Taxes:

It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions from net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Federal income tax regulations differ from accounting principles generally accepted in the U.S.; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character within the components of net assets in the Statements of Assets and Liabilities. These permanent differences primarily arise from paydowns, reclass of distributions, non-deductible expenses and the tax treatment of foreign currency gains/losses. Financial records are not adjusted for temporary differences. Temporary differences primarily arise from the tax treatment of wash sales, passive foreign investment companies, and index options.

Permanent differences as of October 31, 2009, were as follows:

	Increase/(Decrease) Undistributed Net Investment Income	Increase/(Decrease) Net Realized Gains	Decrease Paid-in-Capital

Non-U.S Large Cap Fund	$8,231,250	$(8,231,250)	$—
Global Small & Mid Cap Fund	19,364,474	(19,364,474)	—
Global Opportunities Fund	23,201,140	(23,165,229)	(35,911)
Real Return Fund	26,445,543	(26,445,543)	—
Fixed income Fund	957,349	(957,349)	—

By investing in the Subsidiary the Real Return Fund will gain exposure to commodities and commodity-linked instruments within the limits of Subchapter M of the Code. Subchapter M requires, among other things, that a fund derive at least 90% of gross income from dividends, interest, and gains from the sale of securities (typically referred to as “qualifying income”). The IRS has issued a private letter ruling to the Real Return Fund confirming that Subpart F income derived from its investment in the Subsidiary, which invests in commodities and commodity-linked instruments, will constitute “qualifying income” under Subchapter M of the Code. Based on such ruling, the Real Return Fund will seek to get exposure to commodities and commodity-linked instruments through investments in the Subsidiary.

The Funds may be subject to taxes imposed by other countries in which it invests. Such taxes are generally based on income earned as well as capital gains realized. These taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

In addition to the requirements of the Code, the Funds may also be subject to capital gains tax in India and Thailand on gains realized upon the sale of India and Thailand securities, payable upon repatriation of sales proceeds. The Funds may accrue a deferred tax liability for unrealized gains on India and Thailand securities based on existing tax rates and holding periods of the securities. As of October 31, 2009, the Global Small & Mid Cap Fund and Global Opportunities Fund recorded payables of $1,636,329 and $67,969, respectively, in the Statements of Assets and Liabilities as an estimate for potential future India and Thailand capital gain taxes.

The tax character of distributions from the Funds during the year ended October 31, 2009 was as follows (amounts in thousands):

	U.S. Large Cap Fund	Non-U.S. Large Cap Fund	Global Small & Mid Cap Fund	Global Opportunities Fund	Real Return Fund	Fixed Income Fund	Municipal Bond Fund

Distributions paid from:
Ordinary Income	$1,331	$41,656	$7,592	$95,083	$33,385	$7,699	$55
Net Long Term Capital Gains	—	—	—	—	—	1,624	—

Total Taxable Distributions	1,331	41,656	7,592	95,083	33,385	9,323	55
Tax Exempt Distributions	—	—	—	—	—	—	9,217

Total Distributions Paid	$1,331	$41,656	$7,592	$95,083	$33,385	$9,323	$9,272

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)

October 31, 2009

The tax character of distributions from the Funds during the year ended October 31, 2008 was as follows (amounts in thousands):

	U.S. Large Cap Fund	Non-U.S. Large Cap Fund	Global Small & Mid Cap Fund	Global Opportunities Fund	Real Return Fund	Fixed Income Fund	Municipal Bond Fund

Distributions paid from:
Ordinary Income	$4,164	$36,907	$10,374	$1,656	$19,371	$6,202	$108
Net Long Term Capital Gains	21,357	188,738	62,646	—	137,643	133	—

Total Taxable Distributions	25,521	225,645	73,020	1,656	157,014	6,335	108
Tax Exempt Distributions	—	—	—	—	—	—	5,648

Total Distributions Paid	$25,521	$225,645	$73,020	$1,656	$157,014	$6,335	$5,756

The difference in classification between the amounts reflected above and the Statements of Changes in Net Assets is primarily due to short-term capital gain distributions.

As of and during the period ended October 31, 2009, the Funds did not have any liabilities for any uncertain tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties. The statute of limitations on each Fund’s U.S. federal income tax returns remains open for each of the four years ended October 31, 2009. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

At October 31, 2009, the components of accumulated earnings/(deficits) on a tax basis were as follows (amounts in thousands):

	U.S. Large Cap Fund	Non-U.S. Large Cap Fund	Global Small & Mid Cap Fund	Global Opportunities Fund	Real Return Fund	Fixed Income Fund	Municipal Bond Fund

Undistributed Tax Exempt Income	$—	$—	$—	$—	$—	$—	$4,655
Undistributed Ordinary Income	1,223	28,748	26,785	46,449	14,908	4,963	—
Undistributed Realized Capital Gains	—	—	—	—	—	1,836	—

Accumulated Earnings	1,223	28,748	26,785	46,449	14,908	6,799	4,655
Accumulated Capital Loss Carryforwards	(77,852)	(593,642)	(41,699)	(446,095)	(364,468)	—	(1,577)
Unrealized Appreciation/Depreciation	16,802	253,383	358,941	169,095	34,063	12,220	15,177
Other Temporary Differences	—	—	—	(68)	—	—	—

Total Accumulated Earnings/(Deficits)	$(59,827)	$(311,511)	$344,027	$(230,619)	$(315,497)	$19,019	$18,255

At October 31, 2009, the following Funds had capital loss carryforwards for federal income tax purposes, which will expire in the following years:

	2016	2017

U.S. Large Cap Fund	$—	$77,852,263
Non-U.S. Large Cap Fund	187,357,824	406,283,777
Global Small & Mid Cap Fund	—	41,698,785
Global Opportunities Fund	123,869,796	322,225,091
Real Return Fund	—	364,468,389
Municipal Bond Fund	1,577,285	—

The capital loss carryforward will reduce the applicable Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

Capital loss carryforwards utilized in the current year were $270,392 for the Municipal Bond Fund.

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)

October 31, 2009

10.	Additional Tax Information (Unaudited):

Qualified Dividend Income (Unaudited)

The Funds designate a portion of the income dividends distributed during the fiscal year ended October 31, 2009, as Qualified Dividend Income (“QDI”) as defined in the Internal Revenue Code as follows:

U.S. Large Cap Fund	100.00%
Non-U.S. Large Cap Fund	100.00%
Global Small & Mid Cap Fund	97.82%
Global Opportunities Fund	15.33%
Real Return Fund	26.70%

Qualified Interest Income (Unaudited)

The Funds designate a portion of the income dividends distributed during the fiscal year ended October 31, 2009, as Qualified Interest Income as defined in the Internal Revenue Code as follows:

U.S. Large Cap Fund	2.11%
Non-U.S. Large Cap Fund	3.48%
Global Small & Mid Cap Fund	22.19%
Global Opportunities Fund	26.39%
Real Return Fund	63.19%
Fixed Income Fund	100.00%
Municipal Bond Fund	100.00%

Qualified Short-Term Gain (Unaudited)

The Funds designate a portion of the income dividends distributed during the fiscal year ended October 31, 2009, as Qualified Short-Term Gain as defined in the Internal Revenue Code as follows:

Fixed Income Fund	4.59%

Dividends Received Deduction (Unaudited)

For the fiscal year ended October 31, 2009, the following percentage of income dividends paid by the funds qualifies for the dividends received deduction available to corporations:

U.S. Large Cap Fund	100.00%
Non-U.S. Large Cap Fund	1.93%
Global Small & Mid Cap Fund	65.43%
Global Opportunities Fund	6.34%
Real Return Fund	3.81%

Long-Term Capital Gain Dividends (Unaudited)

The Funds designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue code for the fiscal year ended October 31, 2009 as follow:

Fixed Income Fund	$1,624,461

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)

October 31, 2009

Foreign Taxes Paid (Unaudited)

The Funds have elected to pass through to their shareholders the foreign taxes paid for the fiscal year ended October 31, 2009 as follows:

	Foreign Dividend	Foreign Taxes
	Income	Paid

Non-U.S. Large Cap Fund	$41,338,851	$3,431,546

U.S. Government Income (Unaudited)

The percentages of the ordinary income dividends paid by the Funds during the fiscal year ended October 31, 2009 which was derived from U.S. Treasury securities were as follows:

U.S. Large Cap Fund	0.34%
Non-U.S. Large Cap Fund	2.28%
Global Small & Mid Cap Fund	66.61%
Global Opportunities Fund	85.54%
Real Return Fund	31.75%
Fixed Income Fund	86.42%

Tax Exempt Distributions (Unaudited)

The Municipal Bond Fund designates $9,216,835 as tax exempt dividends paid for the fiscal year ended October 31, 2009:

11.	Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through December 28, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements except as follows:

On December 7, 2009, a special meeting of shareholders was held at which Fund shareholders voted on (i) the election of a Director of the Corporation; (ii) changes to or the elimination of certain fundamental investment limitations with respect to various Funds; (iii) certain changes to the investment goals of various Funds; and (iv) the reclassification of the investment goals of each of the Funds as non-fundamental. All of the proposals were approved as set forth below:

I. Election of Stephen M. Watson as Director of the Corporation

	FOR	WITHHOLD

U.S. Large Cap Fund	37,890,328.223	31,274.000
Non-U.S. Large Cap Fund	221,043,445.966	140,797.000
Global Small & Mid Cap Fund	263,245,602.969	112,984.000
Global Opportunities Fund	418,446,808.545	227,431.000
Real Return Fund	165,654,465.038	65,144.215
Fixed Income Fund	22,670,031.317	0
Municipal Bond Fund	40,920,338.009	27,570.000

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)

October 31, 2009

II-A. Elimination of Fundamental Investment Limitations Relating to Mortgaging, Pledging or Hypothecating Assets

	FOR	AGAINST	ABSTAIN

U.S. Large Cap Fund	37,921,602.223	0	0
Non-U.S. Large Cap Fund	221,184,242.966	0	0
Global Small & Mid Cap Fund	263,241,636.870	0	116,950.099
Global Opportunities Fund	418,666,629.195	7,610.350	0
Real Return Fund	165,710,866.038	8,743.215	0
Fixed Income Fund	22,617,184.409	30,791.908	0
Municipal Bond Fund	40,928,233.073	19,674.936	0

II-B. Elimination of Fundamental Investment Limitations Relating to Joint Securities Trading Account

	FOR	AGAINST	ABSTAIN

U.S. Large Cap Fund	37,921,602.223	0	0
Non-U.S. Large Cap Fund	221,177,636.209	6,606.757	0
Global Small & Mid Cap Fund	263,241,636.870	0	116,950.099
Global Opportunities Fund	n/a	n/a	n/a
Real Return Fund	165,710,866.038	8,743.215	0
Fixed Income Fund	22,617,184.409	30,791.908	0
Municipal Bond Fund	40,947,908.009	0	0

II-C. Revision of Fundamental Investment Limitations Relating to Borrowing

	FOR	AGAINST	ABSTAIN

U.S. Large Cap Fund	37,890,648.874	30,953.349	0
Non-U.S. Large Cap Fund	221,176,186.234	8,056.732	0
Global Small & Mid Cap Fund	263,230,437.262	11,199.608	116,950.099
Global Opportunities Fund	418,654,922.071	19,317.474	0
Real Return Fund	165,710,866.038	8,743.215	0
Fixed Income Fund	22,617,184.409	30,791.908	0
Municipal Bond Fund	40,947,908.009	0	0

II-D. Revision of Fundamental Investment Limitations Relating to Lending

	FOR	AGAINST	ABSTAIN

U.S. Large Cap Fund	37,890,648.874	30,953.349	0
Non-U.S. Large Cap Fund	221,176,186.234	8,056.732	0
Global Small & Mid Cap Fund	263,230,437.262	11,199.608	116,950.099
Global Opportunities Fund	418,654,922.071	19,317.474	0
Real Return Fund	165,710,866.038	8,743.215	0
Fixed Income Fund	22,617,184.409	30,791.908	0
Municipal Bond Fund	40,928,233.073	19,674.936	0

II-E. Revision of Fundamental Investment Limitations Relating to Investments in Real Estate, Real Estate Mortgage Loans, Oil, Gas or Other Mineral Exploration, Leasing or Development Programs

	FOR	AGAINST	ABSTAIN

U.S. Large Cap Fund	37,890,648.874	30,953.349	0
Non-U.S. Large Cap Fund	221,176,186.234	8,056.732	0
Global Small & Mid Cap Fund	263,230,437.262	11,199.608	116,950.099
Global Opportunities Fund	418,667,865.955	6,373.590	0
Real Return Fund	n/a	n/a	n/a
Fixed Income Fund	22,617,184.409	30,791.908	0
Municipal Bond Fund	40,947,908.009	0	0

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)

October 31, 2009

II-F. Revision of Fundamental Investment Limitations Relating to Investments in Commodities

	FOR	AGAINST	ABSTAIN

U.S. Large Cap Fund	37,890,648.874	30,953.349	0
Non-U.S. Large Cap Fund	221,182,792.991	1,449.975	0
Global Small & Mid Cap Fund	263,241,636.870	0	116,950.099
Global Opportunities Fund	418,666,629.195	7,610.350	0
Real Return Fund	n/a	n/a	n/a
Fixed Income Fund	22,617,184.409	30,791.908	0
Municipal Bond Fund	40,947,908.009	0	0

II-G. Revision of Fundamental Investment Limitations Relating to Issuance of Senior Securities

	FOR	AGAINST	ABSTAIN

U.S. Large Cap Fund	37,921,602.223	0	0
Non-U.S. Large Cap Fund	221,184,242.966	0	0
Global Small & Mid Cap Fund	263,230,437.262	11,199.608	116,950.099
Global Opportunities Fund	418,666,629.195	7,610.350	0
Real Return Fund	165,710,866.038	8,743.215	0
Fixed Income Fund	22,617,184.409	30,791.908	0
Municipal Bond Fund	40,928,233.073	19,674.936	0

II-H. Revision of Fundamental Investment Limitations Relating to Industry Concentration

	FOR	AGAINST	ABSTAIN

U.S. Large Cap Fund	37,921,602.223	0	0
Non-U.S. Large Cap Fund	221,184,242.966	0	0
Global Small & Mid Cap Fund	263,241,636.870	0	116,950.099
Global Opportunities Fund	418,666,629.195	7,610.350	0
Real Return Fund	165,710,866.038	8,743.215	0
Fixed Income Fund	22,644,184.913	3,791.404	0
Municipal Bond Fund	40,947,908.009	0	0

II-I. Revision of Fundamental Investment Limitations Relating to Issuer Diversification

	FOR	AGAINST	ABSTAIN

U.S. Large Cap Fund	37,921,602.223	0	0
Non-U.S. Large Cap Fund	221,184,242.966	0	0
Global Small & Mid Cap Fund	263,241,636.870	0	116,950.099
Global Opportunities Fund	418,674,239.545	0	0
Real Return Fund	165,710,866.038	8,743.215	0
Fixed Income Fund	22,644,184.913	3,791.404	0
Municipal Bond Fund	40,947,908.009	0	0

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)

October 31, 2009

III. Change in Investment Goal
	FOR	AGAINST	ABSTAIN

U.S. Large Cap Fund	37,921,602.223	0	0
Non-U.S. Large Cap Fund	221,176,186.234	1,449.975	6,607
Global Small & Mid Cap Fund	n/a	n/a	n/a
Global Opportunities Fund	n/a	n/a	n/a
Real Return Fund	165,710,866.038	8,743.215	0
Fixed Income Fund	n/a	n/a	n/a
Municipal Bond Fund	40,928,233.073	19,674.936	0

IV. Reclassification of Investment Goal as Non-Fundamental

	FOR	AGAINST	ABSTAIN

U.S. Large Cap Fund	37,804,678.874	85,970.000	30,953.349
Non-U.S. Large Cap Fund	221,059,048.234	118,587.975	6,606.757
Global Small & Mid Cap Fund	263,141,459.870	100,177.000	116,950.099
Global Opportunities Fund	418,473,200.661	195,705.350	5,333.534
Real Return Fund	165,643,251.038	76,358.215	0
Fixed Income Fund	22,229,434.913	418,541.404	0
Municipal Bond Fund	40,928,233.073	19,674.936	0

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Old Westbury Funds, Inc.

We have audited the accompanying (consolidated) statements of assets and liabilities of Old Westbury Funds, Inc. (comprising, respectively, U.S. Large Cap Fund, Non-U.S. Large Cap Fund, Global Small & Mid Cap Fund, Global Opportunities Fund, Real Return Fund, Fixed Income Fund, and Municipal Bond Fund (collectively the “Funds”), including the (consolidated) portfolios of investments of U.S. Large Cap Fund, Non-U.S. Large Cap Fund, Global Opportunities Fund, Real Return Fund, Fixed Income Fund, and Municipal Bond Fund and the summary portfolio of investments of Global Small & Mid Cap Fund, as of October 31, 2009, and the related (consolidated) statements of operations and the (consolidated) statements of changes in net assets for each of the periods indicated therein and the financial highlights of U. S. Large Cap, Non-U.S. Large Cap, Global Small & Mid Cap, Real Return, Fixed Income and Municipal Bond for each of the four years in the period then ended and the financial highlights for Global Opportunities Fund for the year ended October 31, 2009 and the period from November 28, 2007 to October 31, 2008. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2005, were audited by other auditors whose report, dated December 29, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2009, 2008, 2007, and 2006 (consolidated) financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising Old Westbury Funds, Inc. at October 31, 2009, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 28, 2009

OLD WESTBURY FUNDS, INC.
DIRECTORS AND OFFICERS OF OLD WESTBURY FUNDS, INC. (UNAUDITED)

Independent and Interested Directors. The following table sets forth certain information with respect to the Directors of the Corporation:

Name, Address, and Age	Position(s) Held with Funds	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Director- ships[1] Held by Director

Independent Directors

Robert M. Kaufman, Esq. 630 Fifth Avenue New York, NY 10111 Age: 79	Chairperson & Director	Indefinite; 16 Years	Partner, Proskauer Rose LLP, Attorneys at Law.	7	0

Eugene P. Beard 630 Fifth Avenue New York, NY 10111 Age: 74	Vice Chairperson & Director	Indefinite; 11 Years	Chairman and Chief Executive Officer, Westport Asset Fund, Inc.	7	4[2]

Patricia L. Francy 630 Fifth Avenue New York, NY 10111 Age: 64	Director	Indefinite; 5 Years	Retired. Special Advisor for Alumni Relations (2004-2005), Treasurer (1989-2003), Controller (1984-2003), Columbia University.	7	1[3]

John R. Whitmore 630 Fifth Avenue New York, NY 10111 Age: 76	Director	Indefinite; 10 Years	Financial Advisor and Corporate Director.	7	2[4]

Interested Director

Stephen M. Watson[5] 630 Fifth Avenue New York, NY 10111 Age: 52	Director	Indefinite; 2 Years	Managing Director of Bessemer Trust Company, N.A.	7	0

[1]

Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[2]	Mr. Beard serves as Director of Cambridge Solutions Plc., Huntsworth Plc., Marc USA Corp., and One to One Interactive, Inc.

[3]	Ms. Francy serves as Director of Siebert Financial Corp.

[4]	Mr. Whitmore serves as Director of B. F. Saul Company and Saul Centers, Inc.

[5]

Directors who are or may be deemed “interested persons” (as defined under the 1940 Act) of the Corporation, BIM (as defined below) or Bessemer are referred to as Interested Directors. Mr. Watson is deemed an Interested Director by virtue of his position as Managing Director of Bessemer Trust Company, N.A.

OLD WESTBURY FUNDS, INC.
DIRECTORS AND OFFICERS OF OLD WESTBURY FUNDS, INC. (UNAUDITED) - (Continued)

Officers. The table below sets forth certain information with respect to the Officers of the Corporation:

Name, Address, and Age	Position(s) Held with Funds	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years

Marc D. Stern 630 Fifth Avenue New York, NY 10111 Age: 47	President	Indefinite; 5 Years	Senior Managing Director and Chief Investment Officer, The Bessemer Group, Incorporated and all bank subsidiaries thereof (Since 2004).

Steven L. Williamson 630 Fifth Avenue New York, NY 10111 Age: 56	Chief Legal Officer	Indefinite; 7 Years

Managing Director and General Counsel, The Bessemer Group, Incorporated and principal bank subsidiaries (Since 2007); Managing Director and Associate General Counsel, The Bessemer Group, Incorporated and principal bank subsidiaries (2000- 2006).

Don J. Andrews 630 Fifth Avenue New York, NY 10111 Age: 51	Vice President & Chief Compliance Officer Chief Risk Management Officer	Indefinite; 7 Years 9 Months	Managing Director and Chief Compliance Officer, Bessemer Trust Company, N.A. (Since 2002).

Peter C. Artemiou 630 Fifth Avenue New York, NY 10111 Age: 47	Vice President & Treasurer	Indefinite; 1 Year	Principal and Controller - Alternative Investments, The Bessemer Group, Incorporated and Bessemer Trust Company, N.A. (Since 2000).

	Vice President & Assistant Treasurer	7 Years

Deborah J. Ferris 630 Fifth Avenue New York, NY 10111 Age: 64	AML Compliance Officer, Vice President & Assistant Secretary	Indefinite; 6 Years	Principal and Director of Compliance, Bessemer Trust Company, N.A. (Since 2003).

OLD WESTBURY FUNDS, INC.
DIRECTORS AND OFFICERS OF OLD WESTBURY FUNDS, INC. (UNAUDITED) - (Continued)

Name, Address, and Age	Position(s) Held with Funds	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years

Nicola R. Knight 630 Fifth Avenue New York, NY 10111 Age: 47	Assistant Secretary	Indefinite; 9 Months

Principal and Associate General Counsel of Bessemer Trust Company, N.A. (Since September 2007);SVP and Senior Securities Counsel, United States Trust Company (August 2005 -September 2007);Vice President, Morgan Stanley D.W. (December 2004 - August 2005); Vice President and Associate General Counsel, RCM Capital Management LLC (until August 2004).

Andrew J. McNally 760 Moore Road King of Prussia, PA 19406 Age: 39	Vice President & Assistant Treasurer Vice President & Treasurer	Indefinite; 1 Year 3 Years

Vice President and Senior Director of Fund Accounting & Administration, PNC Global Investment Servicing (U.S.) Inc. (“PNC”) (Since 2007); Vice President and Director of Fund Accounting and Administration, PNC (2000-2006).

Diane J. Drake 301 Bellevue Parkway Wilmington, DE 19809 Age: 42	Secretary	Indefinite; 3 Years	Vice President and Counsel, PNC (Since 2008);Vice President and Associate Counsel (2003-2007).

Jack Jafolla 760 Moore Road King of Prussia, PA 19406 Age: 39	Assistant Treasurer	Indefinite; 3 Years	Sr. Manager of NAV Operations (Since 2008); Sr. Manager of Fund Accounting & Administration, PNC (2005-2008); Manager, Fund Accounting & Administration, PNC (1998-2005).

William H. Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 Age: 40	Assistant Secretary	Indefinite; 1 Year	Assistant Vice President and Manager, PNC (Since 2008); Sr. Regulatory Administrator, PNC (2007-2008); Regulatory Administrator, PNC (2004-2007).

The Statement of Additional Information (“SAI”) includes additional information about the Corporation’s Directors and Officers and is available upon request, without charge. To obtain a copy of the SAI, please call (800) 607-2200.

ADDITIONAL INFORMATION

Information on Proxy Voting:

The Funds’ proxy voting guidelines, used to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 607-2200; and (ii) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information on Form N-Q:

The Funds provide a complete list of the Funds’ holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the Schedule of Investments appear in the Funds’ semi-annual and annual reports to shareholders. For the first and third quarters, the Funds file the Schedule of Investments with the SEC on Form N-Q. Shareholders can obtain the Funds’ Form N-Q (i) without charge, upon request, by calling (800) 607-2200; and (ii) on the SEC’s website at http://www.sec.gov. The Fund’s N-Q may be reviewed or copied at the SEC Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

OLD WESTBURY FUNDS, INC.
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED)

At a meeting held on May 27, 2009, the Board of Directors, including the Directors who are not “interested persons” (as defined in the 1940 Act) of any party to the agreement defined below (“Independent Directors”), approved the continuation of the following investment advisory and sub-advisory agreements (collectively, the “Agreements”): (1) an amended and restated investment advisory agreement between Bessemer Investment Management LLC (“BIM” or “Adviser”) and the Corporation on behalf of each Fund, (2) a sub-advisory agreement among BIM, Dimensional Fund Advisors LP (“Dimensional”) and the Corporation on behalf of the Old Westbury Global Small & Mid Cap Fund (“Global Small & Mid Cap Fund”), (3) a sub-advisory agreement among BIM, Champlain Investment Partners, LLC (“Champlain”) and the Corporation on behalf of the Global Small & Mid Cap Fund, (4) a sub-advisory agreement among BIM, Franklin Advisers, LP (“Franklin”) and the Corporation on behalf of the Old Westbury Global Opportunities Fund (“Global Opportunities Fund”), and (6) a sub-advisory agreement among BIM, T. Rowe Price, International (“T. Rowe Price”) and the Corporation on behalf of the Global Opportunities Fund. The following summary details the materials and factors that the Board considered, and the conclusions that the Board reached, in approving the continuance of these Agreements.

(1) The nature, extent and quality of services provided by the Adviser and Sub-Advisers.

The Directors considered the scope and quality of services provided by BIM, particularly the qualifications and capabilities of the portfolio managers and other personnel responsible for providing services to the Funds. The Board considered that, in addition to managing the investment program of the Funds, BIM and its affiliates also provide, at their expense, personnel responsible for supervising the provision of compliance, administrative services, accounting and related services, including valuation of the Funds’ portfolios of investments, yield calculations, reports and filings with regulatory authorities and services related to such functions. The Board also considered that BIM (or its affiliates) paid for all compensation of Officers of the Corporation that are also employees of BIM (or its affiliates), and that BIM keeps the Board informed of important developments affecting each Fund and pays the costs of certain clerical and administrative services involved in the management and administration of the Funds. The Board evaluated these factors based on its direct experience with BIM, and in consultation with Fund Counsel and Counsel to the Independent Directors. The Board also considered BIM’s effectiveness in ensuring that the portfolios of the Corporation are in compliance with their investment policies and restrictions and the requirements of the 1940 Act and related securities regulations. The Board also considered the qualifications, experience and responsibilities of the portfolios managers for each Fund.

With respect to the Global Opportunities and Global Small & Mid Cap Funds, the Board considered the scope and quality of services provided by the Funds’ Sub-Advisers, including the fact that the Sub-Advisers pay the costs of all necessary investment and management facilities necessary for the conduct of their respective services.

Based on these factors, as well as those discussed below, the Board concluded that the nature, quality and extent of services provided by BIM and the Sub-Advisers have been and continue to be satisfactory.

(2) The performance of the Funds and the Adviser and Sub-Advisers.

The Board’s analysis of the Funds’ performance included the discussion and review of the performance data of the Funds and a select group of other funds that have similar investment objectives, distribution and shareholder servicing arrangements and that are of comparable size and nature (the “Peer Group”). The Board reviewed performance over long, intermediate and short-term periods and compared the Funds’ performance to their respective Peer Group over these time periods. The Board noted that the Funds’ performance was reasonable relative to the Funds’ Peer Groups. However, the Board also noted that, with respect to the Real Return Fund, the Fund has suffered negative returns in more recent periods and since inception.

OLD WESTBURY FUNDS, INC.
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED) - (Continued)

(3) The cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Funds.

In connection with the Board’s consideration of the level of the advisory fees, the Directors considered a number of factors. With respect to each of the Funds, the Board’s analysis of each Fund’s advisory fee and estimated expenses included a discussion and review of data concerning the current fee and expense ratios of each Fund compared to their respective Peer Group. The Board noted that each Fund’s advisory fee and expense ratio were generally in line with those of their Peer Group. The Board also noted the advisory fee breakpoints as well as the Adviser’s contractual commitment to waive advisory fees for certain Funds. Additionally, the Board considered the Adviser’s profitability. With respect to the sub-advisory agreements with the Sub-Advisers, the Board noted that the Sub-Advisers’ fees were paid entirely by BIM so that no additional expenses would be borne by shareholders for the engagement of these Sub-Advisers.

Based on this analysis as well as other factors described in this section, including the fact that the Funds are intended principally to satisfy asset allocation requirements of client accounts of Bessemer and its affiliates, the Board, including all of the Independent Directors, concluded that the advisory fee schedule for each Fund was fair and reasonable in light of the quality of services provided by BIM and Sub-Advisers.

(4) The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

The Board considered the information provided by BIM relating to economies of scale. In this regard, the Board noted the current advisory fee breakpoint levels at $500 million and $1 billion with respect to U.S. Large Cap Fund, Non-U.S. Large Cap Fund, Fixed Income Fund and Municipal Bond Fund, and at $1.25 billion and $2.5 billion for Global Opportunities Fund. The Board also considered the experience of BIM in managing the Funds, as well as the Adviser’s profitability analysis.

With respect to the Global Small & Mid Cap and Real Return Funds, the Board determined that it would continue to monitor whether breakpoints would be appropriate should those Funds continue to grow in size.

(5) Ancillary benefits and other factors.

In addition to the above factors, the Board also discussed other benefits received by BIM and its affiliates from its management of the Funds, including the ability to market its advisory services for similar products in the future. In addition, the Board discussed the compensation payable by the Funds to affiliates of BIM for other services including shareholder servicing and custody. The Board also discussed the use of the Funds as asset allocation investment vehicles for clients of Bessemer and its affiliates, with the resulting expectation that the asset sizes of the Funds would grow as Bessemer’s client base grows. The Board concluded that advisory fees were reasonable in light of these fall-out benefits.

Conclusion:

The Board, including all of the Independent Directors, concluded that the fees payable under the investment advisory and sub-advisory agreements were fair and reasonable with respect to the services that BIM and each Sub-Adviser provides, in light of the factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Independent Directors were also assisted by the advice of Counsel to the Independent Directors in making this determination.

OLD WESTBURY FUNDS, INC.
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED) - (Continued)

At a meeting held on September 16, 2009, the Board of Directors, including the Directors who are not “interested persons” (as defined in the 1940 Act) of any party to the agreement defined below (“Independent Directors”), approved a new investment sub-advisory agreement among Bessemer Investment Management LLC (“BIM” or “Adviser”), BlackRock Financial Management LLC (“BlackRock”) and the Corporation on behalf of the Old Westbury Global Opportunities Fund (“Global Opportunities Fund”). The following summary details the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the investment sub-advisory agreement.

(1) The nature, extent and quality of services to be provided by BlackRock.

The Directors considered the scope and quality of services to be provided by BlackRock, including the fact that BlackRock pays the costs of all necessary investment and management facilities necessary for the efficient conduct of its services. The Directors also considered the qualifications and experience of the portfolio managers responsible for managing BlackRock’s portion of the Global Opportunities Fund.

Based on these factors, as well as those discussed below, the Directors concluded that the nature, quality and extent of services to be provided by BlackRock will be satisfactory and that the proposed advisory fees for such services are appropriate.

(2) The performance of BlackRock

The Directors noted that, due to the unique nature of the investment strategy that BlackRock would be pursuing for the Global Opportunities Fund, BlackRock did not have performance information for managing a substantially similar account. The Directors did receive and consider the performance record of BlackRock in managing agency-only mortgage bonds and non-agency residential mortgage-backed securities relative to the performance of relevant benchmarks.

(3) The cost of the advisory services.

The Directors noted that BlackRock’s fees would be paid entirely by BIM so that no additional expenses would be borne by shareholders for the engagement of BlackRock. Based on this analysis as well as other factors described in this section the Directors, including all of the Independent Directors, concluded that BlackRock’s sub-advisory fees were fair and reasonable in light of the quality of services to be provided by BlackRock.

(4) The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

The Directors considered that the sub-advisory fee was paid entirely by the Adviser and that the sub-advisory fee contained breakpoints designed to allow economies of scale to be shared with shareholders.

(5) Ancillary benefits and other factors.

In addition to the above factors, the Directors also discussed whether there were other benefits received by the Adviser, the proposed Sub-Adviser, or their affiliates, from the Sub-Adviser’s relationship with the Fund. The Directors concluded that any fall-out benefits resulting from the proposed engagement of BlackRock were such that it did not impact the Directors conclusion that the proposed sub-advisory fee was reasonable.

Conclusion:

The Directors, including all of the Independent Directors, concluded that the fees to be paid to BlackRock under the investment sub-advisory agreement were fair and reasonable with respect to the services that BlackRock will provide, in light of the factors that the Directors deemed relevant. The Directors based their decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Directors were also assisted by the advice of independent counsel in making this determination.

This Page Intentionally Left Blank

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Investment Adviser:
Bessemer Investment Management LLC
630 Fifth Avenue
New York, NY 10111
(212) 708-9100

Distributor:
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

Custodians:
Bessemer Trust Company
100 Woodbridge Center Drive
Woodbridge, NJ 07095

Citibank, N.A.
111 Wall Street
New York, NY 10005

Administrator:
PNC Global Investment Servicing (U.S.) Inc.
760 Moore Road
King of Prussia, PA 19406

Transfer Agent:
PNC Global Investment Servicing (U.S.) Inc.
760 Moore Road
King of Prussia, PA 19406

Independent Registered Public Accounting Firm:
Ernst & Young LLP
5 Times Square
New York, NY 10036

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risks, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

The information in this report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Furthermore, Bessemer Investment Management LLC and its affiliates, as agents for their clients, and any of its officers or employees may have a beneficial interest or position in any of the securities mentioned, which may be contrary to any opinion or projection expressed in this report.

Cusip 680414307
Cusip 680414604
Cusip 680414109
Cusip 680414406
Cusip 680414505
Cusip 680414703
Cusip 680414802
(A21-AR2009)
(12/09)

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

The Code of Ethics for Principal Executive and Principal Financial Officers is attached as an Exhibit under Item 12 (a)(1).

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has two audit committee financial experts serving on its audit committee and those persons (Eugene P. Beard and Patricia L. Francy) are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services

		that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $363,540 in 2009 and $409,601 in 2008.

Audit-Related Fees

	(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $5,860 in 2009 and $11,200 in 2008. Fees for both 2009 and 2008 relate to the review of financial statement data incorporated in the Funds annual N-1A filing.

Tax Fees

	(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $44,500 in 2009 and $42,550 in 2008. Fees for both 2009 and 2008 relate to the review of federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

	(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $29,280 in 2009 and $28,000 in 2008. Fees for both 2009 and 2008 relate to the review of holdings for the Funds affiliated custodian under Rule 17f-2.

(e)	(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its Charter, the Registrant’s Audit Committee must approve all audit and non-audit services to be provided to the Registrant. This includes services rendered to the adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant.

(e)	(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

		(b) 100%

		(c) 100%

		(d) 100%

	(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

	(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $73,780 in 2009 and $70,550 in 2008.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)

The Schedule of Investments in securities of unaffiliated issuers as of the close of reporting period for the Old Westbury Global Small & Mid Cap Fund is listed below. The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Old Westbury U.S. Large Cap Fund, Old Westbury Non-U.S. Large Cap Fund, Old Westbury Global Opportunities Fund, Old Westbury Real Return Fund, Old Westbury Fixed Income Fund and Old Westbury Municipal Bond Fund are included as part of the report to shareholders filed under Item 1 of this form.

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS	October 31, 2009

Shares		Value

COMMON STOCKS — 86.2%
AUSTRALIA — 1.7%
24,202	Acrux Ltd.(b)	$43,353
35,064	Adamus Resources Ltd.(b)	13,256
148,865	Adelaide Brighton Ltd.	380,561
41,112	Aditya Birla Minerals Ltd.(b)	47,924
64,944	AED Oil Ltd.(b)	32,737
17,765	Aevum Ltd.	23,427
26,572	AJ Lucas Group Ltd.	104,046
43,834	Alesco Corp. Ltd.	201,231
33,518	Alkane Resources Ltd.(b)	11,314
47,383	Alliance Resources Ltd.(b)	26,871
20,948	Allied Gold Ltd.(b)	8,580
1,051,685	Alumina Ltd.(b)	1,585,674
28,995	Amalgamated Holdings Ltd.	155,816
228,390	Amcom Telecommunications Ltd.	45,229
33,000	Andean Resources Ltd.(b)	65,945
34,575	Ansell Ltd.	322,741
45,300	Anvil Mining Ltd.(b)	126,014
86,548	APA Group	246,962
1,220,274	Apex Minerals NL(b)	46,134
143,331	APN News & Media Ltd.	291,583
40,999	Aquila Resources Ltd.(b)	297,086
33,311	Arafura Resources Ltd.(b)	24,887
6,818	ARB Corp. Ltd.	32,220
49,386	Aristocrat Leisure Ltd.	200,935
95,985	Arrow Energy Ltd.(b)	355,106
609,753	Asciano Group(b)	839,767
41,487	ASG Group Ltd.	37,344
62,251	Atlas Iron Ltd.(b)	101,143
77,309	Ausdrill Ltd.	118,302
11,730	Ausenco Ltd.	51,738
28,945	Austal Ltd.	63,313
237,688	Austar United Communications Ltd.(b)	280,280
9,270	Austbrokers Holdings Ltd.	40,470
103,629	Austereo Group Ltd.	138,989
5,002	Austin Engineering Ltd.	11,301
69,351	Australian Agricultural Co. Ltd.(b)	90,830
107,411	Australian Infrastructure Fund	171,617
53,989	Australian Pharmaceutical Industries Ltd.(c)	36,206
63,310	Australian Pharmaceutical Industries Ltd.	42,456
213,201	Australian Worldwide Exploration Ltd.(b)	500,891
53,393	Automotive Holdings Group	104,774
22,100	AVJennings Ltd.(b)	10,543
41,611	Avoca Resources Ltd.(b)	57,308
444,969	AWB Ltd.	492,661
64,387	Bank of Queensland Ltd.	715,778
25,839	Bannerman Resources Ltd.(b)	25,352
417,541	Beach Petroleum Ltd.	298,799
172,203	Bendigo and Adelaide Bank Ltd.	1,410,573

Shares		Value

AUSTRALIA (continued)
193,097	Bendigo Mining Ltd.	$39,978
28,750	Berkeley Resources Ltd.(b)	24,326
47,806	Billabong International Ltd.	447,537
29,390	Biota Holdings Ltd.(b)	75,133
580	Blackmores Ltd.	10,807
896,648	BlueScope Steel Ltd.	2,437,487
280,597	Boart Longyear Group(b)	70,722
54,085	Boom Logistics Ltd.	27,750
292,604	Boral Ltd.	1,527,642
27,316	Bow Energy Ltd.(b)	31,473
24,758	Bradken Ltd.	139,955
27,762	Brickworks Ltd.	324,868
49,086	Brockman Resources Ltd.(b)	88,811
26,490	Cabcharge Australia Ltd.	140,685
60,682	Caltex Australia Ltd.(b)	560,429
10,302	Campbell Brothers Ltd.	268,833
1,717	Campbell Brothers Ltd. - Placement Shares(b)(c)	44,806
226,901	Cape Lambert Iron Ore Ltd.(b)	99,058
21,206	Cardno Ltd.	92,198
51,588	Carnarvon Petroleum Ltd.(b)	25,076
100,000	Cash Converters International Ltd.	50,408
62,613	Catalpa Resources Ltd.(b)	8,736
222,590	CBH Resources Ltd.(b)	19,636
17,013	Cellestis Ltd.	54,365
87,902	Centamin Egypt Ltd.(b)	181,987
129,506	Centennial Coal Co. Ltd.	371,872
14,812	Centrex Metals Ltd.(b)	8,266
189,000	Ceramic Fuel Cells Ltd.(b)	37,428
124,054	Challenger Financial Services Group Ltd.	418,751
46,115	Chemgenex Pharmaceuticals Ltd.(b)	33,001
131,532	Citadel Resource Group Ltd.(b)	50,911
267,096	Citigold Corp. Ltd.(b)	33,660
93,289	Clinuvel Pharmaceuticals Ltd.(b)	25,612
51,145	Clough Ltd.	38,442
88,406	Coal of Africa Ltd.(b)	148,414
7,468	Cochlear Ltd.	430,899
54,002	Cockatoo Coal Ltd.(b)	18,715
31,614	Coffey International Ltd.	62,321
623,972	ConnectEast Group.	224,667
18,624	Conquest Mining Ltd.(b)	9,723
57,099	Consolidated Media Holdings Ltd.	156,762
117,579	Cooper Energy Ltd.(b)	51,332
20,084	Corporate Express Australia Ltd.	78,280
38,303	Count Financial Ltd.	47,235
33,527	Crane Group Ltd.	272,820
13,608	Credit Corp. Group Ltd.	27,561
28,054	CSG Ltd.	36,869
68,301	CSR Ltd.(c)	118,351
390,292	CSR Ltd. - Placement Shares(c)	676,291

1

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

AUSTRALIA (continued)
10,095	Cudeco Ltd.(b)	$51,978
24,524	Customers Ltd.(b)	69,095
118,091	David Jones Ltd.	569,764
20,000	Deep Yellow Ltd.(b)	6,481
1,882	Devine Ltd.	788
8,637	Dominion Mining Ltd.	27,366
1,330	Domino’s Pizza Enterprises Ltd.	5,507
103,250	Downer EDI Ltd.	801,144
168,882	DUET Group.	258,432
4,716	DWS Advanced Business Solutions Ltd.	7,408
91,748	Eastern Star Gas Ltd.(b)	70,612
249,390	Emeco Holdings Ltd.	197,549
61,443	Energy Developments Ltd.	132,739
99,173	Energy World Corp. Ltd.(b)	43,742
294,880	Envestra Ltd.	140,681
57,717	Eservglobal Ltd.(b)	29,094
22,408	Extract Resources Ltd.(b)	167,819
1,074,060	Fairfax Media Ltd.	1,556,567
9,540	Fantastic Holdings Ltd.	34,350
33,955	Felix Resources Ltd.	531,211
33,955	Felix Resources Ltd. - Placement Shares(c)	3,108
46,815	Ferraus Ltd.(b)	31,816
215,276	FKP Property Group	134,677
11,521	Fleetwood Corp. Ltd.	78,505
39,328	FlexiGroup Ltd.	53,809
9,448	Flight Centre Ltd.	144,578
130,442	Flinders Mines Ltd.(b)	17,025
503,469	Focus Minerals Ltd.(b)	23,566
780,128	Futuris Corp. Ltd.(b)	129,913
11,074	G.U.D. Holdings Ltd.	86,325
111,477	Geodynamics Ltd.(b)	91,816
112,463	Gindalbie Metals Ltd.(b)	89,591
34,043	Giralia Resources NL(b)	32,023
562,722	Goodman Fielder Ltd.	815,517
46,282	GrainCorp Ltd.(b)	289,958
140,887	Grange Resources Ltd.(b)	31,705
29,996	GRD Ltd.(b)	14,580
63,776	Great Southern Ltd.(b)(c)(d)	6,889
344,718	Gunns Ltd.	316,503
68,071	GWA International Ltd.	175,856
123,748	Harvey Norman Holdings Ltd.	444,452
87,716	Hastie Group Ltd.	150,019
61,206	Healthscope Ltd.	262,249
108,127	HFA Holdings Ltd.(b)	23,359
74,599	Highlands Pacific Ltd.(b)	20,817
196,765	Hillgrove Resources Ltd.	57,563
93,111	Hills Industries Ltd.	173,494
88,114	Horizon Oil Ltd.(b)	24,588
69,257	Icon Energy Ltd.(b)	27,119
38,283	iiNET Ltd.	63,752
219,708	Iluka Resources Ltd.(b)	692,193
44,250	Imdex Ltd.	34,454
21,536	IMF Australia Ltd.	31,405
696,884	Incitec Pivot Ltd.	1,668,613

Shares		Value

AUSTRALIA (continued)
30,708	Independence Group NL	$119,136
85,840	Indophil Resources NL(b)	71,473
69,667	Industrea Ltd.	27,906
237,604	Infigen Energy	307,985
100,000	Integra Mining Ltd.(b)	22,504
89,852	Intrepid Mines Ltd.(b)	27,095
16,339	Invocare Ltd.	86,774
75,741	IOOF Holdings Ltd.	359,298
19,221	Iress Market Technology Ltd.	134,953
181,912	iSOFT Group Ltd.	131,817
230,309	Jabiru Metals Ltd.(b)	88,108
21,040	JB Hi-Fi Ltd.	393,933
139,329	Kagara Ltd.(b)	128,552
31,596	Karoon Gas Australia Ltd.(b)	218,143
6,466	Kimberly Metals Ltd.(c)(d)	0
21,333	Kingsgate Consolidated Ltd.	145,942
139,531	Lend Lease Corp. Ltd.	1,178,113
322,971	Lend Lease Primelife Ltd.(b)	88,670
46,543	Linc Energy Ltd.(b)	66,195
23,239	Liquefied Natural Gas Ltd.(b)	27,403
123,515	Lynas Corp. Ltd.(b)	53,923
8,700	Lynas Corp. Ltd. - Placement Shares(c)	3,798
24,167	MacArthur Coal Ltd.	186,866
239,199	Macmahon Holdings Ltd.	122,729
110,649	Macquarie Airports	285,853
83,698	Macquarie Media Group Ltd.	139,380
83,698	Macquarie Media Group Ltd. - Placement Shares(c)	139,380
1,285	Macquarie Telecom Group Ltd.(b)	4,280
6,687	Mantra Resources Ltd.(b)	26,786
10,059	Map Group(b)(c)	25,987
159,242	Marion Energy Ltd.(b)	18,634
7,488	McMillan Shakespeare Ltd.	27,972
34,566	McPherson’s Ltd.(b)	91,165
36,018	Medusa Mining Ltd.(b)	106,991
10,469	Melbourne IT Ltd.	16,491
147,915	MEO Australia Ltd.(b)	74,561
57,713	Mermaid Marine Australia Ltd.	139,746
261,973	Metals X Ltd.(b)	29,477
130,282	Metcash Ltd.	551,183
126,036	Minara Resources Ltd.(b)	100,971
37,376	Mincor Resources NL	73,007
120,423	Mineral Deposits Ltd.(b)	105,688
14,861	Mineral Resources Ltd.	95,111
42,512	Mirabela Nickel Ltd.(b)(e)	105,234
91,676	Mitchell Communications Group Ltd.	72,619
44,552	Molopo Australia Ltd.(b)	54,541
38,566	Moly Mines Ltd.(b)	31,764
13,431	Monadelphous Group Ltd.	161,763
19,000	Mortgage Choice Ltd.	23,773
462,225	Mosaic Oil NL(b)	49,928
158,974	Mount Gibson Iron Ltd.(b)	174,582
55,018	Murchison Metals Ltd.(b)	71,315

2

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

AUSTRALIA (continued)
42,798	Navitas Ltd.	$142,926
139,340	Neptune Marine Services Ltd.(b)	92,816
128,661	New Hope Corp. Ltd.	484,102
87,996	Nexbis Ltd.(b)	15,050
69,134	NIB Holdings Ltd. Australia	82,145
48,373	Nomad Building Solutions Ltd.	34,617
30,567	Norton Gold Fields Ltd.(b)	8,117
14,479	Novogen Ltd.(b)	7,690
42,103	NRW Holdings Ltd.	62,154
37,601	Nufarm Ltd.	391,265
13,754	Oakton Ltd.	43,580
578,490	OneSteel Ltd.	1,614,251
4,066	OrotonGroup Ltd.	21,923
745,457	OZ Minerals Ltd.(b)	805,225
484,223	Pacific Brands Ltd.(b)	577,530
151,226	Paladin Energy Ltd.(b)	566,283
193,687	Pan Pacific Petroleum NL(b)	73,226
362,929	PanAust Ltd.(b)	155,177
46,006	Panoramic Resources Ltd.	97,733
248,080	PaperlinX Ltd.(b)	122,820
37,523	Peet Ltd.	75,321
20,327	Perilya Ltd.(b)	8,783
7,008	Perpetual Ltd.	237,316
54,166	Perseus Mining Ltd.(b)	71,917
31,729	Pharmaxis Ltd.(b)	72,259
74,944	Photon Group Ltd.	121,092
4,385	Pipe Networks Ltd.(d)	23,999
26,465	Platinum Asset Mangement Ltd.	135,073
38,735	Platinum Australia Ltd.(b)	31,729
105,388	PMP Ltd.(b)	56,919
22,504	Premier Investments Ltd.	165,702
59,760	Primary Health Care Ltd.	328,136
40,487	Prime Media Group Ltd.	29,155
7,043	Probiotec Ltd.	16,357
30,604	Programmed Maintenance Services Ltd.(c)	118,457
108,721	Quantum Energy Ltd.(b)	19,084
22,900	Ramsay Health Care Ltd.	218,089
13,579	RCR Tomlinson Ltd.	13,995
7,541	REA Group Ltd.	55,662
30,974	Reckon Ltd.	49,628
21,888	Redflex Holdings Ltd.	45,710
8,531	Reece Australia Ltd.	188,139
35,422	Regional Express Holdings Ltd.(b)	39,378
6,994	Reject Shop Ltd. (The)	81,969
73,565	Resolute Mining Ltd.(b)	47,347
62,000	Resource Generation Ltd.(b)	29,858
11,017	Retail Food Group Ltd.	25,982
12,309	Reverse Corp. Ltd.	6,260
159,030	RHG Ltd.(b)	101,637
87,007	Ridley Corp. Ltd.	83,410
44,464	Riversdale Mining Ltd.(b)	216,130
246,702	Roc Oil Co. Ltd.(b)	137,682
37,575	SAI Global Ltd.	117,028

Shares		Value

AUSTRALIA (continued)
29,246	Salmat Ltd.	$107,935
15,093	Sedgman Ltd.	20,651
21,571	Seek Ltd.	118,444
7,510	Select Harvests Ltd.	27,040
9,440	Servcorp Ltd.	33,225
97,832	Service Stream Ltd.	35,225
57,973	Seven Network Ltd.	337,632
556,679	Sigma Pharmaceuticals Ltd.	471,027
21,714	Silex Systems Ltd.(b)	125,484
28,232	Silver Lake Resources Ltd.(b)	21,601
49,074	Sims Group Ltd.	875,525
37,240	Sino Gold Mining Ltd.(b)	222,918
9,054	Sirtex Medical Ltd.(b)	48,900
12,274	Skilled Group Ltd.	24,859
7,500	SMS Management & Technology Ltd.	35,443
274,963	SP AusNet	217,806
118,596	SP Telemedia Ltd.(d)	144,118
136,210	Spark Infrastructure Group	148,970
28,294	Specialty Fashion Group Ltd.(b)	29,798
29,700	Sphere Investments Ltd.(b)	24,061
82,005	Spotless Group Ltd.	187,494
361,189	St. Barbara Ltd.(b)	99,163
106,534	Straits Resources Ltd.(b)	154,872
25,424	Strike Resources Ltd.(b)	19,453
166,555	STW Communications Group Ltd.	125,936
218,698	Sundance Resources Ltd.(b)	30,513
91,760	Sunland Group Ltd.	60,709
27,550	Super Cheap Auto Group Ltd.	131,435
90,108	Swick Mining Services Ltd.(b)	46,233
131,045	Tabcorp Holdings Ltd.	843,412
6,000	Talent2 International Ltd.(b)	8,479
59,379	Tap Oil Ltd.(b)	56,657
58,265	Tassal Group Ltd.	92,569
261,905	Tatts Group Ltd.	584,667
50,836	Technology One Ltd.	37,065
104,463	Ten Network Holdings Ltd.	144,809
39,600	Terramin Australia Ltd.(b)	35,646
58,054	TFS Corp. Ltd.	47,554
202,725	Thakral Holdings Group	79,380
37,994	Thorn Group Ltd.	31,635
65,834	Timbercorp Ltd.(b)(c)(d)	2,607
119,157	Toro Energy	18,234
260,580	Toro Energy Ltd.(b)	39,875
122,618	Tower Australia Group Ltd.	327,811
15,311	Tox Free Solutions Ltd.(b)	34,042
108,365	Transfield Services Infrastructure Fund	96,081
100,698	Transfield Services Ltd.	388,858
29,693	Troy Resources NL	62,009
33,503	United Group Ltd.	409,239
65,872	UXC Ltd.	50,400
22,153	Village Roadshow Ltd.	34,897
48,270	Village Roadshow Ltd., Preferred Shares	76,038

3

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

AUSTRALIA (continued)
570,532	Virgin Blue Holdings Ltd.(b)	$259,349
34,303	Viterra, Inc. - CDI(b)	323,290
70,098	Washington H. Soul Pattinson & Co. Ltd.	843,627
50,586	Watpac Ltd.	67,164
30,715	Wattyl Ltd.(b)	28,477
35,253	WDS Ltd.	57,119
22,954	West Australian Newspapers Holdings Ltd.	154,552
19,960	Western Areas NL(b)	87,140
13,358	White Energy Co. Ltd.(b)	30,902
10,519	Whitehaven Coal Ltd.	36,928
71,313	WHK Group Ltd.	66,760
12,401	Windimurra Vanadium Ltd.(b)(c)(d)	1,898
13,791	Wotif.com Holdings Ltd.	74,856

		56,062,947

AUSTRIA — 0.3%
1,109	Agrana Beteiligungs AG	104,958
9,244	Andritz AG	511,643
6,651	A-TEC Industries AG(b)	101,795
5,738	BWIN Interactive Entertainment AG(b)	277,903
2,439	BWT AG	62,491
3,797	CAT Oil AG(b)	42,188
2,439	Christ Water Technology AG(b)	11,881
1,891	Constantia Packaging AG	103,301
4,924	EVN AG	93,261
3,121	Flughafen Wien AG	156,851
1,518	Frauenthal Holding AG(b)	16,978
7,181	Intercell AG(b)	277,936
660	Kapsch TrafficCom AG	23,243
197	Lenzing AG	67,617
1,270	Mayr Melnhof Karton AG	119,802
902	Oberbank AG	56,283
7,603	Oesterreichische Post AG	222,101
1,756	Palfinger AG	41,787
19,005	Raiffeisen International Bank-Holding AG	1,122,104
5,405	RHI AG(b)	150,336
779	Rosenbauer International AG	30,174
526	S&T System Integration & Technology Distribution AG(b)	10,829
2,106	Schoeller-Bleckmann Oilfield Equipment AG	98,526
26,886	Strabag SE	830,506
38,356	Telekom Austria AG	629,379
10,994	Uniqa Versicherungen AG	216,803
11,488	Vienna Insurance Group	649,033
59,284	Voestalpine AG	2,037,176
4,708	Warimpex Finanz- Und Beteiligungs AG(b)	15,936
48,022	Wienerberger AG(b)	870,673
1,503	Wolford AG(b)	26,653

Shares		Value

AUSTRIA (continued)
9,958	Zumtobel AG(b)	$172,632

		9,152,779

BAHAMAS — 0.0%
500	Steiner Leisure Ltd.(b)	18,480

BELGIUM — 0.3%
9,434	Ackermans & Van Haaren NV	684,458
58,466	Agfa Gevaert NV(b)	353,630
3,018	Arseus NV	36,464
89	Banque Nationale de Belgique	450,560
4,431	Barco NV(b)	178,542
4,312	Bekaert SA	556,459
1,909	Cofinimmo	275,207
2,461	Compagnie d’Entreprises CFE	140,559
765	Compagnie Immobiliere de Belgique SA(b)	23,304
4,983	Compagnie Maritime Belge SA	150,258
15,250	Deceuninck NV(b)	31,195
12,200	Deceuninck NV- VVPR Strip(b)	54
6,992	Delhaize Group	475,387
1,685	Devgen(b)	25,169
1,030	D’ieteren SA	374,220
292	Econocom Group	4,203
4,178	Elia System Operator SA NV	168,839
8,725	Euronav NV	170,774
1,908	EVS Broadcast Equipment SA	140,816
3,075	Exmar NV	38,872
3,443	Galapagos NV(b)	41,194
993	Intervest Offices	32,749
3,840	Ion Beam Applications	52,612
99	IRIS	6,019
829	Kinepolis Group NV	33,855
5,034	Melexis NV(b)	52,969
5,279	Mobistar SA	363,387
27,450	Nyrstar(b)	321,962
6,372	Omega Pharma SA	314,329
29,422	Option NV(b)	55,856
4,230	Recticel SA	31,810
840	Roularta Media Group NV(b)	18,926
1,569	Sioen Industries NV	9,952
1,670	Sipef NV	88,353
10,299	Solvay SA	1,013,213
10,644	Telenet Group Holding NV(b)	284,462
9,497	Tessenderlo Chemie NV	348,847
2,026	ThromboGenics NV(b)	46,989
27,297	UCB SA	1,167,788
20,514	Umicore	626,430
1,150	Van De Velde	47,387
445	VPK Packaging Group(b)	15,717
1,797	Warehouses De Pauw SCA	90,735
460	Wereldhave Belgium NV	34,660

		9,379,171

BERMUDA — 0.5%
129,027	Allied World Assurance Co. Holdings Ltd.	5,775,249

4

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

BERMUDA (continued)
400	American Safety Insurance Holdings Ltd.(b)	$5,928
127,600	Argo Group International Holdings Ltd.(b)	4,333,296
7,106	Aspen Insurance Holdings Ltd.	183,335
4,900	Assured Guaranty Ltd.	81,242
167,171	Catlin Group Ltd.	905,422
1,000,000	China Windpower Group Ltd.(b)	114,836
17,000	Dockwise Ltd.(b)	25,088
4,200	Endurance Specialty Holdings Ltd.	151,158
500	Enstar Group Ltd.(b)	30,500
5,000	Flagstone Reinsurance Holdings Ltd.	54,750
8,700	Frontline Ltd.	201,018
1,600	Global Crossing Ltd.(b)	18,240
2,000	Golden Ocean Group Ltd.(b)	2,766
11,158	Helen of Troy Ltd.(b)	254,849
139,415	Hiscox Ltd.	732,210
30,300	Katanga Mining Ltd.(b)	20,442
3,500	Max Capital Group Ltd.	72,275
7,600	MF Global Ltd.(b)	54,112
5,900	Montpelier Re Holdings Ltd.	95,344
3,200	Orient-Express Hotels Ltd. - Class A(b)	27,520
3,400	Platinum Underwriters Holdings Ltd.	121,618
3,500	Renaissancere Holdings Ltd.	183,750
68,400	Seadrill Ltd.(b)	1,477,686
6,300	Signet Jewelers Ltd.(b)	158,823
2,600	Textainer Group Holdings Ltd.	39,156
6,445	Validus Holdings Ltd.	163,058

		15,283,671

BRAZIL — 0.7%
158,000	Acos Villares SA	78,031
15,000	Acucar Guarani SA(b)	39,084
7,300	AES Tiete SA	77,865
17,400	AES Tiete SA Preference Shares	196,066
57,100	All America Latina Logistica SA	419,109
7,700	American Banknote SA	76,799
11,000	Anhanguera Educacional Participacoes SA(b)	152,049
7,500	B2W Companhia Global Do Varejo	217,388
24,400	Banco ABC Brasil SA	137,679
7,200	Banco Daycoval SA	37,398
14,800	Banco Panamericano SA	55,450
13,700	Banco Pine SA - Preference Shares	80,337
16,200	Banco Sofisa SA	50,947
11,900	Bematech SA	56,068
29,200	BR Malls Participacoes SA(b)	313,118
51,500	Braskem SA - Class A, Preference Shares(b)	339,124
78,500	Brookfield Incorporacoes SA	297,673

Shares		Value

BRAZIL (continued)
5,700	Centrais Eletricas de Santa Catarina SA - Class B, Preference Shares	$113,670
29,271	Cia Brasileira de Distribuicao Grupo Pao de Acucar - Class A, Preference Shares	883,480
4,800	Cia de Concessoes Rodoviarias	94,387
2,800	Cia de Gas de Sao Paulo - Class A, Preference Shares	52,452
13,900	Cia de Saneamento Basico do Estado de Sao Paulo	268,279
9,100	Cia de Saneamento de Minas Gerais	160,139
4,000	Cia de Saneamento do Parana, Preference Shares	5,245
14,400	Cia de Tecidos do Norte de Minas - Coteminas, Preference Shares	47,575
4,400	Cia de Transmissao de Energia Eletrica Paulista, Preference Shares	121,889
25,300	Cia Energetica de Sao Paulo- Class B, Preference Shares	294,420
4,050	Cia Energetica do Ceara - Class A, Preference Shares	63,339
9,700	Cia Hering	113,982
27,800	Cia Paranaense de Energia - Class B, Preference Shares	484,322
18,300	Cia Providencia Industria e Comercio SA	58,694
69,464	Confab Industrial SA, Preference Shares	204,259
2,100	Contax Participacoes SA, Preference Shares	94,176
36,100	Cosan SA Industria e Comercio(b)	382,189
9,700	Cremer SA	77,089
36,200	Cyrela Brazil Realty SA	459,281
6,900	Diagnosticos da America SA(b)	170,189
7,480	Eletropaulo Metropolitana de Sao Paulo SA - Class A, Preference Shares	141,524
13,700	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA - Class B, Preference Shares	258,430
198,400	Empresa Brasileira de Aeronautica SA(b)	1,011,371
21,000	Eternit SA	91,792
69,100	Even Construtora e Incorporadora SA	242,415
28,300	Ez Tec Empreendimentos e Participacoes SA	111,812
13,800	Ferbasa-Ferro Ligas DA Bahia, Preference Shares	91,420
18,200	Fertilizantes Fosfatados SA, Preference Shares(b)	175,636
33,500	Gafisa SA	496,339
12,700	Global Village Telecom Holding SA(b)	364,433

5

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

BRAZIL (continued)
26,500	Gol-Linhas Aereas Inteligentes SA, Preference Shares(b)	$270,777
40,800	Grendene SA	182,738
33,900	IdeiasNet SA(b)	101,030
7,500	Iguatemi Empresa de Shopping Centers SA	110,908
24,400	Industrias Romi SA	172,446
120,200	JBS SA	663,229
193,000	Klabin SA, Preference Shares	460,150
7,587	Kroton Educacional SA	80,883
16,800	Light SA	231,458
13,300	Localiza Rent A CAR	139,297
26,200	Log-In Logistica Intermodal SA	123,742
29,900	Lojas Americanas SA	158,699
47,100	Lojas Americanas SA, Preference Shares	307,209
16,700	Lojas Renner SA	295,777
4,100	Lupatech SA(b)	62,235
3,700	M Dias Branco SA	79,772
15,033	Magnesita Refratarios SA(b)	110,085
3,165	Magnesita Refratarios SA - RCT(b)	23,536
41,800	Marcopolo SA, Preference Shares	143,794
13,800	Marisa SA	68,076
17,100	Medial Saude SA(b)	139,782
20,000	MPX Energia SA	270,095
13,900	Multiplan Empreendimentos Imobiliarios SA	210,441
17,900	Natura Cosmeticos SA	321,704
38,419	NET Servicos de Comunicacao SA, Preference Shares(b)	473,477
12,100	Obrascon Huarte Lain Brasil SA	192,325
3,200	Odontoprev SA	91,099
12,700	Parana Banco SA	67,768
81,129	Paranapanema SA(b)	310,405
39,000	PDG Realty SA Empreen- dimentos e Participacoes	325,443
20,000	Plascar Participacoes Industriais SA(b)	23,728
32,500	Porto Seguro SA	342,969
10,900	Positivo Informatica SA	124,061
33,900	Randon Participacoes SA, Preference Shares	256,136
14,700	Rodobens Negocios Imobiliarios SA	153,459
60,200	Rossi Residencial SA	397,438
8,200	Sao Carlos Empreendimentos e Participacoes SA	76,805
23,000	Sao Martinho SA(b)	225,874
9,200	Saraiva SA Livreiros Editores, Preference Shares	153,542
78,134	Satipel Industrial SA	541,119
10,100	SLC Agricola SA	73,388
16,000	Sul America SA	376,022
51,626	Suzano Papel e Celulose SA	448,680
11,000	Tam SA, Preference Shares(b)	155,421

Shares		Value

BRAZIL (continued)
2,400	Terna Participacoes SA	$50,000
25,700	Tim Participacoes SA(b)	80,677
88,200	Tim Participacoes SA, Preference Shares	208,784
2,300	Totvs SA	125,328
7,700	Tractebel Energia SA	93,977
30,144	Ultrapar Participacoes SA, Preference Shares	1,320,169
262,572	Uniao de Industrias Petroquimicas SA - Class B, Preference Shares	157,996
13,800	Universo Online SA, Preference Shares	81,080
27,247	Vivo Participacoes SA, Preference Shares	663,233
22,203	Votorantim Celulose e Papel SA(b)	304,132
58,200	Weg SA	571,560

		22,952,371

CANADA — 2.4%
5,100	Aastra Technologies Ltd.	147,290
3,600	Absolute Software Corp.(b)	17,001
68,797	Advantage Oil & Gas Ltd.	429,802
16,400	Aecon Group, Inc.	169,903
500	AG Growth International, Inc.	14,722
35,957	AGF Management Ltd. - Class B	535,675
1,200	Akita Drilling Ltd. - Class A	10,658
21,300	Alamos Gold, Inc.(b)	170,077
31,100	Alimentation Couche-Tard, Inc. - Class B	545,806
9,100	Altius Minerals Corp.(b)	56,935
81,700	Amerigo Resources Ltd.(b)	51,343
16,800	Anatolia Minerals Development Ltd.(b)	33,226
76,423	Anderson Energy Ltd.(b)	69,922
35,500	Antrim Energy, Inc.(b)	42,322
16,600	Aquiline Resources, Inc.(b)	90,053
20,400	Astral Media, Inc.	604,053
6,000	Athabasca Potash, Inc.(b)	32,716
31,100	Atna Resources Ltd.(b)	21,556
14,336	Atrium Innovations, Inc.(b)	186,810
33,171	ATS Automation Tooling Systems, Inc.(b)	191,598
8,300	Augusta Resource Corp.(b)	20,864
25,500	Aura Minerals, Inc.(b)	74,234
22,800	Aurizon Mines Ltd.(b)	97,981
192,663	Baffinland Iron Mines Corp.(b)	96,149
38,800	Baja Mining Corp.(b)	28,328
39,244	Ballard Power Systems, Inc.(b)	85,230
41,500	Bankers Petroleum Ltd.(b)	181,794
27,100	Berens Energy Ltd.(b)	28,802
6,400	Bioms Medical Corp.(b)	1,922
200	BioteQ Environmental Technologies, Inc.(b)	218
55,950	Biovail Corp.	754,928
29,800	Birchcliff Energy Ltd.(b)	201,595

6

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

CANADA (continued)
5,600	Boardwalk Real Estate Investment Trust	$191,437
203,200	Bombardier, Inc. - Class B	824,406
13,900	Boralex, Inc. - Class A(b)	114,329
23,900	Breaker Energy Ltd.(b)	118,832
232,000	Breakwater Resources Ltd.(b)	82,547
3,800	Burcon NutraScience Corp.(b)	25,110
35,126	CAE, Inc.	273,658
9,200	Calfrac Well Services Ltd.	145,731
9,100	Calloway Real Estate Investment Trust	148,688
6,600	Calvalley Petroleum, Inc. - Class A(b)	12,626
23,300	Canaccord Capital, Inc.(b)	244,617
4,100	Canada Bread Co. Ltd.	173,352
4,100	Canadian Apartment Properties REIT	51,077
3,700	Canadian Real Estate Investment Trust	87,367
30,200	Canadian Tire Corp. Ltd. - Class A	1,526,397
22,900	Canadian Utilities Ltd. - Class A	815,431
22,300	Canadian Western Bank	440,621
8,782	Canam Group, Inc.	56,082
37,300	Canfor Corp.(b)	208,553
15,000	Cangene Corp.(b)	80,680
25,000	Capstone Mining Corp.(b)	67,465
15,900	Cardiome Pharma Corp.(b)	60,981
27,700	Cascades, Inc.	179,197
9,900	Cash Store Financial Services, Inc. (The)	94,695
189,687	Catalyst Paper Corp.(b)	46,455
10,800	CCL Industries - Class B	224,174
81,700	Celestica, Inc.(b)	673,503
4,600	Celtic Exploration Ltd.(b)	82,898
16,209	Centerra Gold, Inc.(b)	124,333
10,100	Cequence Energy Ltd.(b)	32,669
97,700	CGI Group, Inc. - Class A(b)	1,193,655
148,400	Chariot Resources Ltd.(b)	41,144
9,800	Chartwell Seniors Housing Real Estate Investment Trust	54,251
2,900	Churchill Corp. (The) - Class A(b)	42,426
16,400	CI Financial Corp.	289,336
100	CIC Energy Corp.(b)	162
8,500	Cinch Energy Corp.(b)	11,783
43,000	Claude Resources, Inc.(b)	30,599
7,600	Cogeco Cable, Inc.	217,594
10,000	COM DEV International Ltd.(b)	28,372
1,600	Comaplex Minerals Corp.(b)	9,242
3,800	Cominar Real Estate Investment Trust	63,319
57,200	Compton Petroleum Corp.(b)	58,149
2,500	Computer Modelling Group Ltd.	35,950
188,200	Connacher Oil & Gas Ltd.(b)	172,190

Shares		Value

CANADA (continued)
48,900	Consolidated Thompson Iron Mines Ltd.(b)	$225,960
1,300	Constellation Software, Inc.	42,951
3,100	Corby Distilleries Ltd. - Class A	44,263
34,250	Corridor Resources, Inc.(b)	99,707
21,600	Corus Entertainment, Inc. - Class B	355,126
17,600	Cott Corp.(b)	139,232
22,300	Crescent Point Energy Corp.	758,412
32,445	Crew Energy, Inc.(b)	297,149
374,914	Crowflight Minerals, Inc.(b)	81,424
34,300	Crystallex International Corp.(b)	7,608
2,800	Dalsa Corp.	18,140
19,479	Daylight Resources Trust	155,897
45,200	Delphi Energy Corp.(b)	64,330
125,204	Denison Mines Corp.(b)	190,921
16,400	Descartes Systems Group, Inc. (The)(b)	85,027
7,250	Detour Gold Corp.(b)	89,448
600	Domtar Corp.(b)	25,134
11,500	Dorel Industries, Inc. - Class B	308,530
6,800	DragonWave, Inc.(b)	54,485
6,200	Dundee Precious Metals, Inc.(b)	20,685
1,700	Dundee Real Estate Investment Trust	30,244
23,000	DundeeWealth, Inc.	266,550
290,450	Eastern Platinum Ltd.(b)	193,266
22,300	ECU Silver Mining, Inc.(b)	14,838
58,400	Eldorado Gold Corp.(b)	650,898
4,700	Emera, Inc.	95,690
11,450	Empire Co. Ltd. - Class A	454,910
8,100	Endeavour Silver Corp.(b)	21,709
41,700	Ensign Energy Services, Inc.	598,109
5,100	Entree Gold, Inc.(b)	12,396
7,900	Epsilon Energy Ltd. (Canada)(b)	14,602
192,600	Equinox Minerals Ltd.(b)	647,904
2,500	Equitable Group, Inc.	47,595
54,600	European Goldfields Ltd.(b)	307,805
6,500	Evertz Technologies Ltd.	87,644
12,009	Exfo Electro Optical Engineering, Inc.(b)	43,839
10,300	Extendicare Real Estate Investment Trust	72,344
31,600	Fairborne Energy Ltd.(b)	129,957
4,400	Fairfax Financial Holdings Ltd.	1,573,964
29,900	Farallon Mining Ltd.(b)	12,987
64,225	Finning International, Inc.	947,305
30,350	First Majestic Silver Corp.(b)	88,073
18,100	First Quantum Minerals Ltd.	1,238,170
6,800	FirstService Corp.(b)	121,163
125,000	FirstService Corp. Voting Shares(b)(d)	2,221,250
16,400	Flint Energy Services Ltd.(b)	178,088
35,541	FNX Mining Co., Inc.(b)	330,759

7

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

CANADA (continued)
25,200	Fortis, Inc.	$589,215
11,800	Forzani Group Ltd. (The) - Class A	136,315
36,100	Franco-Nevada Corp.	897,454
43,215	Fronteer Development Group, Inc.(b)	164,545
37,100	Galleon Energy, Inc. - Class A(b)	186,520
45,800	Gammon Gold, Inc.(b)	372,055
15,500	Garda World Security Corp. - Class A(b)	134,795
10,000	Gennum Corp.	39,185
24,800	Gildan Activewear, Inc.(b)	436,845
41,500	Globestar Mining Corp.(b)	34,134
1,800	Gluskin Sheff & Associates, Inc.	31,523
6,900	GMP Capital, Inc.	93,229
22,600	Grande Cache Coal Corp.(b)	77,906
106,800	Great Basin Gold Ltd.(b)	156,935
20,200	Great Canadian Gaming Corp.(b)	140,385
3,800	Greystar Resources Ltd.(b)	16,155
86,300	Groupe Aeroplan, Inc.	738,541
7,400	Guyana Goldfields, Inc.(b)	38,229
7,700	Hanfeng Evergreen, Inc.(b)	42,341
23,100	Harry Winston Diamond Corp.	189,360
3,500	Heroux-Devtek, Inc.(b)	16,238
8,400	Home Capital Group, Inc.	283,351
59,100	HudBay Minerals, Inc.(b)	765,206
68,400	IAMGOLD Corp.	907,112
29,060	IESI-BFC Ltd.	373,304
7,400	Imax Corp.(b)	76,390
19,243	Imperial Metals Corp.(b)	100,123
2,800	Indigo Books & Music, Inc.	34,416
32,200	Industrial Alliance Insurance and Financial Services, Inc.	826,686
17,100	Inmet Mining Corp.	906,163
18,640	Intact Financial Corp.	566,754
29,950	Intermap Technologies Corp.(b)	69,197
6,300	International Forest Products Ltd. - Class A(b)	17,467
98,800	Iteration Energy Ltd.(b)	104,091
30,700	Ivanhoe Energy, Inc.(b)	71,498
36,750	Ivanhoe Mines Ltd.(b)	396,012
116,500	Ivernia, Inc.(b)	34,991
25,700	Jean Coutu Group PJC, Inc. (The) Class A	209,486
10,400	Jinshan Gold Mines, Inc.(b)	16,916
3,454	KAB Distribution, Inc.(b)(c)(d)	4
5,280	Keegan Resources, Inc.(b)	24,788
5,300	Keystone North America, Inc.	38,548
26,000	Kingsway Financial Services, Inc.	98,757
6,900	Kirkland Lake Gold, Inc.(b)	53,565
53,075	Lake Shore Gold Corp.(b)	167,752
13,800	Laramide Resources(b)	16,325
11,850	Laurentian Bank of Canada	432,910

Shares		Value

CANADA (continued)
2,400	Le Chateau, Inc.	$26,616
12,400	Leon’s Furniture Ltd.	110,013
21,760	Linamar Corp.	303,661
27,400	Linear Gold Corp.(b)	51,151
167,300	Lundin Mining Corp.(b)	672,571
6,700	MacDonald Dettwiler & Associates Ltd.(b)	228,483
2,100	MAG Silver Corp.(b)	11,043
50,968	Magna International, Inc. - Class A	2,011,777
9,200	Major Drilling Group International	183,481
4,700	Manitoba Telecom Services, Inc.	136,433
29,500	Maple Leaf Foods, Inc.	305,619
1,900	Marsulex, Inc.	17,823
28,250	Martinrea International, Inc.(b)	187,454
4,300	Maxim Power Corp.(b)	13,869
49,200	MDS, Inc.(b)	389,217
102,100	Mega Uranium Ltd.(b)	68,881
14,300	Mercator Minerals Ltd.(b)	32,246
38,400	Methanex Corp.	662,210
20,325	Metro, Inc. - Class A	633,953
15,000	Migao Corp.(b)	93,434
4,400	Miranda Technologies, Inc.(b)	23,056
5,300	Morguard Real Estate Investment Trust	58,434
3,800	Mosaid Technologies, Inc.	57,770
33,351	Mullen Group Ltd.	482,365
45,143	Nautilus Minerals, Inc.(b)	49,229
19,800	Neo Material Technologies, Inc.(b)	63,130
138,000	New Gold, Inc.(b)	499,940
20,596	Newalta, Inc.	145,612
6,400	Niko Resources Ltd.	518,128
4,510	Norbord, Inc.	62,062
8,400	North American Palladium Ltd.(b)	20,184
5,300	Northern Dynasty Minerals Ltd.(b)	34,777
2,300	Northern Property Real Estate Investment Trust	43,405
91,900	Northgate Minerals Corp.(b)	235,260
13,400	Novagold Resources, Inc.(b)	57,337
13,600	Noveko International, Inc.(b)	31,422
24,749	NuVista Energy Ltd.(b)	262,803
4,800	Oncolytics Biotech, Inc.(b)	15,482
25,600	Onex Corp.	577,511
11,100	Open Text Corp.(b)(e)	414,436
1,052	Open Text Corp.(b)(e)	38,966
117,600	OPTI Canada, Inc.(b)	206,497
39,961	Orleans Energy Ltd.(b)	86,049
26,000	Orvana Minerals Corp.(b)	20,424
29,800	Osisko Mining Corp.(b)	201,044
46,000	Pacific Rubiales Energy Corp.(b)	559,882
5,800	Paladin Labs, Inc.(b)	98,896

8

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

CANADA (continued)
18,800	PAN American Silver Corp.(b)	$397,701
15,900	Paramount Resources Ltd. - Class A(b)	198,080
1,700	Parkbridge Lifestyles Communities, Inc.(b)	6,363
11,600	Pason Systems, Inc.	121,676
108,500	Pearl Exploration & Production Ltd.(b)	211,575
15,900	Petaquilla Minerals Ltd.(b)	3,967
5,100	Petro Andina Resources, Inc. - Class A(b)	50,432
21,830	PetroBakken Energy Ltd. - Class A(b)	629,853
16,900	Petrobank Energy & Resources Ltd.(b)	739,380
4,100	Petrolifera Petroleum Ltd.(b)	3,410
3,200	Petrominerales Ltd.(b)	44,360
113,000	Phoscan Chemical Corp.(b)	35,507
11,900	Plutonic Power Corp.(b)	33,543
13,500	Points International Ltd.(b)	4,117
12,300	Polymet Mining Corp.(b)	32,283
489	Precision Drilling Trust	3,203
3,400	Premium Brands Holdings Corp.	34,470
56,000	Progress Energy Resources Corp.	716,270
17,300	QLT, Inc.(b)	58,357
39,500	Quadra Mining Ltd.(b)	550,492
16,800	Quebecor, Inc. - Class B	343,282
8,500	Queenston Mining, Inc.(b)	43,598
56,500	Quest Capital Corp.	55,871
52,100	Questerre Energy Corp.(b)	115,077
30,400	Red Back Mining, Inc.(b)	393,889
16,300	Reitmans (Canada) Ltd. - Class A	246,146
1,600	Resverlogix Corp.(b)	3,578
2,400	Richelieu Hardware Ltd.	44,915
15,772	Riocan Real Estate Investment Trust	267,324
14,200	Ritchie Bros. Auctioneers, Inc.(e)	312,727
200,000	Ritchie Bros. Auctioneers, Inc.(e)	4,384,000
51,900	RONA, Inc.(b)	710,354
23,700	Rubicon Minerals Corp.(b)	95,497
2,000	RuggedCom, Inc.(b)	34,656
21,250	Russel Metals, Inc.	310,487
5,700	Samuel Manu-Tech, Inc.	23,020
188,000	Sandvine Corp.(b)	218,918
20,600	Saputo, Inc.	494,415
37,900	Savanna Energy Services Corp.	251,838
2,040	Seabridge Gold, Inc.(b)	41,005
21,900	SEMAFO, Inc.(b)	66,385
13,425	ShawCor Ltd. - Class A	349,381
149,700	Sherritt International Corp.	960,139
93,264	Shore Gold, Inc.(b)	77,573
13,600	Sierra Wireless, Inc.(b)	122,294

Shares		Value

CANADA (continued)
11,500	Silver Standard Resources, Inc.(b)	$215,535
42,900	Silver Wheaton Corp.(b)	539,199
26,400	Silvercorp Metals, Inc.	136,386
66,900	Sino-Forest Corp.(b)	941,627
22,700	SNC-Lavalin Group, Inc.	917,818
35,300	Sprott Resource Corp.(b)	125,273
14,700	St. Andrew Goldfields Ltd.(b)	6,793
11,000	Stantec, Inc.(b)	265,838
36,400	Starfield Resources, Inc.(b)	3,532
1,200	Stella-Jones, Inc.	23,955
5,200	Storm Exploration, Inc.(b)	64,781
44,000	Stornoway Diamond Corp.(b)	11,792
19,900	SunOpta, Inc.(b)	73,012
20,400	Superior Plus Corp.	232,082
2,640	SXC Health Solutions Corp.(b)	121,234
7,200	Tanzanian Royalty Exploration Corp.(b)	20,827
59,200	Taseko Mines Ltd.(b)	160,303
77,325	Teck Resources Ltd. - Class B(b)	2,244,608
7,400	Theratechnologies, Inc.(b)	19,149
40,000	Thompson Creek Metals Co., Inc.(b)	404,048
27,352	Tim Hortons, Inc.	782,858
7,300	Timminco Ltd.(b)	12,413
9,300	TMX Group, Inc.	249,249
14,650	Toromont Industries Ltd.	335,228
24,900	Torstar Corp. - Class B.	177,422
11,903	Total Energy Services, Inc.	51,042
59,100	TransAlta Corp.	1,102,748
1,400	Transat A.T., Inc. - Class A	18,541
28,600	Transcontinental, Inc. - Class A	343,343
31,800	TransForce, Inc.	216,594
19,100	Transglobe Energy Corp.(b)	72,548
1,200	Transition Therapeutics, Inc.(b)	8,595
49,400	Trican Well Service Ltd.	577,981
52,400	Trinidad Drilling Ltd.	342,376
5,700	TVA Group, Inc. - Class B	66,901
58,500	Uex Corp.(b)	59,470
4,400	Uni-Select, Inc.	109,344
191,785	Uranium One, Inc.(b)	544,134
52,000	Ur-Energy, Inc.(b)	43,251
159,000	UTS Energy Corp.(b)	299,764
8,900	Vector Aerospace Corp.(b)	50,256
4,700	Vernenex Energy, Inc.(b)	29,754
13,560	Vero Energy, Inc.(b)	49,125
100,725	Viterra, Inc.(b)	958,798
2,100	Vitran Corp., Inc.(b)	17,952
1,400	Waste Services, Inc.(b)	9,184
1,600	WaterFurnace Renewable Energy, Inc.	36,701
39,400	West Energy Ltd.(b)	93,216
13,864	West Fraser Timber Co. Ltd.	334,412
18,100	Western Coal Corp.(b)	46,837
22,900	Western Financial Group, Inc.	47,618

9

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

CANADA (continued)
6,300	Westjet Airlines Ltd.(b)	$63,929
9,385	Westport Innovations, Inc.(b)	92,805
34,300	Wi-Lan, Inc.	69,104
10,848	Winpak Ltd.	76,494
4,300	Xtreme Coil Drilling Corp.(b)	19,472
97,900	Yamana Gold, Inc.	1,038,669
62,000	Zarlink Semiconductor, Inc.(b)	44,120
1,100	ZCL Composites, Inc.	3,934

		78,909,219

CAYMAN ISLANDS — 0.0%
5,200	Fresh Del Monte Produce, Inc.(b)	112,892
2,400	Greenlight Capital Re Ltd. - Class A(b)	44,784
1,700	Herbalife Ltd.	57,205
16,000	Siem Offshore, Inc.(b)	24,702
900	United America Indemnity Ltd.(b)	6,309

		245,892

CHILE — 0.1%
171,298	AES Gener SA	72,546
963,401	Almendral SA	92,992
12,188	Banco de Credito e Inversiones	353,325
164,971	Banmedica SA	174,308
11,464	CAP SA	298,459
49,991	Cementos BIO BIO SA	103,381
23,013	Cia Cervecerias Unidas SA	162,142
12,790	Cia de Consumidores de Gas de Santiago SA	57,332
41,009	Cia General de Electricidad	258,358
62,345	Cia Sudamericana de Vapores SA(b)	51,178
49,225,119	CorpBanca SA	333,761
17,867	Cristalerias de Chile SA	201,570
18,148	Embotelladora Andina SA - Class B, Preference Shares	55,680
12,193	Empresa Nacional de Telecomu- nicaciones SA	162,136
792,236	Empresas Iansa SA(b)	57,446
36,151	Empresas La Polar SA	183,679
37,174	Farmacias Ahumada SA	79,816
200,535	Industrias Forestales SA	47,211
192,747	Inversiones Aguas Metropolitanas SA	227,761
1,454,475	Madeco SA	94,509
502,005	Masisa SA	74,466
115,607	Ripley Corp. SA	87,685
31,991	Salfacorp SA	55,492
132,510	Socovesa SA	48,646
186,725	Vina Concha y Toro SA	400,529
7,792,205	Vina San Pedro SA	57,970

		3,792,378

Shares		Value

CHINA — 0.3%
150,000	AAC Acoustic Technologies Holdings, Inc.	$190,060
180,000	Agile Property Holdings Ltd.	237,362
278,000	Air China Ltd. - H Shares(b)	154,959
4,000	Ajisen China Holdings Ltd.	3,401
182,000	Aluminum Corp. of China Ltd. - H Shares(b)	205,009
86,000	Angang Steel Co. Ltd. - H Shares	163,118
22,000	Anhui Conch Cement Co. Ltd. - H Shares	145,338
48,000	Anhui Expressway Co. Ltd. - H Shares	30,286
192,000	AviChina Industry & Technology Co. - H Shares(b)	62,677
30,000	Baoye Group Co. Ltd. - H Shares	23,225
200,000	Beijing Capital International Airport Co. Ltd. - H Shares(b)	137,029
92,000	Beijing Capital Land Ltd. - H Shares	39,292
192,000	Beijing North Star Co. Ltd.	72,339
344,000	Bosideng International Holdings Ltd.	61,696
263,000	China Aoyuan Property Group Ltd.(b)	50,563
164,000	China Communications Services Corp. Ltd. - H Shares	86,124
202,500	China COSCO Holdings Co. Ltd. - H Shares	257,103
242,000	China Eastern Airlines Corp. Ltd. - H Shares(b)	67,134
291,000	China Energy Ltd.(b)	50,869
25,000	China High Speed Transmission Equipment Group Co. Ltd.	50,966
85,000	China Molybdenum Co. Ltd. - H Shares	71,618
24,000	China National Building Material Co. Ltd. - H Shares	52,830
45,000	China National Materials Co. Ltd. - H Shares	36,347
54,000	China Oilfield Services Ltd. - H Shares	60,060
174,000	China Railway Group Ltd. - H Shares(b)	140,319
202,000	China Rare Earth Holdings Ltd.(b)	44,309
939,600	China Resources Microelec- tronics Ltd.(b)	24,853
54,000	China Shineway Pharmaceutical Group Ltd.	75,946
561,000	China Shipping Container Lines Co. Ltd. - H Shares(b)	205,574
58,000	China Shipping Development Co. Ltd. - H Shares	83,967
188,000	China Southern Airlines Co. Ltd. - H Shares(b)	55,792

10

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

CHINA (continued)
152,000	China Wireless Technologies Ltd.	$25,888
156,000	China Yurun Food Group Ltd.	322,861
106,000	Chongqing Iron & Steel Co. Ltd. - H Shares	39,663
335,000	Country Garden Holdings Co.	130,971
182,000	Dalian Port PDA Co. Ltd. - H Shares	67,162
152,000	Datang International Power Generation Co. Ltd. - H Shares	73,743
20,000	Delong Holdings Ltd.(b)	12,129
12,800	Dongfang Electric Corp. Ltd. - H Shares	64,576
310,000	Dongfeng Motor Group Co. Ltd. - H Shares	376,390
339,000	Fosun International	234,451
275,000	Foxconn International Holdings Ltd.(b)	248,026
148,000	Golden Eagle Retail Group Ltd.	256,272
37,500	Great Wall Motor Co. Ltd. - H Shares	42,725
81,500	Greentown China Holdings Ltd.	119,250
188,000	Guangshen Railway Co. Ltd. - H Shares	77,381
118,000	Harbin Power Equipment Co. Ltd. - H Shares	112,364
89,000	Hidili Industry International Development Ltd.(b)	93,821
124,000	Huadian Power International Co. - H Shares(b)	34,879
140,000	Hunan Non-Ferrous Metal Corp. Ltd. - H Shares(b)	43,534
141,000	Intime Department Store Group Co. Ltd.	99,880
58,000	Jiangsu Expressway Co. Ltd. - H Shares	52,386
88,000	Jiangxi Copper Co. Ltd. - H Shares	205,290
148,500	KWG Property Holding Ltd.	109,217
88,000	Li Ning Co. Ltd.	242,987
29,000	Lianhua Supermarket Holdings Co. Ltd. - H Shares	62,564
214,000	Maanshan Iron & Steel - H Shares(b)	132,262
236,000	Pacific Textile Holdings Ltd.	116,931
34,500	Parkson Retail Group Ltd.	56,801
94,000	PICC Property & Casualty Co. Ltd - H Shares(b)	70,710
160,000	Qingling Motors Co. Ltd. - H Shares	33,651
2,806,000	Semiconductor Manufacturing International Corp.(b)	139,391
98,000	Shanghai Electric Group Co. Ltd. - H Shares	47,039
78,000	Shanghai Forte Land Co. - H Shares	24,154

Shares		Value

CHINA (continued)
172,000	Shenzhen Expressway Co. Ltd. - H Shares	$83,446
435,600	Shui On Land Ltd.	270,346
100,000	Sichuan Expressway Co. Ltd. - H Shares	43,612
125,000	Sichuan Xinhua Winshare Chainstore Co. Ltd. - H Shares	51,773
286,660	Sino-Ocean Land Holdings Ltd.	285,913
252,000	Sinopec Shanghai Petrochemical Co. Ltd.(b)	102,748
142,000	Sinopec Yizheng Chemical Fibre Co. Ltd. - H Shares(b)	35,911
356,000	Sinotrans Ltd. - H Shares	94,625
901,000	Sinotrans Shipping Ltd.	411,543
61,000	Sinotruk Hong Kong Ltd.	73,198
254,500	Soho China Ltd.	139,233
65,500	Stella International Holdings Ltd.	125,081
16,200	Student Transportation of America Ltd.	65,875
6,800	Tencent Holdings Ltd.	120,291
62,000	Tianjin Capital Environmental Protection Group Co. Ltd. - H Shares	17,600
102,000	Tingyi Cayman Islands Holding Corp.	229,001
147,000	Travelsky Technology Ltd. - H Shares	127,081
18,000	Tsingtao Brewery Co. Ltd. - H Shares	74,088
15,000	Weichai Power Co. Ltd. - H Shares	99,675
110,000	Weiqiao Textile Co. Ltd. - H Shares	77,921
126,000	Xinao Gas Holdings Ltd.	271,828
114,000	Xinjiang Xinxin Mining Industry Co. Ltd. - H Shares	61,632
30,000	Yanzhou Coal Mining Co. Ltd. - H Shares	47,766
118,000	Zhejiang Expressway Co. Ltd. - H Shares	101,858
40,000	Zhejiang Glass Co. Ltd. - H Shares(b)	10,735
24,000	Zhuzhou CSR Times Electric Co. Ltd. - H Shares	43,973
12,740	ZTE Corp. - H Shares	71,753

		9,848,020

CYPRUS — 0.0%
25,000	Deep Sea Supply Plc(b)	36,239
90,000	Prosafe Production Public Ltd.(b)	202,763
29,500	ProSafe SE	154,561

		393,563

DENMARK — 0.3%
1,482	ALK-Abello A/S	126,156

11

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

DENMARK (continued)
4,607	Alm Brand A/S(b)	$112,960
7,389	Amagerbanken A/S(b)	81,820
5,250	Auriga Industries - Class B	89,278
12,129	Bang & Olufsen A/S(b)	187,070
2,025	Bavarian Nordic A/S(b)	81,084
9,000	Capinordic A/S(b)	4,858
185	Coloplast A/S - Class A	15,163
9,368	D/S Norden	354,733
11,259	D/S Torm A/S	121,334
5,928	Dalhoff Larsen & Horneman A/S - Class B(b)	28,718
23,636	Danisco A/S	1,479,222
950	DFDS A/S(b)	65,184
250	DiBa Bank A/S(b)	5,067
28,630	DSV A/S(b)	448,932
3,657	East Asiatic Co. Ltd. A/S	133,054
2,200	Fionia Bank A/S(b)(c)(d)	13,921
10,914	FLSmidth & Co. A/S	581,605
5,773	Genmab A/S(b)	151,823
81,337	GN Store Nord A/S(b)	459,981
26,748	Greentech Energy Systems(b)	133,813
90	H+H International A/S - Class B(b)	4,627
1,541	Harboes Bryggeri A/S - Class B	36,565
1,200	IC Companys A/S(b)	33,220
22,776	Jyske Bank A/S(b)	855,690
3,003	NeuroSearch A/S(b)	49,879
9,765	NKT Holding A/S(b)	558,028
1,300	Nordjyske Bank A/S(b)	29,562
250	Norresundby Bank A/S(b)	8,898
200	Parken Sport & Entertainment A/S(b)	19,615
661	PER Aarsleff A/S - Class B	70,972
980	Ringkjoebing Landbobank A/S(b)	119,757
2,753	Rockwool International AS - Class B	233,533
1,125	Royal UNIBREW A/S(b)	32,923
350	Sanistal A/S - Class B(b)	5,744
291	Satair A/S	10,012
6,623	Schouw & Co.	130,306
930	SimCorp A/S	180,217
8,021	Sjaelso Gruppen(b)	23,632
1,474	Solar Holdings A/S - Class B	85,982
10,199	Spar Nord Bank A/S(b)	123,019
325	Sparbank(b)	8,162
100	Sparekassen Faaborg A/S(b)	17,005
26,798	Sydbank A/S(b)	659,716
2,012	Thrane & Thrane A/S	55,101
17,895	TK Development(b)	84,924
2,076	Topdanmark A/S(b)	300,075
57,742	TopoTarget A/S(b)	29,115
3,445	Vestjysk Bank A/S(b)	70,845

		8,512,900

Shares		Value

EGYPT — 0.8%
560,820	Orascom Construction Industries GDR	$27,199,770

FINLAND — 0.6%
9,896	Ahlstrom Oyj	135,877
11,568	Alma Media	115,593
39,441	Amer Sports Oyj - Class A	345,938
5,127	Atria Plc	95,823
1,400	Bank of Aland Plc - Class B	48,726
13,964	Cargotec Corp. - Class B	300,031
16,468	Comptel Oyj	17,692
9,295	Cramo Oyj	150,879
6,818	Digia Plc	30,904
10,700	Elektrobit Corp.(b)	11,023
33,625	Elisa Oyj	652,696
15,985	Finnair Oyj(b)	91,039
6,300	Finnlines Oyj(b)	64,900
9,150	Fiskars Oyj Abp	129,808
11,650	F-Secure Oyj	42,519
3,265	Glaston Oyj Abp	5,670
6,821	HKScan Oyj	88,536
26,718	Huhtamaki Oyj	362,133
21,043	Kemira Oyj	335,073
26,945	Kesko Oyj - Class B	899,343
15,192	Kone Oyj - Class B	568,993
12,000	Konecranes Oyj	321,585
5,400	Lassila & Tikanoja Oyj	121,111
1,850	Lemminkainen Oyj	70,759
52,127	Metso Oyj	1,461,376
64,655	M-real Oyj - Class B(b)	94,198
37,504	Neste Oil Oyj	665,624
25,231	Nokian Renkaat Oyj	539,887
1,850	Olvi Oyj - Class A	66,294
29,419	Oriola-KD Oyj - Class B	155,427
9,402	Orion Oyj - Class A	179,735
16,563	Orion Oyj - Class B	315,168
48,189	Outokumpu Oyj	800,656
4,348	Outotec Oyj	138,021
2,400	PKC Group Oyj	19,426
71,582	Pohjola Bank Plc	798,504
1,080	Ponsse Oyj(b)	8,265
7,300	Poyry Oyj	108,290
30,691	Raisio Plc - V Shares	114,723
34,032	Ramirent Oyj(b)	339,564
6,800	Rapala VMC Oyj	48,535
34,374	Rautaruukki Oyj	704,163
17,885	Ruukki Group Oyj(b)	57,379
19,422	Sanoma Oyj	359,566
740	Scanfil Oyj	2,821
1,297	SRV Group Plc	10,059
2,988	Stockman Oyj Abp - Class A	81,526
13,158	Stockman Oyj Abp - Class B	337,901
212,832	Stora Enso Oyj - Class R(b)	1,616,184
15,963	Tecnomen Lifetree Oyj	21,613
14,073	Tieto Oyj	282,077
190,224	UPM-Kymmene Oyj	2,289,933

12

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

FINLAND (continued)
17,900	Uponor Oyj	$325,593
1,200	Vacon Plc	42,684
1,187	Vaisala Oyj - Class A	42,186
19,968	Wartsila Oyj	725,537
45,716	YIT Oyj	886,050

		18,645,616

FRANCE — 2.6%
4,110	Aeroports de Paris	312,888
778	Affine SA	20,380
70,059	Air France-KLM(b)	1,078,449
916,272	Alcatel-Lucent(b)	3,465,466
902	Ales Groupe	15,929
3,474	Alten Ltd.(b)	87,526
27,561	Altran Technologies SA(b)	133,443
62	ANF SA	2,828
3,839	April Group	144,066
26,764	Arkema SA	1,026,234
6,609	Assystem(b)	89,091
3,383	Atari SA(b)	40,078
22,655	Atos Origin SA(b)	1,064,886
1,591	Audika	50,808
7,010	Beneteau SA	110,178
2,244	BioMerieux	249,726
878	Boiron SA	36,179
1,118	Bonduelle SCA	128,334
2,069	Bongrain SA(b)	156,048
11,907	Bourbon SA	497,300
10,949	Bull SA(b)	45,922
6,030	Bureau Veritas SA	332,777
17,208	Canal Plus	137,510
33,896	Cap Gemini	1,576,802
5,652	Carbone Lorraine	194,469
489	Cegedim SA(b)	46,776
3,162	Cegid Group	73,709
2,640	Ciments Francais SA	288,745
4,566	Club Mediterranee SA(b)	92,898
74,237	Compagnie Generale de Geophysique-Veritas(b)	1,475,432
41,712	Compagnie Generale Des Etablissements Michelin - Class B	3,103,032
1,082	Damartex SA	23,726
10,333	Dassault Systemes SA	597,845
1,095	Delachaux SA	75,738
40,814	Derichebourg SA	201,394
3,318	EDF Energies Nouvelles SA	177,641
1,666	Eiffage SA	91,059
845	Electricite de Strasbourg(b)	138,866
332	Entrepose Contracting	30,190
517	Eramet	162,021
463	Esso Ste Anonyme Francaise	63,415
19,688	Etablissements Maurel Et Prom	397,521
1,280	Etam Developpement SA(b)	28,030
12,585	Euler Hermes SA	1,001,785
88	Euro Disney SCA(b)(c)(d)	16

Shares		Value

FRANCE (continued)
2,797	Euro Disney SCA Non-Registered Shares(b)	$22,228
13,937	Eutelsat Communications	444,049
1,226	Exel Industries SA - Class A	50,248
6,899	Faurecia(b)	134,120
2,688	Fimalac	140,411
839	Fleury Michon SA	47,388
2,642	Fonciere Des Regions	291,802
202	Gaumont SA	12,233
12,894	Gemalto NV(b)	544,310
9,260	GFI Informatique	45,652
3,045	GL Events	71,161
899	Groupe Crit	21,962
97,644	Groupe Eurotunnel SA	967,804
12,889	Groupe Steria SCA	386,949
251	Guerbet	41,367
1,184	Guyenne et Gascogne SA	118,572
6,586	Haulotte Group SA	72,111
70,170	Havas SA	267,664
3,308	ICADE	348,905
2,593	Iliad SA	281,238
8,512	Imerys SA	468,498
2,264	IMS International Metal Service(b)	38,416
8,908	Ingenico	220,501
4,543	Ipsen SA	231,860
5,433	IPSOS	166,705
16,879	JC Decaux SA(b)	342,046
837	Kaufman & Broad SA(b)	20,386
12,671	Klepierre	526,319
1,361	Korian	39,157
49,549	Lagardere SCA	2,246,261
863	Laurent-Perrier	68,937
14,623	Legrand SA	398,118
669	LISI	30,521
10,685	M6-Metropole Television	258,119
629	Maisons France Confort	21,864
3,415	Manitou BF SA(b)	49,754
873	Manutan (Societe)	47,664
1,668	Meetic(b)	48,971
1,975	MR Bricolage	35,605
143,061	Natixis(b)	808,456
4,720	Neopost SA	414,131
12,933	Nexans SA	917,573
8,619	Nexity	321,923
463	Norbert Dentressangle	32,025
8,757	NRJ Group(b)	83,123
6,698	Orpea	302,613
22,865	PagesJaunes Groupe	280,803
66,220	Peugeot SA(b)	2,168,807
1,266	Pierre & Vacances	104,520
2,331	Plastic-Omnium SA	66,516
20,215	Publicis Groupe	770,509
485	Radiall	34,260
8,945	Rallye SA	304,613
6,947	Recylex SA(b)	89,660

13

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

FRANCE (continued)
5,948	Remy Cointreau SA	$288,161
88,196	Rexel SA(b)	1,181,121
11,164	Rhodia SA(b)	165,445
1,356	Rodriguez Group(b)(c)(d)	5,787
1,707	Rubis	157,132
78,924	Safran SA	1,277,632
3,435	Saft Groupe SA	178,774
73,550	SCOR SE	1,875,254
6,382	SEB SA	355,959
3,422	Sechilienne-Sidec	138,741
2,724	SeLoger.com(b)	95,569
6,704	Societe BIC SA	466,560
3,095	Societe Immobiliere de Location pour l’Industrie et le Commerce	393,986
23,410	Societe Television Francaise 1	368,801
16,292	SOITEC(b)	223,745
815	Somfy SA	191,879
811	Sopra Group SA	58,195
1,454	Sperian Protection	103,897
573	Spir Communication(b)	16,865
1,360	Stallergenes	115,123
857	Ste Industrielle d’Aviation Latecoere SA(b)	8,110
1,316	STEF-TFE	79,385
62	Sucriere de Pithiviers-Le-Vieil	57,483
1,305	Synergie SA	33,129
25,408	Technip SA	1,601,484
12,717	Teleperformance	409,483
3,877	Theolia SA(b)	22,138
83,571	Thomson(b)	116,715
2,088	Trigano SA	30,359
10,614	UBISOFT Entertainment(b)	167,916
886	Union Financiere de France BQE SA	34,357
31,023	Valeo SA(b)	845,986
226,330	Vallourec	35,872,528
7,341	Viel et Compagnie	35,219
897	Vilmorin & Cie	98,345
1,248	Virbac SA	117,433
494	VM Materiaux SA	29,807
9,045	Zodiac SA	306,154

		82,861,221

GERMANY — 1.0%
12,623	Aareal Bank AG(b)	273,448
2,064	Adlink Internet Media AG(b)	10,783
9,755	ADVA AG Optical Networking(b)	34,167
10,374	Air Berlin Plc(b)	52,518
11,559	Aixtron AG	346,510
5,964	Alstria Office AG REIT	66,002
7,550	Arques Industries AG(b)	17,000
634	Asian Bamboo AG	17,727
3,892	Augusta Technologie AG	53,267
11,854	Aurubis AG	471,013

Shares		Value

GERMANY (continued)
580	Axel Springer AG	$60,509
6,102	Baader Bank AG	27,748
9,350	Balda AG(b)	25,731
3,136	Bauer AG	124,607
5,853	Bechtle AG	140,056
1,174	Bertrandt AG	31,099
13,375	Bilfinger Berger AG	857,208
1,034	Biotest AG	65,432
780	Boewe Systec AG(b)	6,704
8,211	Carl Zeiss Meditec AG	122,408
24,293	Celesio AG	603,830
2,610	Cenit AG(b)	15,825
2,684	CENTROTEC Sustainable AG(b)	34,009
104	Centrotherm Photovoltaics AG(b)	4,774
1,017	Cewe Color Holding AG	34,977
8,271	Comdirect Bank AG	72,423
32,384	Conergy AG(b)	34,790
6,000	Constantin Medien AG(b)	15,276
1,569	CTS Eventim AG	78,807
4,009	Curanum AG	18,290
6,258	DAB Bank AG	37,483
7,237	Demag Cranes AG	250,922
99,700	Deutsche Lufthansa AG	1,540,595
51,717	Deutsche Postbank AG(b)	1,605,144
39,780	Deutsche Wohnen AG(b)	451,360
22,173	Deutz AG(b)	104,419
7,612	Douglas Holdings AG	339,314
3,145	Duerr AG	69,194
4,400	DVB Bank SE	161,881
2,087	Elexis AG	29,730
2,322	Elmos Semiconductor AG(b)	15,377
1,987	ElringKlinger AG	39,769
920	Envitec Biogas AG	16,910
48,689	Evotec AG(b)	145,456
632	Evotec AG ADR(b)	3,748
3,542	Fielmann AG	260,056
14,402	Fraport AG Frankfurt Airport Services Worldwide	678,230
29,242	Freenet AG(b)	386,015
1,320	Fuchs Petrolub AG	100,256
31,064	GEA Group AG	586,527
5,695	Generali Deutschland Holding AG	548,036
8,501	Gerresheimer AG	241,452
2,237	Gerry Weber International AG	71,175
858	Gesco AG	47,477
5,544	GFK AG	174,191
723	GFT Technologies AG	2,500
18,690	Gildemeister AG	262,949
3,263	GPC Biotech AG(b)(d)	5,378
1,715	Grammer AG(b)	16,910
1,935	Grenkeleasing AG	74,921
3,184	Hamburger Hafen und Logistik AG	124,172

14

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

GERMANY (continued)
26,098	Hannover Rueckversicherung AG(b)	$1,176,793
1,410	Hawesko Holding AG	39,425
9,116	HeidelbergCement AG	546,415
32,016	Heidelberger Druckmaschinen AG(b)	236,053
11,819	Hochtief AG	892,456
547	Homag Group AG	6,810
5,100	Indus Holding AG	87,438
555,298	Infineon Technologies AG(b)	2,504,729
834	Interseroh SE	59,993
47,496	IVG Immobilien AG(b)	425,675
17,471	Jenoptik AG(b)	95,131
3,193	Kizoo AG(b)	24,905
23,845	Kloeckner & Co. SE(b)	523,916
13,410	Kontron AG	159,063
4,116	Krones AG	204,737
210	KSB AG	118,454
7,388	KUKA AG(b)	109,269
1,410	KWS Saat AG	234,685
35,935	Lanxess AG	1,128,009
15,203	Leoni AG	308,754
1,656	Loewe AG	21,300
720	Manz Automation AG(b)	49,801
4,500	Medigene AG(b)	28,410
13,952	Medion AG	146,396
13,558	MLP AG	147,649
2,700	Morphosys AG(b)	70,767
11,359	MTU Aero Engines Holding AG	515,368
120	Muehlbauer Holding AG & Co. KGaA	3,179
6,932	MVV Energie AG	312,165
1,551	Nemetschek AG(b)	34,032
5,755	Nordex AG(b)	93,925
1,199	Pfeiffer Vacuum Technology AG	90,202
11,398	Pfleiderer AG(b)	114,901
7,480	PNE Wind AG(b)	19,484
32,110	Praktiker Bau- und Heimwerk- ermaerkte AG	391,268
79,044	Premiere AG(b)	330,363
1,040	Puma AG	317,918
4,350	PVA TePla AG(b)	25,159
8,485	Q-Cells SE(b)	140,478
16,273	QSC AG(b)	37,838
932	Rational AG	130,999
1,266	REpower Systems AG(b)	193,800
14,967	Rheinmetall AG	813,647
27,228	Rhoen Klinikum AG	661,156
2,578	Roth & Rau AG(b)	87,336
16,963	Salzgitter AG	1,528,769
475	Sartorius AG	11,695
1,302	Schlott Gruppe AG	8,737
15,182	SGL Carbon AG(b)	583,141
21,208	Singulus Technologies(b)	65,543
3,685	Sixt AG	100,868

Shares		Value

GERMANY (continued)
5,314	Software AG	$473,600
3,365	Solar Millennium AG(b)	107,857
13,447	Solarworld AG	291,298
1,149	Solon SE(b)	13,358
24,382	Stada Arzneimittel AG	653,765
904	STINAG Stuttgart Invest AG	25,410
2,302	Stratec Biomedical Systems AG	73,615
17,931	Suedzucker AG	371,017
1,203	Suess Microtec(b)	5,648
15,180	Symrise AG	279,469
4,152	Takkt AG	45,705
21,467	Tognum AG	328,871
61,743	TUI AG(b)	428,424
16,295	United Internet AG(b)	211,508
5,101	Versatel AG(b)	40,762
1,861	Vossloh AG	186,097
2,107	VTG AG	29,147
3,487	Wacker Chemie AG	502,285
12,899	Wacker Neuson SE	156,228
6,438	Wincor Nixdorf AG	377,179
12,563	Wirecard AG	161,033
1,163	Zhongde Waste Technology AG	20,384

		32,850,149

GREECE — 0.4%
1,181	Aegean Airlines SA	7,300
68,418	Agriculture Bank of Greece(b)	196,340
277,090	Alapis Holding Industrial and Commercial SA of Pharmaceutical Chemical & Organizations	236,512
66,873	Alpha Bank AE(b)	1,307,916
59,949	Anek Lines SA(b)	72,344
11,258	Aspis Bank SA(b)	18,059
1,098	Astir Palace Hotel SA(b)	6,237
11,879	Athens Medical Center SA	27,796
5,750	Athens Water Supply & Sewage Co. SA (The)	49,249
22,179	Attica Bank(b)	67,238
5,239	Bank of Greece	393,594
29,378	Coca-Cola Hellenic Bottling Co. SA	773,890
31,722	Diagnostic & Therapeutic Center of Athens Hygeia SA	100,837
61,312	EFG Eurobank Ergasias SA(b)	983,504
37,249	Ellaktor SA	321,778
3,862	Elval Aluminium Process Co.(b)	11,083
2,383	Emporiki Bank SA(b)	17,640
3,298	Euromedica SA(b)	25,772
39,058	Forthnet SA(b)	87,944
9,621	Fourlis Holdings SA	161,410
11,373	Frigoglass SA	154,148
19,954	GEK Terna Holding Real Estate Construction SA	193,224
38,182	Geniki Bank(b)	54,505
9,780	Halcor SA(b)	24,612

15

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

GREECE (continued)
2,570	Hellenic Duty Free Shops SA	$23,752
9,731	Hellenic Exchanges SA Holding Clearing Settlement and Registry	139,483
32,414	Hellenic Petroleum SA	395,927
5,613	Hellenic Telecommunications Organization SA	94,994
11,102	Heracles General Cement Co.	101,460
5,583	Iaso SA	34,344
48,615	Intracom Holdings SA(b)	115,902
29,569	Intracom SA Technical & Steel Constructions(b)	39,599
10,565	J&P-Avax SA	58,460
10,171	Lambrakis Press SA(b)	41,162
373,808	Marfin Investment Group SA(b)	1,507,312
5,160	Metka SA	81,253
45,695	Michaniki SA	111,630
12,165	Motor Oil (Hellas) Corinth Refineries SA	215,726
57,878	Mytilineos Holdings SA	503,391
7,509	Nireus Aquaculture SA(b)	9,172
100,572	Piraeus Bank SA(b)	1,753,879
1,217	Piraeus Port Authority	29,659
28,257	Proton Bank SA(b)	80,674
19,038	Public Power Corp. SA(b)	390,841
2,906	S&B Industrial Minerals SA	22,580
5,750	Sarantis SA	42,395
16,774	Sidenor Steel Products Manufacturing Co. SA(b)	144,657
28,837	Technical Olympic SA(b)	17,824
3,630	Teletypos SA Mega Channel	24,413
5,335	Terna Energy SA	51,033
1,382	Thessaloniki Port Authority SA	28,697
15,920	Titan Cement Co. SA	555,025
45,182	TT Hellenic Postbank SA(b)	324,481
43,104	Viohalco	303,214

		12,535,871

HONG KONG — 0.9%
96,000	Alco Holdings Ltd.	31,339
30,000	Allied Group Ltd.	71,224
1,098,000	Allied Properties HK Ltd.(b)	178,509
92,000	AMVIG Holdings Ltd.	40,360
420,000	Apac Resources Ltd.(b)	29,264
142,000	Asia Financial Holdings Ltd.	48,370
57,000	Asia Satellite Telecommunications Holdings Ltd.	84,578
377,877	Asia Standard International Group Ltd.	56,071
31,000	ASM Pacific Technology Ltd.	245,594
36,000	Associated International Hotels Ltd.(b)	78,037
62,000	Beijing Enterprises Holdings Ltd.	375,190
210,000	Beijing Enterprises Water Group Ltd.(b)	51,212

Shares		Value

HONG KONG (continued)
148,000	Belle International Holdings Ltd.	$152,388
340,000	Brilliance China Automotive Holdings Ltd.(b)	63,611
438,000	C C Land Holdings Ltd.	244,709
64,000	Cafe de Coral Holdings Ltd.	138,567
5,100,000	Capital Estate Ltd.(b)	25,664
1,590,000	Capital Strategic Investment Ltd.	42,672
129,000	Centron Telecom International Holdings Ltd.(b)	37,284
460,000	Century City International	27,599
545,373	Champion Technology Holdings Ltd.	18,296
378,560	Chaoda Modern Agriculture Holdings Ltd.	296,002
925,000	Chaoyue Group Ltd.(b)	128,900
70,000	Chen Hsong Holdings Ltd.	20,412
106,000	Chevalier International Holdings Ltd.	76,318
150,000	Chia Tai Enterprises International Ltd.(b)	2,535
225,000	China Aerospace International Holdings Ltd.(b)	40,644
236,000	China Agri-Industries Holdings Ltd.	230,208
122,000	China BlueChemical Ltd. - H Shares	65,957
130,000	China Electronics Corp. Holdings Co. Ltd.(b)	15,096
245,000	China Everbright International Ltd.	112,855
88,000	China Everbright Ltd.	212,103
174,000	China Foods Ltd.	128,195
228,000	China Gas Holdings Ltd.	92,963
830,000	China Grand Forestry Green Resources Group Ltd.(b)	32,664
63,000	China Green Holdings Ltd.	55,601
1,002,000	China Infrastructure Investment Ltd.(b)	26,504
97,000	China Insurance International Holdings Co. Ltd.(b)	346,688
62,000	China Mengniu Dairy Co. Ltd.(b)	175,995
128,312	China Merchants Holdings International Co. Ltd.	419,694
106,000	China Metal International Holdings, Inc.	23,935
1,070,000	China Mining Resources Group Ltd.(b)	39,347
600,000	China Oil and Gas Group Ltd.(b)	62,708
190,000	China Pharmaceutical Group Ltd.	107,868
346,000	China Power International Development Ltd.(b)	97,324
308,000	China Public Procurement Ltd.(b)	32,190

16

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

HONG KONG (continued)
4,844,000	China Renji Medical Group Ltd.(b)	$41,876
186,000	China Resources Enterprise(c)	640,770
34,800	China Resources Gas Group Ltd.	33,677
70,000	China Resources Land Ltd.	172,692
74,000	China Resources Power Holdings Co. Ltd.	155,826
1,128,000	China Sci-Tech Holdings Ltd.(b)	35,222
210,000	China Seven Star Shopping Ltd.(b)	6,368
720,000	China Solar Energy Holdings Ltd.(b)	11,055
163,200	China State Construction International Holdings Ltd.	66,752
3,700,000	China Timber Resources Group Ltd.(b)	70,179
192,000	China Ting Group Holdings Ltd.	29,233
312,000	China Travel International Investment Hong Kong Ltd.	64,814
800,000	China Yunnan Tin Minerals Group Co. Ltd.(b)	19,819
51,000	Chong Hing Bank Ltd.	99,628
86,000	Chow Sang Sang Holdings International Ltd.	85,776
92,000	Chuang’s Consortium International Ltd.	9,497
147,000	Citic 1616 Holdings Ltd.	49,125
350,000	Citic 21CN Co. Ltd.(b)	10,613
287,000	Citic Pacific Ltd.	749,884
581,000	Citic Resources Holdings Ltd.(b)	167,174
103,000	Clear Media Ltd.(b)	46,249
25,000	CNNC International Ltd.(b)	28,386
600,000	CNPC (Hong Kong) Ltd	643,338
998,000	Coastal Greenland Ltd.(b)	83,701
113,740	Comba Telecom Systems Holdings Ltd.	118,580
120,000	Cosco International Holdings Ltd.	51,560
238,000	COSCO Pacific Ltd.	335,341
756,000	CP Pokphand Co.(b)	42,432
44,000	Cross-Harbour Holdings Ltd.	43,999
55,600	Dah Sing Banking Group Ltd.(b)	78,053
52,400	Dah Sing Financial Holdings Ltd.(b)	298,841
192,000	Daphne International Holdings Ltd.	146,907
510,000	Denway Motors Ltd.	248,084
131,550	Dickson Concepts International Ltd.	61,615
121,000	Digital China Holdings Ltd.	126,617
110,000	Dynasty Fine Wines Group Ltd.	28,812
146,000	Eagle Nice International Holdings Ltd.	50,486

Shares		Value

HONG KONG (continued)
168,234	EganaGoldpfeil Holdings Ltd.(b)(c)(d)	$0
85,000	Emperor Entertainment Hotel Ltd.	9,871
214,000	Emperor International Holdings Ltd.(b)	39,485
446,943	Enerchina Holdings Ltd.(b)	7,036
554,000	eSun Holdings Ltd.(b)	81,490
110,000	Extrawell Pharmaceutical Holdings Ltd.(b)(c)(d)	27,961
225,116	Far East Consortium International Ltd.	72,616
432,000	First Pacific Co.	258,078
54,000	Fong’s Industries Co. Ltd.(b)	14,423
118,000	Fountain SET Holdings Ltd.(b)	18,575
304,000	Franshion Properties China Ltd.	86,687
39,000	FU JI Food and Catering Services Holdings Ltd.(b)(c)(d)	38,244
98,000	Fubon Bank Hong Kong Ltd.	44,510
112,000	Fushan International Energy Group Ltd.	87,285
482,000	Galaxy Entertainment Group Ltd.(b)	208,343
490,000	Geely Automobile Holdings Ltd.	179,557
785,000	Genesis Energy Holdings Ltd.(b)	22,587
598,000	Get Nice Holdings Ltd.	33,564
326,000	Giordano International Ltd.	81,603
408,000	Global Bio-Chem Technology Group Co. Ltd.	100,550
390,000	Global Green Tech Group Ltd.(b)	16,858
116,000	Glorious Sun Enterprises Ltd.	36,371
1,510,000	Golden Resorts Group Ltd.	51,631
110,000	Goldin Properties Holdings Ltd.(b)	43,573
259,600	GOME Electrical Appliances Holdings Ltd.(b)	78,380
44,000	Grande Holdings Ltd. (The)(b)	3,122
216,738	Great Eagle Holdings Ltd.	578,885
534,000	Guangdong Investment Ltd.	282,496
654,000	Guangzhou Investment Co. Ltd.	177,208
180,000	GZI Transportation Ltd.	77,108
160,000	Hannstar Board International Holdings Ltd.	39,638
94,000	Harbour Centre Development Ltd.	76,532
490,000	Heng Tai Consumables Group Ltd.(b)	36,038
36,000	Hengan International Group Co. Ltd.	233,413
492,000	Hi Sun Technology (China) Ltd.(b)	192,986
436,396	HKC Holdings Ltd.(b)	34,911
314,000	HKR International Ltd.(b)	134,510

17

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

HONG KONG (continued)
100,000	Hon Kwok Land Investment Co. Ltd.	$32,902
101,000	Hong Kong Ferry (Holdings) Co. Ltd.	82,231
298,000	Hongkong & Shanghai Hotels (The)	428,340
507,700	Hongkong Chinese Ltd.(b)	45,856
181,000	Hopewell Holdings Ltd.	579,185
116,000	Hopson Development Holdings Ltd.	208,944
12,000	Hua Han Bio-Pharmaceutical Holdings Ltd.(b)	2,152
143,631	Hung Hing Printing Group Ltd.	44,107
1,450,000	Hutchison Harbour Ring Ltd.	106,642
281,000	Hutchison Telecommunications Hong Kong Holdings Ltd.	48,947
556,000	Hutchison Telecommunications International Ltd.	112,632
135,000	I-CABLE Communications Ltd.(b)	16,722
108,244	Industrial and Commercial Bank of China Asia Ltd.	255,310
23,000	Integrated Distribution Services Group Ltd.	32,288
3,525,000	Interchina Holdings Co.(b)	39,115
398,000	IT Ltd.(b)	40,569
242,000	Jinhui Holdings Ltd.(b)	74,940
592,500	Johnson Electric Holdings Ltd.(b)	263,751
510,579	K Wah International Holdings Ltd.	177,216
1,020,000	Kai Yuan Holdings Ltd.(b)	41,457
450,000	Kantone Holdings Ltd.	10,800
42,000	Keck Seng Investments	20,593
154,500	Kingboard Chemical Holdings Ltd.	633,932
313,000	Kingboard Laminates Holdings Ltd.	221,316
190,000	Kingdee International Software Group Co. Ltd.	41,676
234,666	Kingway Brewery Holdings Ltd.(b)	39,362
288,000	Kowloon Development Co. Ltd.	311,404
3,997,000	Lai Sun Development Co. Ltd.(b)	72,202
194,800	Lee & Man Paper Manufacturing Ltd.	392,103
1,104,000	LeRoi Holdings Ltd.(b)	33,475
61,500	Lifestyle International Holdings Ltd.	100,619
40,000	Lijun International Pharmaceutical Holding Ltd.	5,677
105,000	Lippo Ltd.	34,547
110,000	Liu Chong Hing Investment Ltd.	99,494
122,000	Lonking Holdings Ltd.	71,781
361,000	Luen Thai Holdings Ltd.	34,935

Shares		Value

HONG KONG (continued)
110,000	Luk Fook Holdings International Ltd.	$64,437
106,000	Luks Group Vietnam Holdings Co. Ltd.	58,264
62,000	Lung Kee (Bermuda) Holdings Ltd.	31,679
81,000	Meadville Holdings Ltd.	22,470
6,650,000	Media China Corp. Ltd.(b)	50,624
388,000	Melco International Development(b)	215,772
98,000	Midland Holdings Ltd.	85,353
370,000	Ming An Holdings Co. Ltd (The)(b)(d)	116,965
440,000	Mingyuan Medicare Development Co. Ltd.(b)	55,637
108,000	Minmetals Resources Ltd.(b)	29,124
80,000	Minth Group Ltd.	83,611
67,000	Miramar Hotel & Investment Co. Ltd.	73,914
452,000	Mongolia Energy Co. Ltd.(b)	194,792
6,771,148	Nan Hai Corp. Ltd.(b)	97,851
280,000	Natural Beauty Bio-Technology Ltd.	47,689
145,000	Neo-China Land Group Holdings Ltd.(b)(c)(d)	92,611
208,500	Neo-Neon Holdings Ltd.	137,472
383,600	New World China Land Ltd.	155,416
1,510,000	Neway Group Holdings Ltd.	42,279
366,000	Newocean Energy Holdings Ltd.	54,781
768,000	Next Media Ltd.(b)	99,094
251,000	Nine Dragons Paper Holdings Ltd.	367,908
149,000	NWS Holdings Ltd.	287,611
1,165,570	Pacific Andes International Holdings Ltd.	197,014
580,000	Pacific Basin Shipping Ltd.	439,292
450,000	Pacific Century Premium Developments Ltd.(b)	121,932
111,240	Paliburg Holdings Ltd.	33,299
584,000	PCCW Ltd.	143,924
48,000	Peace Mark Holdings Ltd.(b)(c)(d)	0
200,000	Pico Far East Holdings Ltd.	36,902
1,200,000	Polytec Asset Holdings Ltd.	205,930
48,000	Ports Design Ltd.	131,300
138,000	Public Financial Holdings Ltd.	72,114
756,322	PYI Corp. Ltd.(b)	35,131
48,561	Qin Jia Yuan Media Services Co. Ltd.	10,464
332,200	Regal Hotels International Holdings Ltd.	125,590
1,750,000	REXLot Holdings Ltd.	155,802
56,000	Road King Infrastructure Ltd.	45,666
88,000	SA SA International Holdings Ltd.	44,169
831,000	Samson Holding Ltd.	137,245

18

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

HONG KONG (continued)
80,000	SEA Holdings Ltd.	$35,612
85,000	Shanghai Industrial Holdings Ltd.	405,248
3,660,000	Shanghai Zendai Property Ltd.(b)	153,480
86,000	Shangri-La Asia Ltd.	167,557
1,177,500	Shenzhen International Holdings Ltd.	83,562
348,000	Shenzhen Investment Ltd.	140,094
89,000	Shenzhou International Group Holdings Ltd.	95,658
212,500	Shimao Property Holdings Ltd.	404,699
538,000	Shougang Concord International Enterprises Co. Ltd.	94,408
118,000	Shui On Construction & Materials Ltd.	184,837
448,000	Shun Tak Holdings Ltd.	306,366
200,000	Silver Grant International Ltd.	45,676
646,000	Singamas Container Holdings Ltd.(b)	125,029
410,000	Sino Union Petroleum & Chemical International Ltd.(b)	35,444
218,000	Sinofert Holdings Ltd.	109,982
2,330,000	Sino-I Technology Ltd.(b)	15,032
272,250	Sinolink Worldwide Holdings Ltd.	53,043
118,000	Sinopec Kantons Holdings Ltd.	42,327
158,000	Skyfame Realty Holdings Ltd.(b)	10,805
436,000	Skyworth Digital Holdings Ltd.	247,529
52,000	SmarTone Telecommunications Holding Ltd.	39,922
364,000	Solomon Systech International Ltd.	34,755
696,000	South China China Ltd.	50,290
195,486	SRE Group Ltd.(b)	22,701
498,000	Star Cruises Ltd.(b)	116,304
306,000	Stone Group Holdings Ltd.(b)(c)	18,754
177,000	Sun Hung Kai & Co. Ltd.	138,171
1,207,000	Superb Summit International Timber Co. Ltd.(b)	37,533
194,000	TAI Cheung Holdings Ltd.	109,638
116,000	Tai Fook Securities Group Ltd.(b)	51,937
196,000	Tak Sing Alliance Holdings Ltd.	30,853
69,000	Tan Chong International Ltd.	13,087
252,000	TCC International Holdings Ltd.(b)	103,399
29,000	TCL Multimedia Technology Holdings Ltd.(b)	22,975
406,500	Techtronic Industries Co.	335,157
40,000	Television Broadcasts Ltd.	191,221
132,000	Texwinca Holdings Ltd.	112,921
82,800	Tian An China Investment Co. Ltd.	51,602

Shares		Value

HONG KONG (continued)
106,000	Tianjin Development Holdings Ltd.	$66,197
130,000	Tianjin Port Development Holdings Ltd.(b)	48,979
2,720,000	Titan Petrochemicals Group Ltd.(b)	76,158
122,566	Tomson Group Ltd.	55,825
1,740,000	Tongda Group Holdings Ltd.	49,392
193,000	Towngas China Co. Ltd.	77,945
228,000	TPV Technology Ltd.	151,506
35,600	Transport International Holdings Ltd.	101,055
88,000	Truly International Holdings Ltd.	91,745
194,000	Tysan Holdings Ltd.	29,788
102,000	United Laboratories Ltd. (The)	46,853
860,000	United Power Investment Ltd.(b)	28,851
168,000	USI Holdings Ltd.	55,926
134,000	Value Partners Group Ltd.(b)	59,823
45,000	Varitronix International Ltd.	13,935
348,000	Vedan International Holdings Ltd.	34,126
364,000	Victory City International Holdings Ltd.(b)	51,663
136,000	Vitasoy International Holdings Ltd.	82,826
68,000	VODone Ltd.(b)	18,689
102,000	VST Holdings Ltd.	20,399
26,000	VTech Holdings Ltd.	218,059
312,000	Wah Nam International Holdings Ltd.(b)	50,321
70,000	Wai Kee Holdings Ltd.(b)	15,987
325,000	Wheelock Properties Ltd.	227,704
29,000	Wing Hang Bank Ltd.	285,315
29,000	Wing On Co. International Ltd.	38,616
400,800	Wonson International Holdings Ltd.(b)	18,100
74,000	Xinyi Glass Holdings Co. Ltd.	59,198
222,000	Xinyu Hengdeli Holdings Ltd.	73,043
81,640	Xiwang Sugar Holdings Co. Ltd.	19,382
94,000	Yip’s Chemical Holdings Ltd.	65,616
145,000	Yue Yuen Industrial Holdings Ltd.	407,860
3,102,000	Yugang International Ltd.(b)	39,224
31,000	Zhaojin Mining Industry Co. Ltd. - H Shares	55,119

		29,473,533

HUNGARY — 0.1%
1,508	Danubius Hotel & Spa Plc(b)	27,821
2,195	Egis Plc	232,749
344	EMASZ Rt	39,037
28,924	FHB Mortgage Bank Plc(b)	191,454
15,083	Fotex Holding SE Co. Ltd.(b)	33,845

19

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

HUNGARY (continued)
28,929	Magyar Telekom Telecommunications Plc	$125,644
5,470	Richter Gedeon Nyrt	1,145,386

		1,795,936

INDIA — 0.6%
1,272	Aban Offshore Ltd.	33,963
4,494	ABB Ltd. India	73,202
10,956	ACC Ltd.	174,260
6,720	Adani Enterprises Ltd.	102,306
13,319	Aditya Birla Nuvo Ltd.	225,457
6,786	AIA Engineering Ltd.	46,085
36,030	Allahabad Bank	91,523
154,877	Alok Industries Ltd.	63,151
116,788	Ambuja Cements Ltd.	221,565
25,831	Amtek Auto Ltd.	96,251
13,154	Anant Raj Industries Ltd.	36,326
35,532	Andhra Bank	85,113
10,228	Apollo Hospitals Enterprise Ltd.	116,076
43,566	Apollo Tyres Ltd.	44,433
143,696	Ashok Leyland Ltd.	145,333
2,238	Asian Paints Ltd.	77,817
11,229	Aurobindo Pharma Ltd.	180,479
1,746	Bajaj Auto Ltd.	51,713
27,426	Bajaj Hindusthan Ltd.	113,290
11,091	Bajaj Holdings and Investment Ltd	114,984
97,217	Ballarpur Industries Ltd.	45,540
33,302	Balrampur Chini Mills Ltd.	105,724
19,766	Bank of India	139,896
4,328	BEML Ltd.	85,975
2,434	Bharat Electronics Ltd.	74,007
32,980	Bharat Forge Ltd.	184,685
3,384	Bharat Petroleum Corp. Ltd.	36,675
5,155	Bhushan Steel Ltd.	126,776
14,324	Biocon Ltd.	75,638
9,975	Birla Corp. Ltd.	63,718
460	Bosch Ltd.	41,607
1,308	Britannia Industries Ltd.	46,260
15,431	Canara Bank	113,256
9,156	Century Textile & Industries Ltd.	85,604
6,433	CESC Ltd.	50,544
38,402	Chambal Fertilizers & Chemicals Ltd.	38,921
3,521	Colgate Palmolive India Ltd.	52,480
11,251	Crompton Greaves Ltd.	91,632
9,629	Cummins India Ltd.	77,294
24,391	Dabur India Ltd.	79,148
43,860	Dish TV India Ltd.(b)	32,593
3,236	Divi’s Laboratories Ltd.	36,518
17,128	Dr. Reddys Laboratories Ltd.	368,709
5,347	Edelweiss Capital Ltd.	52,371
11,129	EID Parry India Ltd.	73,009
9,200	EIH Ltd.	24,241
27,090	Essar Oil Ltd.(b)	76,226

Shares		Value

INDIA (continued)
36,761	Exide Industries Ltd.	$76,825
52,494	Federal Bank Ltd.	269,204
3,815	Financial Technologies India Ltd.	96,266
22,790	Fortis Healthcare Ltd.(b)	49,108
23,096	Gammon India Ltd.	112,124
18,000	Geodesic Ltd.	43,577
17,337	Gitanjali Gems Ltd.	42,470
2,784	GlaxoSmithKline Consumer Healthcare Ltd.	72,438
3,410	GlaxoSmithKline Pharmaceuticals Ltd.	113,267
6,344	Glenmark Pharmaceuticals Ltd.	30,258
11,114	Godrej Consumer Products Ltd.	63,657
23,771	Godrej Industries Ltd.	89,334
26,421	Great Eastern Shipping Co. Ltd. (The)	134,848
5,928	Great Offshore Ltd.	65,250
50,890	GTL Infrastructure Ltd.(b)	32,670
6,751	GTL Ltd.	47,803
16,814	Gujarat Mineral Development Corp. Ltd.	37,054
26,956	Gujarat Narmada Valley Fertilizers Co. Ltd.	52,976
27,806	Gujarat State Petronet Ltd.(b)	47,720
51,969	GVK Power & Infrastructure Ltd.(b)	49,131
20,140	HCL Infosystems Ltd.	66,040
43,014	HCL Technologies Ltd.	280,074
24,255	Hexaware Technologies Ltd.	39,637
259,972	Hindalco Industries Ltd.	676,431
36,441	Hindustan Construction Co.	97,029
4,729	Hindustan Petroleum Corp. Ltd.	35,524
12,002	Housing Development & Infrastructure Ltd.(b)	80,524
11,000	HT Media Ltd.	30,741
94,790	IDBI Bank Ltd.	229,280
46,270	Idea Cellular Ltd.(b)	50,984
66,875	IFCI Ltd.	62,297
63,064	India Cements Ltd.	147,639
34,265	India Infoline Ltd.	93,059
52,967	Indiabulls Financial Services Ltd.	190,372
73,027	Indiabulls Real Estate Ltd.(b)	381,812
17,561	Indian Bank	58,181
88,392	Indian Hotels Co. Ltd.	136,827
2,039	Indian Overseas Bank	4,342
45,438	Indusind Bank Ltd.	112,470
7,842	Infotech Enterprises Ltd.	39,573
173,718	Infrastructure Development Finance Co. Ltd.	545,585
7,572	ING Vysya Bank Ltd.	45,756
21,385	IRB Infrastructure Developers Ltd.	105,639
80,440	Ispat Industries Ltd.(b)	32,114
36,261	IVRCL Infrastructures & Projects Ltd.	269,303

20

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

INDIA (continued)
3,000	Jain Irrigation Systems Ltd.	$49,684
143,052	Jaiprakash Associates Ltd.	639,645
3,258	Jammu & Kashmir Bank Ltd.	38,640
9,049	Jet Airways India Ltd.(b)	72,253
8,489	Jindal Saw Ltd.	124,538
33,654	Jindal Steel & Power Ltd.	457,319
5,000	Jubilant Organosys Ltd.	25,136
20,887	Karnataka Bank Ltd.	58,927
11,439	Kesoram Industries Ltd.	83,007
32,439	Kotak Mahindra Bank Ltd.	489,503
35,171	KS Oils Ltd.	47,516
8,382	Lanco Infratech Ltd.(b)	87,077
16,381	LIC Housing Finance	254,862
2,490	Lupin Ltd.	65,724
17,000	Madras Cements Ltd.	38,821
25,733	Mahanagar Telephone Nigam	37,642
8,700	Maharashtra Seamless Ltd.	61,131
38,054	Mahindra & Mahindra Ltd.	742,363
58,496	Mangalore Refinery & Petrochemicals Ltd.	92,978
25,011	Marico Ltd.	51,657
7,276	Mastek Ltd.	45,857
31,053	MAX India Ltd.(b)	119,676
46,895	Mercator Lines Ltd.	48,178
6,404	Monnet Ispat & Energy Ltd.	51,134
23,228	Moser Baer India Ltd.	37,242
2,501	Motherson Sumi Systems Ltd.	5,938
9,758	Mphasis Ltd.	140,038
48,344	Nagarjuna Construction Co.	153,581
82,330	Nagarjuna Fertilizers & Chemicals(b)	47,682
16,197	NIIT Technologies Ltd.	47,248
11,104	Nirma Ltd.	41,517
3,602	OnMobile Global Ltd.(b)	27,994
16,334	Opto Circuits India Ltd.	68,950
4,497	Oracle Financial Sevices Software Ltd.(b)	204,048
20,009	Orchid Chemicals & Pharmaceuticals Ltd.	65,397
22,955	Oriental Bank of Commerce	116,816
8,300	Panacea Biotec Ltd.(b)	26,032
15,250	Parsvnath Developers Ltd.(b)	33,591
14,953	Patni Computer Systems Ltd.	139,342
104,278	Petronet LNG Ltd.	143,656
8,500	Pidilite Industries Ltd.	29,682
5,500	Piramal Healthcare Ltd.	44,091
13,994	Polaris Software Lab Ltd.	46,647
54,911	PTC India Ltd.	119,257
30,493	Punj Lloyd Ltd.	129,854
19,421	Ranbaxy Laboratories Ltd.(b)	168,262
8,839	Redington India Ltd.	52,349
18,967	Reliance Capital Ltd.	299,801
11,165	Reliance Infrastructure Ltd.	249,403
71,622	Reliance Natural Resources Ltd. - L Shares(b)	96,838
16,026	Rolta India Ltd.	59,221

Shares		Value

INDIA (continued)
23,282	Ruchi Soya Industries Ltd.	$39,559
40,441	S Kumars Nationwide Ltd.(b)	35,821
53,587	Sesa Goa Ltd.	350,344
18,196	Shree Renuka Sugars Ltd.	71,598
9,905	Shriram Transport Finance Co. Ltd.	83,095
8,559	Siemens India Ltd.	99,322
32,601	South Indian Bank Ltd.	90,934
30,406	Spice Communications Ltd.(b)	35,252
24,300	SREI Infrastructure Finance Ltd.	37,331
2,105	State Bank of Bikaner & Jaip	20,349
11,914	Sterling Biotech Ltd.	22,869
8,719	Sun TV Network Ltd.	57,922
113,176	Suzlon Energy Ltd.(b)	159,528
30,834	Syndicate Bank	56,593
17,346	Tanla Solutions Ltd.	22,234
13,597	Tata Chemicals Ltd.	76,518
8,680	Tata Communications Ltd.	71,894
70,787	Tata Motors Ltd.	853,091
9,964	Tata Tea Ltd.	182,032
57,980	Tata Teleservices Maharashtra Ltd.(b)	32,530
6,496	Tech Mahindra Ltd.(b)	129,325
1,865	Titan Industries Ltd.	50,027
18,322	Torrent Power Ltd.	109,429
29,890	Triveni Engineering & Industries Ltd.	65,107
5,440	Unichem Laboratories Ltd.	29,537
31,625	Union Bank of India	173,831
37,518	Unitech Ltd.	65,026
2,018	United Breweries Holdings Ltd.	9,410
38,099	United Phosphorus Ltd.	115,437
5,979	United Spirits Ltd.	134,793
26,209	Usha Martin Ltd.	34,264
18,900	Videocon Industries Ltd.	88,534
7,828	Welspun-Gujarat Stahl Ltd.	42,769
15,809	Wockhardt Ltd.(b)	57,241
25,054	Yes Bank Ltd.(b)	127,017
56,905	Zee Entertainment Enterprises Ltd.	278,982

		19,996,877

INDONESIA — 0.2%
770,000	Aneka Tambang Tbk PT	183,429
19,500	Astra Agro Lestari Tbk PT	44,207
5,838,000	Bakrieland Development Tbk PT(b)	168,110
444,039	Bank Danamon Indonesia Tbk PT	211,558
435,500	Bank Negara Indonesia Persero Tbk PT	84,364
3,011,250	Bank Pan Indonesia Tbk PT(b)	245,945
1,142,666	Berlian Laju Tanker Tbk PT	84,952
468,300	Bhakti Investama Tbk PT	9,464
200,500	Bisi International PT(b)	35,691
3,000,000	Bumi Resources Tbk PT	746,073

21

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

INDONESIA (continued)
4,958,000	Central Proteinaprima Tbk PT(b)	$34,784
283,500	Charoen Pokphand Indonesia Tbk PT(b)	60,114
1,023,500	Ciputra Development Tbk PT(b)	67,519
479,000	Ciputra Surya Tbk PT(b)	28,590
363,000	Citra Marga Nusaphala Persada Tbk PT	32,309
864,000	Energi Mega Persada Tbk PT(b)	25,332
947,000	Gajah Tunggal Tbk PT(b)	40,657
1,307,500	Global Mediacom Tbk PT(b)	30,120
242,000	Gudang Garam Tbk PT	362,366
1,339,000	Holcim Indonesia Tbk PT(b)	227,139
423,000	Indah Kiat Pulp and Paper Corp. Tbk PT(b)	79,728
28,500	Indo Tambangraya Megah PT	67,893
140,000	Indocement Tunggal Prakarsa Tbk PT	161,990
1,221,000	Indofood Sukses Makmur Tbk PT	393,149
89,000	Indosat Tbk PT	47,995
365,000	Jasa Marga Tbk PT	68,414
2,159,500	Kalbe Farma Tbk PT	275,873
8,307,500	Kawasan Industri Jababeka Tbk PT(b)	101,778
2,167,500	Lippo Karawaci Tbk PT(b)	147,526
1,284,300	Matahari Putra Prima Tbk PT(b)	119,689
382,500	Medco Energi Internasional Tbk PT	109,143
2,072,500	Panin Life Tbk PT(b)	27,344
168,000	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	137,215
1,254,500	Ramayana Lestari Sentosa Tbk PT	73,562
125,500	Sinar Mas Agro Resources & Technology Tbk PT	37,781
896,000	Summarecon Agung Tbk PT	54,417
285,000	Timah Tbk PT	58,194
2,310,500	Truba Alam Manunggal Engineering PT(b)	30,484
95,000	United Tractors Tbk PT	149,215

		4,864,113

IRELAND — 0.2%
122,408	AER Lingus(b)	102,681
139,902	C&C Group Plc	516,775
19,916	DCC Plc	524,931
86,470	Elan Corp. Plc(b)	459,385
72,107	Experian Plc	661,554
11,606	FBD Holdings Plc(e)	115,256
52,546	Glanbia Plc	207,049
66,702	Grafton Group Plc(b)	333,750
79,462	Greencore Group Plc(e)	180,088
90,866	Independent News & Media Plc(b)	26,745
6,355	Irish Continental Group Plc(b)	120,645

Shares		Value

IRELAND (continued)
55,438	Irish Life & Permanemt Plc(b)	$402,215
126,231	Kenmare Resources Plc(b)	45,977
21,920	Kerry Group Plc - Class A	650,010
6,121	Kingspan Group Plc(b)(e)	51,796
48,177	Kingspan Group Plc(b)(e)	407,673
9,316	Paddy Power Plc	298,601
79,143	Smurfit Kappa Group Plc(b)	617,295
72,296	United Drug Plc(e)	238,217

		5,960,643

ISRAEL — 1.7%
21,134	Alvarion Ltd.(b)	86,309
11,336	AudioCodes Ltd.(b)	31,588
6,387	Azorim-Investment Development & Construction Co. Ltd.(b)	41,261
6,797	Blue Square-Israel Ltd.(b)	69,405
2,918	Cellcom Israel Ltd.	87,219
1,670,000	Check Point Software Technologies(b)	51,886,900
26,704	Clal Industries & Investments(b)	136,517
4,570	Clal Insurance(b)	98,005
13,567	Delek Automotive Systems Ltd.	155,485
10,104	Direct Insurance Financial Investments Ltd.(b)	19,364
5,168	Elbit Imaging Ltd.(b)	129,098
1,379	Elbit Systems Ltd.	83,796
686	Electra (Israel) Ltd.	63,414
2,950	Electra Real Estate Ltd.(b)	29,185
4,847	Elron Electronic Industries Ltd.(b)	34,218
10,720	First International Bank of Israel Ltd. - Class 5(b)	157,784
23,426	First Internationall Bank of Israel Ltd. - Class 1(b)	66,900
1,541	FMS Enterprises Migun Ltd.	54,723
14,655	Frutarom Industries Ltd.	119,582
895	Hadera Paper Ltd.(b)	57,223
2,297	Harel Insurance Investments & Finances Ltd.(b)	110,146
9,063	Hot Telecommunication System(b)	94,089
93,376	Israel Discount Bank Ltd. - Class A(b)	180,595
5,109	Israel Petrochemical Enterprises Ltd.(b)	16,196
5,206	Ituran Location & Control Ltd.	64,462
12,075	Makhteshim-Agan Industries Ltd.	57,709
3,796	Menorah Mivtachim Holdings Ltd.(b)	44,344
76,254	Migdal Insurance & Financial Holding Ltd.(b)	120,259
1,673	Mivtach Shamir Holdings Ltd.(b)	50,630
46,233	Mizrahi Tefahot Bank Ltd.(b)	379,348

22

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

ISRAEL (continued)
8,883	Nice Systems Ltd.(b)	$278,056
259,876	Oil Refineries Ltd.	144,001
15,238	Ormat Industries Ltd.	133,879
6,842	Osem Investments Ltd.	88,802
5,694	Partner Communications Co.	108,457
777	Paz Oil Co. Ltd.	121,898
7,775	RADVision Ltd.(b)	44,656
165,875	Reno de Medici SpA(b)	60,490
7,800	Retalix Ltd.(b)	86,171
6,910	Scailex Corp. Ltd.	125,655
51,102	Shikun & Binui Ltd.	91,211
30,677	Shufersal Ltd.	145,059
3,627	Strauss Group Ltd.	47,249
10,371	Union Bank of Israel(b)	47,797

		56,049,135

ITALY — 0.6%
191,860	A2A SpA	354,915
16,457	ACEA SpA	193,025
4,493	AcegasAps SpA	27,639
13,082	Actelios SpA	74,121
18,355	Aedes SpA(b)	6,016
10,582	Alerion Cleanpower SpA(b)	8,261
20,522	Amplifon SpA(b)	80,033
11,153	Ansaldo STS SpA	213,537
31,282	Arnoldo Mondadori Editore SpA(b)	143,978
5,010	Ascopiave SpA	12,151
11,747	Astaldi SpA	109,862
18,427	Autogrill SpA(b)	207,996
23,598	Azimut Holding SpA	285,811
166,668	Banca Carige SpA	471,177
47,864	Banca Finnat Euramerica SpA	44,130
4,279	Banca Generali SpA	49,433
863	Banca IFIS SpA	9,970
15,051	Banca Intermobiliare SpA(b)	79,961
30,723	Banca Popolare dell’Etruria e del Lazio	200,522
191,268	Banca Popolare di Milano	1,427,100
35,390	Banca Profilo SpA(b)	32,369
17,763	Banco di Desio e della Brianza SpA	117,634
258,514	Banco Popolare Scarl(b)	2,256,020
25,567	Benetton Group SpA	247,577
2,727	Biesse SpA(b)	24,601
868	Bonifica Ferraresi e Imprese Agricole SpA	47,263
6,562	Brembo SpA	49,685
71,863	Brioschi Sviluppo Immobiliare(b)	22,569
35,130	Bulgari SpA	288,481
25,358	Buzzi Unicem SpA	426,919
11,191	Caltagirone Editore SpA	33,433
7,938	Carraro SpA(b)	32,009
22,058	Cementir Holding SpA	100,712

Shares		Value

ITALY (continued)
169,030	CIR-Compagnie Industriali Riunite SpA(b)	$381,587
24,597	Credito Artigiano SpA	66,822
3,443	Credito Bergamasco SpA	130,979
28,712	Credito Emiliano SpA(b)	187,819
4,901	Danieli & Co. SpA	123,551
37,592	Davide Campari-Milano SpA	359,318
11,715	De’Longhi SpA	50,169
2,171	DiaSorin SpA	79,554
1,000	Digital Multimedia Technologies SpA(b)	21,368
2,889	Elica SpA	8,104
8,177	ERG Renew SpA(b)	9,507
20,638	ERG SpA	305,541
198	ErgyCapital SpA(b)	147
4,260	Esprinet SpA	42,819
11,128	Eurotech SpA(b)	50,317
3,761	Fastweb(b)	107,376
2,543	Fiera Milano SpA	18,450
562	Finmeccanica SpA	9,462
33,214	Fondiaria-Sai SpA	607,570
200,917	Gemina SpA(b)	169,868
14,079	Geox SpA	108,155
12,205	Gewiss SpA	54,244
2,618	GranitiFiandre SpA	13,485
34,089	Gruppo Editoriale L’Espresso SpA(b)	97,324
98,759	Hera SpA	218,880
26,489	Immobiliare Grande Distribuzione	57,265
81,013	IMMSI SpA(b)	108,910
52,361	Impregilo SpA	179,543
14,341	Indesit Co. SpA(b)	163,141
3,035	Industria Macchine Automatiche SpA	57,885
43,925	Intek SpA	20,556
16,467	Interpump Group SpA(b)	100,691
67,845	Iride SpA	125,604
30,464	Italcementi SpA	440,029
3,312	Italmobiliare SpA(b)	159,481
11,320	Juventus Football Club SpA(b)	15,718
29,504	KME Group	21,080
7,548	Landi Renzo SpA	31,269
13,916	Lottomatica SpA	297,362
1,779	Mariella Burani SpA(b)(c)(d)	6,604
5,000	MARR SpA	44,039
82,495	Mediaset SpA	537,515
34,061	Mediolanum SpA	216,794
98,505	Milano Assicurazioni SpA	325,083
5,000	Panariagroup Industrie Ceramiche SpA	14,845
635,716	Parmalat SpA	1,765,384
4,609	Permasteelisa SpA(b)	87,566
46,095	Piaggio & C SpA	117,356
67,343	Piccolo Credito Valtellinese Scarl	619,903

23

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

ITALY (continued)
1,268,201	Pirelli & C SpA(b)	$714,811
91,287	Premafin Finanziaria SpA(b)	149,523
11,421	Prysmian SpA	201,524
521	Realty Vailog SpA(b)	1,900
21,864	Recordati SpA	169,890
1,433	Sabaf SpA	32,709
1,068	SAES Getters SpA(b)	11,018
17,510	Safilo Group SpA(b)	13,425
21,727	Saipem SpA	643,967
56,916	Saras SpA	185,320
3,815	SAVE SpA	29,868
368,859	Seat Pagine Gialle SpA(b)	105,146
16,644	Snai SpA(b)	77,708
13,783	Societa Cattolica di Assicurazioni SCRL(b)	442,997
11,876	Societa Iniziative Autostradali e Servizi SpA	105,301
41,186	Societa Partecipazioni Finanziarie SpA	9,092
3,079	Socotherm SpA(b)(d)	6,457
10,367	Sogefi SpA(b)	23,053
12,888	SOL SpA	76,625
94,945	Sorin SpA(b)	173,120
333,382	Telecom Italia Media SpA(b)	58,482
151,858	Terna Rete Elettrica Nazionale SpA	602,842
2,530	Tod’s SpA	174,696
4,797	Trevi Finanziaria SpA	81,961
201,218	Unipol Gruppo Finanziario SpA(b)	292,569
8,234	Vianini Lavori SpA	60,345
7,140	Vittoria Assicurazioni SpA	40,454

		20,899,752

JAPAN — 4.8%
145,000	77 Bank Ltd. (The)	850,525
126	Accordia Golf Co. Ltd.	118,700
51,000	Achilles Corp.	74,221
40,500	ADEKA Corp.	377,937
14,600	Aderans Holdings Co. Ltd.	183,767
9,500	Advan Co. Ltd.	60,790
10	Advance Residence Investment Corp.	41,326
1,500	Aeon Delight Co. Ltd.	23,246
2,448	Aeon Fantasy Co. Ltd.	32,743
800	Agrex, Inc.	7,039
11,600	Ahresty Corp.(b)	79,898
17,900	Ai Holdings Corp.	63,634
15,900	Aica Kogyo Co. Ltd.	153,498
3,600	Aichi Bank Ltd. (The)	305,149
13,200	Aichi Corp.	57,777
20,000	Aichi Machine Industry Co. Ltd.	60,212
51,000	Aichi Steel Corp.	249,292
29,000	Aida Engineering Ltd.	87,630
6,100	Aigan Co. Ltd.(b)	36,865
4,200	Aiphone Co. Ltd.	75,214

Shares		Value

JAPAN (continued)
17,000	Air Water, Inc.	$204,344
9,000	Airport Facilities Co. Ltd.	53,791
5,300	Airtech Japan Ltd.	36,093
11,900	Aisan Industry Co. Ltd.	89,896
15,000	Akebono Brake Industry Co. Ltd.(b)	119,813
77,000	Akita Bank Ltd. (The)	305,382
6,900	Alfresa Holdings Corp.	302,783
91,400	Allied Telesis Holdings KK(b)	48,739
7,300	Aloka Co. Ltd.	59,120
4,800	Alpen Co. Ltd.	89,212
1,900	Alpha Systems, Inc.	36,622
19,700	Alpine Electronics, Inc.(b)	197,405
83,300	Alps Electric Co. Ltd.(b)	534,882
3,000	Alps Logistics Co. Ltd.	28,862
121,000	Amada Co. Ltd.	760,829
15,700	Amano Corp.	136,742
3,000	Amuse, Inc.	33,794
42,000	Ando Corp.	55,991
17,000	Anest Iwata Corp.	55,335
24,000	Anritsu Corp.(b)	85,852
17,200	AOC Holdings, Inc.	118,278
2,100	AOI Electronic Co. Ltd.	35,694
10,500	AOKI Holdings, Inc.	103,583
49,000	Aomori Bank Ltd. (The)	139,899
27,600	Aoyama Trading Co. Ltd.	450,112
300,000	Aozora Bank Ltd.(b)	363,273
7,200	Arakawa Chemical Industries Ltd.	90,065
20,000	Araya Industrial Co. Ltd.	30,439
4,700	Arc Land Sakamoto Co. Ltd.	58,322
9,500	Arcs Co. Ltd.	140,577
3,600	Argo Graphics, Inc.	40,593
4,700	Ariake Japan Co. Ltd.	74,143
16,900	Arisawa Manufacturing Co. Ltd.	108,142
6,200	Arnest One Corp.	73,010
2,000	Art Corp.	34,017
3,190	As One Corp.	59,537
600	Asahi Co. Ltd.	11,191
20,000	Asahi Diamond Industrial Co. Ltd.	142,865
4,350	Asahi Holdings, Inc.	75,146
10,000	Asahi Kogyosha Co. Ltd.	42,326
35,000	Asahi Organic Chemicals Industry Co. Ltd.	89,041
1,085,000	Asahi TEC Corp.(b)	325,446
6,900	Asatsu-DK, Inc.	137,517
16	Asax Co. Ltd.	13,544
6,000	Ashimori Industry Co. Ltd.	9,465
22,000	Asics Corp.	201,633
10,000	ASKA Pharmaceutical Co. Ltd.	88,096
12,000	Asunaro Aoki Construction Co. Ltd.	75,721
12,900	Atom Corp.(b)	43,136
58,000	Atsugi Co. Ltd.	74,099
10,900	Autobacs Seven Co. Ltd.	372,960

24

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

JAPAN (continued)
4,700	Avex Group Holdings, Inc.	$42,867
68,000	Awa Bank Ltd. (The)	358,074
40,000	Bando Chemical Industries Ltd.	114,203
6,300	Bank of Iwate Ltd. (The)	377,237
70,000	Bank of Nagoya Ltd. (The)	281,509
8,000	Bank of Okinawa Ltd. (The)	279,953
54,000	Bank of Saga Ltd. (The)	186,569
18,600	Bank of the Ryukyus Ltd.	202,706
6,600	Belc Co. Ltd.	61,150
13,150	Belluna Co. Ltd.	57,558
35,000	Best Denki Co. Ltd.	155,918
156	Bic Camera, Inc.	59,357
2	BLife Investment Corp. REIT	9,821
4,000	Bookoff Corp.	55,280
34,400	Brother Industries Ltd.	402,031
18,000	Bunka Shutter Co. Ltd.	62,990
7,500	CAC Corp.	52,658
56,000	Calsonic Kansei Corp.(b)	156,152
4,500	Canon Electronics, Inc.	91,235
9,800	Canon Finetech, Inc.	129,230
22,700	Canon Marketing Japan, Inc.	373,479
6,400	Capcom Co. Ltd.	110,062
34,400	Casio Computer Co. Ltd.	259,486
11,400	Catena Corp.	27,229
7,900	Cawachi Ltd.	165,609
36,050	Cedyna Financial Corp.(b)	72,889
67,000	Central Glass Co. Ltd.	274,654
500	Central Security Patrols Co. Ltd.	4,899
800	Central Sports Co. Ltd.	7,457
19,550	Century Tokyo Leasing Corp.	223,050
8,500	Chiba Kogyo Bank Ltd. (The)(b)	75,637
2,200	Chimney Co. Ltd.	37,565
9,000	Chino Corp.	23,796
7,500	Chiyoda Co. Ltd.	90,735
23,000	Chiyoda Corp.	172,982
4,800	Chiyoda Integre Co. Ltd.	58,550
6,800	Chofu Seisakusho Co. Ltd.	136,506
57,000	Chori Co. Ltd.	67,122
9,000	Chubu Shiryo Co. Ltd.	84,486
13,300	Chudenko Corp.	199,614
36,000	Chuetsu Pulp & Paper Co. Ltd.	71,988
153,000	Chugai Mining Co. Ltd.(b)	69,688
17,000	Chugai Ro Co. Ltd.	48,914
8,000	Chugoku Marine Paints Ltd.	57,235
46,000	Chukyo Bank Ltd. (The)	127,756
8,000	Chuo Denki Kogyo Co. Ltd.	67,989
9,000	Chuo Spring Co. Ltd.	26,096
14,000	Circle K Sunkus Co. Ltd.	193,945
83,800	Citizen Holdings Co. Ltd.	484,097
28,300	CKD Corp.	214,415
48,000	Clarion Co. Ltd.(b)	46,926
11,600	Cleanup Corp.	81,831
16,100	CMK Corp.(b)	116,437
9,100	Coca-Cola Central Japan Co. Ltd.	122,526

Shares		Value

JAPAN (continued)
18,200	Coca-Cola West Holdings Co.	$340,283
2,090	Cocokara Fine Holdings, Inc.	48,410
9,000	Colowide Co. Ltd.	60,190
12,000	Commuture Corp.	73,321
7,200	Computer Engineering & Consulting Ltd.	47,272
35,800	COMSYS Holdings Corp.	359,531
7,400	Corona Corp.	100,130
6,600	Cosel Co. Ltd.	74,861
246,000	Cosmo Oil Co. Ltd.	661,356
700	Cosmos Pharmaceutical Corp.	18,197
2,700	Create Medic Co. Ltd.	27,055
68,000	Credit Saison Co. Ltd.	787,158
21,558	CSK Holdings Corp.(b)	83,823
5,500	CTI Engineering Co. Ltd.	30,489
10,000	Culture Convenience Club Co. Ltd.	62,101
23,000	Dai Nippon Toryo Co. Ltd.(b)	26,829
105,000	Daicel Chemical Industries Ltd.	647,392
9,000	Dai-Dan Co. Ltd.	46,092
16,000	Daido Kogyo Co. Ltd.	27,373
16,000	Daido Metal Co. Ltd.	43,726
95,000	Daido Steel Co. Ltd.	333,500
12,300	Daidoh Ltd.	87,315
29,100	Daiei, Inc. (The)(b)	109,915
21,500	Daifuku Co. Ltd.	136,383
18,000	Daihen Corp.	64,189
9,000	Daiichi Chuo KK(b)	22,196
23,000	Daiichi Jitsugyo Co. Ltd.	67,200
11,000	Dai-Ichi Kogyo Seiyaku Co. Ltd.	33,850
23,000	Daiken Corp.	52,380
14,000	Daiki Aluminium Industry Co. Ltd.(b)	34,217
4,400	Daiko Clearing Services Corp.	23,658
2,500	Daikoku Denki Co. Ltd.	49,992
300	Daikokutenbussan Co. Ltd.	8,998
66,000	Daikyo, Inc.(b)	169,372
9,300	Daimei Telecom Engineering Corp.	79,243
1,200	Dainichi Co. Ltd.	7,919
34,000	Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	115,581
85,000	Dainippon Screen Manufacturing Co. Ltd.(b)	374,882
20,000	Daio Paper Corp.	169,083
33,000	Daisan Bank Ltd. (The)(b)	80,287
4,910	Daiseki Co. Ltd.	97,965
135,000	Daishi Bank Ltd. (The)	499,417
25,000	Daiso Co. Ltd.	70,544
2,600	Daisyo Corp.	35,354
36,000	Daito Bank Ltd. (The)	27,195
19,000	Daiwa Industries Ltd.	100,050
23,000	Daiwa Seiko, Inc.	29,128
15,000	Daiwabo Co. Ltd.	59,157

25

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

JAPAN (continued)
200	DC Co. Ltd.	$622
32,760	DCM Japan Holdings Co. Ltd.	215,088
36	Dena Co. Ltd.	126,779
176,000	Denki Kagaku Kogyo KK	660,868
17,000	Denki Kogyo Co. Ltd.	82,153
10,000	Denyo Co. Ltd.	74,321
18,000	Descente Ltd.	88,185
141,000	DIC Corp.	234,961
3,200	Disco Corp.	181,659
5,800	Don Quijote Co. Ltd.	156,896
5,350	Doshisha Co. Ltd.	101,514
8,474	Doutor Nichires Holdings Co. Ltd.	123,229
69,000	Dowa Holdings Co. Ltd.	414,698
12	Dr Ci Labo Co. Ltd.	25,276
9,600	DTS Corp.	83,613
15,300	Duskin Co. Ltd.	277,734
17	Dwango Co. Ltd.	36,072
4,000	Dydo Drinco, Inc.	123,091
400	eAccess Ltd.	284,397
8,000	Eagle Industry Co. Ltd.	40,527
1,100	Earth Chemical Co. Ltd.	35,927
130,000	Ebara Corp.(b)	587,791
1,400	Echo Trading Co. Ltd.	15,988
35,700	EDION Corp.	292,295
57,000	Ehime Bank Ltd. (The)	157,040
81,000	Eighteenth Bank Ltd. (The)	226,762
8,400	Eiken Chemical Co. Ltd.	99,290
6,000	Eizo Nanao Corp.	144,643
39,000	Elpida Memory, Inc.(b)	531,178
7,400	Enplas Corp.	127,505
1	EPS Co. Ltd.	4,044
8,300	ESPEC Corp.	52,742
11,700	Exedy Corp.	246,959
14,000	Ezaki Glico Co. Ltd.	153,819
4,400	F&A Aqua Holdings, Inc.	48,978
212	Faith, Inc.	25,506
11,900	Fancl Corp.	213,371
2,600	FCC Co. Ltd.	45,521
22,000	FDK Corp.(b)	35,683
3,000	Felissimo Corp.	49,458
17,000	FIDEA Holdings Co. Ltd.(b)	30,595
8,600	Foster Electric Co. Ltd.	225,951
2,900	FP Corp.	144,654
60,000	France Bed Holdings Co. Ltd.	93,984
4,000	F-Tech, Inc.(b)	41,593
51,100	Fudo Tetra Corp.(b)	34,629
5,300	Fuji Co. Ltd.	106,453
182,000	Fuji Electric Holdings Co. Ltd.(b)	347,764
4,700	Fuji Electronics Co. Ltd.	41,196
62,000	Fuji Fire & Marine Insurance Co. Ltd. (The)(b)	73,010
50,000	Fuji Heavy Industries Ltd.(b)	202,189
19,000	Fuji Kyuko Co. Ltd.	94,984
14,900	Fuji Oil Co. Ltd.	226,608

Shares		Value

JAPAN (continued)
5,700	FUJI SOFT, Inc.	$100,050
36,000	Fujibo Holdings, Inc.	60,790
4,600	Fujicco Co. Ltd.	50,745
15,700	Fujikura Kasei Co. Ltd.	82,498
111,000	Fujikura Ltd.	551,208
800	Fujikura Rubber Ltd.	3,377
1,000	Fujimori Kogyo Co. Ltd.	14,509
13,000	Fujita Kanko, Inc.	52,136
30,000	Fujitec Co. Ltd.	159,640
3,700	Fujitsu Frontech Ltd.	31,157
18,000	Fujitsu General Ltd.	60,990
23,000	Fujiya Co. Ltd.(b)	43,693
400	Fukoku Co. Ltd.	2,871
26,000	Fukuda Corp.(b)	49,392
49,000	Fukui Bank Ltd. (The)	164,395
78,000	Fukushima Bank Ltd. (The)(b)	45,926
500	Fukushima Industries Corp.	4,566
69,000	Fukuyama Transporting Co. Ltd.	362,573
7,800	Funai Consulting Co. Ltd.	46,446
7,900	Funai Electric Co. Ltd.	376,504
3,000	Furukawa Battery Co. Ltd.	27,062
103,000	Furukawa Co. Ltd.	139,599
21,000	Furukawa-Sky Aluminum Corp.	31,961
5,300	Furusato Industries Ltd.	32,383
18,000	Fuso Pharmaceutical Industries Ltd.	56,391
16,200	Futaba Corp.	255,557
14,900	Futaba Industrial Co. Ltd.(b)	79,784
7,900	Fuyo General Lease Co. Ltd.	177,720
900	G-7 Holdings, Inc.	4,999
35,000	Gakken Co. Ltd.	101,094
6,900	Gecoss Corp.	30,662
60	Geo Corp.	63,189
13,100	Glory Ltd.	292,518
6,600	GMO internet, Inc.	30,722
60,000	Godo Steel Ltd.	119,313
3,730	Goldcrest Co. Ltd.	116,439
33,000	Goldwin, Inc.(b)	64,156
101	Green Hospital Supply, Inc.	62,834
36,000	GSI Creos Corp.(b)	41,993
610	Gulliver International Co. Ltd.	46,013
22,000	Gun-Ei Chemical Industry Co. Ltd.	53,280
101,000	Gunma Bank Ltd. (The)	537,455
80,000	Gunze Ltd.	320,835
2,900	H.I.S. Co. Ltd.	63,016
46,000	H2O Retailing Corp.	284,641
5,800	Hakudo Co. Ltd.	38,660
6,760	Hakuhodo Dy Holdings, Inc.	344,703
7,200	Hakuto Co. Ltd.	65,429
8,700	Hamamatsu Photonics KK	221,330
92,000	Hanwa Co. Ltd.	329,101
2,000	Happinet Corp.	27,906
2,500	Harashin Narus Holdings Co. Ltd.	27,718

26

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

JAPAN (continued)
7,800	Hard Off Corp. Co. Ltd.	$40,813
114,500	Haseko Corp.(b)	90,313
30,000	Hazama Corp.	32,328
9,000	Heiwa Corp.	88,885
71,000	Heiwa Real Estate Co. Ltd.	238,205
14,800	Heiwado Co. Ltd.	196,314
10,000	Hibiya Engineering Ltd.	86,430
3,500	Hiday Hidaka Corp.	43,587
59,000	Higashi-Nippon Bank Ltd. (The)	129,123
84,000	Higo Bank Ltd. (The)	503,916
3,700	Hikari Tsushin, Inc.	70,905
108,000	Hino Motors Ltd.(b)	410,332
87,000	Hiroshima Bank Ltd. (The)	340,210
4,000	Hisaka Works Ltd.	42,704
400	Hitachi Business Solution Co. Ltd.	3,013
75,000	Hitachi Cable Ltd.	204,133
12,100	Hitachi High-Technologies Corp.	205,262
11,500	Hitachi Koki Co. Ltd.	129,290
24,000	Hitachi Kokusai Electric, Inc.	188,769
8,000	Hitachi Medical Corp.	77,765
4,500	Hitachi Tool Engineering Ltd.	40,593
13,000	Hitachi Transport System Ltd.	172,294
94,500	Hitachi Zosen Corp.(b)	125,979
9,000	Hochiki Corp.	50,592
20,000	Hodogaya Chemical Co. Ltd.	49,769
1,800	Hogy Medical Co. Ltd.	97,384
6,000	Hokkaido Coca-Cola Bottling Co. Ltd.	32,728
10,000	Hokkaido Gas Co. Ltd.	27,995
12,000	Hokkan Holdings Ltd.	30,928
1,000	Hokko Chemical Industry Co. Ltd.	3,377
125,000	Hokkoku Bank Ltd. (The)	497,139
69,000	Hokuetsu Bank Ltd. (The)	117,280
45,365	Hokuetsu Paper Mills Ltd.	238,883
12,000	Hokuriku Electric Industry Co. Ltd.	21,596
4,400	Hokuto Corp.	99,228
5,530	Honeys Co. Ltd.	37,721
6,400	Horiba Ltd.	157,840
3,200	Horipro, Inc.	28,120
15,700	Hosiden Corp.	195,868
14,000	Hosokawa Micron Corp.	56,613
15,800	House Foods Corp.	253,284
41,000	Howa Machinery Ltd.(b)	23,685
200	Hutech Norin Co. Ltd.	1,833
98,000	Hyakugo Bank Ltd. (The)	475,765
93,000	Hyakujushi Bank Ltd. (The)	389,502
6,200	IBJ Leasing Co. Ltd.	108,069
1,700	Ichibanya Co. Ltd.	43,154
8,000	Ichikoh Industries Ltd.(b)	14,486
1,500	ICHINEN Holdings Co. Ltd.	5,899
10,000	Ichiyoshi Securities Co. Ltd.	76,210

Shares		Value

JAPAN (continued)
3,800	Icom, Inc.	$92,873
5,000	Idec Corp.	38,660
4,700	Idemitsu Kosan Co. Ltd.	351,919
20,000	Ihara Chemical Industry Co. Ltd.	68,877
344,000	IHI Corp.(b)	672,599
3,300	Iida Home Max	60,197
17,900	Iino Kaiun Kaisha Ltd.	81,531
6,600	Imasen Electric Industrial	86,079
12,900	Impress Holdings, Inc.(b)	32,388
6,100	Inaba Denki Sangyo Co. Ltd.	146,376
4,400	Inaba Seisakusho Co. Ltd.	44,970
26,500	Inabata & Co. Ltd.	102,155
8,000	Inageya Co. Ltd.	83,453
14,100	Ines Corp.	107,455
600	I-Net Corp.	3,326
3,000	Information Services International-Dentsu Ltd.	19,297
2,400	Innotech Corp.	10,532
4,000	Inui Steamship Co. Ltd.	31,906
1,451	Invoice, Inc.(b)	22,213
4,000	Ise Chemical Corp.	26,218
41,000	Iseki & Co. Ltd.(b)	156,685
104,000	Ishihara Sangyo Kaisha Ltd.(b)	86,652
2,000	Ishii Hyoki Co. Ltd.	25,685
10,000	Ishii Iron Works Co. Ltd.	18,552
17,000	Ishizuka Glass Co. Ltd.	37,016
233,000	Isuzu Motors Ltd.(b)	512,515
11,610	IT Holdings Corp.	145,746
8,100	Ito En Ltd.	137,677
20,900	Itochu Enex Co. Ltd.	109,126
5,500	Itochu Techno-Science Corp.	153,363
2,300	Itochu-Shokuhin Co. Ltd.	78,698
64,000	Itoham Foods, Inc.	256,668
15,300	Itoki Corp.	37,394
5,100	Iwai Securities Co. Ltd.	39,207
17,000	Iwaki & Co. Ltd.	50,992
35,000	Iwasaki Electric Co. Ltd.(b)	64,545
40,000	IWATANI Corp.	122,202
27,000	Iwatsu Electric Co. Ltd.(b)	24,896
8,700	Izumi Co. Ltd.	106,509
35,000	Izumiya Co. Ltd.	182,358
46,000	Izutsuya Co. Ltd.(b)	21,974
179,000	J. Front Retailing Co. Ltd.	867,011
2,200	Jalux, Inc.	31,650
4,000	Jamco Corp.	21,996
91,000	Janome Sewing Machine Co. Ltd.(b)	62,678
8,800	Japan Airport Terminal Co. Ltd.	125,428
17,000	Japan Aviation Electronics Industry Ltd.	106,138
6,000	Japan Carlit Co. Ltd.	30,262
3,300	Japan Cash Machine Co. Ltd.	26,616
9,200	Japan Digital Laboratory Co. Ltd.	115,287

27

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

JAPAN (continued)
600	Japan Foundation Engineering Co. Ltd.	$1,373
12,600	Japan Medical Dynamic Marketing, Inc.	36,534
1,800	Japan Petroleum Exploration Co.	92,585
41,000	Japan Pulp & Paper Co. Ltd.	158,051
21,000	Japan Radio Co. Ltd.	42,226
27,000	Japan Transcity Corp.	80,087
8,000	Japan Vilene Co. Ltd.	43,104
27,000	Japan Wool Textile Co. Ltd. (The)	182,070
5,000	Jastec Co. Ltd.	32,328
5,000	JBCC Holdings, Inc.	34,550
900	JBIS Holdings, Inc.	3,209
15,000	Jeol Ltd.	61,323
33,000	JFE Shoji Holdings, Inc.	122,813
500	JK Holdings Co. Ltd.	2,172
16,000	JMS Co. Ltd.	70,566
14,000	Joban Kosan Co. Ltd.	23,174
29,000	J-Oil Mills, Inc.	100,194
18,000	Joshin Denki Co. Ltd.	126,979
12,800	JSP Corp.	123,855
35,900	JTEKT Corp.	391,644
56,000	Juki Corp.(b)	60,345
122,000	Juroku Bank Ltd. (The)	443,193
231,800	JVC KENWOOD Holdings, Inc.(b)	113,306
40	kabu.com Securities Co. Ltd.	43,548
2,000	Kabuki-Za Co. Ltd.	81,098
4,600	Kadokawa Group Holdings, Inc.	110,382
10,800	Kaga Electronics Co. Ltd.	110,022
30,000	Kagawa Bank Ltd. (The)	109,648
10,700	Kagome Co. Ltd.	205,049
70,000	Kagoshima Bank Ltd. (The)	524,913
34	Kakaku.com, Inc.	125,779
19,000	Kaken Pharmaceutical Co. Ltd.	173,293
5,000	Kameda Seika Co. Ltd.	93,429
7,000	Kamei Corp.	36,783
80,000	Kamigumi Co. Ltd.	608,787
6,000	Kanaden Corp.	32,195
14,000	Kanagawa Chuo Kotsu Co. Ltd.	80,720
9,000	Kanamoto Co. Ltd.	38,894
32,000	Kandenko Co. Ltd.	199,789
95,000	Kaneka Corp.	630,062
120,000	Kanematsu Corp.(b)	101,316
4,700	Kanematsu Electronics Ltd.	42,815
39,000	Kansai Paint Co. Ltd.	337,077
14,600	Kanto Auto Works Ltd.	142,083
10,000	Kanto Denka Kogyo Co. Ltd.	83,542
15,000	Kanto Natural Gas Development Ltd.	91,818
27,900	Kanto Tsukuba Bank Ltd. (The)(b)	94,534
1,800	Kappa Create Co. Ltd.	40,893

Shares		Value

JAPAN (continued)
15,000	Kasumi Co. Ltd.	$75,154
9,000	Katakura Industries Co. Ltd.	98,484
5,700	Kato Sangyo Co. Ltd.	99,543
28,000	Kato Works Co. Ltd.	55,680
2,300	Kawada Technologies, Inc.(b)	39,579
32,000	Kawai Musical Instruments Manufacturing Co. Ltd.	40,527
8,000	Kawasaki Kinkai Kisen Kaisha	22,130
29,000	Kawashima Selkon Textiles Co. Ltd.(b)	23,518
1,000	Kawasumi Laboratories, Inc.	7,043
72,000	Kayaba Industry Co. Ltd.(b)	214,364
28,000	Keihan Electric Railway Co. Ltd.	118,203
12,000	Keihin Co. Ltd. (The)(b)	16,131
15,000	Keihin Corp.	234,294
39,000	Keisei Electric Railway Co. Ltd.	222,696
88,000	Keiyo Bank Ltd. (The)	430,151
7,900	Keiyo Co. Ltd.	38,528
242	Kenedix, Inc.(b)	95,843
2,000	Kentucky Fried Chicken Japan Ltd.	37,327
2,900	KEY Coffee, Inc.	51,386
28,700	Kikkoman Corp.	338,604
2,800	Kimoto Co. Ltd.	28,213
1,200	Kimura Chemical Plants Co. Ltd.	12,118
43,000	Kinden Corp.	354,452
29,000	Kinki Nippon Tourist Co. Ltd.(b)	26,740
4,000	Kinki Sharyo Co. Ltd.	34,083
2,900	Kintetsu World Express, Inc.	68,783
5,000	Kinugawa Rubber Industrial Co. Ltd.	9,887
2,600	Kisoji Co. Ltd.	57,190
7,000	Kissei Pharmaceutical Co. Ltd.	156,696
41,000	Kitagawa Iron Works Co. Ltd.	46,003
3,100	Kita-Nippon Bank Ltd. (The)	94,362
33,000	Kitz Corp.	173,771
289,000	Kiyo Holdings, Inc.	349,953
16,000	Koa Corp.	131,356
9,000	Koatsu Gas Kogyo Co. Ltd.	52,391
4,100	Kobayashi Pharmaceutical Co. Ltd.	178,093
13,200	Kohnan Shoji Co. Ltd.	162,480
13,000	Koike Sanso Kogyo Co. Ltd.	37,549
25,000	Koito Manufacturing Co. Ltd.	368,827
11,500	Kojima Co. Ltd.	58,768
38,100	Kokuyo Co. Ltd.	336,917
5,000	Komai Tekko, Inc.	10,720
8,000	Komatsu Seiren Co. Ltd.	31,639
2,600	Komatsu Wall Industry Co. Ltd.	31,801
4,200	Komeri Co. Ltd.	117,580
28,400	Komori Corp.	341,690
3,410	Konaka Co. Ltd.	10,039
4,900	Konami Co. Ltd.	91,016

28

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

JAPAN (continued)
3,900	Konishi Co.Ltd.	$37,737
5,100	Kose Corp.	113,201
26,000	Krosaki Harima Corp.	40,727
3,000	KRS Corp.	34,494
8,440	K’s Holdings Corp.	277,536
61,000	Kumagai Gumi Co. Ltd.(b)	44,048
23,000	Kumiai Chemical Industry Co. Ltd.	81,764
7	Kura Corp.	24,496
87,000	Kurabo Industries Ltd.	151,741
39,000	KUREHA Corp.	214,031
57,000	Kurimoto Ltd.(b)	56,357
13,000	Kuroda Electric Co. Ltd.	191,357
39,000	Kyodo Printing Co. Ltd.	113,081
19,000	Kyodo Shiryo Co. Ltd.	26,384
4,500	Kyoei Steel Ltd.	102,483
16,000	Kyoei Tanker Co. Ltd.	37,505
17,200	Kyokuto Kaihatsu Kogyo Co. Ltd.	69,171
10,300	Kyokuto Securities Co. Ltd.	83,073
18,000	Kyokuyo Co. Ltd.	36,794
8,000	Kyorin Co. Ltd.	129,223
2,400	Kyoritsu Maintenance Co. Ltd.	39,807
22,000	Kyosan Electric Manufacturing Co. Ltd.	102,894
16,000	Kyowa Exeo Corp.	148,420
14,000	Kyudenko Corp.	84,919
15,000	Laox Co. Ltd.(b)	16,664
19	LaSalle Japan REIT, Inc.	25,878
42,900	Leopalace21 Corp.(b)	238,770
8,500	Life Corp.	150,519
11,600	Lintec Corp.	210,312
32,000	Lion Corp.	161,040
4,300	Mabuchi Motor Co. Ltd.	209,232
4,500	Macnica, Inc.	72,438
63,000	Maeda Corp.	176,371
26,000	Maeda Road Construction Co. Ltd.	213,742
6,200	Maezawa Kasei Industries Co. Ltd.	68,258
2,600	Maezawa Kyuso Industries Co. Ltd.	38,243
54,000	Makino Milling Machine Co. Ltd.(b)	216,564
3,300	Mandom Corp.	86,702
2,900	Mars Engineering Corp.	91,174
13,800	Marubun Corp.	74,048
59,000	Marudai Food Co. Ltd.	196,634
3,000	Maruei Department Store Co. Ltd.	4,233
27,000	Maruetsu, Inc. (The)	125,979
69,910	Maruha Nichiro Holdings, Inc.	104,071
115,500	Marui Group Co. Ltd.	681,336
7,100	Maruichi Steel Tube Ltd.	134,641
20,700	Marusan Securities Co. Ltd.	125,789
3,400	Maruwa Co. Ltd.	79,320

Shares		Value

JAPAN (continued)
24,000	Maruyama Manufacturing Co., Inc.(b)	$49,058
17,000	Maruzen Co. Ltd.(b)	18,508
32,000	Maruzen Showa Unyu Co. Ltd.	109,493
6,300	Maspro Denkoh Corp.	60,400
2,200	Matsuda Sangyo Co. Ltd.	38,054
16,600	Matsui Securities Co. Ltd.	121,897
8,000	Matsuya Co. Ltd.(b)	77,587
2,800	Matsuya Foods Co. Ltd.	40,344
8,000	Max Co. Ltd.	83,542
5,000	Maxvalu Tokai Co. Ltd.	58,824
168,000	Mazda Motor Corp.(b)	393,801
2,800	MEC Co. Ltd.	21,090
3,500	Megachips Corp.	59,023
1,400	Megane Top Co. Ltd.	24,371
6,600	Megmilk Snow Brand Co. Ltd.(b)	130,145
41,000	Meidensha Corp.	211,343
1,300	MEIJI Holdings Co. Ltd.(b)	53,436
6,700	Meiko Network Japan Co. Ltd.	43,468
4,900	Meitec Corp.	84,157
5,000	Meito Sangyo Co. Ltd.	70,877
200	Meito Transportation Co. Ltd.	1,746
20,900	Meiwa Corp.(b)	37,846
10,000	Meiwa Estate Co. Ltd.(b)	66,211
3,000	Melco Holdings, Inc.	60,890
31,000	Mercian Corp.	73,354
51,000	Michinoku Bank Ltd. (The)	116,714
13,600	Mikuni Coca-Cola Bottling Co. Ltd.	114,976
1,680	Milbon Co. Ltd.	41,246
5,500	Mimasu Semiconductor Industry Co. Ltd.	73,321
75,000	Minato Bank Ltd. (The)(b)	95,817
41,000	Minebea Co. Ltd.	176,726
5,600	Ministop Co. Ltd.	78,822
7,200	Miraca Holdings, Inc.	235,961
4,000	Misawa Homes Co. Ltd.(b)	14,886
9,000	MISUMI Group, Inc.	156,974
13,000	Mito Securities Co. Ltd.(b)	29,606
19,000	Mitsuba Corp.(b)	84,853
33,000	Mitsubishi Cable Industries Ltd.(b)	30,428
104,000	Mitsubishi Gas Chemical Co. Inc.	493,340
16,000	Mitsubishi Kakoki Kaisha Ltd.	43,193
38,000	Mitsubishi Logistics Corp.	423,840
102,000	Mitsubishi Paper Mills Ltd.	133,711
6,000	Mitsubishi Pencil Co. Ltd.	72,988
156,000	Mitsubishi Rayon Co. Ltd.	551,108
47,000	Mitsubishi Steel Manufacturing Co. Ltd.(b)	94,506
23,000	Mitsuboshi Belting Co. Ltd.	88,152
211,000	Mitsui Chemicals, Inc.	743,065
102,000	Mitsui Engineering & Shipbuilding Co. Ltd.	271,955

29

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

JAPAN (continued)
9,400	Mitsui High-Tec, Inc.(b)	$97,013
15,000	Mitsui Home Co. Ltd.	83,819
510	Mitsui Knowledge Industry Co. Ltd.	86,402
18,000	Mitsui Matsushima Co. Ltd.	31,795
230,000	Mitsui Mining & Smelting Co. Ltd.(b)	610,676
21,000	Mitsui Sugar Co. Ltd.	75,354
25,000	Mitsui-Soko Co. Ltd.	88,041
21,100	Mitsumi Electric Co. Ltd.	440,682
6,000	Mitsumura Printing Co. Ltd.	21,330
14,000	Mitsuuroko Co. Ltd.	100,939
6,100	Miura Co. Ltd.	173,143
5,100	Miyakoshi Corp.(b)	31,388
37,000	Miyazaki Bank Ltd. (The)	170,583
34,000	Miyoshi Oil & Fat Co. Ltd.	54,769
67,856	Mizuho Investors Securities Co. Ltd.(b)	70,860
76,000	Mizuho Securities Co. Ltd.	271,866
30,000	Mizuno Corp.	139,977
14,000	Mochida Pharmaceutical Co. Ltd.	145,731
4,700	Modec, Inc.	96,438
167	Monex Group, Inc.	68,180
30,100	Mori Seiki Co. Ltd.	335,392
43,000	Morinaga & Co. Ltd.	92,196
56,000	Morinaga Milk Industry Co. Ltd.	263,778
8,000	Morita Holdings Corp.	41,504
12,000	Mory Industries, Inc.	26,129
8,000	MOS Food Services, Inc.	132,689
4,200	Moshi Moshi Hotline, Inc.	77,734
7,000	Mr Max Corp.	33,828
2,200	Musashi Seimitsu Industry Co. Ltd.	46,681
13,300	Musashino Bank Ltd. (The)	387,113
26,000	Mutoh Holdings Co. Ltd.(b)	41,304
6,400	Mutow Co. Ltd.	27,373
11,000	Nabtesco Corp.	130,267
57,000	Nachi-Fujikoshi Corp.	129,178
500	Nagaileben Co. Ltd.	11,070
30,000	Nagano Bank Ltd. (The)	63,656
50,000	Nagase & Co. Ltd.	617,675
7,000	Nagatanien Co. Ltd.	68,200
18,000	Nagoya Railroad Co. Ltd.	54,991
14,000	Nakabayashi Co. Ltd.	29,084
9,000	Nakamuraya Co. Ltd.	47,792
40,000	Nakayama Steel Works Ltd.	62,212
32,500	Namco Bandai Holdings, Inc.	337,583
51,000	Nankai Electric Railway Co. Ltd.	224,929
53,000	Nanto Bank Ltd. (The)	293,218
8,900	NEC Capital Solutions Ltd.	122,800
17,600	NEC Electronics Corp.(b)	134,324
3,900	NEC Fielding Ltd.	58,057
4,200	NEC Mobiling Ltd.	115,481

Shares		Value

JAPAN (continued)
8,200	NEC Networks & System Integration Corp.	$101,116
43	NET One Systems Co. Ltd.	57,085
13,600	Neturen Co. Ltd.	98,508
5,000	New Japan Radio Co. Ltd.	11,109
45,000	NGK Spark Plug Co. Ltd.	521,413
61,000	NHK Spring Co. Ltd.	488,596
41,000	Nice Holdings, Inc.(b)	88,363
9,000	Nichia Steel Works Ltd.	27,995
31,000	Nichias Corp.(b)	114,336
17,000	Nichiban Co. Ltd.	59,301
27,100	Nichicon Corp.	277,277
1,600	Nichiden Corp.	47,192
11,000	Nichiha Corp.(b)	67,578
8,000	Nichii Gakkan Co.	79,898
26,000	Nichimo Co. Ltd.	43,904
69,000	Nichirei Corp.	260,623
9,000	Nichireki Co. Ltd.	38,394
3,100	Nidec Copal Corp.	47,353
9,000	Nidec Sankyo Corp.	69,588
2,800	Nidec Tosok Corp.	24,076
13,600	Nifco, Inc.	283,890
5	NIFTY Corp.	4,027
4,400	Nihon Dempa Kogyo Co. Ltd.	84,124
2,200	Nihon Eslead Corp.	23,414
8,000	Nihon Kohden Corp.	136,155
2	Nihon M&A Center, Inc.	9,043
36,000	Nihon Matai Co. Ltd.(b)	38,394
10,000	Nihon Nohyaku Co. Ltd.	64,767
11,000	Nihon Parkerizing Co. Ltd.	132,100
1,000	Nihon Shokuhin Kako Co. Ltd.	8,443
20,000	Nihon Spindle Manufacturing Co. Ltd.	30,217
1,100	Nihon Tokushu Toryo Co. Ltd.	4,143
2,050	Nihon Trim Co. Ltd.	42,291
12,600	Nihon Unisys Ltd.	109,322
46,000	Nihon Yamamura Glass Co. Ltd.	148,198
8,000	Nikkiso Co. Ltd.	61,501
24,000	Nippo Corp.	186,369
50,000	Nippon Beet Sugar Manufacturing Co. Ltd.	129,423
43,000	Nippon Carbide Industries Co., Inc.(b)	51,591
21,000	Nippon Carbon Co. Ltd.	73,954
6,200	Nippon Ceramic Co. Ltd.	83,411
39,000	Nippon Chemical Industrial Co. Ltd.	94,018
42,000	Nippon Chemi-Con Corp.(b)	160,040
7,000	Nippon Chemiphar Co. Ltd.	22,552
30,000	Nippon Coke & Engineering Co. Ltd.	37,327
25,000	Nippon Concrete Industries Co. Ltd.	41,937
13,000	Nippon Denko Co. Ltd.	94,884
14,000	Nippon Densetsu Kogyo Co. Ltd.	118,514

30

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

JAPAN (continued)
10,000	Nippon Denwa Shisetsu Co. Ltd.	$30,550
400	Nippon Felt Co. Ltd.	1,813
300	Nippon Filcon Co. Ltd.	1,643
6,300	Nippon Fine Chemical Co. Ltd.	58,650
38,000	Nippon Flour Mills Co. Ltd.	194,612
26,000	Nippon Formula Feed Manufacturing Co. Ltd.(b)	32,061
8,000	Nippon Gas Co. Ltd.	139,621
18	Nippon Jogesuido Sekkei Co. Ltd.	20,777
3,400	Nippon Kanzai Co. Ltd.	66,138
15,000	Nippon Kasei Chemical Co. Ltd.	32,828
40,000	Nippon Kayaku Co. Ltd.	364,828
44,000	Nippon Kinzoku Co. Ltd.(b)	80,653
31,000	Nippon Koei Co. Ltd.	100,217
27,000	Nippon Konpo Unyu Soko Co. Ltd.	296,051
26,000	Nippon Koshuha Steel Co. Ltd.	27,440
233,000	Nippon Light Metal Co. Ltd.(b)	209,665
60,000	Nippon Meat Packers, Inc.	715,214
64,000	Nippon Metal Industry Co. Ltd.	117,314
56,000	Nippon Paint Co. Ltd.	342,165
3,666	Nippon Paper Group, Inc.	98,151
247	Nippon Parking Development Co. Ltd.	12,705
8,000	Nippon Pillar Packing Co. Ltd.(b)	36,705
46,000	Nippon Piston Ring Co. Ltd.(b)	50,081
37,000	Nippon Road Co. Ltd. (The)	80,153
10,000	Nippon Seiki Co. Ltd.	107,204
6,000	Nippon Seisen Co. Ltd.	17,397
2,000	Nippon Sharyo Ltd.	12,887
236,000	Nippon Sheet Glass Co. Ltd.	718,369
13,000	Nippon Shinyaku Co. Ltd.	181,103
39,000	Nippon Shokubai Co. Ltd.	331,011
14,000	Nippon Signal Co. Ltd. (The)	129,090
52,000	Nippon Soda Co. Ltd.	213,742
20,000	Nippon Steel Trading Co. Ltd.	34,661
63,700	Nippon Suisan Kaisha Ltd.	185,407
26,000	Nippon Synthetic Chemical Industry Co. Ltd. (The)	195,256
32,000	Nippon Thompson Co. Ltd.	170,994
21,000	Nippon Valqua Industries Ltd.	41,993
50,500	Nippon Yakin Kogyo Co. Ltd.	253,019
12,000	Nipro Corp.	261,423
103,000	Nishimatsu Construction Co. Ltd.	160,196
11,400	Nishimatsuya Chain Co. Ltd.	115,374
293,000	Nishi-Nippon City Bank Ltd. (The)	742,143
40,000	Nishi-Nippon Railroad Co. Ltd.	152,863
18,000	Nissan Chemical Industries Ltd.	237,760
34,000	Nissan Shatai Co. Ltd.	291,596
28,000	Nissay Dowa General Insurance Co. Ltd.	126,912

Shares		Value

JAPAN (continued)
6,800	Nissei Corp.	$46,912
7,900	Nissen Holdings Co. Ltd.	26,066
3,400	Nissha Printing Co. Ltd.	164,684
7,300	Nisshin Fudosan Co. Ltd.	39,657
42,000	Nisshin Oillio Group Ltd. (The)	223,029
278,000	Nisshin Steel Co. Ltd.	475,610
40,000	Nisshinbo Holdings, Inc.	403,044
39,000	Nissin Corp.	90,118
17,000	Nissin Electric Co. Ltd.	96,506
13,900	Nissin Kogyo Co. Ltd.	211,862
21,000	Nissin Sugar Manufacturing Co. Ltd.	45,492
4,800	Nissui Pharmaceutical Co. Ltd.	37,860
8,900	Nitta Corp.	132,489
19,000	Nittetsu Mining Co. Ltd.	104,272
85,000	Nitto Boseki Co. Ltd.	156,752
13,000	Nitto Kogyo Corp.	131,423
4,400	Nitto Kohki Co. Ltd.	92,727
6,000	Nitto Seiko Co. Ltd.	14,931
6,200	Noevir Co. Ltd.	65,296
60,000	NOF Corp.	276,621
4,000	Nohmi Bosai Ltd.	29,640
39,500	NOK Corp.	538,427
23,000	Nomura Co. Ltd.	66,944
9	Nomura Real Estate Residential Fund, Inc. REIT	42,993
58,000	Noritake Co. Ltd.	171,394
9,600	Noritsu Koki Co. Ltd.	81,800
9,000	Noritz Corp.	115,581
3,700	NS Solutions Corp.	68,644
10,600	NSD Co. Ltd.	109,633
115,000	NSK Ltd.	689,885
141,000	NTN Corp.	548,242
4,300	Obara Corp.	42,945
11,000	Obayashi Road Corp.	19,430
350	OBIC Business Consultants Ltd.	16,953
960	Obic Co. Ltd.	164,239
15,000	Oenon Holdings, Inc.	32,161
85,000	Ogaki Kyoritsu Bank Ltd. (The)	295,562
3,600	Ohara, Inc.	55,151
700	Ohashi Technica, Inc.	3,966
4,838	Oiles Corp.	80,566
58,000	Oita Bank Ltd. (The)	239,049
17,800	Okabe Co. Ltd.	64,069
13,000	Okamoto Industries, Inc.	49,969
24,000	Okamura Corp.	119,447
61,000	Okasan Securities Group, Inc.	295,462
135,000	Oki Electric Industry Co. Ltd.(b)	124,479
2,860	Okinawa Electric Power Co., Inc. (The)	155,367
32,000	OKK Corp.(b)	26,662
55,000	OKUMA Corp.	274,954
67,000	Okumura Corp.	237,438
17,000	Okura Industrial Co. Ltd.(b)	51,558
9,000	Okuwa Co. Ltd.	101,283

31

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

JAPAN (continued)
3,700	Olympic Corp.	$26,594
12,000	O-M Ltd.	39,593
7,000	ONO Sokki Co. Ltd.	31,884
7,000	Onoken Co. Ltd.	59,335
59,000	Onward Holdings Co. Ltd.	372,949
10,000	Organo Corp.	72,877
15,000	Origin Electric Co. Ltd.	39,327
7,100	Osaka Steel Co. Ltd.	132,906
1,300	OSAKA Titanium Technologies Co.	35,455
6,000	Osaki Electric Co. Ltd.	58,990
10,600	OSG Corp.	106,100
2,100	Otsuka Corp.	112,681
7,100	Oyo Corp.	63,495
86	Pacific Golf Group International Holdings KK	60,190
19,000	Pacific Industrial Co. Ltd.	87,174
9,000	Pacific Metals Co. Ltd.	69,988
1,900	Pack Corp. (The)	28,875
2,000	Pal Co. Ltd.	42,904
17,000	PanaHome Corp.	108,026
7,700	Paramount Bed Co. Ltd.	173,649
16,300	Parco Co. Ltd.	144,684
4,600	Paris Miki Holdings, Inc.	38,123
13,000	Park24 Co. Ltd.	146,731
27	Pasona Group, Inc.	21,176
109,000	Penta-Ocean Construction Co. Ltd.(b)	125,935
2,900	Pigeon Corp.	113,403
54	Pilot Corp.	63,769
2,400	Piolax, Inc.	41,273
60,300	Pioneer Corp.(b)	154,744
3,300	Plenus Co. Ltd.	45,276
57,000	Press Kogyo Co. Ltd.	129,178
38,000	Prima Meat Packers Ltd.	44,326
3,300	Pronexus, Inc.	22,290
17,000	PS Mitsubishi Construction Co. Ltd.(b)	63,834
21,100	QP Corp.	244,250
27,500	Raito Kogyo Co. Ltd.	55,602
31,000	Rasa Industries Ltd.(b)	35,816
40,000	Rengo Co. Ltd.	226,629
28,300	Renown, Inc.(b)	52,189
10,000	Resort Solution Co. Ltd.	16,442
6,192	Resorttrust, Inc.	71,609
1,000	Rheon Automatic Machinery Co. Ltd.	3,077
30,000	Rhythm Watch Co. Ltd.(b)	40,993
7,300	Ricoh Leasing Co. Ltd.	152,301
5,000	Right On Co. Ltd.	42,771
31,000	Riken Corp.	114,681
4,500	Riken Keiki Co. Ltd.	32,595
9,000	Riken Technos Corp.	21,296
2,600	Riken Vitamin Co. Ltd.	69,033
3,700	Ringer Hut Co. Ltd.	47,311
5,200	Rinnai Corp.	232,228

Shares		Value

JAPAN (continued)
73	Risa Partners, Inc.	$59,282
698	Riso Kyoiku Co. Ltd.	42,183
2,400	Rock Field Co. Ltd.	32,128
18,000	Rohto Pharmaceutical Co. Ltd.	232,161
9,300	Roland Corp.	100,940
2,200	Roland DG Corp.	29,304
13,400	Round One Corp.	99,739
6,000	Royal Holdings Co. Ltd.	66,789
61,000	Ryobi Ltd.(b)	160,607
23,000	Ryoden Trading Co. Ltd.	133,378
3,400	Ryohin Keikaku Co. Ltd.	154,485
12,200	Ryosan Co. Ltd.	294,784
3,300	Ryoshoku Ltd.	80,103
10,100	Ryoyo Electro Corp.	83,704
5,000	S Foods, Inc.	45,826
119,000	S Science Co. Ltd.(b)	3,966
4,000	Sagami Chain Co. Ltd.(b)	35,772
20,000	Sagami Co. Ltd.(b)	39,993
39,000	Sagami Railway Co. Ltd.	168,539
65,000	Saibu Gas Co. Ltd.	187,024
5,000	Saizeriya Co. Ltd.	97,039
44,000	Sakai Chemical Industry Co. Ltd.	180,370
39,000	Sakai Ovex Co. Ltd.(b)	38,560
25,000	Sakata INX Corp.	96,651
12,000	Sakata Seed Corp.	189,435
3,000	Sala Corp.	19,263
24,000	San-Ai Oil Co. Ltd.	124,779
41,000	Sanden Corp.(b)	121,158
7,500	Sanei-International Co. Ltd.	86,152
70,000	San-In Godo Bank Ltd. (The)	618,230
15,700	Sanix, Inc.(b)	28,255
9,000	Sankei Building Co. Ltd. (The)	70,788
55,000	Sanken Electric Co. Ltd.	205,910
23,000	Sanki Engineering Co. Ltd.	170,683
42	Sanko Marketing Foods Co. Ltd.	37,980
10,000	Sankyo Seiko Co. Ltd.	27,218
114,000	Sankyo-Tateyama Holdings, Inc.(b)	113,981
34,000	Sankyu, Inc.	151,841
20,600	Sanoh Industrial Co. Ltd.	132,276
9,400	Sanrio Co. Ltd.	78,007
14,200	Sanshin Electronics Co. Ltd.	113,581
6,000	Sansui Electric Co. Ltd.(b)	400
2,800	Santen Pharmaceutical Co. Ltd.	97,050
67,000	Sanwa Holdings Corp.	186,824
25,000	Sanyo Chemical Industries Ltd.	141,643
9,000	Sanyo Denki Co. Ltd.	42,793
48	Sanyo Housing Nagoya Co. Ltd.	44,313
40,000	Sanyo Shokai Ltd.	130,645
33,000	Sanyo Special Steel Co. Ltd.	125,379
141,500	Sapporo Hokuyo Holdings, Inc.	485,736
35,000	Sapporo Holdings Ltd.	187,024
18,000	Sasebo Heavy Industries Co. Ltd.	40,993

32

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

JAPAN (continued)
8,200	Sato Corp.	$101,208
4,600	Sato Shoji Corp.	25,040
3,000	Satori Electric Co. Ltd.	19,530
11,000	SAXA Holdings, Inc.(b)	23,463
2,956	SBI Holdings, Inc.	561,546
1,600	Secom Joshinetsu Co. Ltd.	32,848
2,500	Secom Techno Service Co. Ltd.	69,433
16,000	Sega Sammy Holdings, Inc.	230,539
13,000	Seika Corp.	30,473
5,600	Seikagaku Corp.	71,544
36,000	Seiko Holdings Corp.	75,987
100	Seiko PMC Corp.	282
67,000	Seino Holdings Corp.	504,649
23,000	Seiren Co. Ltd.	153,308
13,000	Sekisui Jushi Corp.	105,860
29,000	Sekisui Plastics Co. Ltd.	115,014
29,000	Senko Co. Ltd.	109,859
16,650	Senshu Ikeda Holdings, Inc.(b)	56,970
13,400	Senshukai Co. Ltd.	91,105
5,000	Shibaura Mechatronics Corp.(b)	18,830
13,000	Shibusawa Warehouse Co. Ltd. (The)	40,871
9,700	Shibuya Kogyo Co. Ltd.	88,686
91,000	Shiga Bank Ltd. (The)	573,204
61,000	Shikibo Ltd.	147,731
53,000	Shikoku Bank Ltd. (The)	181,348
15,000	Shikoku Chemicals Corp.	97,650
5,400	Shima Seiki Manufacturing Ltd.	111,641
19,300	Shimachu Co. Ltd.	462,051
32,000	Shimadzu Corp.	226,451
3,000	Shimizu Bank Ltd. (The)	131,311
7,200	Shin Nippon Air Technologies Co. Ltd.	51,111
31,000	Shinagawa Refractories Co. Ltd.	61,301
29,000	Shindengen Electric Manufacturing Co. Ltd.(b)	69,911
21,100	Shin-Etsu Polymer Co. Ltd.	138,534
8,200	Shinkawa Ltd.	134,093
9,000	Shin-Keisei Electric Railway Co. Ltd.	35,794
12,000	Shinko Electric Industries Co. Ltd.	185,436
5,000	Shinko Plantech Co. Ltd.	52,547
8,000	Shinko Shoji Co. Ltd.	63,101
7,000	Shinko Wire Co. Ltd.	11,198
8,000	Shin-Kobe Electric Machinery Co. Ltd.	100,872
41,000	Shinmaywa Industries Ltd.	150,308
6,700	Shinnihon Corp.	12,207
16,000	Shinsho Corp.	27,018
27,000	Shinwa Kaiun Kaisha Ltd.(b)	75,887
15,000	Shiroki Corp.(b)	24,329
2,000	Shizuki Electric Co., Inc.	8,710
10,000	Shizuoka Gas Co. Ltd.	77,432
4,900	SHO-BOND Holdings Co. Ltd.	86,498
4,300	Shobunsha Publications, Inc.	29,474

Shares		Value

JAPAN (continued)
18,000	Shochiku Co. Ltd.	$159,173
500	Shofu, Inc.	4,238
34,000	Shoko Co. Ltd.	43,059
5,000	Showa Aircraft Industry Co. Ltd.	33,383
15,100	Showa Corp.	89,914
359,000	Showa Denko KK	709,904
32,000	Showa Sangyo Co. Ltd.	108,071
2,000	Showa Tansan Co. Ltd.	8,887
11,600	Siix Corp.	129,254
82	Simplex Technology, Inc.	39,399
11,000	Sinanen Co. Ltd.	59,023
22,000	Sinfonia Technology Co. Ltd.	53,524
22,300	Sintokogio Ltd.	161,524
538	SKY Perfect JSAT Holdings, Inc.	249,531
32,000	SMK Corp.	206,899
8,000	Sodick Co. Ltd.(b)	18,219
1,400	Soft99 Corp.	7,963
1,200	Sogo Medical Co. Ltd.	31,861
19,500	Sohgo Security Services Co. Ltd.	228,978
534,500	Sojitz Corp.	1,015,381
25	So-Net Entertainment Corp.	55,380
9,400	Sorun Corp.	48,141
200	SPK Corp.	2,555
3,100	Square Enix Holdings Co. Ltd.	78,348
2,500	SRA Holdings, Inc.	22,191
35	SRI Sports Ltd.	32,467
16,000	SSP Co. Ltd.	87,630
5,000	ST Corp.	56,602
1,000	St. Marc Holdings Co. Ltd.	30,328
12,100	Stanley Electric Co. Ltd.	244,110
11,000	Star Micronics Co. Ltd.	92,140
30,000	Starzen Co. Ltd.	78,654
2,000	Stella Chemifa Corp.	112,204
4,200	Sugi Holdings Co. Ltd.	92,198
2,900	Sugimoto & Co. Ltd.	28,512
8,100	Sumida Corp.	54,531
37,000	Sumikin Bussan Corp.	82,620
12,000	Suminoe Textile Co. Ltd.	17,197
5,600	Sumiseki Holdings, Inc.(b)	6,221
8,800	Sumisho Computer Systems Corp.	141,070
76,000	Sumitomo Bakelite Co. Ltd.	364,739
12,300	Sumitomo Densetsu Co. Ltd.	65,042
48,700	Sumitomo Forestry Co. Ltd.	378,715
150,000	Sumitomo Heavy Industries Ltd.(b)	706,549
97,000	Sumitomo Light Metal Industries Ltd.(b)	88,363
37,800	Sumitomo Mitsui Construction Co. Ltd.(b)	33,174
141,000	Sumitomo Osaka Cement Co. Ltd.	252,191
12,300	Sumitomo Pipe & Tube Co. Ltd.	70,645

33

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

JAPAN (continued)
7,000	Sumitomo Precision Products Co. Ltd.	$21,308
1,370	Sumitomo Real Estate Sales Co. Ltd.	49,160
32,500	Sumitomo Rubber Industries, Inc.	305,810
13,000	Sumitomo Seika Chemicals Co. Ltd.	50,547
56,000	Sumitomo Warehouse Co. Ltd. (The)	250,714
18,000	Sun Wave Corp.	51,591
4,400	Sundrug Co. Ltd.	111,692
10,500	Sunx Ltd.	36,744
38,000	Suruga Bank Ltd.	351,230
1,300	Suruga Co. Ltd.	26,472
12,700	Suzuken Co. Ltd.	455,713
102,000	SWCC Showa Holdings Co. Ltd.(b)	98,584
62,000	SXL Corp.(b)	35,816
4,100	Sysmex Corp.	186,747
6,800	T. Hasegawa Co. Ltd.	106,062
13,000	T. RAD Co. Ltd.	35,672
5,000	Tachibana Eletech Co. Ltd.	36,272
9,800	Tachi-S Co. Ltd.	79,476
38,000	Tadano Ltd.	184,058
8,000	Taihei Dengyo Kaisha Ltd.	97,850
22,000	Taihei Kogyo Co. Ltd.	72,588
311,000	Taiheiyo Cement Corp.(b)	369,683
9,900	Taiho Kogyo Co. Ltd.	74,788
9,400	Taikisha Ltd.	120,509
288,100	Taisei Corp.	576,104
45,000	Taiyo Yuden Co. Ltd.	521,913
1,800	Takachiho Electric Co. Ltd.	18,557
22,000	Takagi Securities Co. Ltd.	40,815
6,600	Takamatsu Construction Group Co. Ltd.	93,851
6,500	Takano Co. Ltd.	40,510
23,000	Takara Holdings, Inc.	143,343
3,800	Takara Printing Co. Ltd.	32,675
37,000	Takara Standard Co. Ltd.	215,797
16,000	Takasago International Corp.	84,430
21,000	Takasago Thermal Engineering Co. Ltd.	169,372
26,000	Takashima & Co. Ltd.(b)	38,416
91,000	Takashimaya Co. Ltd.	626,784
10,600	Takata Corp.	203,486
276	Take and Give Needs Co. Ltd.(b)	36,334
9,000	Takihyo Co. Ltd.	47,592
11,000	Takiron Co. Ltd.	30,550
31,000	Takuma Co. Ltd.(b)	82,308
5,900	Tamron Co. Ltd.	65,479
37,000	Tamura Corp.(b)	122,080
14,000	Tatsuta Electric Wire and Cable Co. Ltd.	32,972
19,000	Tayca Corp.	53,613
13,000	TCM Corp.(b)	31,050

Shares		Value

JAPAN (continued)
27,000	Teac Corp.(b)	$11,998
11,170	Tecmo Koei Holdings Co. Ltd.(b)	94,309
294,000	Teijin Ltd.	881,853
800	Teikoku Electric Manufacturing Co. Ltd.	17,090
9,800	Teikoku Piston Ring Co. Ltd.	40,718
7,000	Teikoku Sen-I Co. Ltd.	41,060
8,000	Teikoku Tsushin Kogyo Co. Ltd.	18,752
72,000	Tekken Corp.(b)	63,989
8,300	Tenma Corp.	98,661
26	T-GAIA Corp.	50,489
21,400	THK Co. Ltd.	380,381
5,600	TKC Corp.	114,034
78,000	Toa Corp.	83,186
18,000	Toa Road Corp.	26,196
82,000	Toagosei Co. Ltd.	292,418
13,000	Tobu Store Co. Ltd.	43,326
31,400	TOC Co. Ltd.	149,648
3,000	Tocalo Co. Ltd.	49,792
41,000	Tochigi Bank Ltd. (The)	190,390
96,000	Toda Corp.	324,213
15,000	Toda Kogyo Corp.	146,309
26,000	Toei Co. Ltd.	148,175
16,000	Toenec Corp.	97,406
76,000	Toho Bank Ltd. (The)	256,668
43,000	Toho Gas Co. Ltd.	224,518
2,400	Toho Holdings Co. Ltd.	35,621
9,000	Toho Real Estate Co. Ltd.	56,491
2,100	Toho Titanium Co. Ltd.	26,946
37,000	Toho Zinc Co. Ltd.	190,313
13,000	Tohoku Bank Ltd. (The)	20,074
4,000	Tohto Suisan Co. Ltd.	7,465
54,000	Tokai Carbon Co. Ltd.	269,955
13,000	Tokai Corp.	71,632
16,800	Tokai Rika Co. Ltd.	358,340
16,500	Tokai Rubber Industries, Inc.	198,700
83,000	Tokai Tokyo Financial Holdings	277,543
1,230	Token Corp.	39,353
4,000	Toko Electric Corp.	22,574
39,000	Toko, Inc.(b)	58,490
27,000	Tokushima Bank Ltd. (The)	99,883
31,840	Tokushu Tokai Holdings Co. Ltd.	81,002
67,000	Tokuyama Corp.	431,706
35,000	Tokyo Dome Corp.	111,593
15	Tokyo Electron Device Ltd.	19,513
16,000	Tokyo Energy & Systems, Inc.	129,223
26,000	Tokyo Keiki, Inc.	32,061
14,000	Tokyo Kikai Seisakusho Ltd.	22,552
18,800	Tokyo Ohka Kogyo Co. Ltd.	368,836
11,000	Tokyo Rakutenchi Co. Ltd.	45,215
21,000	Tokyo Rope Manufacturing Co. Ltd.	60,890

34

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

JAPAN (continued)
11,900	Tokyo Seimitsu Co. Ltd.(b)	$153,088
41,300	Tokyo Steel Manufacturing Co. Ltd.	551,493
30,000	Tokyo Style Co. Ltd.	256,957
117,000	Tokyo Tatemono Co. Ltd.	578,404
5,800	Tokyo Tatemono Real Estate Sales Co. Ltd.	19,652
12,000	Tokyo Tekko Co. Ltd.	39,993
20,000	Tokyo Theaters Co., Inc.	33,550
13,700	Tokyo Tomin Bank Ltd. (The)	203,639
34,000	Tokyotokeiba Co. Ltd.	54,013
2,300	Tokyu Community Corp.	49,927
10,980	Tokyu Construction Co. Ltd.(b)	30,495
77,000	Tokyu Land Corp.	321,635
3,900	Tokyu Livable, Inc.	36,047
12,000	Toli Corp.	22,130
19,000	Tomato Bank Ltd.	40,104
2,700	Tomen Devices Corp.	54,321
3,500	Tomen Electronics Corp.	39,543
14,800	Tomoe Corp.	36,665
2,400	Tomoe Engineering Co. Ltd.	36,527
15,000	Tomoku Co. Ltd.	34,494
8,436	Tomy Co. Ltd.	75,349
17,000	Tonami Holdings Co. Ltd.	46,648
28,000	Tonichi Carlife Group(b)	29,551
22,100	Topcon Corp.	123,985
9,500	Toppan Forms Co. Ltd.	119,047
14,800	Topre Corp.	134,822
75,000	Topy Industries Ltd.	149,142
6,500	Tori Holdings Co. Ltd.(b)	3,249
23	Toridoll Corp	49,365
4,900	Torigoe Co. Ltd. (The)	43,820
6,300	Torii Pharmaceutical Co. Ltd.	122,760
5,000	Torishima Pump Manufacturing Co. Ltd.	89,041
43,000	Toshiba Machine Co. Ltd.	141,399
17,000	Toshiba Plant Systems & Services Corp.	225,685
58,000	Toshiba TEC Corp.(b)	240,338
23,000	Tosho Printing Co. Ltd.	48,803
147,000	Tosoh Corp.	404,999
16,000	Totetsu Kogyo Co. Ltd.	94,918
38,000	TOTO Ltd.	231,339
19,000	Tottori Bank Ltd. (The)	53,613
4,500	Touei Housing Corp.(b)	52,991
84,000	Towa Bank Ltd. (The)(b)	55,991
2,000	Towa Pharmaceutical Co. Ltd.	97,984
105,000	Toyo Construction Co. Ltd.	53,658
7,200	Toyo Corp.	65,669
7,000	Toyo Electric Manufacturing Co. Ltd.	62,212
13,000	Toyo Engineering Corp.	44,626
87,000	Toyo Ink Manufacturing Co. Ltd.	308,315
19,000	Toyo Kanetsu K K.	32,084
26,000	Toyo Kohan Co. Ltd.	128,534

Shares		Value

JAPAN (continued)
38,000	Toyo Securities Co. Ltd.(b)	$77,254
4,000	Toyo Suisan Kaisha Ltd.	105,538
700	Toyo Tanso Co. Ltd.	35,694
60,000	Toyo Tire & Rubber Co. Ltd.(b)	115,981
20,000	Toyo Wharf & Warehouse Co. Ltd.	37,327
133,000	Toyobo Co. Ltd.	209,809
9,200	Toyoda Gosei Co. Ltd.	266,756
13,400	Toyota Auto Body Co. Ltd.	255,004
10,200	Toyota Boshoku Corp.	219,150
12,600	Transcosmos, Inc.(b)	112,821
8,100	Trusco Nakayama Corp.	128,049
4,300	TS Tech Co. Ltd.	84,696
53,000	Tsubakimoto Chain Co.	234,928
28,000	Tsudakoma Corp.	38,260
34,000	Tsugami Corp.	64,967
15,000	Tsukishima Kikai Co. Ltd.	94,984
8,900	Tsumura & Co.	308,482
3,100	Tsuruha Holdings, Inc.	122,602
5,000	Tsurumi Manufacturing Co. Ltd.	35,716
4,000	Tsutsumi Jewelry Co. Ltd.	94,873
31	TV Asahi Corp.	47,766
300	TV Tokyo Corp.	7,582
149,000	Ube Industries Ltd.	393,957
15,000	Ube Material Industries Ltd.	39,827
32,000	Uchida Yoko Co. Ltd.	97,050
6,900	Ulvac, Inc.	167,105
1,300	Unicharm Petcare Corp.	46,215
34,000	Uniden Corp.(b)	81,209
3,500	Unimat Life Corp.	35,927
2,500	Union Tool Co.	74,015
4,000	Unipres Corp.	56,346
5,600	United Arrows Ltd.	57,546
94,000	Unitika Ltd.(b)	75,187
3,400	Universe Co. Ltd.	53,484
79,000	UNY Co. Ltd.	602,055
18,100	U-Shin Ltd.	97,724
15,000	Ushio, Inc.	240,460
3,150	USS Co. Ltd.	193,868
7,600	Utoc Corp.	21,361
15,700	Valor Co. Ltd.	136,742
13,600	Vital KSK Holdings, Inc.(b)	82,191
27,000	Wacoal Holdings Corp.	330,545
33	Wacom Co. Ltd. Japan	75,521
18,000	Wakachiku Construction Co. Ltd.(b)	9,398
5,100	Warabeya Nichiyo Co. Ltd.	62,833
5,500	WATAMI Co. Ltd.	108,943
22,000	Wood One Co. Ltd.	57,190
5,100	Xebio Co. Ltd.	116,714
6,300	Yachiyo Bank Ltd. (The)	188,619
4,000	Yahagi Construction Co.	26,618
2,600	Yaizu Suisankagaku Industry Co. Ltd.	32,495
4,800	YAMABIKO Corp.	58,870
50,000	Yamagata Bank Ltd. (The)	242,737

35

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

JAPAN (continued)
18,000	Yamaguchi Financial Group, Inc.	$174,971
65,500	Yamaha Corp.	694,184
59,000	Yamanashi Chuo Bank Ltd. (The)	274,632
9,300	Yamatake Corp.	199,813
29,000	Yamatane Corp.	41,560
7,200	Yamato Kogyo Co. Ltd.	222,363
9,000	Yamazaki Baking Co. Ltd.	111,481
100	Yamazawa Co. Ltd.	1,458
18,200	Yamazen Corp.	60,050
2,500	Yaoko Co. Ltd.	88,041
29,000	Yaskawa Electric Corp.	234,861
5,000	Yasuda Warehouse Co. Ltd. (The)	34,494
11,400	Yellow Hat Ltd.	108,915
55,000	Yodogawa Steel Works Ltd.	231,573
3,000	Yokogawa Bridge Holdings Corp.	25,662
75,500	Yokogawa Electric Corp.	629,062
19,000	Yokohama Reito Co. Ltd.	128,123
68,000	Yokohama Rubber Co. Ltd. (The)	305,194
3,700	Yokowo Co. Ltd.	22,155
5,000	Yomeishu Seizo Co. Ltd.	48,492
14,000	Yomiuri Land Co. Ltd.	46,659
7,000	Yondenko Corp.	39,660
9,000	Yonekyu Corp.	91,985
3,500	Yonex Co. Ltd.	26,051
8,300	Yorozu Corp.	100,782
6,000	Yoshimoto Kogyo Co. Ltd.	87,985
52	Yoshinoya Holdings Co. Ltd.	61,292
72,000	Yuasa Trading Co. Ltd.	68,789
27,000	Yuken Kogyo Co. Ltd.	39,293
3,600	Yukiguni Maitake Co. Ltd.	17,877
22,000	Yuraku Real Estate Co. Ltd.	81,386
20,000	Yurtec Corp.	127,312
800	Yusen Air & Sea Service Co. Ltd.	10,905
2,640	Yushin Precision Equipment Co. Ltd.	43,171
3,000	Yushiro Chemical Industry Co. Ltd.	45,826
6,400	Zenrin Co. Ltd.	95,131
14,300	Zensho Co. Ltd.	100,560
72,000	Zeon Corp.	335,944
5,000	ZERIA Pharmaceutical Co. Ltd.	55,324
8,300	Zuken, Inc.	68,325

		155,898,602

LIECHTENSTEIN — 0.0%
1,292	Verwalt & Privat-Bank AG	138,532

LUXEMBOURG — 0.0%
48,800	Acergy SA	617,894
4,900	Altisource Portfolio Solutions SA(b)	74,725

Shares		Value

LUXEMBOURG (continued)
2,150	Elcoteq SE(b)	$3,449
5,544	Oriflame Cosmetics SA	312,679
220,632	Regus Plc	369,356

		1,378,103

MALAYSIA — 0.2%
61,000	Aeon Co. (Malaysia) Berhad	91,522
226,400	Affin Holdings Berhad	135,342
96,700	AirAsia Berhad(b)	38,255
148,600	Alliance Financial Group Berhad	107,123
45,800	Amway (Malaysia) Holdings Berhad	97,975
58,400	ANN JOO Resources Berhad(b)	44,838
85,200	Bandar Raya Developements Berhad	44,441
22,000	Batu Kawan Berhad	64,147
436,600	Berjaya Corp. Berhad	150,971
31,500	Berjaya Sports Toto Berhad	39,877
92,540	Boustead Holdings Berhad	92,743
75,100	Carlsberg Brewery-Malaysia Berhad	99,033
34,000	Chemical Co. of Malaysia Berhad	25,905
119,000	Dialog Group Berhad	45,333
84,900	DNP Holdings Berhad	36,821
369,300	DRB-Hicom Berhad	117,960
166,900	Eastern & Oriental Berhad(b)	52,821
79,400	EON Capital Berhad	130,297
18,500	Fraser & Neave Holdings Berhad	57,465
248,600	Gamuda Berhad	229,477
48,100	Genting Plantations Berhad	86,686
76,900	Guinness Anchor Berhad	157,744
102,700	GuocoLand Malaysia Berhad	34,610
60,800	HAP Seng Consolidated Berhad	43,651
110,500	Hap Seng Plantations Holdings Berhad	73,181
54,100	Hong Leong Financial Group Berhad	98,292
51,500	Hong Leong Industries Berhad	63,686
30,500	Hume Industries-Malaysia Berhad	30,388
213,100	IGB Corp. Berhad(b)	121,771
387,940	IJM Corp. Berhad	545,674
114,200	IJM Land Berhad(b)	78,643
97,200	IJM Plantations Berhad	74,912
32,800	JT International Berhad	44,694
72,400	Kencana Petroleum Berhad	46,463
54,900	KFC Holdings Malaysia Berhad	120,659
159,300	KLCC Property Holdings Berhad	152,648
538,200	KNM Group Berhad	124,594
37,500	KPJ Healthcare Berhad	48,791
58,700	Kulim Malaysia Berhad	127,119
40,000	Lafarge Malayan Cement Berhad	71,033

36

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

MALAYSIA (continued)
157,800	Landmarks Berhad(b)	$62,426
97,400	Lingkaran Trans Kota Holdings Berhad	80,203
322,800	Lion Corp. Berhad(b)	36,891
262,600	Lion Diversified Holdings Berhad	37,322
112,000	Lion Industries Corp. Berhad	46,605
74,900	Mah Sing Group Berhad	39,508
50,000	Malaysia Airports Holdings Berhad	54,652
50,100	Malaysian Airline System Berhad(b)	45,512
64,800	Malaysian Bulk Carriers Berhad	59,246
12,000	Malaysian Pacific Industries	19,798
247,500	Malaysian Resources Corp. Berhad(b)	99,363
82,500	MEASAT Global Berhad(b)	40,132
112,000	Media Prima Berhad	55,795
279,900	MMC Corp. Berhad	205,055
46,000	MNRB Holdings Berhad	41,922
106,100	Muhibbah Engineering M Berhad	36,377
450,000	Mulpha International Berhad(b)	62,637
29,100	Naim Cendera Holdings Berhad	26,350
58,700	NCB Holdings Berhad	52,636
4,700	Nestle Malaysia Berhad	45,698
70,500	Oriental Holdings Berhad	114,659
199,300	OSK Holdings Berhad	87,604
58,300	Padiberas Nasional Berhad	34,852
48,600	Parkson Holdings Berhad	72,633
17,000	Pelikan International Corp. Berhad	6,775
106,300	POS Malaysia Berhad	71,957
69,100	Proton Holdings Berhad	76,744
86,870	Puncak Niaga Holdings Berhad	81,461
143,700	Ranhill Berhad	38,109
84,100	SapuraCrest Petroleum Berhad	51,507
112,900	Sarawak Energy Berhad	86,019
260,900	Scomi Group Berhad	43,579
75,100	Shangri-La Hotels (Malaysia) Berhad	40,493
28,400	Shell Refining Co. Federation of Malaya Berhad	89,049
90,800	SP Setia Berhad	102,973
91,200	Star Publications Malaysia Berhad	90,866
41,790	Subur Tiasa Holdings Berhad	24,002
62,400	Sunrise Berhad(b)	39,131
104,800	Sunway City Berhad	94,896
153,500	Sunway Holdings Berhad	62,075
51,600	Ta Ann Holdings Berhad	69,858
325,600	TA Enterprise Berhad	73,469
195,360	Ta Global Berhad ICPS(c)(d)	28,387
195,360	TA Global Ordinary Shares(c)	28,387
210,800	TAN Chong Motor Holdings Berhad	139,607
170,200	Time dotCom Berhad(b)	20,449

Shares		Value

MALAYSIA (continued)
140,000	Titan Chemicals Corp.(b)	$47,590
60,480	Top Glove Corp. Berhad	144,443
275,400	Tradewinds Corp. Berhad	48,422
99,300	Uchi Technologies Berhad	40,156
80,250	UEM Land Holdings Berhad(b)	39,508
75,100	UMW Holdings Berhad	138,866
90,600	Unisem (M) Berhad	39,559
38,700	United Plantations Berhad	147,655
105,000	Wah Seong Corp. Berhad	74,462
141,900	WTK Holdings Berhad	48,236
82,259	YNH Property Berhad(b)	40,738
95,600	Zelan Berhad	24,933

		7,499,822

MEXICO — 0.3%
107,100	Alfa SAB de CV - Series A	554,572
22,000	Alsea SAB de CV	14,812
376,100	Axtel SAB de CV - CPO Shares(b)	278,577
27,400	Banco Compartamos SA de CV	112,287
154,500	Carso Infraestructura y Construccion SAB de CV(b)	86,589
10,500	Cia Minera Autlan SAB de CV - Series B	22,624
386,400	Consorcio ARA SAB de CV(b)	242,309
158,600	Corp. GEO SAB de CV - Series B(b)	417,408
107,708	Corp. Interamericana de Entretenimiento SAB de CV - Series B(b)	51,228
27,800	Corp. Moctezuma SAB de CV	58,953
34,900	Desarrolladora Homex SAB de CV(b)	207,622
241,200	Embotelladoras Arca SAB de CV	606,482
179,850	Empresas ICA Sociedad Controladora SAB de CV(b)	394,468
59,000	Genomma Lab Internacional SA de CV - Class B(b)	96,250
90,117	Gruma SAB de CV - Series B(b)	162,984
59,900	Grupo Aeroportuario del Centro Norte SAB de CV	86,195
109,000	Grupo Aeroportuario del Pacifico SAB de CV - Series B	278,779
163,500	Grupo Aeroportuario del Sureste SAB de CV - Series B	665,578
76,400	Grupo Bimbo Sab de CV - Class A	444,961
120,492	Grupo Cementos de Chihuahua SAB de CV(b)	359,639
109,000	Grupo Continental SAB de CV	255,087
67,000	Grupo Famsa Sab de CV - Class A(b)	114,730
250,100	Grupo Financiero Banorte SAB de CV - Series O	799,335
57,500	Grupo Industrial Maseca SAB de CV - Series B(d)	38,758

37

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

MEXICO (continued)
32,600	Grupo Industrial Saltillo SAB de CV(b)(c)(d)	$6,419
22,817	Grupo Iusacell SA de CV(b)	77,763
4,500	Grupo Mexicano de Desarrollo SAB de CV(b)	2,215
45,400	Grupo Simec SAB de CV - Series B(b)	111,198
101,300	Impulsora del Desarrollo y El Empleo En America Latina SAB de CV(b)	98,202
138,400	Industrias CH SAB de CV - Series B(b)	421,371
5,700	Industrias Penoles SAB de CV	104,086
127,413	Mexichem SAB de CV	202,645
143,500	Organizacion Soriana SAB de CV - Series B(b)	317,458
13,100	Promotora y Operadora de Infraestructura SAB de CV(b)	23,811
25,500	Qualitas Compania de Seguros SA de CV	11,588
194,100	Sare Holding Sab de CV - Class B(b)	70,415
784,800	TV Azteca SA de CV	404,770
125,800	Urbi Desarrollos Urbanos SAB de CV(b)	241,143

		8,443,311

MONACO — 0.0%
560	Societe des Bains de Mer et du Cercle des Etrangers a Monaco	40,283

NETHERLANDS — 0.6%
30,663	Aalberts Industries NV	385,730
1,723	Accell Group	84,057
6,716	AMG Advanced Metallurgical Group NV(b)	90,850
1,517	Amsterdam Commodities NV	10,247
8,272	Arcadis NV	166,046
16,551	ASM International NV(b)	336,739
6,939	BE Semiconductor Industries NV(b)	27,368
2,250	Beter BED Holding NV	49,171
14,708	BinckBank NV	292,099
4,451	Brunel International	126,061
16,683	Crucell NV(b)	333,901
3,083	Crucell NV - ADR(b)	60,889
10,240	Draka Holding(b)	191,762
3,556	Exact Holding NV	98,227
4,496	Fornix Biosciences NV	47,639
9,788	Fugro NV - CVA	547,443
903	Gamma Holding NV(b)	10,631
4,353	Grontmij NV CVA	120,114
6,853	Heijmans NV - CVA(b)	122,485
16,275	Imtech NV	415,312
2,814	Innoconcepts(b)	9,107
82,206	James Hardie Industries NV(b)	533,522
4,478	KAS Bank NV - CVA	92,195

Shares		Value

NETHERLANDS (continued)
419	Kendrion NV	$5,611
54,001	Koninklijke BAM Groep NV	637,989
20,051	Koninklijke Boskalis Westminster NV - CVA	706,422
74,944	Koninklijke DSM NV	3,291,091
6,156	Koninklijke Vopak NV(b)	416,736
3,411	Macintosh Retail Group NV	70,252
19,570	Mediq NV	310,466
11,096	Nutreco Holding NV	561,732
41,505	OCE NV(b)	263,380
23,562	Ordina NV(b)	146,606
1,875	Punch Graphix NV(b)	4,230
31,667	Qiagen NV(b)	658,030
11,176	Qurius NV(b)	4,770
44,158	Randstad Holding NV(b)	1,683,113
42,668	SBM Offshore NV	820,696
8,307	Sligro Food Group NV	256,236
5,103	Smit International NV	402,001
60,863	SNS Reaal(b)	432,797
9,011	Super De Boer(b)	63,122
9,199	Telegraaf Media Groep NV	172,809
9,743	Ten Cate NV	229,126
14,810	TKH Group NV	246,285
21,144	TNT NV	562,587
27,942	TomTom NV(b)	267,861
6,421	Unit 4 Agresso NV(b)	153,081
28,285	USG People NV(b)	494,304
700	VistaPrint NV(b)	35,735
113,928	Wavin NV	236,068
52,890	Wolters Kluwer NV	1,182,710

		18,467,441

NEW ZEALAND — 0.1%
124,893	Air New Zealand Ltd.	116,502
955	Allied Medical Ltd.(c)(d)	0
293,121	Auckland International Airport Ltd.	424,865
77,302	Contact Energy Ltd.(b)	347,230
253,331	Fisher & Paykel Appliances Holdings Ltd.	119,973
75,034	Fisher & Paykel Healthcare Corp. Ltd.	166,906
17,741	Freightways Ltd.	38,318
72,534	Infratil Ltd.	84,836
25,306	Mainfreight Ltd.	96,784
133,040	New Zealand Oil & Gas Ltd.	164,196
31,497	New Zealand Refining Co. Ltd. (The)	120,462
61,319	Nuplex Industries Ltd.	109,119
35,209	PGG Wrightson Ltd.(b)	15,411
80,140	Pike River Coal Ltd.(b)	64,405
36,901	Port of Tauranga Ltd.	186,672
27,536	Pumpkin Patch Ltd.	39,319
76,230	Ryman Healthcare Ltd.	103,928
15,128	Sanford Ltd.	52,864

38

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

NEW ZEALAND (continued)
110,775	Sky City Entertainment Group Ltd.	$275,819
71,497	Sky Network Television Ltd.	246,253
16,969	Steel & Tube Holdings Ltd.	38,111
58,281	Tower Ltd.	71,930
27,372	TrustPower Ltd.	148,681
49,480	Vector Ltd.	68,879
34,146	Warehouse Group Ltd. (The)	111,237

		3,212,700

NORWAY — 0.3%
8,000	ABG Sundal Collier Holding ASA	10,479
31,000	Acta Holding ASA(b)	20,844
3,380	Aker ASA - Class A	90,316
70,000	Aker Solutions ASA	844,758
7,600	Aktiv Kapital ASA(b)	54,419
34,500	Atea ASA	227,152
23,800	Austevoll Seafood ASA(b)	141,323
19,520	Blom ASA(b)	42,272
4,500	Bonheur ASA	139,891
97,500	BW Offshore Ltd.(b)	131,455
3,200	Camillo Eitzen & Co. ASA(b)	7,545
26,200	Cermaq ASA(b)	228,785
5,000	Copeinca ASA(b)	35,191
1,400	Det Norske Oljeselskap ASA(b)	11,761
136,848	DNO International ASA(b)	107,549
5,000	DOF ASA(b)	28,642
25,800	EDB Business Partner ASA(b)	111,294
19,000	Eitzen Chemical ASA(b)	7,367
5,500	Ekornes ASA	101,818
4,800	Electromagnetic Geoservices AS(b)	3,915
3,400	Farstad Shipping ASA	79,271
5,300	Fred Olsen Energy ASA	205,487
6,500	Ganger Rolf ASA	182,766
12,320	Kongsberg Gruppen ASA	169,979
1,127,000	Marine Harvest(b)	820,760
83,634	Norse Energy Corp. ASA(b)	54,481
288,200	Norsk Hydro ASA(b)	1,900,059
51,200	Norske Skogindustrier ASA(b)	85,394
4,652	Norwegian Air Shuttle AS(b)	132,429
1,500	Norwegian Energy Co. AS(b)	4,060
3,050	Odfjell ASA - Class A	27,166
8,600	ODIM ASA	47,762
9,000	Opera Software ASA	38,666
72,800	Petroleum Geo-Services ASA(b)	690,379
21,000	Pronova BioPharma A/S(b)	65,282
48,951	Renewable Energy Corp. A/S(b)	293,916
5,000	Rieber & Son ASA	35,802
18,600	Schibsted ASA(b)	306,811
124,724	Sevan Marine ASA(b)	202,359
3,800	Solstad Offshore ASA	71,674
18,810	Songa Offshore SE(b)	94,610
11,656	SpareBank 1 SMN	102,801

Shares		Value

NORWAY (continued)
110,200	Storebrand ASA(b)	$753,861
17,000	Tandberg ASA	456,330
42,000	TGS Nopec Geophysical Co. ASA(b)	640,720
24,200	Tomra Systems ASA	122,143
15,000	Veidekke ASA	115,266
3,250	Wilh Wilhelmsen ASA - Class A	75,490

		10,122,500

PERU — 0.0%
23,658	Hochschild Mining Plc	106,740

PHILIPPINES — 0.1%
1,120,000	Aboitiz Equity Ventures, Inc.	195,233
90,000	Aboitiz Power Corp.	14,176
908,000	Ayala Land, Inc.	200,231
179,600	Banco de Oro Unibank, Inc.	132,017
523,000	Benpres Holdings Corp.(b)	38,993
5,817	China Banking Corp.	44,286
61,000	DMCI Holdings, Inc.	12,427
1,767,500	Energy Development Corp.	155,907
80,000	Filinvest Development Corp.	3,629
2,159,375	Filinvest Land, Inc.	41,723
88,100	First Philippine Holdings Corp.(b)	87,887
155,000	Jollibee Foods Corp.	166,019
127,000	Manila Water Co., Inc.	43,342
3,091,696	Megaworld Corp.	99,994
190,500	Metropolitan Bank & Trust	164,034
66,200	Philippine National Bank(b)	32,672
7,400	Philippine Stock Exchange, Inc.	50,898
100,000	Rizal Commercial Banking Corp.	34,653
321,900	Robinsons Land Corp.	82,816
26,700	Security Bank Corp.	31,402
65,600	Union Bank of Philippines	47,531
323,815	Universal Robina Corp.	85,009
1,823,000	Vista Land & Lifescapes, Inc.(b)	75,807

		1,840,686

POLAND — 0.2%
16,598	Agora SA(b)	109,869
14,296	Alchemia SA(b)	33,504
1,453	AmRest Holdings NV(b)	35,660
7,270	Apator SA	37,694
17,720	Asseco Poland SA	358,320
1,272	Bank BPH SA(b)	30,580
7,366	Bank Handlowy W Warszawie SA(b)	162,953
70,607	Bank Millennium SA(b)	117,150
4,954	Bank Zachodni WBK SA(b)	267,992
38,229	Barlinek SA(b)	48,893
998,357	Bioton SA(b)	79,372
2,016	BRE Bank SA(b)	189,893
6,112	Budimex SA	169,015
30,594	Cersanit-Krasnystaw SA(b)	151,225
3,727	Ciech SA(b)	50,269

39

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

POLAND (continued)
1,000	Dom Development SA	$15,347
155,994	Echo Investment SA(b)	225,930
526	Elektrobudowa SA	31,818
32,056	Eurocash SA	157,344
21,032	Fabryka Kotlow Rafako SA	68,338
6,186	Farmacol SA(b)	88,738
4,055	Firma Oponiarska Debica SA	87,323
78,846	Getin Holdings SA(b)	227,299
4,706	Grupa Kety SA(b)	172,429
28,521	Grupa Lotos SA(b)	262,239
45,450	Impexmetal SA(b)	39,276
1,500	Inter Cars SA(b)	37,072
4,255	Koelner SA(b)	18,370
3,531	Kredyt Bank SA(b)	14,890
66,182	LC Corp. SA(b)	37,746
350	LPP SA(b)	174,274
5,176	Mondi Swiecie SA(b)	127,029
8,958	Mostostal Zabrze SA(b)	14,244
1,856	Mostostal-Warszawa SA(b)	42,663
37,549	Multimedia Polska SA(b)	90,855
90,939	Netia SA(b)	133,281
3,805	NG2 SA	53,320
31,220	Noble Bank SA	53,958
12,374	Orbis SA(b)	196,752
1,308	PBG SA(b)	102,678
16,684	Pfleiderer Grajewo SA(b)	89,043
132,505	Polimex Mostostal SA	172,215
2,961	Polnord SA(b)	35,649
3,298	Polska Grupa Farmaceutyczna SA(b)	52,440
38,946	Polski Koncern Naftowy Orlen SA(b)	410,596
10,688	Przedsiebiorstwo Eksportu I Importu Kopex SA(b)	96,425
6,488	Sygnity SA(b)	26,755
363,944	Synthos SA(b)	150,962
27,465	TVN SA	137,657
7,830	Vistula Group SA(b)	5,954
136	Zaklad Przetworstwa Hutniczego Stalprodukt SA	25,103
1,517	Zaklady Azotowe Pulawy SA	39,852
7,032	Zaklady Azotowe W Tarnowie- Moscicach SA	41,686
2,268	Zaklady Tluszczowe Kruszwica	48,606

		5,648,545

PORTUGAL — 0.2%
8,360	Altri SGPS SA(b)	48,043
102,504	Banco BPI SA	346,200
1,081,127	Banco Comercial Portugues SA	1,543,308
150,877	Banco Espirito Santo SA	1,114,408
66,529	BANIF SGPS SA	128,259
55,072	Brisa Auto-Estradas de Portugal SA	543,823
46,853	Cimpor Cimentos de Portugal SGPS SA	365,510

Shares		Value

PORTUGAL (continued)
7,786	Corticeira Amorim SA(b)	$10,771
27,456	Finibanco Holding SGPS SA(b)	65,861
27,299	Global Intelligent Technologies SGPS SA(b)	35,755
10,315	Impresa SGPS(b)	20,645
7,597	Inapa-Invest Particip Gesta(b)	7,267
38,320	Jeronimo Martins SGPS SA	341,181
19,947	Mota Engil SGPS SA	118,506
1,206	Novabase SGPS SA(b)	8,679
105,109	Portucel Empresa Produtora de Pasta e Papel SA	296,992
1,736	Portugal Telecom SGPS SA	19,889
27,910	REN - Redes Energeticas Nacionais SA	122,400
19,000	SAG GEST-Solucoes Automovel Globais SGPS SA	39,146
13,909	Semapa - Sociedade de Investimento e Gestao	153,949
235,754	Sonae	310,518
11,021	Sonae Capital SGPS SA(b)	14,435
42,221	Sonae Industria SGPS SA(b)	152,354
37,845	Sonaecom - SGPS SA(b)	108,326
62,799	Teixeira Duarte - Engenharia Construcoes SA - Class C(b)	98,795
27,441	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	174,416

		6,189,436

PUERTO RICO — 0.0%
2,800	First Bancorp Puerto Rico.	5,292
1,300	Oriental Financial Group, Inc.	13,845
1,600	Triple-S Management Corp. - Class B(b)	26,720

		45,857

SINGAPORE — 0.3%
366,000	Allgreen Properties Ltd.	300,310
123,000	Ascendas India Trust	81,617
20,000	Asia Food and Properties Ltd.(b)	8,134
111,000	ASL Marine Holdings Ltd.	78,802
1,000	Ban Joo & Co. Ltd.(b)	54
112,000	Banyan Tree Holdings Ltd.(b)	65,128
7,400	Bonvests Holdings Ltd.	4,725
30,000	Bukit Sembawang Estates Ltd.	102,743
28,000	Cerebos Pacific Ltd.	67,126
35,000	CH Offshore Ltd.	17,231
147,010	Chartered Semiconductor Manufacturing Ltd.(b)	275,863
48,000	China Aviation Oil Singapore Corp. Ltd.	37,673
29,000	China Merchants Holdings Pacific Ltd.	13,139
133,000	Chip Eng Seng Corp. Ltd.	33,688
177,000	Chuan Hup Holdings Ltd.(b)	40,412
306,000	ComfortDelgro Corp. Ltd.	336,228

40

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

SINGAPORE (continued)
137,000	Cosco Corp. Singapore Ltd.	$110,456
15,550	Creative Technology Ltd.(b)	66,014
34,000	CSE Global Ltd.	19,407
47,000	Ezion Holdings Ltd.	25,654
112,000	Ezra Holdings Ltd.(b)	153,430
102,000	Fraser and Neave Ltd.	281,645
130,000	Gallant Venture Ltd.(b)	29,218
70,000	Goodpack Ltd.	63,929
38,000	Guocoland Ltd.	51,514
99,000	Hi-P International Ltd.	49,092
102,000	Ho Bee Investment Ltd.	102,615
201,000	Hong Fok Corp. Ltd.(b)	91,067
63,000	Hong Leong Asia Ltd.	93,496
112,600	Hotel Properties Ltd.	167,910
126,000	HTL International Holdings Ltd.	38,657
65,000	HupSteel Ltd.	13,681
56,000	Hwa Hong Corp. Ltd.	16,182
49,000	Hyflux Ltd.	107,681
94,000	Indofood Agri Resources Ltd.(b)	114,687
93,000	Jaya Holdings Ltd.	30,192
267,000	Jiutian Chemical Group Ltd.(b)	35,243
92,950	Jurong Technologies Industrial Corp. Ltd.(b)(c)(d)	1,658
257,000	K1 Ventures Ltd.	31,173
190,000	Keppel Land Ltd.	385,002
25,000	Keppel Telecommunications & Transportation Ltd.	24,616
86,400	Kim Eng Holdings Ltd.	123,292
80,000	KS Energy Services Ltd.	64,500
154,000	Low Keng Huat Singapore Ltd.	38,457
228,000	MediaRing Ltd.(b)	34,976
149,000	Metro Holdings Ltd.	80,796
87,000	Midas Holdings Ltd.	51,211
66,000	MobileOne Ltd.	81,938
32,000	NSL Ltd.	29,225
155,000	Oceanus Group Ltd.(b)	39,813
175,000	Olam International Ltd.	343,370
82,000	Orchard Parade Holdings Ltd.(b)	56,166
12,000	Overseas Union Enterprise Ltd.(b)	80,910
24,000	Pan Pacific Hotels Group Ltd.	22,432
200,320	Parkway Holdings Ltd.	363,036
45,000	Petra Foods Ltd.	27,291
145,627	Raffles Education Corp. Ltd.	51,952
56,000	Raffles Medical Group Ltd.	53,141
121,000	Rotary Engineering Ltd.	90,650
43,000	SBS Transit Ltd.	54,611
47,142	SC Global Developments Ltd.(b)	47,426
58,000	Singapore Land Ltd.	228,847
267,000	Singapore Post Ltd.	180,026
182,000	Singapore Reinsurance Corp. Ltd.	38,308
97,000	Sinomem Technology Ltd.(b)	37,373

Shares		Value

SINGAPORE (continued)
133,000	SMRT Corp. Ltd.	$159,423
425,000	Stamford Land Corp. Ltd.	122,810
75,000	StarHub Ltd.	101,138
56,000	Straits Asia Resources Ltd.	73,119
78,000	Super Coffeemix Manufacturing Ltd.	39,235
114,000	Swiber Holdings Ltd.(b)	74,831
93,000	Tat Hong Holdings Ltd.	69,009
15,000	Tiong Woon Corp. Holding Ltd.	7,973
65,000	United Engineers Ltd.	77,450
420,000	United Industrial Corp. Ltd.	545,396
94,000	UOB-Kay Hian Holdings Ltd.	97,249
230,000	UOL Group Ltd.	556,313
66,000	Venture Corp. Ltd.	426,171
20,000	WBL Corp. Ltd.	65,642
112,000	Wheelock Properties (S) Ltd.	140,644
217,000	Wing Tai Holdings Ltd.	257,015
330,000	Yangzijiang Shipbuilding Holdings Ltd.	234,276
86,000	Yanlord Land Group Ltd.	140,516
193,000	Yongnam Holdings Ltd.	35,803

		9,010,852

SOUTH AFRICA — 0.6%
30,038	Adcock Ingram Holdings Ltd.	205,381
8,486	Adcorp Holdings Ltd.	29,120
42,455	Advtech Ltd.	27,723
32,497	Aeci Ltd.	251,737
164,755	Afgri Ltd.	126,150
292,923	African Bank Investments Ltd.	1,155,189
43,741	African Oxygen Ltd.	128,815
44,678	African Rainbow Minerals Ltd.	874,682
13,164	Allied Electronics Corp. Ltd.	49,218
21,133	Allied Technologies Ltd.	208,354
18,232	Argent Industrial Ltd.	20,963
33,764	Aspen Pharmacare Holdings Ltd.(b)	286,194
10,760	Astral Foods Ltd.	137,772
151,480	Aveng Ltd.	809,768
128,958	AVI Ltd.	344,273
26,384	Avuza Ltd.	74,321
68,321	Barloworld Ltd.	428,646
6,892	Bell Equipment Ltd.(b)	9,619
57,968	Caxton and CTP Publishers and Printers Ltd.(b)	102,131
2,787	Ceramic Industries Ltd.	38,718
66,781	Cipla Medpro South Africa Ltd.(b)	41,300
7,765	City Lodge Hotels Ltd.	79,290
60,117	Clicks Group Ltd.	190,127
64,357	DataTec Ltd.	238,970
74,687	Discovery Holdings Ltd.	297,887
12,341	Distell Group Ltd.	101,130
18,365	Distribution and Warehousing Network Ltd.(b)	16,695
57,380	DRDGOLD Ltd.	34,090

41

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

SOUTH AFRICA (continued)
47,730	Exxaro Resources Ltd.	$540,859
16,250	First Uranium Corp.(b)	40,098
52,648	Foschini Ltd.	419,162
35,515	Gold Reef Resorts Ltd.	88,446
104,900	Grindrod Ltd.	242,170
15,617	Group Five Ltd.	80,585
4,521	Highveld Steel and Vanadium Corp. Ltd.(b)	37,627
11,337	Hudaco Industries Ltd.	83,902
13,781	Hulamin Ltd.	24,615
37,047	Iliad Africa Ltd.	41,269
68,858	Illovo Sugar Ltd.	312,991
80,368	Imperial Holdings Ltd.	837,741
39,249	Investec Ltd.	292,483
60,659	JD Group Ltd.	340,964
20,387	JSE Ltd.	158,188
35,342	Lewis Group Ltd.	247,530
43,868	Liberty Holdings Ltd.	379,478
28,971	Massmart Holdings Ltd.	334,928
96,288	Medi-Clinic Corp. Ltd.	295,891
206,251	Merafe Resources Ltd.(b)	37,500
30,264	Metair Investments Ltd.(b)	21,700
64,951	Metorex Ltd.(b)	26,197
160,419	Metropolitan Holdings Ltd.	273,185
45,735	Mondi Ltd.	257,838
38,782	Mr. Price Group Ltd.	178,268
39,257	Murray & Roberts Holdings Ltd.	283,394
116,025	Mvelaphanda Group Ltd.(b)	105,477
220,033	Nampak Ltd.	478,945
197,582	Netcare Ltd.(b)	291,946
41,870	Northam Platinum Ltd.	198,896
15,290	Omnia Holdings Ltd.	113,647
6,182	Palabora Mining Co. Ltd.	81,530
54,939	Peregrine Holdings Ltd.	65,420
34,944	Pick’n Pay Stores Ltd.	182,550
71,872	Pretoria Portland Cement Co. Ltd.	303,224
12,814	PSG Group Ltd.	36,096
26,755	Raubex Group Ltd.	83,931
42,088	Reunert Ltd.	298,604
10,734	Santam Ltd.	138,126
141,566	Sappi Ltd.	526,568
29,818	Sentula Mining Ltd.(b)	13,859
245,651	Simmer & Jack Mines Ltd.(b)	64,479
38,542	Spar Group Ltd. (The)	336,317
518,811	Steinhoff International Holdings Ltd.	1,266,138
19,861	Sun International Ltd.(b)	231,771
25,476	Tiger Brands Ltd.	512,097
13,161	Tongaat Hulett Ltd.	169,357
24,146	Trencor Ltd.	78,219
62,145	Truworths International Ltd.	358,070
14,868	Wesizwe(b)	3,674
9,523	Wilson Bayly Holmes-Ovcon Ltd.	139,004

Shares		Value

SOUTH AFRICA (continued)
191,832	Woolworths Holdings Ltd.	$429,596

		18,692,813

SOUTH KOREA — 0.5%
148	Amorepacific Corp.	102,276
980	Asia Cement Co. Ltd.	47,415
28,250	Asiana Airlines(b)	87,217
1,050	Binggrae Co. Ltd.	39,522
3,031	Bukwang Pharmaceutical Co. Ltd.	43,840
31,890	Busan Bank	370,892
7,435	Cheil Industries, Inc.	281,112
460	Cheil Worldwide, Inc.	118,672
45,140	Chin Hung International, Inc.(b)	34,936
2,580	Chong Kun Dang Pharm Corp.	48,010
950	CJ CheilJedang Corp.	163,523
2,890	CJ Corp.	117,947
489	Dae Han Flour Mills Co. Ltd.	56,045
4,980	Daeduck Electronics Co.	21,609
4,020	Daeduck GDS Co. Ltd.	34,343
25,230	Daegu Bank	341,451
3,810	Daegu Department Store	39,478
3,500	Daehan Steel Co. Ltd.	39,078
10,000	Daekyo Co. Ltd.	40,601
5,760	Daelim Industrial Co. Ltd.	376,611
32,360	Daewoo Engineering & Construction Co. Ltd.	338,038
2,400	Daewoo International Corp.	67,397
5,379	Daewoo Motor Sales Corp.(b)	45,953
10,430	Daewoo Securities Co. Ltd.	163,210
610	Daewoo Shipbuilding & Marine Engineering Co. Ltd.	8,255
957	Daewoong Pharmaceutical Co. Ltd.	45,007
11,810	Daishin Securities Co. Ltd.	151,839
2,770	Daou Technology, Inc.	17,572
9,680	Dong Hae Pulp Co. Ltd.(b)	50,437
637	Dong-A Pharmaceutical Co. Ltd.	62,233
7,266	Dongbu HiTek Co. Ltd.(b)	38,412
1,740	Dongbu Insurance Co. Ltd.	54,308
7,640	Dongbu Securities Co. Ltd.(b)	39,226
5,450	Dongbu Steel Co. Ltd.	35,450
7,782	Dongkuk Steel Mill Co. Ltd.	169,825
5,940	Dongwha Pharm Co. Ltd.	35,572
31,570	Dongwon Systems Corp.	37,518
10,510	Dongyang Mechatronics Corp.	34,315
425	Doosan Corp.	30,125
8,200	Doosan Engineering & Construction Co. Ltd.	51,534
4,080	Doosan Infracore Co. Ltd.	59,876
61,250	Eugene Investment & Securities Co. Ltd.(b)	53,103
1,880	Fursys, Inc.	41,822
1,215	Glovis Co. Ltd.	107,909

42

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

SOUTH KOREA (continued)
3,255	GS Engineering & Construction Corp.	$293,218
10,300	GS Holdings Corp.	260,495
8,870	Halla Climate Control	87,406
1,700	Halla Engineering & Construction	39,687
6,760	Han Kuk Carbon Co. Ltd.	35,451
4,620	Handsome Co. Ltd.	56,468
1,376	Hanil Cement Co. Ltd.	86,709
6,862	Hanjin Heavy Industries & Construction Co. Ltd.	125,951
4,360	Hanjin Heavy Industries & Construction Holdings Co. Ltd.	44,255
13,650	Hanjin Shipping Co. Ltd.	190,505
2,010	Hanjin Transportation Co. Ltd.	56,955
8,200	Hankook Tire Co. Ltd.	158,833
960	Hankuk Glass Industries, Inc.	17,336
1,720	Hankuk Paper Manufacturing Co. Ltd.	61,613
873	Hanmi Pharm Co. Ltd.	85,288
4,500	Hansol Paper Co.(b)	40,347
18,805	Hanwha Chemical Corp.	179,739
3,300	Hanwha Corp.	108,302
5,420	Hanwha Securities Co.	37,043
1,420	Hite Holdings Co. Ltd.	37,354
3,566	HMC Investment Securities Co. Ltd.(b)	56,404
3,129	Honam Petrochemical Corp.	219,142
5,940	Hotel Shilla Co. Ltd.	88,930
3,380	Hyosung Corp.	190,406
2,323	Hyundai Department Store Co. Ltd.	224,981
5,130	Hyundai Development Co.	155,343
790	Hyundai Elevator Co. Ltd.	37,955
1,359	Hyundai H&S Co. Ltd.	97,708
6,580	Hyundai Hysco	85,155
8,560	Hyundai Marine & Fire Insurance Co. Ltd.	162,186
5,350	Hyundai Merchant Marine Co. Ltd.	110,643
2,275	Hyundai Mipo Dockyard	191,660
27,401	Hyundai Securities Co.	319,842
1,370	Ilyang Pharmaceutical Co. Ltd.(b)	35,633
2,890	ISU Chemical Co. Ltd.	34,834
8,960	Jeonbuk Bank	54,946
8,890	Kangwon Land, Inc.	120,313
9,640	KC Tech Co. Ltd.	39,547
957	KCC Corp.	280,078
3,190	Keangnam Enterprises Ltd.(b)	30,220
36,490	KIA Motors Corp.(b)	555,568
960	Kisco Corp.	38,408
584	KISCO Holdings Co. Ltd.	40,012
2,054	KISWIRE Ltd.	66,889
6,620	Kolon Engineering & Construction Co. Ltd.	36,229

Shares		Value

SOUTH KOREA (continued)
1,560	Kolon Industries, Inc.	$45,655
1,696	Korea Express Co. Ltd.(b)	93,676
1,780	Korea Gas Corp.	76,033
8,120	Korea Investment Holdings Co. Ltd.	221,845
2,220	Korea Kumho Petrochemical Co.	44,222
1,018	Korea Line Corp.	42,537
1,030	Korea Petrochemical Industries Co. Ltd.(b)	34,152
1,415	Korea Zinc Co. Ltd.	223,815
7,440	Korean Airlines Co. Ltd.(b)	288,538
9,331	Korean Reinsurance Co.	85,240
7,730	KP Chemical Corp.(b)	45,442
12,980	KTB Securities Co. Ltd.(b)	47,869
3,940	Kumho Industrial Co. Ltd.	34,159
9,090	Kumho Tire Co., Inc.(b)	38,521
13,440	Kwang Dong Pharmaceutical Co. Ltd.	32,740
2,130	Kyeryong Construction Industrial Co. Ltd.	40,537
5,240	Kyobo Securities Co.	44,322
305	Kyungbang Ltd.(b)	35,602
9,530	LG Dacom Corp.	152,351
3,130	LG Fashion Corp.	71,747
431	LG Household & Health Care Ltd.	90,046
4,149	LG International Corp.	103,879
1,050	LG Life Sciences Ltd.(b)	61,814
22,770	LG Telecom Ltd.	172,376
6,640	LIG Insurance Co. Ltd.	139,287
198	Lotte Chilsung Beverage Co. Ltd.	135,992
154	Lotte Confectionary Co. Ltd.	155,010
6,810	Lotte Midopa Co. Ltd.	68,258
309	Lotte Samkang Co. Ltd.	55,410
1,464	LS Corp.	121,603
2,270	LS Industrial Systems Co. Ltd.	172,422
21,722	Macquarie Korea Infrastructure Fund	91,867
8,990	Meritz Fire & Marine Insurance Co. Ltd.(b)	63,875
46,150	Meritz Securities Co. Ltd.	47,233
1,940	Mirae Asset Securities Co. Ltd.	104,200
8,590	Motonic Corp.	64,666
2,200	Namhae Chemical Corp.	27,820
4,660	Namkwang Engineering & Construction(b)	35,475
90	Namyang Dairy Products Co. Ltd.	41,108
900	NCSoft Corp.	97,822
6,140	NH Investment & Securities Co. Ltd.	51,416
523	Nong Shim Co. Ltd.	106,170
620	Nong Shim Holdings Co. Ltd.	36,605
19,780	ON*Media Corp.(b)	57,052
310	Orion Corp.	63,062

43

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

SOUTH KOREA (continued)
361	Ottogi Corp.	$44,581
638	Pacific Corp.	78,519
2,786	Poongsan Corp.(b)	59,031
523	Poongsan Holdings Corp.(b)	9,356
2,380	Pusan City Gas Co. Ltd.	45,194
7,060	RNL Bio Co. Ltd.(b)	35,412
2,180	S&T Daewoo Co. Ltd.(b)	48,311
3,070	S&T Dynamics Co. Ltd.	38,562
1,761	S1 Corp. Korea	70,976
4,340	Sam Young Electronics Co. Ltd.	40,931
480	Samchully Co. Ltd.	51,157
3,140	Samsung Electro-Mechanics Co. Ltd.	265,330
1,705	Samsung Engineering Co. Ltd.	154,312
2,470	Samsung Fine Chemicals Co. Ltd.	99,552
7,082	Samsung SDI Co. Ltd.	823,662
1,170	Samsung Securities Co. Ltd.	58,587
1,990	Samsung Techwin Co. Ltd.	154,689
1,009	Samyang Corp.	32,858
647	Samyang Genex Co. Ltd.	31,796
3,540	Seah Besteel Corp.	43,717
1,170	SeAH Steel Corp.	33,895
3,260	Sebang Co. Ltd.	37,777
1,320	Shinyoung Securities Co. Ltd.	39,804
890	Sindo Ricoh Co. Ltd.	44,942
1,200	SK Chemicals Co. Ltd.	66,991
370	SK Gas Co. Ltd.	16,118
4,930	SK Networks Co. Ltd.	47,747
26,950	SK Securities Co. Ltd.	59,268
4,200	SKC Co. Ltd.	65,545
3,995	Ssangyong Cement Industrial Co. Ltd.(b)	28,824
3,080	STX Corp. Co. Ltd.	43,767
1,780	STX Engine Co. Ltd.	26,800
10,230	STX Offshore & Shipbuilding Co. Ltd.	112,489
11,970	STX Pan Ocean Co. Ltd.	112,385
2,230	Sungshin Cement Co. Ltd.(b)	13,788
70	Taekwang Industrial Co. Ltd.	44,288
18,720	Taeyoung Engineering & Construction	79,092
4,070	Taihan Electric Wire Co. Ltd.	66,958
9,558	Tong Yang Securities, Inc.	90,547
1,220	Union Steel	22,702
59,400	Woongjin Chemical Co. Ltd.(b)	65,819
4,740	Woongjin Coway Co. Ltd.	159,971
7,290	Woongjin Holdings Co. Ltd.(b)	66,903
2,440	Woongjin Thinkbig Co. Ltd.	46,746
16,490	Woori Investment & Securities Co. Ltd.	213,404
119	Young Poong Corp.	58,380
4,952	Youngone Corp.(b)	32,546
1,238	Youngone Holdings Co. Ltd.	25,865
1,006	Yuhan Corp.	162,526

		17,355,392

Shares		Value

SPAIN — 0.6%
10,805	Abengoa SA	$285,744
641	Acciona SA	78,390
54,354	Acerinox SA	1,084,264
2,161	Adolfo Dominguez SA	34,665
13,166	Afirma Grupo Inmobiliario SA(b)	5,735
22,385	Almirall SA	296,486
10,041	Amper SA	89,252
12,564	Antena 3 de Television SA	107,241
73,052	Avanzit SA(b)	81,490
4,036	Azkoyen SA(b)	18,561
310,518	Banco de Sabadell SA	2,099,793
43,528	Banco de Valencia SA	369,614
26,089	Banco Espanol de Credito SA	331,147
29,775	Banco Guipuzcoano SA	224,131
55,457	Banco Pastor SA	414,595
93,494	Bankinter SA	987,899
920	Baron de Ley(b)	44,679
10,605	Bolsas y Mercados Espanoles	354,743
12,725	Campofrio Food SA(b)	128,840
2,936	Cementos Portland Valderrivas SA	136,104
2,980	Cie Automotive SA(b)	16,884
34,790	Cintra Concesiones de Infraestructuras de Transporte SA	359,159
1,300	Codere SA(b)	12,550
395	Construcciones y Auxiliar de Ferrocarriles SA	195,027
1,608	Corp. Dermoestetica(b)	7,537
7,290	Duro Felguera SA	72,631
35,741	Ebro Puleva SA	682,199
7,151	Elecnor SA	127,337
62,434	Enagas	1,288,170
30,728	Ercros SA(b)	63,264
17,487	FAES FARMA SA	97,663
5,898	Fluidra SA	28,296
15,391	Fomento de Construcciones y Contratas SA	627,862
41,277	Gamesa Corp. Tecnologica SA	758,101
6,672	General de Alquiler de Maquinaria(b)	59,109
19,858	Gestevision Telecinco SA	206,029
18,647	Grifols SA	301,997
16,708	Grupo Catalana Occidente SA	405,461
40,377	Grupo Empresarial Ence SA(b)	162,813
24,529	Grupo Ferrovial SA	1,020,131
13,232	Grupo Tavex SA	12,560
170,914	Iberia Lineas Aereas de Espana(b)	472,868
1,200	Iberpapel Gestion SA	19,779
17,157	Indra Sistemas SA	404,238
154,436	Jazztel Plc(b)	62,728
107,992	La Seda de Barcelona SA - Class B(b)	54,035
2,218	Mecalux SA(b)	33,457
2,110	Miquel y Costas	45,522

44

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

SPAIN (continued)
44,377	Natraceutical SA(b)	$28,996
28,530	NH Hoteles SA(b)	149,681
17,454	Obrascon Huarte Lain SA	465,690
11,731	Papeles y Cartones de Europa SA	66,639
1,250	Pescanova I-09 Shares(c)(d)	43,506
2,501	Pescanova SA	87,046
29,734	Promotora de Informaciones SA(b)	142,651
5,465	Prosegur Cia de Seguridad SA	230,419
43,510	Realia Business SA(b)	117,178
18,101	Red Electrica Corp. SA	937,935
4,943	Renta Corp. Real Estate SA(b)	21,459
36,616	Sacyr Vallehermoso SA(b)	555,564
27,879	Service Point Solutions SA	46,772
37,295	Sociedad Nacional Inds. Aplicaciones Celulosa Espanola (Sniace)(b)	73,162
19,635	Sol Melia SA	174,386
15,567	Solaria Energia y Medio Ambiente SA(b)	58,189
12,812	SOS Cuetara SA(b)	38,747
3,082	Tecnicas Reunidas SA	163,282
11,644	Telecomunicaciones y Energia(b)	49,437
51,164	Tubacex SA	212,333
45,115	Tubos Reunidos SA	138,430
1,465	Unipapel SA	22,163
1,457	Vertice Trescientos Sesenta Grados(b)	778
6,372	Vidrala SA	173,481
13,066	Viscofan SA	342,268
11,099	Vocento SA(b)	69,582
12,701	Zardoya Otis SA	255,512
38,050	Zeltia SA(b)	225,665

		19,661,731

SWEDEN — 0.5%
7,721	AarhusKarlshamn AB	156,766
18,530	Acando AB	38,276
5,687	Active Biotech AB(b)	46,508
2,200	AddTech AB - Class B	31,950
4,388	AF AB - Class B	110,439
1,635	Avanza Bank Holding AB	35,617
4,250	Axfood AB	127,939
5,000	Axis Communications AB	54,637
8,158	B&B Tools AB - Class B	96,623
9,626	BE Group AB	56,326
2,900	Beijer Alma AB	36,187
5,200	Bilia AB - Class A(b)	42,525
34,214	Billerud AB(b)	190,071
2,745	BioGaia AB - Class B	30,286
14,035	Biotage AB	12,665
3,700	Biovitrum AB(b)	30,910
135,056	Boliden AB	1,671,002
9,845	Bure Equity AB(b)	50,667

Shares		Value

SWEDEN (continued)
4,900	Cardo AB	$132,652
2,600	Catena AB	32,627
4,550	Clas Ohlson AB - Class B	86,448
17,928	Concordia Maritime AB - Class B	44,490
11,500	D Carnegie AB(b)(c)(d)	28,862
8,757	East Capital Explorer AB(b)	80,875
37,120	Electrolux AB - Series B(b)	907,032
19,800	Elekta AB - Class B	378,984
3,250	Enea AB(b)	21,904
56,403	Eniro AB(b)	264,032
34,317	Getinge AB - Class B	647,413
10,800	Gunnebo AB(b)	52,232
16,108	Hakon Invest AB	271,410
9,527	Haldex AB(b)	83,956
61,599	Hexagon AB - Class B	820,770
1,065	Hexpol AB(b)	8,897
8,000	HIQ International AB(b)	28,425
7,672	Hoganas AB - Class B	140,627
24,403	Holmen AB - Class B	669,235
12,875	Husqvarna AB - Class A(b)	76,971
104,097	Husqvarna AB - Class B(b)	666,362
9,667	Industrial & Financial Systems - Class B	88,257
2,800	Indutrade AB	57,936
10,200	Intrum Justitia AB	127,999
27,734	JM AB(b)	421,353
8,298	KappAhl Holding AB	65,813
13,111	Lindab International AB	141,421
5,526	Loomis AB - Class B	60,190
83,029	Lundin Petroleum AB(b)	718,810
75,632	Meda AB - Class A	693,162
2,363	Medivir AB - Class B(b)	23,239
775	Mekonomen AB	15,107
32,252	Micronic Laser Systems AB(b)	59,117
12,149	Modern Times Group AB - Class B	537,881
11,250	Munters AB(b)	78,836
23,963	NCC AB - Class B	368,285
83,059	Net Insight AB - Class B(b)	60,313
26,972	New Wave Group AB - Class B	95,076
11,000	Nibe Industrier AB - Class B	123,691
54,289	Nobia AB(b)	340,634
6,907	Nolato AB - Class B	56,485
1,595	ORC Software AB	30,923
61,001	PA Resources AB(b)	242,550
44,150	Peab AB	281,997
336,078	Pricer AB - Class B(b)	28,906
17,871	Proffice AB - Class B(b)	59,971
10,400	Q-Med AB(b)	63,495
38,670	Ratos AB - Class B	910,556
3,580	Rederi AB Transatlantic	11,862
18,694	Rezidor Hotel Group AB(b)	60,624
66,764	RNB Retail and Brands AB(b)	66,366
22,016	Rottneros AB(b)	8,288
294,415	SAS AB(b)	182,654

45

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

SWEDEN (continued)
5,345	Seco Tools AB - Class B	$71,596
12,893	Securitas AB - Class B	122,254
7,004	Skanditek Industriforvaltning AB	19,455
5,200	SkiStar AB	98,615
1,764	Studsvik AB	18,530
6,500	Sweco AB - Class B	51,553
417	TradeDoubler AB(b)	3,263
55,800	Trelleborg AB - Class B(b)	346,181

		15,076,842

SWITZERLAND — 1.1%
432	Acino Holding AG	70,996
9,550	Actelion Ltd.(b)	527,349
33,553	Adecco SA	1,504,472
1,057	Advanced Digital Broadcast Holdings SA(b)	53,782
275	Affichage Holding AG	32,167
261	AFG Arbonia-Forster Holding(b)	5,584
778	Allreal Holding AG	94,036
934	Also Holding AG(b)	37,555
12,716	Aryzta AG(b)(e)	492,183
6,942	Aryzta AG(b)(e)	273,376
5,613	Ascom Holding AG(b)	59,637
176	Bachem Holding AG - Class B	12,095
13,673	Baloise Holding AG	1,174,846
1,453	Bank Coop AG	101,621
6,000	Bank Sarasin & Compagnie AG - Class B(b)	239,497
234	Banque Cantonale de Geneve	54,628
806	Banque Cantonale Vaudoise	303,654
6	Banque Privee Edmond de Rothschild SA	159,372
373	Barry Callebaut AG(b)	208,697
1,515	Basilea Pharmaceutica(b)	125,524
1,614	Basler Kantonalbank	185,958
58	Belimo Holding AG	59,306
27	Bell Holding AG	41,583
966	Bellevue Group AG	39,312
1,259	Berner Kantonalbank AG	284,100
1,728	BKW FMB Energie AG	142,330
3,431	Bobst Group AG(b)	127,086
1,792	Bucher Industries AG	188,825
323	Burckhardt Compression Holding AG	47,164
90	Centralschweizerische Kraftwerke AG	31,407
2,250	Charles Voegele Holding AG - Class A(b)	88,824
80,593	Clariant AG(b)	773,014
250	Coltene Holding AG	12,794
56,958	Compagnie Financiere Richemont SA -Class A	1,602,308
35	Conzzeta Holding AG	60,386
402	Cytos Biotechnology AG(b)	5,290
1,600	Daetwyler Holding AG	78,838

Shares		Value

SWITZERLAND (continued)
597	Dufry Group(b)	$37,825
7,538	EFG International AG	126,013
36	Elektrizitaets-Gesellschaft Laufenburg AG	34,916
809	Emmi AG	95,418
1,783	EMS-Chemie Holding AG	198,304
3,730	Energiedienst Holding AG	203,970
1,115	Flughafen Zuerich AG	324,968
331	Forbo Holding AG(b)	93,567
944	Galenica AG	325,739
3,937	Geberit AG	653,161
1,437	Georg Fischer AG(b)	378,195
1,145	Givaudan SA	850,463
198	Gurit Holding AG	109,528
1,403	Helvetia Holdings AG	448,566
39,120	Holcim Ltd.(b)	2,499,577
762	Implenia AG(b)	21,169
23,084	Julius Baer Group Ltd.	868,997
23,084	Julius Baer Holding AG	282,840
483	Kaba Holding AG - Class B	111,911
814	Kardex AG(b)	27,017
200	Komax Holding AG	15,011
10,619	Kudelski SA	217,369
8,338	Kuehne & Nagel International AG	757,483
798	Kuoni Reisen Holding	270,888
11	Lindt & Spruengli AG	279,691
9,109	Logitech International SA(b)	156,360
7,349	Lonza Group AG	572,719
800	Luzerner Kantonalbank AG	205,088
418	Meyer Burger Technology AG(b)	91,309
8,234	Micronas Semiconductor Holding(b)	29,295
5,846	Mobilezone Holding AG	44,903
965	Mobimo Holding AG(b)	155,676
9,850	Nobel Biocare Holding AG	280,359
554	OC Oerlikon Corp AG(b)	35,290
333	Orell Fuessli Holding AG	47,715
3,575	Panalpina Welttransport Holding AG	250,902
508	Partners Group Holding AG	62,442
26,783	Petroplus Holdings AG(b)	586,359
124	Phoenix Mecano AG	46,837
347	Precious Woods Holding AG(b)	13,022
402	PubliGroupe SA(b)	38,597
915	Rieter Holding AG(b)	205,226
203	Romande Energie Holding SA	403,863
3,357	Schindler Holding AG	232,657
1,453	Schulthess Group	84,129
200	Schweiter Technologies AG	98,450
3,171	Schweizerishe National- Versicherungs- Gesellsschaft(b)	97,365
451	SGS SA	604,469
436	Siegfried Holding AG	44,199

46

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

SWITZERLAND (continued)
576	Sika AG	$782,673
4,650	Sonova Holding AG	479,550
120	Sopracenerina STA Elettrica	26,903
461	St. Galler Kantonalbank	210,189
271,165	STMicroelectronics NV	2,190,438
729	Straumann Holding AG	176,228
6,680	Sulzer AG	522,211
8,414	Swatch Group AG(e)	1,972,480
12,074	Swatch Group AG(e)	543,736
6,922	Swiss Life Holding AG(b)	832,610
32,384	Swiss Reinsurance	1,326,421
38,012	Swisslog Holding AG	32,606
1,620	Swissquote Group Holding SA	83,692
424	Tamedia AG	31,410
2,779	Tecan Group AG	170,657
10,048	Temenos Group AG(b)	230,167
300	Valartis Group AG	9,211
4,161	Valiant Holding AG	820,113
885	Valora Holding AG	211,351
78	Vaudoise Assurances Holding SA	14,066
8,426	Vontobel Holding AG	270,217
609	VZ Holding AG	46,896
390	Walter Meier AG - Class A	30,792
531	Ypsomed Holding AG(b)	33,644
60	Zehnder Group AG	66,088
20	Zuger Kantonalbank AG	81,977

		34,115,739

TAIWAN — 0.6%
24,905	Ability Enterprise Co. Ltd.	46,712
70,000	Accton Technology Corp.	26,581
25,125	Advantech Co. Ltd.	45,425
61,000	AGV Products Corp.(b)	23,164
41,769	Altek Corp.	72,177
44,000	Ambassador Hotel (The)	45,186
143,272	AmTRAN Technology Co. Ltd.	139,426
30,000	Asia Optical Co., Inc.	49,165
61,000	Asia Polymer	44,733
82,080	Asia Vital Components Co. Ltd.	87,069
27,270	Avermedia Technologies, Inc.	33,078
59,280	Bank of Kaohsiung(b)	18,209
21,030	Basso Industry Corp.	20,045
422,350	BES Engineering Corp.	118,824
137,000	Capital Securities Corp.(b)	65,082
26,400	Catcher Technology Co. Ltd.	65,182
138,000	Cathay No. 1 REIT	45,826
8,000	Cathay No. 2 REIT	2,625
189,000	Cathay Real Estate Development Co. Ltd.(b)	76,418
283,000	Cheng Loong Corp.(b)	93,541
58,748	Cheng Uei Precision Industry Co. Ltd.	113,800
106,720	Chia Hsin Cement Corp(b)	55,127
55,631	Chicony Electronics Co. Ltd.	124,012
227,418	China Airlines(b)	71,673

Shares		Value

TAIWAN (continued)
32,000	China Chemical & Pharmaceutical Co. Ltd.	$22,433
1,480,000	China Development Financial Holding Corp.(b)	393,174
121,000	China General Plastics Corp.(b)	43,901
98,440	China Life Insurance Co. Ltd.(b)	73,097
217,505	China Manmade Fibers(b)	40,595
38,220	China Metal Products	45,362
176,000	China Motor Corp.(b)	122,842
417,260	China Petrochemical Development Corp.(b)	152,032
30,114	China Steel Chemical Corp.	77,500
44,000	China Synthetic Rubber Corp.	46,269
59,059	Chin-Poon Industrial Co.	44,490
24,157	Chroma ATE, Inc.	47,314
93,100	Chun Yuan Steel	31,202
51,000	Chung Hsin Electric & Machinery Manufacturing Corp.	31,049
82,441	Chung Hung Steel Corp.(b)	31,686
55,000	Chung HWA Pulp Corp.	22,999
1,983,000	Chunghwa Picture Tubes Ltd.(b)	207,915
39,916	Clevo Co.(b)	50,750
709,000	CMC Magnetics Corp.(b)	158,486
24,150	Compal Communications, Inc.	36,459
353,000	Compeq Manufacturing Co.(b)	92,800
204,689	Continental Engineering Corp.	78,041
30,425	Cosmos Bank Taiwan(b)	3,415
77,838	CTCI Corp.	68,329
32,460	CyberTAN Technology, Inc.	43,216
16,000	Depo Auto Parts Ind. Co. Ltd.	35,126
124,712	D-Link Corp.	118,872
672,590	E.Sun Financial Holding Co. Ltd.(b)	266,778
160,739	Eastern Media International(b)	34,300
32,320	Elan Microelectronics Corp.	44,719
24,570	Elite Semiconductor Memory Technology, Inc.	34,789
166,789	Elitegroup Computer Systems	64,617
29,080	Entie Commercial Bank(b)	8,128
75,000	Epistar Corp.	222,996
162,542	Eternal Chemical Co. Ltd.	152,931
309,281	Eva Airways Corp.(b)	117,919
99,000	Evergreen International Storage & Transport Corp.(b)	81,427
112,000	Evergreen Marine Corp. Taiwan Ltd.(b)	57,338
109,000	Everlight Chemical Industrial Corp.	79,765
20,264	Everlight Electronics Co. Ltd.	56,512
186,430	Far Eastern Department Stores Co. Ltd.	195,183
378,293	Far Eastern International Bank(b)	130,855

47

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

TAIWAN (continued)
17,000	Farglory Land Development Co. Ltd.	$35,126
104,000	Federal Corp.(b)	79,144
45,320	Feng Hsin Iron & Steel Co.	69,813
42,599	Feng TAY Enterprise Co. Ltd.	35,496
33,079	First Steamship Co. Ltd.	42,565
35,000	Forhouse Corp.(b)	32,823
8,079	Formosa International Hotels Corp.	102,469
170,000	Formosa Taffeta Co. Ltd.	116,564
93,000	Formosan Rubber Group, Inc.	70,773
5,000	Foxconn Technology Co. Ltd.	16,988
73,800	FSP Technology, Inc.	78,853
89,000	Fubon No 2 REIT	29,117
32,760	Giant Manufacturing Co. Ltd.	86,123
50,000	Giantplus Technology Co. Ltd.(b)	28,441
179,500	Gigabyte Technology Co. Ltd.	154,813
31,341	Gintech Energy Corp.(b)	47,508
51,000	Globe Union Industrial Corp.	46,730
159,000	Gold Circuit Electronics Ltd.(b)	57,688
187,230	Goldsun Development & Construction Co. Ltd.	86,353
224,000	Grand Pacific Petrochemical(b)	115,020
59,000	Great China Metal Industry	35,647
66,000	Great Taipei Gas Co. Ltd.	32,469
43,294	Great Wall Enterprise Co.	45,593
57,060	Greatek Electonics, Inc.	55,090
44,000	Hannstar Board Corp.	40,316
872,000	HannStar Display Corp.(b)	168,110
108,000	Hey Song Corp.	57,116
88,485	Highwealth Construction Corp.	112,637
107,610	Ho Tung Chemical Corp.(b)	49,631
36,000	Holystone Enterprise Co. Ltd.	39,627
21,000	Hotai Motor Co. Ltd.	49,267
68,678	Hsin Kuang Steel Co. Ltd.	55,115
201,000	HUA ENG Wire & Cable Co., Ltd.(b)	64,893
2,000	Huaku Development Co. Ltd.	4,852
4,000	Huang Hsiang Construction Co.(b)	7,625
78,000	Hung Ching Development Co.	39,572
37,743	Hung Poo Real Estate Development Corp.	55,704
69,000	Hung Sheng Construction Co. Ltd.	30,445
35,341	Ichia Technologies, Inc.(b)	18,853
28,000	Inotera Memories, Inc.(b)	16,960
371,800	Inventec Co. Ltd.	209,204
8,000	ITE Technology, Inc.	15,251
20,187	Johnson Health Tech Co. Ltd.	21,228
79,516	Kenda Rubber Industrial Co. Ltd.	95,352
149,000	Kindom Construction Co.	114,076
292,184	King Yuan Electronics Co. Ltd.	114,994
141,185	King’s Town Bank(b)	34,208
244,343	Kinpo Electronics, Inc.(b)	65,212

Shares		Value

TAIWAN (continued)
46,000	Kinsus Interconnect Technology Corp.	$117,818
128,000	Kuoyang Construction Co. Ltd.(b)	63,168
254,000	Kwong Fong Industries(b)	62,479
5,100	Largan Precision Co. Ltd.	59,432
237,000	Lealea Enterprise Co. Ltd.(b)	49,771
26,875	LEE Chang Yung Chemical Industries Corp.	30,285
86,000	Li Peng Enterprise Co. Ltd.(b)	35,566
129,111	Lien Hwa Industrial Corp.	60,143
70,000	Lingsen Precision Industries Ltd.	24,752
34,000	Lite-On Technology Corp.	45,528
78,841	Long Bon Development Co. Ltd.(b)	27,999
44,000	Long Chen Paper Co. Ltd.(b)	14,205
429,385	Macronix International	221,802
70,000	Masterlink Securities Corp.(b)	27,873
117,000	Mercuries & Associates Ltd.(b)	50,005
20,700	Merida Industry Co. Ltd.	33,797
17,849	Merry Electronics Co. Ltd.	30,459
86,000	Microelectronics Technology, Inc.	37,020
211,404	Micro-Star International Co. Ltd.	128,703
232,000	Mitac International	110,568
77,000	Mitac Technology Corp.	69,843
16,044	Nan Kang Rubber Tire Co. Ltd.(b)	16,329
22,440	Nan Ya Printed Circuit Board Corp.	71,067
174,899	Nanya Technology Corp.(b)	126,376
81,000	Nien Hsing Textile Co. Ltd.	41,468
87,360	Opto Technology Corp.	65,138
62,473	Oriental Union Chemical Corp.	43,700
90,000	Pan Jit International, Inc.	62,264
38,031	Pan-International Industrial	56,772
135,000	Phihong Technology Co. Ltd.	117,886
191,542	Phoenix Precision Technology Corp.(b)	131,923
26,260	Pihsiang Machinery Manufacturing Co. Ltd.	54,421
179,000	Polaris Securities Co. Ltd.(b)	94,115
173,250	POU Chen Corp.	120,657
28,000	President Chain Store Corp.	63,967
56,000	President Securities Corp.(b)	33,576
179,026	Prince Housing Development Corp.(b)	79,541
121,000	Prodisc Technology, Inc.(b)	2,567
394,000	Qisda Corp.(b)	224,118
113,359	Radium Life Tech Co. Ltd.(b)	85,743
38,380	Realtek Semiconductor Corp.	83,314
8,400	Richtek Technology Corp.	65,732
630,000	Ritek Corp.(b)	153,418
82,000	Ruentex Development Co. Ltd.	93,414
99,000	Ruentex Industries Ltd.(b)	164,072

48

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

TAIWAN (continued)
142,497	Sampo Corp.(b)	$22,740
94,519	Sanyang Industrial Co. Ltd.(b)	38,507
37,000	Sheng Yu Steel Co. Ltd.	25,597
53,000	Shihlin Electric & Engineering Corp.	64,370
32,000	Shihlin Paper Corp.(b)	64,152
336,000	Shin Kong Financial Holding Co. Ltd.(b)	140,504
49,000	Shin Kong No.1 REIT	15,036
8,000	Shin Zu Shing Co. Ltd.	37,389
65,000	Shinkong Insurance Co. Ltd.(b)	33,576
443,425	Shinkong Synthetic Fibers Corp.(b)	111,937
79,000	Shinkong Textile Co. Ltd.(b)	75,422
73,000	Sigurd Microelectronics Corp.	37,372
205,869	Silicon Integrated Systems Corp.(b)(c)	97,481
61,000	Sinbon Electronics Co. Ltd.	37,512
52,170	Sincere Navigation Corp.	58,951
1,690,000	SinoPac Financial Holdings Co. Ltd.(b)	639,148
65,833	Sintek Photronic Corp.(b)	35,018
30,434	Sinyi Realty Co.	51,561
24,069	Springsoft, Inc.	21,536
43,000	Standard Foods Corp.	47,663
130,399	Sunplus Technology Co. Ltd.(b)	110,460
38,500	Sunrex Technology Corp.	40,248
11,000	T JOIN Transportation Co.	6,934
63,290	TA Chen Stainless Pipe Co. Ltd.(b)	44,369
429,000	TA Chong Bank Co. Ltd.(b)	85,739
80,000	Ta Ya Electric Wire & Cable(b)	18,694
350,595	Taichung Commercial Bank	88,503
339,000	Tainan Spinning Co. Ltd.(b)	127,687
1,118,000	Taishin Financial Holding Co. Ltd.(b)	448,603
480,000	Taiwan Business Bank(b)	119,546
53,000	Taiwan Cogeneration Corp.	25,911
2,000	Taiwan Fertilizer Co. Ltd.	6,334
136,990	Taiwan Glass Industrial Corp.	106,777
34,951	Taiwan Hon Chuan Enterprise Co. Ltd.	57,172
75,428	Taiwan Life Insurance Co. Ltd.(b)	68,649
73,000	Taiwan Mask Corp.	25,364
71,544	Taiwan Navigation Co. Ltd.	97,891
52,000	Taiwan Paiho Ltd.	32,617
38,117	Taiwan Secom Co. Ltd.	58,717
46,359	Taiwan Sogo Shin Kong Security Co. Ltd.	30,148
79,483	Taiwan Styrene Monomer Corp.(b)	33,604
47,880	Taiwan TEA Corp.(b)	27,898
84,000	Taiyen Biotech Co. Ltd.(b)	49,848
732,000	Tatung Co. Ltd.(b)	164,527
364,000	Teco Electric and Machinery Co. Ltd.	147,735

Shares		Value

TAIWAN (continued)
63,705	Test-Rite International Co.	$28,990
152,000	Ton Yi Industrial Corp.	53,747
34,860	Tong Yang Industry Co. Ltd.	50,056
40,000	Topco Scientific Co. Ltd.	39,357
24,137	Transcend Information, Inc.	76,813
16,000	Tripod Technology Corp.	40,931
36,764	Tsann Kuen Enterprise Co. Ltd.(c)(d)	30,295
84,135	TSRC Corp.	99,597
65,315	Tung Ho Steel Enterprise Corp.	63,361
30,000	TXC Corp.	41,509
199,000	Tycoons Group Enterprise(b)	30,533
26,000	U-Ming Marine Transport Corp.	47,886
103,000	Unimicron Technology Corp.	120,346
131,000	Union Bank of Taiwan(b)	23,442
152,000	Unitech Printed Circuit Board Corp.(b)	50,942
96,000	Universal Cement Corp.(b)	46,195
247,783	Universal Scientific Industrial Co. Ltd.	124,947
161,039	UPC Technology Corp.	78,977
111,000	USI Corp.(b)	53,072
52,000	Ve Wong Corp.	39,732
26,400	Via Technologies, Inc.(b)	16,356
727,000	Walsin Lihwa Corp.(b)	241,417
62,526	Walsin Technology Corp.(b)	24,704
99,000	Wan Hai Lines Ltd.(b)	46,269
356,367	Waterland Financial Holdings(b)	110,122
53,000	Wei Chuan Food Corp.(b)	69,748
808,000	Winbond Electronics Corp.(b)	152,790
132,000	Wintek Corp.(b)	89,697
158,152	Wistron Corp.	269,884
30,000	Wistron NeWeb Corp.	40,633
54,000	WPG Holdings Co. Ltd.	75,547
54,000	WT Microelectronics Co. Ltd.	37,358
117,597	Ya Hsin Industrial Co. Ltd.(b)(c)(d)	0
368,000	Yageo Corp.	103,646
367,000	Yang Ming Marine Transport Corp.	132,027
82,077	Yeun Chyang Industrial Co. Ltd.	63,849
255,308	Yieh Phui Enterprise Co. Ltd.	83,996
86,240	Yosun Industrial Corp.	79,020
3,000	Young Fast Optoelectronics Co. Ltd.	34,822
253,242	Yuen Foong Yu Paper Manufacturing Co. Ltd.(b)	91,881
241,000	Yulon Motor Co. Ltd.	274,916
26,000	Yulon Nissan Motor Co. Ltd.(b)	51,244
35,000	Yung Shin Pharmaceutical Industrial Co. Ltd.	37,666
71,000	Yungtay Engineering Co. Ltd.	53,376
14,169	Zinwell Corp.	24,920

49

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

TAIWAN (continued)
30,416	Zyxel Communications Corp.	$21,416

		18,532,418

THAILAND — 0.1%
35,200	Airports of Thailand Public Co. Ltd. - FOR	40,544
108,700	Amata Corp. Public Co. Ltd.	25,366
344,900	Asian Property Development Public Co. Ltd.	57,784
92,800	Bangchak Petroleum Pcl.	38,314
75,000	Bangkok Dusit Medical Services Public Co. Ltd.	54,301
58,400	Bangkok Expressway Public Co. Ltd.	32,148
8,600	Bangkok Insurance Public Co. Ltd.	60,978
1,200,000	Bangkokland Public Co. Ltd.(b)	21,182
91,200	BEC World Public Co. Ltd.	61,118
19,000	Big C Supercenter Public Co. Ltd.	23,874
1,158,900	CalComp Electronics Public Co. Ltd.	120,657
226,100	Central Plaza Hotel Public Co. Ltd.	28,410
190,700	CH Karnchang Public Co. Ltd.	34,232
1,631,600	Charoen Pokphand Foods Public Co. Ltd.	471,053
115,200	CP ALL Public Co. Ltd.	65,484
217,000	Delta Electronics Thai Public Co. Ltd.	112,314
79,700	Glow Energy Public Co. Ltd.	76,302
84,200	Hana Microelectronics Public Co. Ltd.	46,855
1,785,800	Hemaraj Land and Development Public Co. Ltd.	42,742
625,526	Home Product Center Public Co. Ltd.	78,226
63,100	ICC International Public Co. Ltd.	79,288
105,000	Indorama Polymers Public Co. Ltd.	37,696
2,285,000	IRPC Public Co. Ltd.	262,510
664,100	Italian-Thai Development Public Co. Ltd.(b)	63,181
120,000	Khon Kaen Sugar Industry Public Co. Ltd.	44,877
81,200	Kiatnakin Bank Public Co. Ltd.	61,340
75,500	Kim Eng Securities Public Co. Ltd.	29,590
452,800	Land & Houses Public Co. Ltd. - NVDR	76,539
116,800	Major Cineplex Group Public Co. Ltd.	25,509
28,700	MBK Public Co. Ltd.	57,529
39,400	Padaeng Industry Public Co. Ltd. - NVDR	21,336
205,100	Precious Shipping Public Co. Ltd.	113,518

Shares		Value

THAILAND (continued)
264,700	PTT Aromatics & Refining Public Co. Ltd.	$168,679
36,300	Ratchaburi Electricity Generating Holding Public Co. Ltd.	40,182
92,700	Regional Container Lines Public Co. Ltd.(b)	30,230
153,900	Robinson Department Store Public Co. Ltd.	43,051
115,300	Rojana Industrial Park Public Co. Ltd.	35,530
36,000	Saha-Union Public Co. Ltd.	19,387
2,132,000	Sahaviriya Steel Industries Public Co. Ltd.(b)	79,731
298,800	Sansiri Public Co. Ltd.(d)	36,115
173,600	Siam City Bank Public Co. Ltd.	123,091
10,600	Siam City Cement Public Co. Ltd.	70,085
19,300	Siam Makro Public Co. Ltd.	46,049
177,400	Sino Thai Engineering & Construction Public Co. Ltd.(b)	35,294
1,330,700	Tata Steel Thailand Public Co. Ltd.(b)	84,400
143,800	Thai Plastic & Chemical Public Co. Ltd.	78,299
18,200	Thai Stanley Electric Public Co. Ltd.	57,173
159,300	Thai Union Frozen Products Public Co. Ltd.	132,254
126,700	Thaicom Public Co. Ltd.(b)	28,998
244,900	Thanachart Capital Public Co. Ltd.	144,339
155,760	Thoresen Thai Agencies Public Co. Ltd.	124,655
89,300	Ticon Industrial Connection Public Co. Ltd.	26,049
77,800	Tisco Financial Group Public Co. Ltd.	50,276
4,947,400	TMB Bank Public Co. Ltd.(b)	162,816
463,100	TPI Polene Public Co. Ltd.(b)	133,007
333,000	True Corp. Public Co. Ltd.(b)	34,471
256,900	Vinythai Public Co. Ltd.	50,342

		4,199,300

TURKEY — 0.2%
0	Acibadem Saglik Hizmetleri ve Ticaret AS(b)	2
9,000	Adana Cimento - Class A	36,820
13,070	Akcansa Cimento AS	52,168
5,197	Akenerji Elektrik Uretim AS	47,018
36,249	Aksa Akrilik Kimya Sanayii(b)	39,064
73,605	Aksigorta AS	224,255
29,528	Alarko Holding AS	74,642
38,219	Anadolu Cam Sanayii AS(b)	44,492
25,952	Anadolu Hayat Emeklilik AS	69,057
65,804	Anadolu Sigorta	54,718
2,715	Arcelik A/S(b)	8,940

50

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

TURKEY (continued)
86,901	Asya Katilim Bankasi AS(b)	$181,519
37,318	Aygaz AS	132,813
6,325	Bati Cimento(b)	25,245
10,639	BIM Birlesik Magazalar AS	389,253
34,153	Bolu Cimento Sanayii AS	39,986
514	Brisa Bridgestone Sabanci	19,148
1,034	BSH Ev Aletleri Sanayi ve Ticaret AS	55,371
16,881	Bursa Cimento	56,710
4,298	Celebi Hava Servisi	30,310
12,995	Cimsa Cimento Sanayi ve Ticaret AS	56,622
19,705	Coca-Cola Icecek AS	153,367
31,332	Deva Holding AS(b)	72,533
362,916	Dogan Sirketler Grubu Holdings	241,421
70,962	Dogan Yayin Holding(b)	50,038
12,000	Dogus Otomotiv Servis ve Ticaret AS(b)	37,359
90,228	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	93,634
76,601	Eregli Demir Ve Celik Fabrikalari TAS(b)	209,942
12,207	Ford Otomotiv Sanayi AS	77,144
40,281	Global Yatirim Holding AS(b)	21,705
2,500	Goodyear Lastikleri Turk AS	19,125
55,197	Hurriyet Gazetecilik AS(b)	59,484
60,066	Ihlas Holding(b)	20,378
18,976	Izmir Demir Celik Sanayi AS(b)	29,033
75,964	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS - Class A(b)	41,437
428	Kartonsan Karton Sanayi	21,374
842	Konya Cimento Sanayii AS	30,807
83,872	Kordsa Global Endustriyel Iplik ve Kord Bezi Sanayi ve Ticaret AS(b)	132,789
18,000	Koza Anadolu Metal Madencilik Isletmeleri AS(b)	46,938
14,961	Mardin Cimento Sanayii	72,155
1	Migros Turk TAS	11
2,633	Nortel Networks Netas Telekomunikasyon AS	77,943
5,026	Otokar Otobus Karoseri Sanayi AS	47,477
23,144	Petkim Petrokimya Holding AS(b)	112,391
7,882	Pinar SUT Mamulleri Sanayii	33,819
11,864	Sarkuysan Elektrolitik Bakir(b)	20,993
50,591	Sekerbank TAS(b)	84,809
38,496	Selcuk Ecza Deposu Ticaret ve Sanayi AS	58,900
18,260	TAT Konserve(b)	37,656
10,000	TAV Havalimanlari Holding AS(b)	27,540
72,944	Tekstil Bankasi AS(b)	50,950

Shares		Value

TURKEY (continued)

12,500	Tofas Turk Otomobil Fabrikasi AS	$31,598
110,957	Trakya Cam Sanayi AS(b)	130,646
19,371	Tupras Turkiye Petrol Rafine	335,038
0	Turk Demir Dokum Fabrikalari(b)	1
63,902	Turk Ekonomi Bankasi AS(b)	94,796
78,645	Turk Hava Yollari AO	220,776
162,597	Turk Sise ve Cam Fabrikalari AS(b)	171,980
78,517	Turkiye Sinai Kalkinma Bankasi AS(b)	77,303
124,100	Turkiye Vakiflar Bankasi Tao(b)	303,800
33,758	Ulker Biskuvi Sanayi AS	79,496
47,025	Vestel Elektonik Sanayi(b)	73,826
15,401	Yapi Kredi Finansal Kiralama AO	29,506
9,284	Yapi Kredi Sigorta AS	57,436
42,319	Zorlu Enerji Elektrik Uretim AS(b)	81,641

		5,309,148

UNITED ARAB EMIRATES — 0.0%
83,323	Dragon Oil Plc(b)	568,354

UNITED KINGDOM — 4.4%
5,277	888 Holdings Plc	8,193
301,439	Aberdeen Asset Management Plc	654,044
25,242	Admiral Group Plc	425,471
19,217	AEA Technology Plc(b)	9,147
167,711	Aegis Group Plc	302,782
20,918	Aga Rangemaster Group Plc	39,997
63,284	Aggreko Plc	789,375
195	Alterian Plc(b)	568
77,170	AMEC Plc	1,021,478
181,365	Amlin Plc	1,053,441
40,996	Anglo Pacific Group Plc	138,943
111,165	Anite Plc	63,401
196,439	Antisoma Plc(b)	120,902
47,570	Antofagasta Plc	602,345
57,224	Arena Leisure Plc(b)	26,532
13,785	Ark Therapeutics Group Plc(b)	9,955
234,867	ARM Holdings Plc	574,360
71,935	Arriva Plc	520,071
43,686	Ashmore Group Plc	195,884
231,032	Ashtead Group Plc	304,673
23,379	Atkins (WS) Plc	216,796
32,343	Autonomy Corp. Plc(b)	712,906
10,641	Aveva Group Plc	155,435
76,299	Avis Europe Plc(b)	38,407
7,640	Axis-Shield Plc(b)	52,915
47,470	Babcock International Group Plc	472,526
121,028	Balfour Beatty Plc	527,781
4,992	Barr (A.G.) Plc	68,003
29,686	Barratt Developments Plc(b)	65,824

51

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

UNITED KINGDOM (continued)
38,591	Barratt Developments Plc - I-09 shares(b)(c)	$85,569
189,338	BBA Aviation Plc	479,179
226,428	Beazley Plc	398,012
53,791	Bellway Plc	645,362
28,821	Berkeley Group Holdings Plc(b)	403,491
11,301	Bloomsbury Publishing Plc	23,185
7,949	BlueBay Asset Management Plc	48,532
85,944	Bodycote Plc	230,344
20,611	Boot (Henry) Plc	38,226
59,587	Bovis Homes Group Plc(b)	402,828
2,280	Braemar Shipping Services Plc	16,278
1,216	Brammer Plc	2,575
52,487	Brewin Dolphin Holdings Plc	137,831
144,032	Brit Insurance Holdings Plc	492,407
260,207	British Airways Plc(b)	776,406
111,780	British Land Co. Plc	866,296
23,926	Britvic Plc	137,048
43,750	BSS Group Plc	191,073
32,336	BTG Plc(b)	101,048
66,483	Bunzl Plc	725,073
91,462	Burberry Group Plc	809,106
4,396	Business Post Group Plc	24,747
766,133	Cable & Wireless Plc	1,823,258
31,940	Cairn Energy Plc(b)	1,384,981
61,273	Capita Group Plc (The)	767,308
24,014	Care U.K. Plc	138,734
154,383	Carillion Plc	745,956
8,224	Carpetright Plc	118,780
189,902	Carphone Warehouse Group Plc	573,798
20,799	Centaur Media Plc	18,263
7,437	Charles Stanley Group Plc	31,430
5,241	Charles Taylor Consulting Plc	19,182
65,079	Charter International Plc	742,338
58,849	Chaucer Holdings Plc	44,604
4,667	Chemring Group Plc	202,600
35,339	Chesnara Plc	105,706
8,296	Chime Communications Plc	26,551
38,662	Chloride Group Plc	102,479
4,522	Chrysalis Group Plc(b)	7,533
25,051	Cineworld Group Plc	64,859
4,407	Clarkson Plc	59,672
53,807	Close Brothers Group Plc	620,826
232,077	Cobham Plc	836,451
85,522	Collins Stewart Plc	112,291
162,667	Colt Telecom Group SA(b)	331,053
27,294	Communisis Plc	7,951
60,264	Computacenter Plc	280,406
4,293	Consort Medical Plc	28,783
121,852	Cookson Group Plc(b)	730,164
5,973	Corin Group Plc	6,911
121,107	Costain Group Plc	54,661
10,556	Cranswick Plc	121,276
34,340	Croda International Plc	422,423

Shares		Value

UNITED KINGDOM (continued)
69,543	CSR Plc(b)	$509,968
62,834	Daily Mail & General Trust Plc - Class A	410,135
52,160	Dairy Crest Group Plc	342,431
32,414	Dana Petroleum Plc(b)	681,487
67,881	Davis Service Group Plc	466,251
34,789	De La Rue Plc	522,443
127,580	Debenhams Plc	163,116
5,612	Dechra Pharmaceuticals Plc	42,277
65,282	Delta Plc	178,931
12,309	Development Securities Plc	62,627
51,874	Devro Plc	102,379
6,246	Dignity Plc	59,816
337,610	Dimension Data Holdings Plc(e)	393,691
46,143	Diploma Plc	124,958
21,990	Domino Printing Sciences Plc	107,371
71,675	Drax Group Plc	547,012
171,456	DS Smith Plc	328,960
1,244,182	DSG International Plc(b)	626,492
4,924	Dunelm Group Plc	26,289
13,810	eaga Plc	33,047
86,389	easyJet Plc(b)	510,573
108,606	Electrocomponents Plc	261,315
196,823	Elementis Plc	205,128
162,870	Enterprise Inns Plc	316,229
14,750	Erinaceous Group Plc(b)(c)(d)	399
13,642	Euromoney Institutional Investor Plc	85,082
76,105	Evolution Group Plc	206,098
219,254	F&C Asset Management Plc	266,650
70,378	Fenner Plc	184,813
800	FGX International Holdings Ltd.(b)	10,552
4,749	Fidessa Group Plc	93,142
65,866	Filtrona Plc	180,964
11,172	Filtronic Plc	6,280
20,335	Findel Plc	13,016
117,373	Firstgroup Plc	724,708
13,270	Forth Ports Plc	240,881
312,657	Fortune Oil Plc(b)	44,849
8,125	French Connection Group Plc(b)	5,467
1,160,531	Friends Provident Group Plc	1,554,257
4,872	Fuller Smith & Turner	39,861
58,668	Future Plc	19,739
279,054	G4S Plc	1,158,737
145,122	Galiform Plc(b)	178,637
26,154	Galliford Try Plc	146,268
119,368	Game Group Plc	290,344
5,558	Games Workshop Group Plc(b)	25,770
22,474	Gem Diamonds Ltd.(b)	85,132
18,964	Genus Plc	208,069
764,379	GKN Plc(b)	1,344,868
10,109	Go-Ahead Group Plc	236,262
41,729	Great Portland Estates Plc	169,165

52

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

UNITED KINGDOM (continued)
74,223	Greene King Plc	$480,941
25,690	Greggs Plc	181,768
26,494	Halfords Group Plc	170,194
108,988	Halma Plc	407,661
98,934	Hammerson Plc	659,571
47,783	Hampson Industries Plc	56,857
4,000	Hansard Global Plc	11,275
1,153	Hardy Oil & Gas Plc(b)	5,299
6,039	Hardy Underwriting Bermuda Ltd.	28,942
29,508	Hargreaves Lansdown Plc	132,214
230,596	Hays Plc	370,519
32,078	Headlam Group Plc	163,209
37,784	Helical Bar Plc	205,574
38,760	Helphire Plc(b)	36,420
148,870	Henderson Group Plc	315,435
21,064	Heritage Oil Ltd.(b)	160,480
47,848	Hikma Pharmaceuticals Plc	370,901
19,720	Hill & Smith Holdings Plc	106,725
100,708	HMV Group Plc	183,469
11,931	Holidaybreak Plc	54,682
127,613	Home Retail Group Plc	610,115
17,525	Homeserve Plc	464,522
43,818	Hunting Plc	377,562
73,341	Huntsworth Plc	78,843
3,867	Hyder Consulting Plc	16,137
137,333	ICAP Plc	916,921
65,926	IG Group Holdings Plc	326,552
37,129	Imagination Technologies Group Plc(b)	128,092
76,689	IMI Plc	542,861
1,567,598	Inchcape Plc(b)	755,125
88,830	Informa Plc	427,464
59,469	Inmarsat Plc	546,581
1,500	Innospec, Inc.	17,730
235,472	Innovation Group Plc	44,444
18,709	Intec Telecom Systems Plc(b)	33,470
41,344	Intercontinental Hotels Group Plc	532,670
123,635	Intermediate Capital Group Plc	517,031
98,223	International Personal Finance Plc	330,962
706,957	International Power Plc	2,947,154
32,592	Interserve Plc	124,636
28,289	Intertek Group Plc	582,690
119,679	Invensys Plc	555,879
167,837	Investec Plc	1,204,050
65,743	IP Group Plc(b)	60,425
34,860	ITE Group Plc	69,372
1,090,131	ITV Plc	764,876
8,493	James Fisher & Sons Plc	60,566
31,692	Jardine Lloyd Thompson Group Plc	236,042
6,911	JJB Sports Plc(b)	3,403
5,528	JJB Sports Plc - I-09-Shares(c)	2,722
34,145	JKX Oil & Gas Plc	153,888

Shares		Value

UNITED KINGDOM (continued)
10,464	John Menzies Plc(b)	$55,816
147,668	John Wood Group Plc	778,221
48,515	Johnson Matthey Plc	1,124,312
149,398	Johnston Press Plc(b)	69,269
104,661	Kazakhmys Plc(b)	1,870,634
164,431	KCOM Group Plc	109,299
21,667	Keller Group Plc	254,262
112,412	Kesa Electricals Plc	245,196
8,554	Kier Group Plc	135,198
1,062,773	Kingfisher Plc	3,900,213
11,408	Kofax Plc	33,702
151,243	Ladbrokes Plc	302,094
81,531	Laird Plc	195,233
32,434	Lamprell Plc	107,955
107,436	Land Securities Group Plc	1,167,304
3,223	Lavendon Group Plc	7,406
2,862,954	Legal & General Group Plc	3,688,587
64,436	Liberty International Plc	477,065
4,601	Liontrust Asset Management Plc	9,855
238,679	Logica Plc	454,019
59,079	London Stock Exchange Group Plc	825,161
34,461	Lonmin Plc(b)	827,462
61,554	Lookers Plc(b)	59,605
16,540	Low and Bonar Plc(b)	8,823
40,901	Luminar Group Holdings Plc	46,990
3,333	M.J. Gleeson Group Plc(b)	6,318
537,672	Man Group Plc	2,735,616
234,589	Marks & Spencer Group Plc	1,318,695
84,424	Marshalls Plc	131,980
142,655	Marston’s Plc	202,759
54,800	McBride Plc	200,298
8,244	McKay Securities Plc	20,566
6,387	Mears Group Plc	29,561
332,487	Meggitt Plc	1,336,955
216,890	Melrose Plc	606,932
16,570	Melrose Resources Plc	92,737
73,933	Michael Page International Plc	390,845
21,967	Micro Focus International Plc	121,825
77,510	Millennium & Copthorne Hotels Plc	429,982
100,405	Misys Plc(b)	341,281
112,220	Mitchells & Butlers Plc(b)	432,827
64,668	Mitie Group Plc	253,561
149,687	Mondi Plc	828,660
125,036	Moneysupermarket.com Group Plc	159,042
97,272	Morgan Crucible Co. Plc	250,648
14,276	Morgan Sindall Plc	132,265
35,474	Mothercare Plc	335,358
16,232	Mouchel Group Plc	50,751
15,625	MWB Group Holdings Plc(b)	12,374
46,851	N Brown Group Plc	200,771
28,575	National Express Group Plc	152,421
18,906	Nestor Healthcare Group Plc	14,739
26,838	Next Plc	790,662

53

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

UNITED KINGDOM (continued)
125,910	Northern Foods Plc	$130,500
8,588	Northgate Plc	30,896
77,366	Northumbrian Water Group Plc	292,810
18,948	Novae Group Plc	96,405
2,472,362	Old Mutual Plc	4,309,359
65,932	Oxford Biomedica Plc(b)	15,150
37,301	Pace Plc	135,297
12,081	Partygaming Plc(b)	45,386
5,299	PayPoint Plc	39,137
113,258	Pendragon Plc(b)	54,836
50,819	Pennon Group Plc	378,751
149,754	Persimmon Plc(b)	991,495
5,675	Peter Hambro Mining Plc(b)	97,798
25,129	Petrofac Ltd.	388,304
9,237	Phoenix IT Group Ltd.	34,186
56,972	Photo-Me International Plc(b)	38,337
73,007	Premier Farnell Plc	172,545
954,316	Premier Foods Plc(b)	562,293
19,340	Premier Oil Plc(b)	374,237
25,821	Prostrakan Group Plc(b)	46,087
19,473	Provident Financial Plc	297,709
40,302	Psion Plc	78,383
126,830	Punch Taverns Plc(b)	172,773
96,853	PV Crystalox Solar Plc	103,881
61,900	PZ Cussons Plc	253,781
246,845	QinetiQ Group Plc	665,233
44,349	Quintain Estates & Development Plc(b)	141,209
53,253	Rank Group Plc(b)	77,569
12,590	Rathbone Brothers Plc	191,240
3,513	REA Holdings Plc	23,351
78,802	Redrow Plc(b)	182,361
6,462	Renishaw Plc	57,908
2,330	Rensburg Sheppards Plc	26,253
257,822	Rentokil Initial Plc(b)	440,078
28,774	Restaurant Group Plc	88,312
407,402	Rexam Plc	1,852,162
7,755	Ricardo Plc	30,356
13,819	RM Plc	33,114
17,399	Robert Walters Plc	50,973
15,157	Robert Wiseman Dairies Plc	111,148
22,720	ROK Plc	17,340
20,874	Rotork Plc	389,531
23,225	RPC Group Plc	98,059
66,067	RPS Group Plc	227,167
654,345	RSA Insurance Group Plc	1,301,624
476,620	Sage Group Plc (The)	1,670,114
49,414	Salamander Energy Plc(b)	198,860
52,690	Savills Plc	276,729
49,362	Schroders Plc	891,172
20,496	Schroders Plc - Non Voting	304,098
12,499	Scott Wilson Group Plc	26,361
24,501	SDL Plc(b)	162,458
104,356	Segro Plc	604,600
140,739	Senior Plc	141,481
98,945	Serco Group Plc	820,902

Shares		Value

UNITED KINGDOM (continued)
34,228	Severfield-Rowen Plc	$92,692
34,311	Severn Trent Plc	535,819
54,091	Shaftesbury Plc	334,246
174,270	Shanks Group Plc	245,979
1,332	Shire Plc	23,436
259,542	SIG Plc(b)	506,910
120,346	Smith & Nephew Plc	1,067,587
53,086	Smiths Group Plc	778,050
37,047	Smiths News Plc	74,028
18,921	Soco International Plc(b)	401,220
49,871	Southern Cross Healthcare Ltd.(b)	100,472
41,569	Spectris Plc	462,227
223,877	Speedy Hire Plc	133,197
38,075	Spice Plc	49,836
16,818	Spirax-Sarco Engineering Plc	300,317
170,913	Spirent Communications Plc	257,370
94,269	Sports Direct International Plc	150,929
54,276	SSL International Plc	565,217
7,688	St. Ives Group Plc	8,517
83,826	St. James’s Place Plc	358,671
37,796	St. Modwen Properties Plc(b)	139,202
72,211	Stagecoach Group Plc	171,612
803,402	Standard Life Plc	2,874,521
14,920	Sthree Plc	61,611
2,744	STV Group Plc(b)	3,040
25,800	Subsea 7, Inc.(b)	364,748
2,948	Synergy Health Plc	29,345
4,319	T Clarke Plc	9,109
171,109	Tate & Lyle Plc	1,262,908
1,209,470	Taylor Wimpey Plc(b)	734,865
5,162	Ted Baker Plc	34,736
14,307	Telecity Group Plc(b)	78,663
11,245	Telecom Plus Plc	56,244
209,323	Thomas Cook Group Plc	703,252
358,045	Tomkins Plc	987,828
35,892	Topps Tiles Plc(b)	48,452
11,051	Town Centre Securities Plc	31,831
69,783	Travis Perkins Plc(b)	864,714
56,712	Trinity Mirror Plc(b)	149,019
45,185	TT electronics Plc(b)	53,951
88,666	TUI Travel Plc	339,215
44,722	Tullett Prebon Plc	266,443
15,928	Tullow Oil Plc	310,304
49,013	UK Coal Plc - Sub-Shares(b)	69,181
16,341	Ultra Electronics Holdings	353,752
15,158	Umeco Plc	66,984
34,788	United Business Media Ltd.	264,126
99,107	United Utilities Group Plc	716,517
7,888	UTV Media Plc	13,594
49,708	Vectura Group Plc(b)	69,795
55,280	Vedanta Resources Plc	1,898,949
22,798	Victrex Plc	284,746
7,995	Vitec Group Plc (The)	49,863
36,133	VT Group Plc	322,611
78,552	Weir Group Plc (The)	903,756

54

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

UNITED KINGDOM (continued)
16,675	Wellstream Holdings Plc	$140,124
43,403	Wetherspoon (J.D.) Plc(b)	328,324
33,542	WH Smith Plc	277,457
69,159	Whitbread Plc	1,444,951
107,332	William Hill Plc	295,947
249,000	Willis Group Holdings Ltd.	6,723,000
14,285	Wilmington Group Plc	34,113
19,577	Wincanton Plc	71,009
54,494	Wolfson Microelectronics Plc(b)	109,115
120,536	Wolseley Plc(b)	2,449,139
339,266	Woolworths Group Plc(b)(c)(d)	0
10,794	WSP Group Plc	53,014
10,220	Xaar Plc	15,767
65,077	Xchanging Plc	238,395
252,964	Yell Group Plc(b)	212,779
30,967	Yule Catto & Co. Plc(b)	85,894

		140,907,300

UNITED STATES — 54.2%
9,211	1-800-FLOWERS.COM, Inc. - Class A(b)	35,370
11,450	1st Source Corp.	169,689
76,715	3Com Corp.(b)	394,315
3,800	3D Systems Corp.(b)	33,516
800	3PAR, Inc.(b)	7,528
6,529	4Kids Entertainment, Inc.(b)	11,752
11,400	99 Cents Only Stores(b)	129,618
2,900	A.M. Castle & Co.	32,683
3,500	A.O. Smith Corp.	138,705
3,422	AAON, Inc.	61,630
7,600	AAR Corp.(b)	149,036
7,100	Aaron’s, Inc.	177,855
700	Abaxis, Inc.(b)	15,974
6,700	Abercrombie & Fitch Co. - Class A	219,894
8,900	Abington Bancorp, Inc.	61,054
10,300	Abiomed, Inc.(b)	93,215
380,000	ABM Industries, Inc.(d)	7,136,420
3,800	Abraxas Petroleum Corp.(b)	6,270
10,020	AC Moore Arts & Crafts, Inc.(b)	47,896
5,700	Acacia Research-Acacia Technologies(b)	43,320
8,444	Acadia Pharmaceuticals, Inc.(b)	10,977
4,279	Acadia Realty Trust	68,036
1,814	Accelrys, Inc.(b)	9,850
7,800	ACCO Brands Corp.(b)	47,268
1,800	Accuray, Inc.(b)	10,386
900	Aceto Corp.	4,986
3,200	ACI Worldwide, Inc.(b)	51,488
2,100	Acme Packet, Inc.(b)	20,559
400	Acorda Therapeutics, Inc.(b)	8,692
5,946	Actel Corp.(b)	70,876
9,100	ActivIdentity Corp.(b)	20,657
275,000	Activision Blizzard, Inc.(b)	2,978,250
6,800	Actuant Corp. - Class A	106,148
9,350	Actuate Corp.(b)	46,844

Shares		Value

UNITED STATES (continued)
1,800	Acuity Brands, Inc.	$56,988
4,800	Acxiom Corp.(b)	55,104
58,880	Adaptec, Inc.(b)	187,827
17,100	ADC Telecommunications, Inc.(b)	110,979
100,200	Administaff, Inc.	2,486,964
107,000	Adobe Systems, Inc.(b)	3,524,580
12,705	Adolor Corp.(b)	18,422
11,500	Adtran, Inc.	264,960
2,530	Advance America Cash Advance Centers, Inc.	12,498
1,215,107	Advance Auto Parts, Inc.	45,274,887
16,100	Advanced Analogic Technologies, Inc.(b)	50,715
7,300	Advanced Energy Industries, Inc.(b)	89,133
9,000	Advanced Micro Devices, Inc.(b)	41,400
1,965	Advanta Corp. - Class A	707
2,000	Advanta Corp. - Class B	650
2,500	Advent Software, Inc.(b)	95,550
17,260	ADVENTRX Pharmaceuticals, Inc.(b)	1,899
1,500	Advisory Board Co. (The)(b)	36,960
2,905	Aecom Technology Corp.(b)	73,322
1,200	AEP Industries, Inc.(b)	41,856
6,900	Aeropostale, Inc.(b)	258,957
600	Aerovironment, Inc.(b)	15,996
2,800	AFC Enterprises(b)	22,484
1,000	Affiliated Managers Group, Inc.(b)	63,490
500	Affymax, Inc.(b)	10,070
1,800	Affymetrix, Inc.(b)	9,414
7,700	AGCO Corp.(b)	216,447
4,000	Agilysys, Inc.	18,840
672	Agree Realty Corp.	15,678
2,800	Air Methods Corp.(b)	85,512
3,500	Air Transport Services Group, Inc.(b)	9,065
5,800	Aircastle Ltd.	45,936
16,229	Airtran Holdings, Inc.(b)	68,649
900	Airvana, Inc.(b)	5,499
6,300	AK Steel Holding Corp.	99,981
3,600	Akamai Technologies, Inc.(b)	79,200
5,751	Akorn, Inc.(b)	8,339
1,000	Alamo Group, Inc.	13,700
7,600	Alaska Air Group, Inc.(b)	195,472
8,500	Alaska Communications Systems Group, Inc.	66,130
3,400	Albany International Corp. - Class A	56,644
17,293	Albany Molecular Research, Inc.(b)	140,765
3,100	Albemarle Corp.	97,898
353,800	Alberto-Culver Co.	9,488,916
2,800	Alexander & Baldwin, Inc.	80,724

55

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

UNITED STATES (continued)
400	Alexandria Real Estate Equities, Inc.	$21,668
7,000	Alexza Pharmaceuticals, Inc.(b)	14,980
1,642	Alico, Inc.	47,749
4,400	Align Technology, Inc.(b)	69,168
7,629	Alkermes, Inc.(b)	60,803
33,400	Alleghany Corp.(b)	8,350,000
3,805	Allegheny Technologies, Inc.	117,422
200	Allegiant Travel Co.(b)	7,542
46,000	Allergan, Inc.	2,587,500
2,600	Allete, Inc.	88,010
1,500	Alliance Data Systems Corp.(b)	82,470
9,900	Alliance HealthCare Services, Inc.(b)	53,856
29,100	Alliance One International, Inc.(b)	128,331
1,000	Alliant Techsystems, Inc.(b)	77,780
1,900	Allion Healthcare, Inc.(b)	12,236
8,408	Allis-Chalmers Energy, Inc.(b)	29,260
21,600	Allos Therapeutics, Inc.(b)	122,040
900	Alloy, Inc.(b)	5,922
6,556	Allscripts-Misys Healthcare Solutions, Inc.(b)	127,842
100	Almost Family, Inc.(b)	3,035
2,700	Alnylam Pharmaceuticals, Inc.(b)	46,008
5,825	Alon USA Energy, Inc.	48,930
4,333	Alpha Natural Resources, Inc.(b)	147,192
12,326	Alphatec Holdings, Inc.(b)	58,918
1,500	Altra Holdings, Inc.(b)	13,155
2,700	AMAG Pharmaceuticals, Inc.(b)	102,006
3,470	Ambassadors Group, Inc.	44,104
4,100	AMCOL International Corp.	106,764
4,476	Amcore Financial, Inc.(b)	3,536
4,000	Amedisys, Inc.(b)	159,160
2,700	Amerco, Inc.(b)	114,129
2,400	American Apparel, Inc.(b)	7,368
5,000	American Axle & Manaufacturing Holdings, Inc.	29,950
8,206	American Campus Communities, Inc.	221,726
15,964	American Capital Ltd.(b)	42,784
300	American Commercial Lines, Inc.(b)	6,435
3,399	American Dental Partners, Inc.(b)	40,414
5,400	American Eagle Outfitters, Inc.	94,446
3,500	American Ecology Corp.	58,170
11,600	American Equity Investment Life Holding Co.	76,212
9,100	American Financial Group, Inc.	223,860
6,700	American Greetings Corp. - Class A	136,278
342	American Italian Pasta Co. - Class A(b)	9,292

Shares		Value

UNITED STATES (continued)
334,531	American Medical Systems Holdings, Inc.(b)	$5,158,468
1,705	American National Insurance Co.	142,350
10,500	American Oil & Gas, Inc.(b)	22,050
3,676	American Physicians Capital, Inc.	103,957
100,200	American Public Education, Inc.(b)	3,196,380
600	American Railcar Industries, Inc.	6,000
3,200	American Reprographics Co.(b)	19,200
3,100	American Science & Engineering, Inc.	204,972
1,800	American Software, Inc. - Class A	11,700
3,500	American States Water Co.	116,025
5,802	American Superconductor Corp.(b)	194,483
5,300	American Vanguard Corp.	43,990
7,300	American Water Works Co., Inc.	138,481
4,400	American Woodmark Corp.	86,548
1,824	America’s Car-Mart, Inc.(b)	37,812
11,700	AmeriCredit Corp.(b)	206,505
8,100	AMERIGROUP Corp.(b)	178,605
1,947	Ameris Bancorp.	11,468
6,900	Amerisafe, Inc.(b)	127,926
6,300	Ameristar Casinos, Inc.	92,736
1,000	Ameron International Corp.	58,980
125,000	Ametek, Inc.	4,361,250
6,875	AMICAS, Inc.(b)	21,656
29,300	Amkor Technology, Inc.(b)	161,443
5,500	AMN Healthcare Services, Inc.(b)	45,760
2,100	Ampco-Pittsburgh Corp.	56,490
6,900	AMR Corp.(b)	37,191
2,100	Amrep Corp.(b)	25,557
3,396	Amsurg Corp.(b)	71,554
3,500	Amtrust Financial Services, Inc.	39,480
2,700	Amylin Pharmaceuticals, Inc.(b)	29,808
9,600	Anadigics, Inc.(b)	30,816
1,800	Analogic Corp.	67,212
7,272	Anaren, Inc.(b)	106,317
4,076	Anchor Bancorp Wisconsin, Inc.(b)	3,139
2,100	Andersons, Inc. (The)	65,163
6,500	Angiodynamics, Inc.(b)	98,150
900	Anika Therapeutics, Inc.(b)	6,588
2,300	Anixter International, Inc.(b)	96,255
8,600	Ann Taylor Stores Corp.(b)	111,542
3,769	Ansys, Inc.(b)	152,946
500	APAC Customer Services, Inc.(b)	3,225
1,200	Apartment Investment & Management Co. - Class A	14,820
5,300	Apogee Enterprises, Inc.	70,172

56

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

UNITED STATES (continued)
39,000	Apollo Gold Corp.(b)	$17,841
5,300	Applied Industrial Technologies, Inc.	107,219
13,950	Applied Micro Circuits Corp.(b)	109,089
700	Applied Signal Technology, Inc.	14,343
500	Approach Resources, Inc.(b)	3,880
365,900	Aptargroup, Inc.	12,919,929
2,600	Arbitron, Inc.	56,368
57	ARCA Biopharma, Inc.(b)	151
4,000	Arch Chemicals, Inc.	110,760
2,100	Arch Coal, Inc.	45,486
800	ArcSight, Inc.(b)	19,776
6,057	Arctic Cat, Inc.	35,979
600	Ardea Biosciences, Inc.(b)	8,100
11,300	Arena Pharmaceuticals, Inc.(b)	39,889
3,400	Arena Resources, Inc.(b)	126,684
200	Argan, Inc.(b)	2,470
6,253	Argon ST, Inc.(b)	116,306
4,000	Ariad Pharmaceuticals, Inc.(b)	7,200
314,817	Ariba, Inc.(b)	3,721,137
4,700	Arkansas Best Corp.	121,354
4,400	Armstrong World Industries, Inc.(b)	163,900
3,200	Arqule, Inc.(b)	10,720
7,728	Array Biopharma, Inc.(b)	13,833
20,468	Arris Group, Inc.(b)	210,002
7,800	Arrow Electronics, Inc.(b)	197,652
206	Arrow Financial Corp.	5,239
2,900	Art Technology Group, Inc.(b)	11,948
3,443	Arthrocare Corp.(b)	65,417
152,600	Arthur J. Gallagher & Co.	3,404,506
2,400	Aruba Networks, Inc.(b)	18,768
10,772	ArvinMeritor, Inc.	84,129
6,700	Asbury Automotive Group, Inc.(b)	65,258
1,000	Ascent Media Corp. - Class A(b)	23,190
6,827	Ashland, Inc.	235,805
2,223	ASML Holding NV	60,130
1,484,725	ASML Holding NV - ADR	39,998,492
1,691	Aspect Medical Systems, Inc.(b)	20,258
8,600	Aspen Technology, Inc.(b)	90,300
10,700	Asset Acceptance Capital Corp.(b)	77,789
2,520	Assisted Living Concepts, Inc.(b)	52,214
900	Associated Banc-Corp.	11,529
1,300	Associated Estates Realty Corp.	11,856
800	Assurant, Inc.	23,944
1,320	Asta Funding, Inc.	8,620
2,900	Astec Industries, Inc.(b)	66,700
7,200	Astoria Financial Corp.	71,856
10,900	ATC Technology Corp.(b)	227,810
61,000	athenahealth, Inc.(b)	2,294,210
600	Atherogenics, Inc.(b)(c)(d)	0

Shares		Value

UNITED STATES (continued)
7,900	Atheros Communications, Inc.(b)	$194,498
1,200	Atlantic Coast Federal Corp.	1,740
500	Atlantic Tele-Network, Inc.	22,920
2,700	Atlas Air Worldwide Holdings, Inc.(b)	70,983
2,934	Atlas Energy, Inc.	76,812
91,800	Atmel Corp.(b)	341,496
3,163	ATMI, Inc.(b)	47,919
4,200	ATP Oil & Gas Corp.(b)	72,702
3,600	ATS Medical, Inc.(b)	9,684
1,200	Atwood Oceanics, Inc.(b)	42,588
5,307	Audiovox Corp. - Class A(b)	34,283
110,000	Autodesk, Inc.(b)	2,742,300
12,654	AutoNation, Inc.(b)	218,155
4,300	Auxilium Pharmaceuticals, Inc.(b)	135,278
200	Avatar Holdings, Inc.(b)	3,260
300	Avery Dennison Corp.	10,695
4,900	Avid Technology, Inc.(b)	61,887
6,200	Avis Budget Group, Inc.(b)	52,080
5,900	Avista Corp.	111,864
3,300	Avocent Corp.(b)	82,071
240,000	Avon Products, Inc.	7,692,000
13,000	AVX Corp.	147,160
9,900	Axcelis Technologies, Inc.(b)	9,405
1,300	AZZ, Inc.(b)	44,538
2,000	B&G Foods, Inc. - Class A	15,620
2,000	Badger Meter, Inc.	74,540
3,466	Balchem Corp.	95,627
6,200	Baldor Electric Co.	160,270
891	Baldwin & Lyons, Inc. - Class B	20,324
7,732	Bally Technologies, Inc.(b)	304,563
2,600	BancFirst Corp.	93,886
1,900	Bancorp, Inc. (The)(b)	9,690
11,900	BancorpSouth, Inc.	268,702
10,697	Bank Mutual Corp.	75,093
300	Bank of Florida Corp.(b)	438
1,700	Bank of Hawaii Corp.	75,480
2,900	Bank of The Ozarks, Inc.	65,975
4,027	BankAtlantic Bancorp, Inc. - Class A	5,920
5,200	BankFinancial Corp.	49,088
3,086	Bankrate, Inc.(b)(c)	87,951
1,900	Banner Corp.	5,833
60,000	Bard (C.R.), Inc.	4,504,200
252,000	Bare Escentuals, Inc.(b)	3,182,760
3,700	Barnes & Noble, Inc.	61,457
7,000	Barnes Group, Inc.	110,950
1,106	Barrett Business Sevices, Inc.	12,830
6,550	Basic Energy Services, Inc.(b)	45,850
500	Bassett Furniture Industries, Inc.	1,930
6,100	BE Aerospace, Inc.(b)	108,153
16,100	Beacon Roofing Supply, Inc.(b)	231,196
366	BearingPoint, Inc.(b)	36

57

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

UNITED STATES (continued)
900	Beasley Broadcasting Group, Inc. - Class A(b)	$3,069
10,900	Bebe Stores, Inc.	68,234
63,000	Beckman Coulter, Inc.	4,052,790
126	Bel Fuse, Inc. - Class A	2,238
1,900	Bel Fuse, Inc. - Class B	34,390
7,226	Belden, Inc.	165,837
5,616	Bell Microproducts, Inc.(b)	16,399
3,500	Belo Corp. - Class A	16,450
5,100	Bemis Co., Inc.	131,733
8,550	Benchmark Electronics, Inc.(b)	143,640
4,300	Beneficial Mutual Bancorp, Inc.(b)	39,775
3,800	Berkshire Hills Bancorp, Inc.	78,090
5,600	Berry Petroleum Co. - Class A	142,016
7,800	BGC Partners, Inc. - Class A	37,674
2,100	Big 5 Sporting Goods Corp.	30,975
3,100	Big Lots, Inc.(b)	77,655
7,000	Bill Barrett Corp.(b)	216,860
7,614	BioCryst Pharmaceuticals, Inc.(b)	67,993
600	Biodel, Inc.(b)	2,508
13,300	BioMarin Pharmaceutical, Inc.(b)	206,948
6,700	BioMed Realty Trust, Inc.	90,919
3,966	BioMimetic Therapeutics, Inc.(b)	46,283
112,000	Bio-Rad Laboratories, Inc. - Class A(b)	10,011,680
2,600	Bio-Reference Labs, Inc.(b)	84,058
658	Biosante Pharmaceuticals, Inc.(b)	1,000
19,100	BioScrip, Inc.(b)	144,014
5,700	BJ’s Restaurants, Inc.(b)	90,972
8,300	BJ’s Wholesale Club, Inc.(b)	290,749
2,300	Black & Decker Corp.	108,606
2,798	Black Box Corp.	74,175
4,520	Black Hills Corp.	110,152
1,000	Blackbaud, Inc.	22,190
126,900	Blackboard, Inc.(b)	4,501,143
4,000	Blount International, Inc.(b)	36,160
5,400	Blue Coat Systems, Inc.(b)	120,312
500	Blue Nile, Inc.(b)	30,025
8,200	Bluegreen Corp.(b)	23,534
775	Blyth, Inc.	27,458
1,000	BMP Sunstone Corp.(b)	3,640
3,850	Bob Evans Farms, Inc.	101,140
3,000	Boise, Inc.(b)	14,340
5,153	Bok Financial Corp.	221,424
1,500	Bolt Technology Corp.(b)	15,255
2,600	Bon-Ton Stores, Inc. (The)	24,050
1,900	Books-A-Million, Inc.	16,454
3,900	Borders Group, Inc.(b)	7,566
4,000	BorgWarner, Inc.	121,280
700	Boston Beer Co., Inc. - Class A(b)	26,600

Shares		Value

UNITED STATES (continued)
6,367	Boston Private Financial Holdings, Inc.	$37,884
6,800	Bottomline Technologies, Inc.(b)	99,824
6,017	Bowne & Co., Inc.(b)	39,291
7,500	Boyd Gaming Corp.(b)	55,200
3,300	BPZ Resources, Inc.(b)	20,790
77,200	Brady Corp. - Class A	2,090,576
1,000	Brandywine Realty Trust REIT	9,560
500	BRE Properties, Inc.	13,615
6,700	Briggs & Stratton Corp.	125,290
16,700	Brigham Exploration Co.(b)	158,650
10,930	Brightpoint, Inc.(b)	80,554
3,500	Brinker International, Inc.	44,240
800	Brink’s Co. (The)	18,984
1,700	Brink’s Home Security Holdings, Inc.(b)	52,666
4,000	Bristow Group, Inc.(b)	116,600
2,800	Broadpoint Gleacher Securities Group, Inc.(b)	17,836
3,500	Broadridge Financial Solutions, Inc.	72,835
2,300	Broadwind Energy, Inc.(b)	13,432
12,800	Brocade Communications Systems, Inc.(b)	109,824
6,400	Bronco Drilling Co., Inc.(b)	40,448
5,500	Brookdale Senior Living, Inc.(b)	92,620
6,423	Brookline Bancorp, Inc.	62,881
8,421	Brooks Automation, Inc.(b)	57,936
2,670	Brown & Brown, Inc.	49,048
7,746	Brown Shoe Co., Inc.	80,326
72,000	Brown-Forman Corp. - Class B	3,514,320
6,084	Bruker Corp.(b)	65,951
7,070	Brunswick Corp.	67,024
3,700	Brush Engineered Materials, Inc.(b)	68,265
9,100	Buckeye Technologies, Inc.(b)	81,536
3,075	Buckle, Inc. (The)	92,281
2,800	Bucyrus International, Inc.	124,376
299	Buffalo Wild Wings, Inc.(b)	12,262
4,195	Builders FirstSource, Inc.(b)	16,319
1,250	Burger King Holdings, Inc.	21,450
1,200	Bway Holding Co.(b)	21,324
8,400	Cabela’s, Inc.(b)	105,588
3,400	Cabot Corp.	74,562
2,500	Cabot Microelectronics Corp.(b)	79,950
4,800	Cache, Inc.(b)	23,088
3,900	CACI International, Inc. - Class A(b)	185,718
7,500	Cadence Design Systems, Inc.(b)	45,825
1,100	Cadence Pharmaceuticals, Inc.(b)	9,933
1,200	Cadiz, Inc.(b)	12,828
5,722	Cal Dive International, Inc.(b)	43,945

58

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

UNITED STATES (continued)
900	Calamos Asset Management, Inc. - Class A	$9,540
600	Calavo Growers, Inc.	10,710
7,200	Calgon Carbon Corp.(b)	114,048
5,700	California Pizza Kitchen, Inc.(b)	74,043
2,400	California Water Service Group	87,768
12,624	Caliper Life Sciences, Inc.(b)	27,899
8,600	Callaway Golf Co.	58,824
4,806	Callidus Software, Inc.(b)	14,658
5,000	Callon Petroleum Co.(b)	8,000
2,800	Cal-Maine Foods, Inc.	76,020
1,700	Cambrex Corp.(b)	10,200
900	Camden National Corp.	27,657
500	Camden Property Trust REIT	18,125
3,761	Candela Corp.(b)	11,697
7,400	Cano Petroleum, Inc.(b)	7,770
2,800	Cantel Medical Corp.(b)	44,968
500	Capella Education Co.(b)	34,450
1,200	Capital City Bank Group, Inc.	14,088
74	Capital Corp. of the West(b)	1
4,500	Capital Senior Living Corp.(b)	23,805
600	Capital Southwest Corp.	44,556
6,200	CapitalSource, Inc.	22,072
4,700	Capitol Bancorp Ltd.	10,575
604	Capitol Federal Financial	18,319
5,800	Caraco Pharmaceutical Laboratories Ltd.(b)	21,344
2,550	CARBO Ceramics, Inc.	148,894
4,300	Cardiac Science Corp.(b)	15,050
4,975	Cardinal Financial Corp.	40,546
1,300	Cardtronics, Inc.(b)	12,935
2,800	Career Education Corp.(b)	58,352
3,000	Carlisle Cos., Inc.	93,120
2,300	Carmax, Inc.(b)	45,241
2,130	Carmike Cinemas, Inc.(b)	20,938
3,000	Carpenter Technology Corp.	63,090
1,200	Carrizo Oil & Gas, Inc.(b)	27,816
8,500	Carter’s, Inc.(b)	200,600
2,610	Cascade Corp.	64,832
5,200	Casella Waste Systems, Inc. - Class A(b)	14,508
8,784	Casey’s General Stores, Inc.	276,960
4,400	Cash America International, Inc.	133,144
20	Cass Information Systems, Inc.	595
6,826	Casual Male Retail Group, Inc.(b)	17,133
2,800	Catalyst Health Solutions, Inc.(b)	87,836
8,610	Cathay General Bancorp.	76,026
8,350	Cato Corp. (The) - Class A	164,578
543	Cavco Industries, Inc.(b)	16,507
1,000	Cavium Networks, Inc.(b)	18,960
7,000	CB Richard Ellis Group, Inc. - Class A(b)	72,450
2,200	Cbeyond, Inc.(b)	29,370

Shares		Value

UNITED STATES (continued)
16,600	CBIZ, Inc.(b)	$116,864
700	CBL & Associates Properties, Inc.	5,712
4,600	CDI Corp.	56,028
4,400	CEC Entertainment, Inc.(b)	128,524
3,400	Cedar Shopping Centers, Inc.	20,638
3,268	Celadon Group, Inc.(b)	31,896
400	Celanese Corp. - Class A	10,980
9,995	Celera Corp.(b)	61,869
2,026	Celldex Therapeutics, Inc.(b)	8,833
6,300	Centene Corp.(b)	112,329
8,143	Centennial Communications Corp.(b)	68,890
1,010	Center Bancorp., Inc.	7,858
2,700	Center Financial Corp.	11,367
300	Centerstate Banks, Inc.	2,259
6,250	Central European Distribution Corp.(b)	194,438
3,600	Central Garden & Pet Co.(b)	35,712
4,800	Central Garden & Pet Co. - Class A(b)	45,408
10,500	Central Pacific Financial Corp.	14,805
2,400	Central Vermont Public Service Corp.	46,536
7,400	Century Aluminum Co.(b)	64,158
10,300	Cenveo, Inc.(b)	72,924
70,000	Cephalon, Inc.(b)	3,820,600
8,600	Cepheid, Inc.(b)	114,122
5,000	Ceradyne, Inc.(b)	80,600
13,920	Cerus Corp.(b)	23,386
4,300	Ceva, Inc.(b)	43,559
2,358	CH Energy Group, Inc.	97,645
11,200	Champion Enterprises, Inc.(b)	2,688
3,700	Charles River Laboratories International, Inc.(b)	135,124
9,510	Charming Shoppes, Inc.(b)	43,080
2,200	Chart Industries, Inc.(b)	43,494
116,500	Chattem, Inc.(b)	7,382,605
7,300	Checkpoint Systems, Inc.(b)	99,061
8,500	Cheesecake Factory (The)(b)	154,530
4,400	Chemed Corp.	199,408
3,637	Chemical Financial Corp.	79,832
3,700	Cheniere Energy, Inc.(b)	8,621
1,800	Chesapeake Corp.(b)	20
800	Chesapeake Utilities Corp.	25,344
7,200	Chico’s FAS, Inc.(b)	86,040
5,200	Children’s Place Retail Stores, Inc. (The)(b)	163,540
500	Chipotle Mexican Grill, Inc. - Class A(b)	40,745
600	Chipotle Mexican Grill, Inc. - Class B(b)	47,946
4,400	Chiquita Brands International, Inc.(b)	71,236
1,800	Choice Hotels International, Inc.	53,676
2,580	Chordiant Software, Inc.(b)	8,978

59

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

UNITED STATES (continued)
6,100	Christopher & Banks Corp.	$37,149
2,406	Churchill Down, Inc.	75,500
8,576	Ciber, Inc.(b)	27,615
4,085	Ciena Corp.(b)	47,917
5,624	Cimarex Energy Co.	220,236
34,800	Cincinnati Bell, Inc.(b)	107,184
9,100	Cinemark Holdings, Inc.	105,469
2,600	CIRCOR International, Inc.	70,850
13,500	Cirrus Logic, Inc.(b)	65,340
800	Citi Trends, Inc.(b)	21,064
700	Citizens First Bancorp, Inc.(b)	273
5,621	Citizens Republic Bancorp, Inc.(b)	3,384
10,827	Citizens, Inc.(b)	65,287
1,323,454	Citrix Systems, Inc.(b)	48,650,169
3,726	City Holding Co.	113,904
4,300	City National Corp.	161,981
7,300	CKE Restaurants, Inc.	63,875
10,400	CKX, Inc.(b)	66,560
277,500	CLARCOR, Inc.	8,166,825
2,958	Clayton Williams Energy, Inc.(b)	77,500
1,600	Clean Energy Fuels Corp.(b)	18,560
800	Clean Harbors, Inc.(b)	45,160
3,400	Clear Channel Outdoor Holdings, Inc. - Class A(b)	23,188
500	Clearwater Paper Corp.(b)	22,635
6,400	Cleco Corp.	158,400
5,200	Clifton Savings Bancorp, Inc.	47,944
1,755	Clinical Data, Inc.(b)	27,694
110,000	Clorox Co.	6,515,300
11,400	CNA Surety Corp.(b)	164,844
4,800	CoBiz Financial, Inc.	22,896
6,480	Coeur D’alene Mines Corp.(b)	130,118
2,600	Cogdell Spencer, Inc. REIT	12,064
8,500	Cogent Communications Group, Inc.(b)	86,105
1,400	Cogent, Inc.(b)	13,510
5,800	Cognex Corp.	93,322
3,900	Cohen & Steers, Inc.	75,387
5,820	Coherent, Inc.(b)	146,257
11,354	Cohu, Inc.	129,209
3,400	Coinstar, Inc.(b)	107,916
9,000	Coldwater Creek, Inc.(b)	51,750
1,100	Colfax Corp.(b)	11,968
11,500	Collective Brands, Inc.(b)	213,325
6,000	Colonial Properties Trust	63,180
900	Columbia Bancorp(b)	1,440
2,231	Columbia Banking System, Inc.	32,796
4,600	Columbia Sportswear Co.	175,030
4,600	Columbus McKinnon Corp.(b)	76,130
19,400	Comfort Systems USA, Inc.	211,460
5,464	Commerce Bancshares, Inc.	209,599
7,200	Commercial Metals Co.	106,848
4,500	Commercial Vehicle Group, Inc.(b)	21,285

Shares		Value

UNITED STATES (continued)
2,800	CommScope, Inc.(b)	$75,656
900	Communications Systems, Inc.	9,882
3,700	Community Bank System, Inc.	68,857
6,900	Community Health Systems, Inc.(b)	215,832
5,474	Community Trust Bancorp, Inc.	134,770
1,100	CommVault Systems, Inc.(b)	21,670
700	Compass Minerals International, Inc.	43,624
700	Compellent Technolo- gies,Inc.(b)	12,838
5,300	Complete Production Services, Inc.(b)	50,509
4,867	Compucredit Holdings Corp.(b)	15,964
1,700	Computer Programs & Systems, Inc.	71,808
8,200	Compuware Corp.(b)	57,892
150,700	comScore, Inc.(b)	2,310,231
154,300	Comstock Resources, Inc.(b)	6,340,187
2,600	COMSYS IT Partners, Inc.(b)	17,810
2,700	Comtech Telecommunications Corp.(b)	86,724
800	Comverge, Inc.(b)	9,128
4,898	Conceptus, Inc.(b)	85,911
3,863	Concho Resources, Inc.(b)	147,219
136,300	Concur Technologies, Inc.(b)	4,857,732
1,150	Conexant Systems, Inc.(b)	3,151
5,889	Conmed Corp.(b)	124,788
400	Connecticut Water Service, Inc.	8,920
4,801	Conn’s, Inc.(b)	30,294
7,800	Conseco, Inc.(b)	40,638
1,116	Consolidated - Tomoka Land Co.	38,390
10,216	Consolidated Communications Holdings, Inc.	141,185
1,900	Consolidated Graphics, Inc.(b)	38,114
125,700	Constant Contact, Inc.(b)	2,082,849
11,700	Constellation Brands, Inc. - Class A(b)	185,094
1,900	Contango Oil & Gas Co.(b)	90,535
12,858	Continental Airlines, Inc. - Class B(b)	147,867
500	Continucare Corp.(b)	1,310
5,500	Convergys Corp.(b)	59,675
1,600	Con-way, Inc.	52,784
3,100	Cooper Cos., Inc. (The)	86,831
8,500	Cooper Tire & Rubber Co.	129,710
177,200	Copart, Inc.(b)	5,700,524
2,300	Core-Mark Holding Co., Inc.(b)	62,951
10,900	Corinthian Colleges, Inc.(b)	172,874
5,000	Corn Products International, Inc.	140,900
3,200	Cornell Cos., Inc.(b)	73,088
800	Corporate Executive Board Co. (The)	19,208
500	Corporate Office Properties Trust REIT	16,595

60

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

UNITED STATES (continued)
7,800	Corrections Corp. of America(b)	$186,732
2,550	Corvel Corp.(b)	72,675
102,000	CoStar Group, Inc.(b)	3,959,640
700	Courier Corp.	10,381
1,132	Cousins Properties, Inc.	8,286
1,020	Covance, Inc.(b)	52,714
9,700	Covanta Holding Corp.(b)	166,646
7,600	Coventry Health Care, Inc.(b)	150,708
800	CPI International, Inc.(b)	7,920
2,900	CRA International, Inc.(b)	71,775
1,500	Cracker Barrel Old Country Store, Inc.	49,725
2,600	Crane Co.	72,410
900	Cray, Inc.(b)	6,714
500	Credit Acceptance Corp.(b)	17,185
3,700	Cree, Inc.(b)	155,770
3,600	CROCS, Inc.(b)	21,888
6,646	Cross Country Healthcare, Inc.(b)	54,896
1,700	Crosstex Energy, Inc.	9,554
1,250,000	Crown Holdings, Inc.(b)	33,312,500
11,400	Crown Media Holdings, Inc. - Class A(b)	17,556
4,000	CryoLife, Inc.(b)	24,000
6,929	CSG Systems International, Inc.(b)	113,220
1,500	CSS Industries, Inc.	30,450
155	CTM Media Holdings, Inc. - Class A(b)	87
988	CTM Media Holdings, Inc. - Class B(b)	741
7,000	CTS Corp.	62,720
3,100	Cubic Corp.	107,601
8,700	Cubist Pharmaceuticals, Inc.(b)	147,378
4,300	Cullen/Frost Bankers, Inc.	201,197
922,366	Cummins, Inc.	39,717,080
3,999	Cumulus Media, Inc. - Class A(b)	8,438
1,380	Curis, Inc.(b)	2,746
5,100	Curtiss-Wright Corp.	152,082
1,000	Cutera, Inc.(b)	9,010
12,001	CVB Financial Corp.	96,128
3,000	CVR Energy, Inc.(b)	31,560
300	Cyberonics, Inc.(b)	4,338
14,874	Cybersource Corp.(b)	243,636
5,842	Cymer, Inc.(b)	200,030
1,300	Cynosure, Inc. - Class A(b)	13,026
8,000	Cypress Bioscience, Inc.(b)	49,120
5,400	Cypress Semiconductor Corp.(b)	45,522
2,700	Cytec Industries, Inc.	89,559
400	Cytokinetics, Inc.(b)	1,276
8,174	Daktronics, Inc.	61,468
7,700	Dana Holding Corp.(b)	43,582
400	Danvers Bancorp, Inc.	5,492
8,200	Darling International, Inc.(b)	56,990

Shares		Value

UNITED STATES (continued)
1,800	Dawson Geophysical Co.(b)	$43,470
800	DCT Industrial Trust, Inc.	3,624
3,000	DealerTrack Holdings, Inc.(b)	49,440
2,100	Dean Foods Co.(b)	38,283
400	Deckers Outdoor Corp.(b)	35,868
15	Deerfield Capital Corp.(b)	85
568,400	Del Monte Foods Co.	6,138,720
2,100	Delek US Holdings, Inc.	14,175
3,806	dELiA*s, Inc.(b)	8,069
7,050	Delphi Financial Group, Inc. - Class A	152,985
12,700	Delta Petroleum Corp.(b)	16,510
510	Deltek, Inc.(b)	3,646
2,500	Deltic Timber Corp.	106,250
4,600	Deluxe Corp.	65,458
201	DemandTec, Inc.(b)	1,767
9,488	Dendreon Corp.(b)	239,762
4,283	Depomed, Inc.(b)	13,320
1,438	Developers Diversified Realty Corp. REIT	12,352
4,800	DexCom, Inc.(b)	32,928
4,000	DG FastChannel, Inc.(b)	83,880
3,100	Diamond Foods, Inc.	93,465
1,600	Diamond Management & Technology Consultants, Inc.	9,472
7,900	DiamondRock Hospitality Co.(b)	60,119
800	Dice Holdings, Inc.(b)	4,808
4,000	Dick’s Sporting Goods, Inc.(b)	90,760
2,900	Diebold, Inc.	87,696
6,000	Digi International, Inc.(b)	47,700
2,171	Digimarc Corp.(b)	30,394
3	Digital Realty Trust, Inc.	135
3,743	Digital River, Inc.(b)	85,453
4,400	Dillard’s, Inc. - Class A	59,928
5,600	Dime Community Bancshares	61,544
3,100	DineEquity, Inc.(b)	65,596
3,800	Diodes, Inc.(b)	62,244
41,500	Dionex Corp.(b)	2,817,020
2,400	Discovery Laboratories, Inc.(b)	2,232
7,700	Ditech Networks, Inc.(b)	9,856
2,723	Dixie Group, Inc.(b)	7,897
1,600	Dolan Media Co.(b)	19,104
600	Dollar Financial Corp.(b)	11,262
4,643	Dollar Thrifty Automotive Group(b)	85,942
1,043,247	Dollar Tree, Inc.(b)	47,081,737
6,900	Domino’s Pizza, Inc.(b)	50,646
2,200	Donaldson Co., Inc.	78,474
7,172	Donegal Group, Inc. - Class A	104,711
1,100	Dorman Products, Inc.(b)	16,082
6,438	Dot Hill Systems Corp.(b)	11,717
1,200	Double-Take Software, Inc.(b)	11,124
1,300	Douglas Emmett, Inc. REIT	15,340
2,800	Dover Downs Gaming & Entertainment, Inc.	13,300

61

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

UNITED STATES (continued)
5,900	Dover Motorsports, Inc.	$8,201
1,500	DR Horton, Inc.	16,440
2,800	Dreamworks Animation SKG, Inc. - Class A(b)	89,600
12,400	Dress Barn, Inc.(b)	223,820
1,719,057	Dresser-Rand Group, Inc.(b)	50,660,610
4,500	Drew Industries, Inc.(b)	86,130
8,200	Dril-Quip, Inc.(b)	398,438
21,829	drugstore.com(b)	60,466
14,000	DSP Group, Inc.(b)	80,920
1,400	DST Systems, Inc.(b)	58,394
1,400	DSW, Inc. - Class A(b)	26,880
5,148	DTS, Inc.(b)	145,431
3,845	Ducommun, Inc.	65,442
600	Duff & Phelps Corp. - Class A	10,314
600	Duke Realty Corp. REIT	6,744
800,217	Dun & Bradstreet Corp.	61,264,614
16,622	Durect Corp.(b)	35,072
12,300	Dyax Corp.(b)	38,622
8,330	Dycom Industries, Inc.(b)	82,300
2,800	Dynamex, Inc.(b)	51,884
1,700	Dynamic Materials Corp.	32,776
800	Dynamics Research Corp.(b)	10,248
2,000	DynCorp International, Inc. - Class A(b)	34,000
29,100	Dynegy, Inc.(b)	58,200
4,200	Eagle Bulk Shipping, Inc.	19,908
4,600	Eagle Materials, Inc.	114,310
11,472	Earthlink, Inc.	92,923
6,500	East West Bancorp, Inc.	58,695
212	Eastern Insurance Holdings, Inc.	1,497
3,700	EastGroup Properties, Inc. REIT	136,197
9,200	Eastman Kodak Co.(b)	34,500
3,200	Eaton Vance Corp.	90,848
700	Ebix, Inc.(b)	43,120
7,525	Echelon Corp.(b)	102,716
3,700	EchoStar Corp. - Class A(b)	67,192
3,201	Eclipsys Corp.(b)	60,019
120,000	Ecolab, Inc.	5,275,200
1,480	EDCI Holdings, Inc.(b)	8,599
1,800	Edge Petroleum Corp.(b)	107
5,000	Education Realty Trust, Inc. REIT	25,050
900	eHealth, Inc.(b)	12,807
600	Einstein Noah Restaurant Group, Inc.(b)	7,812
6,600	El Paso Electric Co.(b)	123,750
4,638	Electro Rent Corp.	49,673
6,100	Electro Scientific Industries, Inc.(b)	66,734
175,000	Electronic Arts, Inc.(b)	3,192,000
6,655	Electronics For Imaging, Inc.(b)	77,597
7,800	Elixir Gaming Technologies,
	Inc.(b)	2,184
6,696	Elizabeth Arden, Inc.(b)	71,312

Shares		Value

UNITED STATES (continued)
500	EMC Insurance Group, Inc.	$10,290
7,200	EMCOR Group, Inc.(b)	170,064
11,472	Emcore Corp.(b)	11,701
400	Emergency Medical Services Corp. - Class A(b)	19,208
800	Emergent Biosolutions, Inc.(b)	11,536
1,500	Emeritus Corp.(b)	27,990
800	Emisphere Technologies, Inc.(b)	432
2,300	Emmis Communications Corp. -
	Class A(b)	2,369
4,700	Empire District Electric Co. (The)	84,882
2,700	Employers Holdings, Inc.	40,014
4,900	EMS Technologies, Inc.(b)	85,407
11,500	Emulex Corp.(b)	116,150
219,400	Encore Acquisition Co.(b)	8,133,158
7,138	Encore Capital Group, Inc.(b)	106,856
11,587	Encore Wire Corp.	240,430
12,700	Endeavor International Corp.(b)	13,335
4,000	Endo Pharmaceuticals Holdings,
	Inc.(b)	89,600
12,700	Ener1, Inc.(b)	63,373
5,863	Energy Conversion Devices, Inc.(b)	63,145
1,800	Energy Recovery, Inc.(b)	10,044
3,860	EnergySolutions, Inc.	32,192
500	EnerNOC, Inc.(b)	14,365
8,600	EnerSys(b)	190,060
5,948	ENGlobal Corp.(b)	17,547
5,200	Ennis, Inc.	78,780
3,501	EnPro Industries, Inc.(b)	79,053
1,200	Ensign Group, Inc. (The)	17,736
20,629	Entegris, Inc.(b)	77,565
2,500	Entercom Communications Corp. - Class A(b)	17,700
2,688	Enterprise Financial Services
	Corp.	22,929
5,000	Entertainment Properties Trust REIT	170,100
449	Entorian Technologies, Inc.(b)	2,109
9,100	Entravision Communications Corp. - Class A(b)	19,110
9,400	Enzo Biochem, Inc.(b)	51,794
4,900	Enzon Pharmaceuticals, Inc.(b)	41,111
9,358	Epicor Software Corp.(b)	72,244
10,095	EPIQ Systems, Inc.(b)	127,298
700	ePlus, Inc.(b)	10,528
400	Equinix, Inc.(b)	34,128
3,800	Equity Lifestyle Properties, Inc. REIT	176,510
900	Equity One, Inc.	13,428
8,400	eResearch Technology, Inc.(b)	62,160
1,380	Erie Indemnity Co. - Class A	48,645
4,229	ESCO Technologies, Inc.(b)	166,115
400	ESSA Bancorp, Inc.	4,788

62

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

UNITED STATES (continued)
300	Essex Property Trust, Inc. REIT	$22,554
124,000	Estee Lauder Cos., Inc. (The) - Class A	5,270,000
5,529	Esterline Technologies Corp.(b)	232,826
3,700	Ethan Allen Interiors, Inc.	46,102
6,100	Euronet Worldwide, Inc.(b)	144,265
184,177	ev3, Inc.(b)	2,169,605
300	Evercore Partners, Inc. - Class A	9,792
7,201	Evergreen Energy, Inc.(b)	2,592
16,000	Evergreen Solar, Inc.(b)	23,200
3,400	EW Scripps Co. - Class A(b)	21,624
2,600	Exactech, Inc.(b)	39,000
21,600	Exar Corp.(b)	149,040
5,800	EXCO Resources, Inc.	90,596
14,780	Exelixis, Inc.(b)	89,862
4,500	Exide Technologies(b)	27,540
1,200	ExlService Holdings, Inc.(b)	16,332
2,613	Exponent, Inc.(b)	67,964
730	ExpressJet Holdings, Inc.(b)	2,190
4,100	Exterran Holdings, Inc.(b)	83,763
9,100	Extra Space Storage, Inc.	87,087
28,831	Extreme Networks(b)	57,374
2,700	Ezcorp, Inc. - Class A(b)	35,019
1,600	F5 Networks, Inc.(b)	71,824
68,200	Factset Research Systems, Inc.	4,368,210
1,800	Fair Isaac Corp.	36,594
7,500	Fairchild Semiconductor International, Inc.(b)	56,100
2,100	Fairpoint Communications, Inc.	227
8,500	FalconStor Software, Inc.(b)	28,305
7,406	Farmer Bros. Co.	139,973
143,300	FARO Technologies, Inc.(b)(d)	2,215,418
3,995	FBL Financial Group, Inc. - Class A	80,499
100	Federal Agricultural Mortgage Corp. - Class A	602
4,392	Federal Agricultural Mortgage
	Corp. - Class C	35,268
4,100	Federal Mogul Corp.(b)	45,715
7,400	Federal Signal Corp.	45,436
2,700	Federated Investors, Inc. - Class B	70,875
105,400	FEI Co.(b)	2,509,574
2,700	FelCor Lodging Trust, Inc. REIT(b)	8,505
5,500	Ferro Corp.	33,715
5,300	FiberTower Corp.(b)	3,630
5,286	Financial Federal Corp.	107,940
3,812	Finisar Corp.(b)	28,399
8,591	Finish Line (The) - Class A	87,113
10,276	First Acceptance Corp.(b)	22,607
6,602	First American Corp.	200,635
5,200	First Bancorp.	70,512
2,700	First Busey Corp.	10,449
5,286	First Cash Financial Services, Inc.(b)	90,813

Shares		Value

UNITED STATES (continued)
400	First Citizens BancShares, Inc. - Class A	$59,600
10,800	First Commonwealth Financial Corp.	56,700
3,860	First Community Bancshares, Inc.	44,930
400	First Defiance Financial Corp.	5,768
13,100	First Financial Bancorp.	166,108
2,400	First Financial Bankshares, Inc.	116,280
4,458	First Financial Corp.	123,620
4,269	First Financial Holdings, Inc.	57,589
700	First Financial Northwest, Inc.	4,144
13,436	First Horizon National Corp.(b)	158,948
4,300	First Industrial Realty Trust, Inc.	18,705
3,300	First Marblehead Corp. (The)(b)	6,468
3,192	First Merchants Corp.	19,535
175,800	First Mercury Finanacial Corp.	2,232,660
7,570	First Midwest Bancorp, Inc.	78,728
14,700	First Niagara Financial Group, Inc.	188,748
2,958	First Place Financial Corp.	8,992
4,900	First Potomac Realty Trust REIT	55,615
2,300	First Regional Bancorp(b)	1,817
8,511	FirstMerit Corp.	161,284
4,300	Fisher Communications, Inc.(b)	83,807
9,900	Five Star Quality Care, Inc.(b)	34,155
800	Flagstar Bancorp, Inc.(b)	720
4,800	Flanders Corp.(b)	24,192
9,800	Fleetwood Enterprises, Inc.(b)	49
2,800	Flotek Industries, Inc.(b)	4,508
6,200	Flow International Corp.(b)	14,942
6,000	Flowers Foods, Inc.	140,160
5,205	Flushing Financial Corp.	58,452
488,539	FMC Corp.	24,964,343
13,581	FNB Corp.	96,153
13,300	Foot Locker, Inc.	139,384
4,500	Forest City Enterprises, Inc. - Class A	39,240
900	Forest Oil Corp.(b)	17,640
6,862	Formfactor, Inc.(b)	116,585
4,500	Forrester Research, Inc.(b)	113,985
82,000	Fortune Brands, Inc.	3,193,900
1,800	Forward Air Corp.	38,412
2,300	Fossil, Inc.(b)	61,479
2,197	FPIC Insurance Group, Inc.(b)	74,325
3,100	Franklin Bank Corp.(b)	37
1,600	Franklin Covey Co.(b)	8,352
2,500	Franklin Electric Co., Inc.	68,200
5,100	Fred’s, Inc. - Class A	60,384
1,000	FreightCar America, Inc.	23,580
11,900	Frontier Communications Corp.	85,323
7,100	Frontier Financial Corp.(b)	3,015
2,600	Frontier Oil Corp.	36,036
1,000	FTI Consulting, Inc.(b)	40,810
4,700	Fuel Systems Solutions, Inc.(b)	153,878

63

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

UNITED STATES (continued)
1,000	Fuel Tech, Inc.(b)	$11,570
11,300	FuelCell Energy, Inc.(b)	37,629
14,800	Fulton Financial Corp.	122,248
11,970	Furmanite Corp.(b)	42,853
6,800	Furniture Brands International, Inc.(b)	28,900
6,000	FX Energy, Inc.(b)	15,960
2,510	G&K Services, Inc. - Class A	55,596
500	Gaiam, Inc. - Class A(b)	3,265
800	GAMCO Investors, Inc. - Class A	33,752
900	Gander Mountain Co.(b)	4,491
5,500	Gannett Co., Inc.	54,010
7,700	Gardner Denver, Inc.(b)	276,507
2,900	Gartner Group, Inc.(b)	53,998
3,912	GATX Corp.	106,328
5,000	Gaylord Entertainment Co.(b)	75,150
3,300	Genco Shipping & Trading Ltd.	65,637
500	GenCorp, Inc.(b)	3,720
3,100	General Cable Corp.(b)	96,534
11,363	General Communication, Inc. - Class A(b)	69,882
4,500	General Maritime Corp.	31,005
9,100	General Moly, Inc.(b)	20,020
3,800	Genesco, Inc.(b)	99,066
3,700	Genesee & Wyoming, Inc. - Class A(b)	107,337
92,200	Genomic Health, Inc.(b)	1,712,154
200	Genoptix, Inc.(b)	6,958
145,500	Gen-Probe, Inc.(b)	6,070,260
4,400	Gentex Corp.	70,444
13,824	Gentiva Health Services, Inc.(b)	331,776
8,500	Genworth Financial, Inc. - Class A(b)	90,270
6,500	Geo Group, Inc. (The)(b)	137,475
2,100	GeoEye, Inc.(b)	53,277
300	Geokinetics, Inc.(b)	4,824
2,500	GeoMet, Inc.(b)	4,700
1,408	Georesources, Inc.(b)	15,615
1,400	Gerber Scientific, Inc.(b)	6,468
72,800	Gerdau Ameristeel Corp.	495,179
340	German American Bancorp, Inc.	5,114
17,291	Geron Corp.(b)	105,648
4,400	GFI Group, Inc.	22,660
7,600	Gibraltar Industries, Inc.	82,232
3,200	G-III Apparel Group Ltd.(b)	51,232
4,600	Glacier Bancorp, Inc.	60,214
5,800	Glatfelter	61,306
1,600	Global Cash Access Holdings, Inc.(b)	10,128
4,900	Global Industries Ltd.(b)	35,721
1,038,045	Global Payments, Inc.	51,102,955
1,200	Globecomm Systems, Inc.(b)	8,112
4,500	GMX Resources, Inc.(b)	57,285
80,400	Golden Star Resources Ltd.(b)	250,402

Shares		Value

UNITED STATES (continued)
102,100	Goodrich Petroleum Corp.(b)	$2,620,907
1,493	Gorman-Rupp Co. (The)	36,862
1,400	GP Strategies Corp.(b)	9,856
1,400	Graco, Inc.	38,556
17,000	GrafTech International Ltd.(b)	229,500
750	Graham Corp.	10,628
5,600	Granite Construction, Inc.	159,936
32,700	Graphic Packaging Holding Co.(b)	74,883
7,400	Gray Television, Inc.(b)	12,950
100	Gray Television, Inc. - Class A(b)	181
6,500	Great Atlantic & Pacific Tea Co.(b)	64,415
3,300	Great Lakes Dredge & Dock
	Corp.	20,229
500	Great Plains Energy, Inc.	8,650
1,800	Great Southern Bancorp, Inc.	41,256
15,220	Great Wolf Resorts, Inc.(b)	50,835
8,200	Greatbatch, Inc.(b)	161,294
1,412	Green Bankshares, Inc.	5,846
7,047	Green Mountain Coffee Roasters, Inc.(b)	468,978
8,000	Greenbrier Cos., Inc.	71,040
2,500	Greenhill & Co., Inc.	215,575
1,080	Greif, Inc. - Class A	57,802
10,670	Griffon Corp.(b)	93,576
5,300	Group 1 Automotive, Inc.	134,726
5,100	GSI Commerce, Inc.(b)	96,747
800	GSI Technology, Inc.(b)	2,888
500	GTx, Inc.(b)	4,490
19,152	Guaranty Bancorp(b)	25,089
2,300	Guess?, Inc.	84,065
3,446	Gulf Island Fabrication, Inc.	65,888
3,400	Gulfmark Offshore, Inc.(b)	94,078
6,232	Gulfport Energy Corp.(b)	47,550
1,900	Gymboree Corp.(b)	80,883
1,100	H&E Equipment Services, Inc.(b)	11,660
2,600	Hackett Group, Inc. (The)(b)	8,112
2,500	Haemonetics Corp.(b)	128,750
307,288	Hain Celestial Group, Inc.(b)	5,389,832
4,996	Hallmark Financial Services(b)	38,319
10,200	Halozyme Therapeutics, Inc.(b)	61,812
4,278	Hancock Holding Co.	155,163
2,800	Hanesbrands, Inc.(b)	60,536
2,900	Hanger Orthopedic Group, Inc.(b)	40,136
4,768	Hanmi Financial Corp.(b)	7,295
4,600	Hanover Insurance Group, Inc. (The)	193,476
1,100	Hansen Natural Corp.(b)	39,765
3,500	Hardinge, Inc.	18,375
4,623	Harleysville Group, Inc.	144,839
12,314	Harleysville National Corp.	70,929
2,540	Harman International Industries, Inc.	95,529

64

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

UNITED STATES (continued)
10,900	Harmonic, Inc.(b)	$57,225
11,100	Harris Interactive, Inc.(b)	10,434
4,661	Harris Stratex Networks, Inc. - Class A(b)	29,364
4,200	Harsco Corp.	132,258
2,400	Harte-Hanks, Inc.	28,176
1,484	Harvard Bioscience, Inc.(b)	5,372
13,098	Harvest Natural Resources, Inc.(b)	71,908
2,600	Haverty Furniture Cos., Inc.(b)	31,486
6,230	Hawaiian Electric Industries, Inc.	111,206
15,300	Hawaiian Holdings, Inc.(b)	108,477
800	Hawk Corp. - Class A(b)	11,136
400	Haynes International, Inc.(b)	11,328
9,600	HB Fuller Co.	183,456
315,501	HCC Insurance Holdings, Inc.	8,326,071
5,800	Headwaters, Inc.(b)	23,896
5,200	Health Management Associates, Inc. - Class A(b)	31,720
8,100	Health Net, Inc.(b)	120,771
379,300	Healthcare Realty Trust, Inc. REIT	7,900,819
4,050	Healthcare Services Group, Inc.	79,988
2,000	Healthsouth Corp.(b)	29,220
4,000	Healthspring, Inc.(b)	57,320
7,208	HealthTronics, Inc.(b)	16,506
138,400	Healthways, Inc.(b)	2,225,472
16,533	Heartland Express, Inc.	224,849
900	Heartland Financial USA, Inc.	11,556
3,200	Heartland Payment Systems, Inc.	39,328
20,100	Hecla Mining Co.(b)	82,611
1,300	Heico Corp.	49,439
3,300	Heico Corp. - Class A	101,838
3,600	Heidrick & Struggles International, Inc.	98,496
5,300	Helix Energy Solutions Group, Inc.(b)	72,769
982,150	Henry Schein, Inc.(b)	51,886,984
6,900	Hercules Offshore, Inc.(b)	35,397
4,505	Heritage Commerce Corp.	11,893
3,300	Herman Miller, Inc.	50,985
5,200	Hersha Hospitality Trust	13,312
110,000	Hershey Co. (The)	4,156,900
13,600	Hertz Global Holdings, Inc.(b)	126,616
2,500	Hewitt Associates, Inc. - Class A(b)	88,800
3,200	Hexcel Corp.(b)	35,200
1,000	hhgregg, Inc.(b)	16,490
1,950	Hibbett Sports, Inc.(b)	36,543
3,000	Highwoods Properties, Inc.	82,560
6,400	Hill International, Inc.(b)	43,008
1,700	Hillenbrand, Inc.	33,966
1,700	Hill-Rom Holdings, Inc.	33,303
6,800	Hilltop Holdings, Inc.(b)	80,512
600	Hi-Tech Pharmacal Co., Inc.(b)	10,944

Shares		Value

UNITED STATES (continued)
2,000	Hittite Microwave Corp.(b)	$73,600
120,000	HJ Heinz Co.	4,828,800
4,000	HMS Holdings Corp.(b)	171,720
1,800	HNI Corp.	47,376
2,700	Holly Corp.	78,327
285,000	Hologic, Inc.(b)	4,212,300
7,236	Home Bancshares, Inc.	156,515
500	Home Diagnostics, Inc.(b)	3,125
2,215	Home Federal Bancorp, Inc.	25,583
200	Home Properties, Inc.	7,836
1,100	Hooker Furniture Corp.	14,091
3,200	Horace Mann Educators Corp.	39,776
2,125	Horizon Financial Corp.(b)	1,105
1,173	Horizon Lines, Inc. - Class A	6,158
3,500	Hornbeck Offshore Services, Inc.(b)	85,085
2,000	Horsehead Holding Corp.(b)	19,060
1,000	Hospitality Properties Trust	19,310
10,500	Hot Topic, Inc.(b)	80,850
800	Houston Wire & Cable Co.	9,672
300	HQ Sustainable Maritime Industries, Inc.(b)	2,271
1,800	HRPT Properties Trust	12,654
2,200	HSN, Inc.(b)	32,868
2,450	HUB Group, Inc. - Class A(b)	60,907
2,200	Hubbell, Inc. - Class B	93,566
5,000	Hudson Highland Group, Inc.(b)	16,200
1,900	Hughes Communications, Inc.(b)	44,308
5,800	Human Genome Sciences, Inc.(b)	108,402
49,800	Huntington Bancshares, Inc.	189,738
13,935	Huntsman Corp.	110,783
2,200	Hurco Cos., Inc.(b)	34,980
1,500	Huron Consulting Group, Inc.(b)	34,800
12,900	Hutchinson Technology, Inc.(b)	75,078
26,200	Hypercom Corp.(b)	74,670
4,000	i2 Technologies, Inc.(b)	62,960
10,750	IAC/InterActiveCorp(b)	203,605
2,514	Ibasis, Inc.(b)	5,656
1,500	IBERIABANK Corp.	64,965
600	ICF International, Inc.(b)	17,190
3,500	ICO, Inc.(b)	13,440
9,298	Iconix Brand Group, Inc.(b)	108,415
4,800	ICU Medical, Inc.(b)	168,000
5,900	IDACORP, Inc.	165,731
11,282	Idenix Pharmaceuticals, Inc.(b)	25,046
4,412	Idera Pharmaceuticals, Inc.(b)	23,560
415,101	IDEX Corp.	11,801,321
1,600	Idexx Laboratories, Inc.(b)	81,792
466	IDT Corp.(b)	1,617
2,966	IDT Corp. - Class B(b)	11,627
5,900	I-Flow Corp.(b)	74,458

65

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

UNITED STATES (continued)
19,100	iGate Corp.	$168,653
92,800	IHS, Inc. - Class A(b)	4,803,328
3,097	II-VI, Inc.(b)	81,978
5,200	Imation Corp.	45,864
1,700	Immersion Corp.(b)	6,239
137,600	Immucor, Inc.(b)	2,460,288
9,578	Immunogen, Inc.(b)	64,077
5,780	Immunomedics, Inc.(b)	20,577
2,100	Impax Laboratories, Inc.(b)	18,648
2,000	Imperial Sugar Co.	24,980
5,200	IMS Health, Inc.	85,228
8,264	Incyte Corp.(b)	48,675
800	Independence Holding Co.	4,440
4,800	Independent Bank Corp./MA	102,096
3,098	Independent Bank Corp./MI	3,656
9,600	Indevus Pharmaceuticals, Inc.(c)(d)	9,504
3,200	Infinera Corp.(b)	23,776
200	Infinity Pharmaceuticals, Inc.(b)	1,116
3,520	Infinity Property & Casuality Corp.	136,118
7,030	InfoGROUP, Inc.(b)	46,117
86,000	Informatica Corp.(b)	1,825,780
7,900	Infospace, Inc.(b)	67,703
1,712	Ingles Markets, Inc. - Class A	26,331
12,500	Ingram Micro, Inc. - Class A(b)	220,625
5,400	Inland Real Estate Corp.	46,332
2,500	Innerworkings, Inc.(b)	12,875
1,200	Innophos Holdings, Inc.	23,220
3,400	Innovative Solutions & Support, Inc.(b)	15,504
5,800	Insight Enterprises, Inc.(b)	61,016
10,019	Insituform Technologies, Inc. - Class A(b)	212,403
10,355	Inspire Pharmaceuticals, Inc.(b)	46,287
9,000	Insteel Industries, Inc.	100,080
1,000	Insulet Corp.(b)	11,100
2,517	Integra Bank Corp.	2,165
177,759	Integra LifeScience Holdings Corp.(b)	5,428,760
2,354	Integral Systems, Inc.(b)	19,774
8,500	Integrated Device Tech(b)	49,980
3,084	Integrated Electrical Services, Inc.(b)	20,293
6,153	Integrated Silicon Solutions, Inc.(b)	21,536
300	Integrys Energy Group, Inc.	10,380
5,653	Inter Parfums, Inc.	69,419
212,900	Interactive Data Corp.	5,599,270
1,400	Interactive Intelligence, Inc.(b)	23,478
8,502	InterDigital, Inc.(b)	174,801
6,890	Interface, Inc. - Class A	53,466
5,000	Interline Brands, Inc.(b)	73,000
6,500	Intermec, Inc.(b)	80,080
6,500	InterMune, Inc.(b)	78,520

Shares		Value

UNITED STATES (continued)
5,000	Internap Network Services Corp.(b)	$16,000
600	International Assets Holding Corp.(b)	10,794
6,040	International Bancshares Corp.	89,694
11,900	International Coal Group, Inc.(b)	48,671
1,700	International Flavors & Fragrances, Inc.	64,753
2,300	International Rectifier Corp.(b)	42,044
28,200	International Royalty Corp.	106,853
2,400	International Speedway Corp. - Class A	61,224
3,133	Internet Brands, Inc. - Class A(b)	23,310
8,400	Internet Capital Group, Inc.(b)	61,068
13,135	Interpublic Group of Cos., Inc.(b)	79,073
6,800	Intersil Corp. - Class A	85,340
4,100	Interstate Hotels & Resorts, Inc.(b)	4,715
2,100	Interval Leisure Group, Inc.(b)	23,436
1,500	Intervest Bancshares Corp. - Class A(b)	4,965
5,200	Intevac, Inc.(b)	53,040
1,600	Intrepid Potash, Inc.(b)	41,216
1,449	Introgen Therapeutics, Inc.(b)	25
9,000	Intuitive Surgical, Inc.(b)	2,217,150
3,800	Invacare Corp.	85,234
3,800	inVentiv Health, Inc.(b)	64,524
7,573	Inverness Medical Innovations, Inc.(b)	287,850
8,100	Investment Technology Group, Inc.(b)	174,717
7,828	Investors Bancorp, Inc.(b)	84,856
11,563	ION Geophysical Corp.(b)	44,286
2,400	Iowa Telecommunications Services, Inc.	28,248
200	IPC The Hospitalist Co, Inc.(b)	6,060
600	iPCS, Inc.(b)	14,322
1,600	IPG Photonics Corp.(b)	21,856
3,100	IRIS International, Inc.(b)	31,434
7,400	iRobot Corp.(b)	98,938
3,600	Irwin Financial Corp.(b)	119
1,800	Isilon Systems, Inc.(b)	9,450
10,035	Isis Pharmaceuticals, Inc.(b)	127,143
5,400	Isle of Capri Casinos, Inc.(b)	41,850
1,000	ITC Holdings Corp.	44,420
2,600	Itron, Inc.(b)	156,104
103,000	ITT Corp.	5,222,100
5,800	Ixia(b)	38,570
13,776	IXYS Corp.(b)	92,299
3,500	J & J Snack Foods Corp.	137,095
1,800	J Crew Group, Inc.(b)	73,404
4,400	j2 Global Communications, Inc.(b)	89,980
12,350	Jabil Circuit, Inc.	165,243

66

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

UNITED STATES (continued)
153,100	Jack Henry & Associates, Inc.	$3,532,017
6,086	Jack in the Box, Inc.(b)	114,173
3,900	Jackson Hewitt Tax Service, Inc.	19,149
5,200	Jaguar Mining, Inc.(b)	43,492
5,793	Jakks Pacific, Inc.(b)	82,434
500	James River Coal Co.(b)	9,495
3,500	Janus Capital Group, Inc.	45,920
1,095	Jarden Corp.	29,992
8,000	Javelin Pharmaceuticals, Inc.(b)	10,560
1,379,500	JC Penney Co., Inc.	45,702,835
3,900	JDA Software Group, Inc.(b)	77,376
8,100	JDS Uniphase Corp.(b)	45,279
26,200	JetBlue Airways Corp.(b)	129,952
500	JMP Group, Inc.	4,210
6,500	Jo-Ann Stores, Inc.(b)	173,030
200	John B. Sanfilippo & Son, Inc.(b)	2,744
900	John Bean Technologies Corp.	14,778
226,200	John Wiley & Sons, Inc. - Class A	7,966,764
1,581,688	Johnson Controls, Inc.	37,833,977
5,900	Jones Apparel Group, Inc.	105,551
2,800	Jones Lang LaSalle, Inc.	131,180
5,425	Jos. A. Bank Clothiers, Inc.(b)	222,316
2,223	Journal Communications, Inc. - Class A	7,914
151,100	K12, Inc.(b)	2,423,644
4,500	Kadant, Inc.(b)	58,005
2,300	Kaiser Aluminum Corp.	91,885
4,647	Kaman Corp.	96,007
9,200	Kansas City Southern(b)	222,916
100	Kapstone Paper and Packaging Corp.(b)	694
155,000	Kaydon Corp.	5,423,450
4,000	KB Home	56,720
1,033	KBR, Inc.	21,146
1,100	KBW, Inc.(b)	30,800
9,900	Kearny Financial Corp.	97,515
1,100	Keithley Instruments, Inc.	3,586
80,000	Kellogg Co.	4,123,200
3,800	Kelly Services, Inc. - Class A	42,104
19,377	Kemet Corp.(b)	24,221
2,700	Kendle International, Inc.(b)	45,576
5,700	Kenexa Corp.(b)	71,820
6,800	Kennametal, Inc.	160,208
2,700	Kenneth Cole Productions, Inc. - Class A	25,677
3,349	Kensey Nash Corp.(b)	80,075
8,413	Key Energy Services, Inc.(b)	61,499
4,600	Keynote Systems, Inc.(b)	47,012
1,200	K-Fed Bancorp.	10,716
7,725	Kforce, Inc.(b)	90,614
4,300	Kid Brands, Inc.(b)	21,371
300	Kilroy Realty Corp.	8,286

Shares		Value

UNITED STATES (continued)
6,000	Kimball International, Inc. - Class B	$45,000
5,900	Kindred Healthcare, Inc.(b)	86,730
2,500	Kinetic Concepts, Inc.(b)	82,975
22,170	King Pharmaceuticals, Inc.(b)	224,582
5,000	Kirby Corp.(b)	169,000
800	Kirkland’s, Inc.(b)	10,064
2,900	Kite Realty Group Trust	10,759
11,200	Knight Capital Group, Inc. - Class A(b)	188,720
9,550	Knight Transportation, Inc.	153,182
3,800	Knoll, Inc.	37,240
2,500	Knology, Inc.(b)	25,125
6,000	Knot, Inc. (The)(b)	64,020
20,958	Kopin Corp.(b)	93,054
400	Koppers Holdings, Inc.	10,448
6,100	Korn/Ferry International(b)	97,356
3,611	Kratos Defense & Security Solutions, Inc.(b)	39,288
11,800	Krispy Kreme Doughnuts, Inc.(b)	40,002
6,100	Kronos Worldwide, Inc.	81,557
3,800	K-Swiss, Inc. - Class A	31,008
9,437	Kulicke & Soffa Industries, Inc.(b)	43,882
1,900	KV Pharmaceutical Co. - Class A(b)	7,220
300	KV Pharmaceutical Co. - Class B(b)	1,281
900	KVH Industries, Inc.(b)	9,450
10,076	L-1 Indentity Solutions, Inc.(b)	59,549
3,500	LaBarge, Inc.(b)	38,850
52,000	Laboratory Corp. of America Holdings(b)	3,582,280
4,100	Laclede Group, Inc. (The)	125,911
3,233	Ladish Co., Inc.(b)	41,900
2,000	Lakeland Bancorp, Inc.	12,160
2,963	Lakeland Financial Corp.	60,949
2,000	Lakes Entertainment, Inc.(b)	4,920
2,800	Lamar Advertising Co. - Class A(b)	68,040
4,100	Lancaster Colony Corp.	199,178
156,129	Lance, Inc.	3,765,831
2,900	Landauer, Inc.	150,191
5,974	Landec Corp.(b)	39,070
700	Landry’s Restaurants, Inc.(b)	7,630
202,600	Landstar System, Inc.	7,139,624
1,200	Lannett Co., Inc.(b)	8,064
4,700	LaSalle Hotel Properties	80,652
11,403	Lattice Semiconductor Corp.(b)	21,780
26,300	Lawson Software, Inc.(b)	165,953
3,270	Layne Christensen Co.(b)	84,693
17,100	La-Z-Boy, Inc.	121,410
700	LB Foster Co. - Class A(b)	19,656
2,543	LCA-Vision, Inc.(b)	11,444
600	Leap Wireless International, Inc.(b)	7,932

67

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

UNITED STATES (continued)
8,400	Leapfrog Enterprises, Inc.(b)	$27,720
700	Learning Tree International, Inc.(b)	7,616
6,900	LECG Corp.(b)	23,805
3,700	Lee Enterprises, Inc.(b)	11,285
371	Legacy Bancorp, Inc.	3,547
9,600	Leggett & Platt, Inc.	185,568
1,200	Lender Processing Services, Inc.	47,760
13,100	Lennar Corp. - Class A	165,060
1,600	Lennar Corp. - Class B	15,472
2,800	Lennox International, Inc.	94,276
372,000	Lenovo Group Ltd.	211,675
14,300	Lexicon Pharmaceuticals, Inc.(b)	18,733
8,420	Lexington Realty Trust	35,280
4,000	Lexmark International, Inc. - Class A(b)	102,000
6,300	LHC Group, Inc.(b)	175,833
2,600	Libbey, Inc.(b)	13,910
7,717	Liberty Media Corp. - Capital, Series A(b)	159,665
2,248	Life Partners Holdings, Inc.	38,194
70,000	Life Technologies Corp.(b)	3,301,900
3,600	Life Time Fitness, Inc.(b)	77,580
3,000	Lifepoint Hospitals, Inc.(b)	84,990
1,291	Lifeway Foods, Inc.(b)	15,544
1,200	Ligand Pharmaceuticals, Inc., Class B(b)	2,040
3,900	Limelight Networks, Inc.(b)	13,611
5,430	Lin TV Corp. - Class A(b)	21,286
3,900	Lincare Holdings, Inc.(b)	122,499
4,964	Lincoln Educational Services Corp.(b)	98,386
1,457	Lincoln Electric Holdings, Inc.	69,120
1,400	Lindsay Corp.	45,962
7,831	Lionbridge Technologies(b)	16,367
3,533	Liquidity Services, Inc.(b)	33,987
1,200	Lithia Motors, Inc. - Class A(b)	10,008
3,900	Littelfuse, Inc.(b)	107,484
10,400	Live Nation, Inc.(b)	69,264
8,200	Liz Claiborne, Inc.	47,068
6,300	LKQ Corp.(b)	108,801
5,500	LMI Aerospace, Inc.(b)	59,235
589	LodgeNet Interactive Corp.(b)	2,857
12,200	Lodgian, Inc.(b)	21,472
2,500	LoJack Corp.(b)	10,550
1,300	LoopNet, Inc.(b)	11,349
4,124	Loral Space & Communications, Inc.(b)	108,956
14,100	Louisiana-Pacific Corp.(b)	74,025
3,500	LSB Industries, Inc.(b)	43,400
5,200	LSI Corp.(b)	26,624
10,598	LSI Industries, Inc.	74,080
12,379	LTX-Credence Corp.(b)	16,588
12,972	Luby’s, Inc.(b)	46,310

Shares		Value

UNITED STATES (continued)
1,600	Lufkin Industries, Inc.	$91,280
800	Lumber Liquidators, Inc.(b)	17,000
154,995	Luminex Corp.(b)	2,281,526
4,000	M&F Worldwide Corp.(b)	85,120
5,100	M/I Homes, Inc.(b)	56,967
1,365	Macatawa Bank Corp.(b)	2,621
200	Mac-Gray Corp.(b)	1,626
700	Mack-Cali Realty Corp. REIT	21,665
2,600	Magellan Health Services, Inc.(b)	83,538
5,840	Magma Design Automation, Inc.(b)	12,556
3,400	Maguire Properties, Inc.(b)	5,984
2,600	Maidenform Brands, Inc.(b)	36,608
9,256	MainSource Financial Group, Inc.	53,962
2,700	Manhattan Associates, Inc.(b)	61,965
7,600	Manitowoc Co., Inc. (The)	69,464
3,100	Mannatech, Inc.	10,540
2,700	MannKind Corp.(b)	14,094
2,600	Mantech International Corp - Class A(b)	114,036
300	MAP Pharmaceuticals, Inc.(b)	2,466
5,529	Marchex, Inc. - Class B	25,046
7,700	Marcus Corp.	90,090
7,700	Marine Products Corp.	37,345
3,400	MarineMax, Inc.(b)	23,154
10,300	Mariner Energy, Inc.(b)	131,222
690	Markel Corp.(b)	222,663
5,700	MarketAxess Holdings, Inc.(b)	67,716
2,545	Marlin Business Services Corp.(b)	17,077
16,300	Marshall & Ilsley Corp.	86,716
116,000	Martek Biosciences Corp.(b)	2,083,360
10,800	Marten Transport Ltd.(b)	189,432
4,400	Marvel Entertainment, Inc.(b)	219,868
151,300	Masimo Corp.(b)	4,020,041
5,400	Massey Energy Co.	157,086
7,400	MasTec, Inc.(b)	87,320
1,273	Mastech Holdings, Inc.(b)	6,340
4,100	Matrix Service Co.(b)	36,367
153,593	Matthews International Corp. - Class A	5,641,471
15,915	Mattson Technology, Inc.(b)	33,740
800	Maui Land & Pineapple Co., Inc.(b)	4,912
2,900	MAXIMUS, Inc.	134,154
4,300	Maxwell Technologies, Inc.(b)	77,099
13,389	Maxygen, Inc.(b)	74,711
5,386	MB Financial, Inc.	96,302
14,100	MBIA, Inc.(b)	57,246
2,056	MBT Financial Corp.	4,174
1,200	McClatchy Co. (The) - Class A	3,384
1,915,624	McCormick & Co., Inc.	67,065,996
2,857	McCormick & Schmick’s Seafood Restaurants, Inc.(b)	17,199

68

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

UNITED STATES (continued)
7,500	MCG Capital Corp.(b)	$29,925
4,700	Mcgrath Rentcorp	92,825
6,700	McMoRan Exploration Co.(b)	51,523
2,600	MDC Holdings, Inc.	84,812
4,211	MDRNA, Inc.(b)	4,379
6,300	Meadowbrook Insurance Group, Inc.	42,399
2,070	MeadWestvaco Corp.	47,258
900	Measurement Specialties, Inc.(b)	6,939
176,400	MedAssets, Inc.(b)	3,870,216
7,932	Medcath Corp.(b)	65,122
2,700	Media General, Inc. - Class A	22,383
7,487	Mediacom Communications Corp. - Class A(b)	35,788
5,600	Medical Action Industries, Inc.(b)	61,264
800	Medical Properties Trust, Inc. REIT	6,400
3,100	Medicines Co. (The)(b)	22,289
3,400	Medicis Pharmaceutical Corp. - Class A	71,978
5,900	Medivation, Inc.(b)	150,568
1,900	Mednax, Inc.(b)	98,648
1,800	MedQuist, Inc.	10,404
500	MEMSIC, Inc.(b)	1,700
7,300	Men’s Wearhouse, Inc.	169,141
15,900	Mentor Graphics Corp.(b)	116,070
1,700	Mercury Computer Systems, Inc.(b)	18,190
2,260	Mercury General Corp.	82,400
1,800	Meredith Corp.	48,708
181,751	Meridian Bioscience, Inc.	4,033,055
411	Meridian Interstate Bancorp, Inc.(b)	3,535
44,200	Meridian Resource Corp.(b)	14,144
7,900	Merit Medical Systems, Inc.(b)	134,142
2,600	Meritage Homes Corp.(b)	47,424
6,700	Mesa Air Group, Inc.(b)	1,112
900	Metabolix, Inc.(b)	9,126
1,600	Metalico, Inc.(b)	6,464
5,414	Methode Electronics, Inc.	39,252
91,000	Mettler-Toledo International, Inc.(b)	8,872,500
2,600	MGE Energy, Inc.	91,052
1,400	MGIC Investment Corp.(b)	6,034
300	MGP Ingredients, Inc.(b)	1,302
2,200	Michael Baker Corp.(b)	78,540
5,950	Micrel, Inc.	44,446
1,500	Micromet, Inc.(b)	7,665
3,400	Micros Systems, Inc.(b)	91,528
2,200	Microsemi Corp.(b)	29,282
200	MicroStrategy, Inc. - Class A(b)	17,454
12,600	Microtune, Inc.(b)	21,546
1,276	Microvision, Inc.(b)	4,734
1,000	Micrus Endovascular Corp.(b)	11,820

Shares		Value

UNITED STATES (continued)
1,600	Mid-America Apartment Communities, Inc.	$70,112
1,000	Midas, Inc.(b)	8,060
1,087	Middleby Corp.(b)	49,252
900	Middlesex Water Co.	13,851
3,580	Midwest Banc Holdings, Inc.(b)	1,790
1,415	Miller Industries, Inc.(b)	14,221
27,000	Millipore Corp.(b)	1,809,270
4,400	Mine Safety Appliances Co.	112,156
103,750	Minera Andes, Inc.(b)	61,365
2,300	Minerals Technologies, Inc.	113,298
7,357	MIPS Technologies, Inc.(b)	29,060
12,300	Mirant Corp.(b)	171,954
1,600	Mission West Properties	10,640
10,081	MKS Instruments, Inc.(b)	157,667
7,400	Mobile Mini, Inc.(b)	107,300
3,800	Modine Manufacturing Co.	39,140
3,400	ModusLink Global Solutions, Inc.(b)	27,948
5,300	Mohawk Industries, Inc.(b)	226,999
4,800	Molex, Inc. - Class A	79,440
5,200	Molina Healthcare, Inc.(b)	97,344
65,000	Molson Coors Brewing Co. - Class B	3,183,050
400	Momenta Pharmaceuticals, Inc.(b)	3,648
5,500	Monaco Coach Corp.(b)	54
4,400	Monarch Casino & Resort, Inc.(b)	30,536
3,200	MoneyGram International, Inc.(b)	9,568
400	Monmouth REIT - Class A	2,716
2,011	Monolithic Power Systems, Inc.(b)	40,200
500	Monotype Imaging Holdings, Inc.(b)	3,760
3,546	Monro Muffler, Inc.	109,891
4,500	Monster Worldwide, Inc.(b)	65,340
5,600	Moog, Inc. - Class A.(b)	139,832
2,000	Morgans Hotel Group Co.(b)	6,640
192,289	Morningstar, Inc.(b)	9,810,585
3,600	Morton’s Restaurant Group, Inc.(b)	13,464
4,900	MoSys, Inc.(b)	11,564
3,218	Movado Group, Inc.	33,725
28,100	Move, Inc.(b)	57,605
677	Movie Gallery, Inc.(b)(c)(d)	0
19,900	MPS Group, Inc.(b)	269,048
25,329	MRV Communications, Inc.(b)	18,743
1,200	MSC Industrial Direct Co. - Class A	51,660
2,337	MSCI, Inc. - Class A(b)	71,045
5,300	MTR Gaming Group, Inc.(b)	11,501
1,100	MTS Systems Corp.	29,150
5,200	Mueller Industries, Inc.	123,032
13,353	Mueller Water Products, Inc. - Class A	59,821

69

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

UNITED STATES (continued)
1,300	Multi-Fineline Electronix, Inc.(b)	$35,425
12,993	Multimedia Games, Inc.(b)	63,796
1,200	MWI Veterinary Supply, Inc.(b)	42,480
6,700	Myers Industries, Inc.	58,759
800	MYR Group, Inc.(b)	13,744
9,600	Nabi Biopharmaceuticals(b)	31,200
785	NACCO Industries, Inc. - Class A	46,786
3,000	Nalco Holding Co.	63,450
3,500	Nanometrics, Inc.(b)	28,700
6,800	Nara Bancorp, Inc.	50,048
1,900	Nash Finch Co.	55,062
2,200	NATCO Group, Inc. - Class A(b)	95,876
16,020	National Beverage Corp.(b)	175,419
1,100	National CineMedia, Inc.	17,600
4,400	National Financial Partners Corp.(b)	35,860
1,600	National Healthcare Corp.	57,552
297,300	National Instruments Corp.	7,937,910
109,300	National Interstate Corp.(d)	1,979,423
10,386	National Penn Bancshares, Inc.	58,369
200	National Presto Industries, Inc.	17,386
6,472	National Retail Properties, Inc.	125,427
3,100	National Semiconductor Corp.	40,114
6,000	Natural Gas Services Group, Inc. (b)	101,220
6,943	Natus Medical, Inc.(b)	96,438
3,500	Nautilus, Inc.(b)	6,265
8,500	Navigant Consulting, Inc.(b)	121,040
127,124	Navigators Group, Inc.(b)(d)	6,746,471
1,900	Navistar International Corp.(b)	62,966
6,000	NBT Bancorp, Inc.	130,800
8,800	NBTY, Inc.(b)	320,408
4,300	NCI Building Systems, Inc.(b)	8,428
1,700	NCI, Inc. - Class A(b)	45,747
3,700	NCR Corp.(b)	37,555
900	Neenah Paper, Inc.	9,315
2,000	Nektar Therapeutics(b)	16,240
4,700	Nelnet, Inc. - Class A(b)	65,941
2,783	Neogen Corp.(b)	88,221
2,115,746	NetApp, Inc.(b)	57,230,929
1,700	NetFlix, Inc.(b)	90,865
5,229	Netgear, Inc.(b)	95,325
1,400	Netlogic Microsystems, Inc.(b)	53,214
12,000	Netscout Systems, Inc.(b)	147,480
126,600	NetSuite, Inc.(b)	1,768,602
9,600	Network Equipment Technologies, Inc.(b)	31,680
9,600	Neurogen Corp.(b)	1,584
152,200	NeuStar, Inc. - Class A(b)	3,515,820
700	Neutral Tandem, Inc.(b)	14,763
7,200	New Jersey Resources Corp.	253,440
3,600	New York & Co., Inc.(b)	15,840

Shares		Value

UNITED STATES (continued)
2,800	New York Times Co. (The) - Class A	$22,316
15,700	NewAlliance Bancshares, Inc.	173,956
1,090	Newell Rubbermaid, Inc.	15,816
1,100	NewMarket Corp.	102,850
18,777	Newpark Resources, Inc.(b)	56,519
8,760	Newport Corp.(b)	65,174
6,800	Nextwave Wireless, Inc.(b)	3,944
262,533	NIC, Inc.	2,299,789
5,400	Nicor, Inc.	200,232
100	Nighthawk Radiology Holdings, Inc.(b)	599
14,600	NL Industries, Inc.	90,520
2,440	NN, Inc.(b)	10,858
3,800	Nordson Corp.	200,526
85,000	Northern Trust Corp.	4,271,250
1,900	Northfield Bancorp, Inc.	23,617
6,398	Northwest Bancorp, Inc.	140,756
2,700	Northwest Natural Gas Co.	112,887
2,200	Northwest Pipe Co.(b)	66,220
3,065	NorthWestern Corp.	74,020
7,300	Novatel Wireless, Inc.(b)	65,116
7,201	Novavax, Inc.(b)	27,652
23,200	Novell, Inc.(b)	94,888
4,200	Novellus Systems, Inc.(b)	86,436
5,006	NPS Pharmaceuticals, Inc.(b)	15,869
500	NTELOS Holdings Corp.	7,550
6,500	Nu Skin Enterprises, Inc. - Class A	147,940
300	Nutraceutical International Corp.(b)	3,264
2,050	NutriSystem, Inc.	44,116
53,850	NuVasive, Inc.(b)	1,954,216
3,000	NxStage Medical, Inc.(b)	16,740
1,200	Oceaneering International, Inc.(b)	61,320
2,207	OceanFirst Financial Corp.	20,966
3,900	O’Charleys, Inc.(b)	27,339
14,700	Ocwen Financial Corp.(b)	160,671
11,900	Odyssey HealthCare, Inc.(b)	165,886
14,300	Office Depot, Inc.(b)	86,515
1,600	Officemax, Inc.(b)	18,288
9,400	Oil States International, Inc.(b)	323,736
4,000	Old Dominion Freight Line, Inc.(b)	103,960
8,900	Old National Bancorp.	92,293
22,300	Old Republic International Corp.	238,164
4,800	Old Second Bancorp, Inc.	25,680
9,900	Olin Corp.	151,173
1,000	Olympic Steel, Inc.	25,300
3,800	OM Group, Inc.(b)	102,676
5,200	Omega Healthcare Investors, Inc.	78,832
6,100	Omega Protein Corp.(b)	25,376
1,700	Omnicare, Inc.	36,839

70

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

UNITED STATES (continued)
5,500	Omnicell, Inc.(b)	$54,120
1,655,500	Omnicom Group, Inc.	56,750,540
6,300	Omnivision Technologies, Inc.(b)	77,238
9,400	Omnova Solutions, Inc.(b)	60,254
4,600	On Assignment, Inc.(b)	27,784
48,525	ON Semiconductor Corp.(b)	324,632
675	One Liberty Properties, Inc.	5,650
301	OneBeacon Insurance Group Ltd. - Class A	3,588
7,300	Online Resources Corp.(b)	38,325
3,100	Onyx Pharmacueticals, Inc.(b)	82,460
13,916	Openwave Systems, Inc.(b)	31,589
4,307	Opko Health, Inc.(b)	9,346
4,300	Oplink Communications, Inc.(b)	63,769
3,900	Opnet Technologies, Inc.	42,510
2,100	Opnext, Inc.(b)	5,166
300	Optimer Pharmaceuticals, Inc.(b)	3,468
1,400	optionsXpress Holdings, Inc.	21,882
16,565	OraSure Technologies, Inc.(b)	54,002
5,000	Orbital Sciences Corp.(b)	64,400
1,302	Orbitz Worldwide, Inc.(b)	6,809
1,100	Orexigen Therapeutics, Inc.(b)	7,106
700	Orion Marine Group, Inc.(b)	13,328
700	Oritani Financial Corp.	8,967
1,200	Ormat Technologies, Inc.	45,360
13,200	Orthovita, Inc.(b)	46,200
2,600	Oshkosh Corp.	81,276
3,400	OSI Pharmaceuticals, Inc.(b)	109,548
4,500	OSI Systems, Inc.(b)	88,335
300	Osiris Therapeutics, Inc.(b)	1,905
10,700	OTIX Global, Inc.(b)	9,202
2,761	Otter Tail Corp.	64,221
1,000	Outdoor Channel Holdings, Inc.(b)	6,920
2,300	Overseas Shipholding Group, Inc.	90,275
1,900	Overstock.com, Inc.(b)	26,600
1,700	Owens & Minor, Inc.	69,513
10,600	Owens Corning, Inc.(b)	234,366
2,929	Oxford Industries, Inc.	56,676
800	OYO Geospace Corp.(b)	21,000
2,700	P.F. Chang’s China Bistro, Inc.(b)	78,813
5,786	Pacific Capital Bancorp.	7,464
300	Pacific Continental Corp.	3,270
5,000	Pacific Sunwear of California(b)	30,200
4,000	Packaging Corp. of America	73,120
3,100	Pactiv Corp.(b)	71,579
3,070	PacWest Bancorp.	52,129
4,500	PAETEC Holding Corp.(b)	14,580
11,900	Pain Therapeutics, Inc.(b)	60,333
90,000	Pall Corp.	2,856,600
11,344	Palm Harbor Homes, Inc.(b)	25,070

Shares		Value

UNITED STATES (continued)
19,600	Palm, Inc.(b)	$227,556
1,994	Palomar Medical Technologies, Inc.(b)	20,259
29,600	Panera Bread Co. - Class A(b)	1,775,408
500	Panhandle Oil and Gas, Inc. - Class A	9,830
5,800	Pantry, Inc. (The)(b)	81,838
2,400	Papa John’s International, Inc.(b)	54,000
2,100	Par Pharmaceutical Cos., Inc.(b)	44,037
300	PAR Technology Corp.(b)	1,635
5,200	Parametric Technology(b)	77,532
9,000	Parexel International Corp.(b)	112,680
7,600	Park Electrochemical Corp.	170,848
1,900	Park National Corp.	110,352
18,237	Parker Drilling Co.(b)	94,832
43,000	Parker Hannifin Corp.	2,277,280
3,500	Parkervision, Inc.(b)	9,695
1,313	Park-Ohio Holdings Corp.(b)	8,167
1,100	Parkway Properties, Inc.	19,415
3,700	Patriot Coal Corp.(b)	41,810
4,400	Patterson Cos., Inc.(b)	112,332
12,400	Patterson-UTI Energy, Inc.	193,192
100,000	Paychex, Inc.	2,841,000
6,897	PC Connection, Inc.(b)	40,554
1,400	PC Mall, Inc.(b)	9,926
4,814	PC-Tel, Inc.(b)	28,210
13,980	PDF Solutions, Inc.(b)	49,489
1,616	PDI, Inc.(b)	8,112
6,200	PDL BioPharma, Inc.	52,142
945	Peapack Gladstone Financial Corp.	12,455
4,042	Peet’s Coffee & Tea, Inc.(b)	137,428
7,100	Pegasystems, Inc.	203,557
1,700	Penford Corp.	10,030
6,700	Penn National Gaming, Inc.(b)	168,371
4,600	Penn Virginia Corp.	93,150
3,400	Pennsylvania Real Estate Investment Trust	24,922
15,400	Penske Auto Group, Inc.	241,164
1,700	Penson Worldwide, Inc.(b)	16,575
6,200	Pentair, Inc.	180,420
1,400	Penwest Pharmaceuticals Co.(b)	3,024
871	Peoples Bancorp, Inc.	9,355
4,900	PEP Boys - Manny Moe & Jack	42,973
3,700	Perficient, Inc.(b)	30,118
9,090	Pericom Semiconductor Corp.(b)	85,537
8,600	PerkinElmer, Inc.	160,046
8,800	Perot Systems Corp. - Class A(b)	263,472
2,800	Perrigo Co.	104,132
2,916	Perry Ellis International, Inc.(b)	39,862
1,900	Pervasive Software, Inc.(b)	9,310
7,800	PetMed Express, Inc.	122,382

71

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

UNITED STATES (continued)
55,000	PetroHawk Energy Corp.(b)	$1,293,600
3,643	Petroleum Development Corp.(b)	60,838
23,900	Petroquest Energy, Inc.(b)	146,507
3,800	PetSmart, Inc.	89,414
2,700	PFF Bancorp, Inc.(b)	32
1,181	PGT, Inc.(b)	2,917
800	Pharmaceutical Product Development, Inc.	17,240
600	Pharmasset, Inc.(b)	11,268
2,159	PharMerica Corp.(b)	33,313
1,500	Phase Forward, Inc.(b)	19,665
8,500	PHH Corp.(b)	137,360
5,900	PHI, Inc. - Non Voting(b)	101,362
200	PHI, Inc. - Voting(b)	3,620
3,070	Phillips-Van Heusen Corp.	123,260
14,400	Phoenix Cos., Inc. (The)(b)	45,792
8,617	Phoenix Technologies Ltd.(b)	20,164
10,872	Photronics, Inc.(b)	45,445
3,500	Pico Holdings, Inc.(b)	118,790
5,400	Piedmont Natural Gas Co.	125,712
43,700	Pier 1 Imports, Inc.(b)	153,824
3,100	Pike Electric Corp.(b)	38,905
7,400	Pinnacle Airlines Corp.(b)	44,622
8,300	Pinnacle Entertainment, Inc.(b)	70,135
5,000	Pinnacle Financial Partners, Inc.(b)	63,500
4,100	Pioneer Drilling Co.(b)	27,429
66,000	Pioneer Natural Resources Co.	2,713,260
1,200	Piper Jaffray Cos.(b)	55,668
266,800	Plains Exploration & Production Co.(b)	7,070,200
6,400	Plantronics, Inc.	154,304
14,000	Playboy Enterprises, Inc. - Class B(b)	42,980
4,200	Plexus Corp.(b)	106,260
43,300	Plug Power, Inc.(b)	37,238
2,300	PLX Technology, Inc.(b)	7,222
7,384	PMA Capital Corp. - Class A(b)	35,296
23,200	PMC - Sierra, Inc.(b)	197,664
2,400	PMI Group, Inc. (The)	5,808
4,900	PNM Resources, Inc.	52,528
3,176	Polaris Industries, Inc.	133,614
2,900	Polycom, Inc.(b)	62,263
20,500	PolyOne Corp.(b)	114,390
4,100	Polypore International, Inc.(b)	44,936
1,300	Poniard Pharmaceuticals, Inc.(b)	8,515
1,100	Pool Corp.	21,538
2,900	Portfolio Recovery Associates, Inc.(b)	133,806
1,000	Portland General Electric Co.	18,590
5,400	Post Properties, Inc.	89,046
3,301	Powell Industries, Inc.(b)	121,411
400	Power Integrations, Inc.	12,480

Shares		Value

UNITED STATES (continued)
1,900	PowerSecure International, Inc.(b)	$15,808
13,030	Powerwave Technologies, Inc.(b)	16,288
5,317	Pozen, Inc.(b)	30,201
1,215	Preferred Bank Los Angeles	3,074
5,700	Premiere Global Services, Inc.(b)	42,579
1,700	Pre-Paid Legal Services, Inc.(b)	67,218
5,520	Presidential Life Corp.	51,502
18,104	Presstek, Inc.(b)	30,777
4,200	Prestige Brands Holdings, Inc.(b)	28,392
3,200	Pricesmart, Inc.	61,760
6,648	Princeton Review, Inc.(b)	30,448
1,804	PrivateBancorp, Inc.	16,471
4,300	ProAssurance Corp.(b)	216,204
3,886	Progenics Pharmaceuticals, Inc.(b)	16,282
4,900	Progress Software Corp.(b)	113,190
663	Progressive Gaming International Corp.(b)	13
6,400	Prosperity Bancshares, Inc.	229,056
5,650	Protection One, Inc.(b)	30,397
7,300	Protective Life Corp.	140,525
5,726	Providence Service Corp. (The)(b)	71,346
700	Provident Financial Holdings, Inc.	4,900
8,600	Provident Financial Services, Inc.	92,450
16,243	Provident New York Bancorp.	138,553
3,000	PS Business Parks, Inc.	146,910
9,332	PSS World Medical, Inc.(b)	188,693
4,400	Psychiatric Solutions, Inc.(b)	90,816
2,389	QAD, Inc.	10,894
3,090	QC Holdings, Inc.	16,068
3,900	QLogic Corp.(b)	68,406
3,600	Quaker Chemical Corp.	74,160
2,100	Quality Systems, Inc.	128,142
4,900	Quanex Building Products Corp.	72,863
42,500	Quantum Corp.(b)	78,625
5,750	Quest Resource Corp.(b)	3,105
17,800	Quest Software, Inc.(b)	298,506
10,300	Questcor Pharmaceuticals, Inc.(b)	46,762
5,600	Quicksilver Resources, Inc.(b)	68,320
2,664	Quidel Corp.(b)	38,095
15,800	Quiksilver, Inc.(b)	31,442
2,200	Radian Group, Inc.	12,738
5,400	Radiant Systems, Inc.(b)	53,136
1,200	Radio One, Inc. - Class A(b)	2,472
1,430	Radio One, Inc. - Class D(b)	2,531
5,700	Radioshack Corp.	96,273
6,000	Radisys Corp.(b)	51,060
102,400	Ralcorp Holdings, Inc.	5,498,880

72

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

UNITED STATES (continued)
3,300	Rambus, Inc.(b)	$52,800
1,800	Ramco-Gershenson Properties	15,912
3,480	Raven Industries, Inc.	85,956
6,300	Raymond James Financial, Inc.	148,743
152,200	RBC Bearings, Inc.(b)	3,273,822
6,539	RC2 Corp.(b)	85,399
700	RCN Corp.(b)	5,838
18,353	RealNetworks, Inc.(b)	65,520
1,100	Realty Income Corp. REIT	25,498
4,398	Red Robin Gourmet Burgers, Inc.(b)	73,491
1,575	Reddy Ice Holdings, Inc.(b)	6,221
2,600	Regal Entertainment Group - Class A	32,786
5,000	Regal-Beloit Corp.	234,400
12,490	Regeneron Pharmaceuticals, Inc.(b)	196,093
5,600	Regis Corp.	90,944
3,500	RehabCare Group, Inc.(b)	65,625
3,850	Reinsurance Group of America, Inc.	177,485
4,180	Reliance Steel & Aluminum Co.	152,486
5,193	Renaissance Learning, Inc.	47,152
5,222	Renasant Corp.	76,450
10,524	Rent-A-Center, Inc.(b)	193,221
14,700	Rentech, Inc.(b)	18,375
9,400	Republic Airways Holdings, Inc.(b)	75,294
1,200	Republic Bancorp, Inc. - Class A	22,068
80,000	Republic Services, Inc.	2,072,800
5,599	Res-Care, Inc.(b)	67,356
72,000	ResMed, Inc.(b)	3,543,120
3,000	Resource America, Inc. - Class A	11,580
4,300	Resources Connection, Inc.(b)	74,261
8,100	Retail Ventures, Inc.(b)	51,921
5,087	Revlon, Inc. - Class A(b)	42,883
3,000	Rex Energy Corp.(b)	24,270
56,149	RF Micro Devices, Inc.(b)	223,473
6,300	Rigel Pharmaceuticals, Inc.(b)	40,383
6,300	RightNow Technologies, Inc.(b)	96,138
2,900	Rimage Corp.(b)	53,360
1,500	Riskmetrics Group, Inc.(b)	22,035
2,200	Riverbed Technology, Inc.(b)	45,078
4,800	RLI Corp.	240,000
6,200	Robbins & Myers, Inc.	143,840
5,500	Rock-Tenn Co. - Class A	240,900
1,726	Rockville Financial, Inc.	17,864
2,900	Rockwood Holdings, Inc.(b)	57,652
3,000	Rofin-Sinar Technologies, Inc.(b)	64,350
3,300	Rogers Corp.(b)	85,635
8,850	Rollins, Inc.	160,008
1,300	Roma Financial Corp.	16,107
105,000	Roper Industries, Inc.	5,307,750

Shares		Value

UNITED STATES (continued)
3,200	Rosetta Resources, Inc.(b)	$43,296
4,400	Rovi Corp.(b)	121,220
10,200	Rowan Cos, Inc.	237,150
1,500	Royal Caribbean Cruises Ltd.(b)	30,345
4,000	Royal Gold, Inc.	176,680
17,550	RPC, Inc.	164,092
5,900	RPM International, Inc.	103,958
1,300	RR Donnelley & Sons Co.	26,104
29,200	RRI Energy, Inc.(b)	153,884
4,300	RSC Holdings, Inc.(b)	28,982
12,859	RTI Biologics, Inc.(b)	50,407
4,343	RTI International Metals, Inc.(b)	89,944
800	Rubicon Technology, Inc.(b)	12,096
4,500	Ruby Tuesday, Inc.(b)	29,970
183,600	Ruddick Corp.	4,905,792
7,900	Rudolph Technologies, Inc.(b)	50,086
6,900	Rush Enterprises, Inc. - Class A(b)	75,348
5,300	Ryder System, Inc.	214,915
3,200	Ryland Group, Inc.	59,360
3,100	S & T Bancorp, Inc.	48,825
15,536	S1 Corp.(b)	93,216
2,350	Safeguard Scientifics, Inc.(b)	22,889
8,000	Safety Insurance Group, Inc.	267,760
200,000	Safeway, Inc.	4,466,000
1,300	Saga Communications, Inc. - Class A(b)	16,575
3,400	Saia, Inc.(b)	49,844
8,400	Saks, Inc.(b)	47,124
4,505	Salem Communications Corp. - Class A(b)	13,830
45,000	Salesforce.com, Inc.(b)	2,553,750
5,304	Salix Pharmaceuticals Ltd.(b)	97,541
14,700	Sally Beauty Holdings, Inc.(b)	99,225
3,501	Sanders Morris Harris Group, Inc.	20,341
2,300	Sanderson Farms, Inc.	84,157
431,200	SandRidge Energy, Inc.(b)	4,411,176
5,999	Sandy Spring Bancorp, Inc.	69,348
8,200	Sangamo Biosciences, Inc.(b)	43,624
1,600	Sanmina-SCI Corp.(b)	10,272
6,000	Santarus, Inc.(b)	18,540
12,700	Sapient Corp.(b)	103,378
4,800	Sauer-Danfoss, Inc.	34,560
1,400	Saul Centers, Inc.	43,064
10,200	Savient Pharmaceuticals, Inc.(b)	128,520
1,200	SAVVIS, Inc.(b)	17,748
4,600	SBA Communications Corp. - Class A(b)	129,766
2,900	Scansource, Inc.(b)	73,631
700	SCBT Financial Corp.	18,109
97,280	Schawk, Inc.	955,290
1,400	Schnitzer Steel Industries, Inc. - Class A	60,536

73

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

UNITED STATES (continued)
6,500	Scholastic Corp.	$161,655
2,600	School Specialty, Inc.(b)	57,850
6,001	Schulman (A.), Inc.	104,237
7,776	Schweitzer-Mauduit International, Inc.	401,630
615	Sciclone Pharmaceuticals, Inc.(b)	1,513
3,900	Scientific Games Corp. - Class A(b)	54,873
1,900	Scotts Miracle-Gro Co. (The) - Class A	77,178
1,300	SeaBright Insurance Holdings, Inc.(b)	14,534
7,800	Seachange International, Inc.(b)	52,806
3,200	Seacoast Banking Corp. of Florida	4,768
1,800	SEACOR Holdings, Inc.(b)	146,286
9,900	Sealed Air Corp.	190,377
7,616	Seattle Genetics, Inc.(b)	69,153
3,514,800	SEI Investments Co.	61,403,556
4,500	Select Comfort Corp.(b)	24,615
8,400	Selective Insurance Group	128,688
7,400	Semitool, Inc.(b)	52,244
6,800	Semtech Corp.(b)	105,196
200	Seneca Foods Corp. - Class A(b)	5,538
1,200	Senior Housing Properties Trust REIT	23,136
2,060	Senomyx, Inc.(b)	7,910
306,300	Sensient Technologies Corp.	7,746,327
9,200	Sequenom, Inc.(b)	25,392
21,700	Service Corp. International	149,079
3,400	Shaw Group, Inc. (The)(b)	87,244
4,200	Shenandoah Telecommunications Co.	70,098
370,036	Sherwin-Williams Co. (The)	21,106,853
4,200	Shiloh Industries, Inc.(b)	18,900
3,300	Shoe Carnival, Inc.(b)	49,533
1,200	ShoreTel, Inc.(b)	7,884
1,200	Shuffle Master, Inc.(b)	9,372
800	Shutterfly, Inc.(b)	11,280
800	Sierra Bancorp.	6,984
3,185	Sigma Designs, Inc.(b)	38,252
5,325	Signature Bank(b)	168,057
6,400	Silgan Holdings, Inc.	344,000
5,800	Silicon Graphics International Corp.(b)	34,568
30,458	Silicon Image, Inc.(b)	64,266
2,000	Silicon Laboratories, Inc.(b)	83,800
23,420	Silicon Storage Technology, Inc.(b)	47,543
5,036	Simmons First National Corp. - Class A	147,353
7,850	Simpson Manufacturing Co., Inc.	183,612

Shares		Value

UNITED STATES (continued)
7,253	Sinclair Broadcast Group, Inc. - Class A	$28,577
3,100	Sirona Dental Systems, Inc.(b)	83,421
15,400	SIRVA, Inc.(b)(c)(d)	5
2,800	SJW Corp.	60,956
4,600	Skechers U.S.A., Inc. - Class A(b)	100,372
500	Skilled Healthcare Group, Inc. - Class A(b)	4,020
1,600	Skyline Corp.	27,984
9,380	Skywest, Inc.	131,039
27,900	Skyworks Solutions, Inc.(b)	290,997
600	SL Green Realty Corp. REIT	23,256
328,200	Smart Balance, Inc.(b)	1,732,896
1,700	SMART Modular Technologies WWH, Inc.(b)	6,902
4,700	Smith & Wesson Holding Corp.(b)	20,069
86,000	Smith International, Inc.	2,384,780
2,000	Smith Micro Software, Inc.(b)	18,160
13,300	Smithfield Foods, Inc.(b)	177,422
900	Smithtown Bancorp, Inc.	9,315
4,260	Snap-On, Inc.	155,618
101,500	Solera Holdings, Inc.	3,270,330
3,108	Solutia, Inc.(b)	34,188
1,000	Somanetics Corp.(b)	14,950
1,900	Somaxon Pharmaceuticals, Inc.(b)	3,838
5,900	Sonic Automotive, Inc. - Class A	52,746
4,200	Sonic Corp.(b)	39,270
9,100	Sonic Solutions, Inc.(b)	44,226
19,944	SonicWALL, Inc.(b)	158,355
3,500	Sonoco Products Co.	93,625
104,300	SonoSite, Inc.(b)	2,585,597
20,756	Sonus Networks, Inc.(b)	39,852
5,300	Sotheby’s	84,058
600	Sourcefire, Inc.(b)	12,180
6,600	SourceForge, Inc.(b)	7,656
4,400	South Jersey Industries, Inc.	155,276
1,300	Southern Union Co.	25,441
4,085	Southside Bancshares, Inc.	84,927
3,800	Southwest Bancorp, Inc.	37,392
4,200	Southwest Gas Corp.	104,958
5,115	Southwest Water Co.	28,491
1,800	Sovran Self Storage, Inc.	54,180
2,800	Spanish Broadcasting System, Inc. - Class A(b)	2,072
4,275	Spartan Motors, Inc.	21,332
7,600	Spartan Stores, Inc.	107,616
6,300	Spartech Corp.	60,291
5,400	Spectranetics Corp.(b)	30,780
1,100	Spectrum Control, Inc.(b)	9,295
5,870	Speedway Motorsports, Inc.	79,480
13,801	Spherion Corp.(b)	68,315
6,700	Spirit Aerosystems Holdings, Inc. - Class A(b)	106,664

74

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

UNITED STATES (continued)
1,000	Sport Supply Group, Inc.	$10,320
3,100	SPX Corp.	163,618
4,600	SRA International, Inc. - Class A(b)	86,296
1,900	St. Joe Co. (The)(b)	45,486
100,000	St. Jude Medical, Inc.(b)	3,408,000
7,100	St. Mary Land & Exploration Co.	242,110
5,100	Stage Stores, Inc.	60,180
2,186	Stamps.com, Inc.(b)	21,947
2,800	StanCorp Financial Group, Inc.	102,788
2,800	Standard Microsystems Corp.(b)	53,928
1,000	Standard Motor Products, Inc.	8,360
7,900	Standard Pacific Corp.(b)	23,700
3,363	Standard Parking Corp.(b)	59,189
5,414	Standard Register Co. (The)	25,825
4,600	Standex International Corp.	80,868
300	Stanley Furniture Co., Inc.	2,358
5,365	Stanley Works (The)	242,659
600	Stanley, Inc.(b)	16,950
1,200	Star Scientific, Inc.(b)	1,008
1,500	Starent Networks Corp.(b)	50,610
400	StarTek, Inc.(b)	2,320
5,550	State Auto Financial Corp.	90,243
1,281	State Bancorp, Inc.	9,787
1,900	Steak N Shake Co. (The)(b)	22,135
13,700	STEC, Inc.(b)	292,084
5,600	Steel Dynamics, Inc.	74,984
7,000	Steelcase, Inc. - Class A	40,390
5,400	Stein Mart, Inc.(b)	51,300
2,000	Steinway Musical Instruments(b)	23,440
1,224	StellarOne Corp.	12,987
3,500	Stepan Co.	200,340
5,205	Stereotaxis, Inc.(b)	18,790
45,000	Stericycle, Inc.(b)	2,356,650
1,700	STERIS Corp.	49,742
6,300	Sterling Bancorp.	42,399
13,996	Sterling Bancshares, Inc.	77,958
1,200	Sterling Construction Co., Inc.(b)	19,356
6,389	Sterling Financial Corp.(b)	5,111
4,950	Steven Madden Ltd.(b)	200,475
515,100	Stewart Enterprises, Inc. - Class A	2,359,158
2,529	Stewart Information Services Corp.	22,609
4,650	Stifel Financial Corp.(b)	241,614
17,000	Stillwater Mining Co.(b)	105,400
7,196	Stone Energy Corp.(b)	110,315
4,200	Stratasys, Inc.(b)	66,276
6,500	Strategic Hotels & Resorts, Inc.(b)	11,505
400	Strayer Education, Inc.	81,188
400	Student Loan Corp. (The)	16,820
3,800	Sturm Ruger & Co., Inc.	40,356

Shares		Value

UNITED STATES (continued)
1,500	SuccessFactors, Inc.(b)	$22,935
2,804	Suffolk Bancorp.	78,400
3,100	Sulphco, Inc.(b)	3,100
5,539	Sun Bancorp, Inc.(b)	22,488
1,300	Sun Communities, Inc.	22,672
6,500	Sun Healthcare Group, Inc.(b)	59,020
1,500	Sun Hydraulics Corp.	28,590
600	SunPower Corp. - Class B(b)	12,996
9,100	Sunrise Senior Living, Inc.(b)	37,856
6,897	Sunstone Hotel Investors, Inc.(b)	52,072
702	Super Micro Computer, Inc.(b)	5,658
10,591	SuperGen, Inc.(b)	24,783
1,500	Superior Bancorp(b)	3,180
382,900	Superior Energy Services, Inc.(b)	8,274,469
3,700	Superior Industries International, Inc.	49,136
6,300	Superior Well Services, Inc.(b)	66,843
1,375	Supertex, Inc.(b)	33,344
13,900	SUPERVALUE,Inc.	220,593
7,000	support.com, Inc.(b)	16,800
7,113	SureWest Communications(b)	62,737
76,533	SurModics, Inc.(b)	1,960,010
12,379	Susquehanna Bancshares, Inc.	68,208
400	Susser Holdings Corp.(b)	4,756
5,700	SVB Financial Group(b)	235,125
5,686	Swift Energy Co.(b)	120,429
700	Switch & Data Facilities Co., Inc.(b)	11,711
3,400	SWS Group, Inc.	45,492
2,152	SY Bancorp, Inc.	48,097
2,200	Sybase, Inc.(b)	87,032
38,111	Sycamore Networks, Inc.(b)	108,616
9,442	SYKES Enterprises, Inc.(b)	224,153
11,111	Symmetricom, Inc.(b)	53,222
3,500	Symmetry Medical, Inc.(b)	28,000
3,100	Syms Corp.(b)	21,793
8,700	Symyx Technologies, Inc.(b)	51,069
6,495	Synaptics, Inc.(b)	146,138
12,400	Syniverse Holdings, Inc.(b)	212,412
4,000	SYNNEX Corp.(b)	102,920
5,700	Synopsys, Inc.(b)	125,400
3,400	Synovis Life Technologies, Inc.(b)	41,004
15,000	Synovus Financial Corp.	33,300
9,600	Syntax-Brillian Corp.(b)(c)(d)	0
3,900	Syntel, Inc.	139,737
300	Syntroleum Corp.(b)	669
14,600	Systemax, Inc.(b)	196,808
1,800	T-3 Energy Services, Inc.(b)	36,036
10,100	Take-Two Interactive Software, Inc.(b)	110,797
1,000	TAL International Group, Inc.	11,860
7,800	Talbots, Inc.	70,746
700	Taleo Corp. - Class A(b)	15,218

75

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

UNITED STATES (continued)
3,300	Tanger Factory Outlet Centers	$125,631
300	Targacept, Inc.(b)	5,625
4,920	Taser International, Inc.(b)	20,123
5,900	Taubman Centers, Inc. REIT	180,009
1,401	Taylor Capital Group, Inc.(b)	7,986
3,900	TCF Financial Corp.	46,137
1,738	Team, Inc.(b)	28,208
7,600	Tech Data Corp.(b)	292,068
66,000	Techne Corp.	4,125,660
8,700	Technitrol, Inc.	67,773
500	TechTarget, Inc.(b)	3,150
900	Techwell, Inc.(b)	9,342
3,800	Tecumseh Products Co. - Class A(b)	39,710
700	Tecumseh Products Co. - Class B(b)	7,259
1,110	Tejon Ranch Co.(b)	28,927
12,500	Tekelec(b)	187,750
4,600	Teledyne Technologies, Inc.(b)	157,136
76,900	Teleflex, Inc.	3,825,775
1,800	Telephone & Data Systems, Inc.	53,316
2,170	Telephone & Data Systems, Inc. - Special Shares	59,892
6,937	TeleTech Holdings, Inc.(b)	124,103
23,760	Tellabs, Inc.(b)	143,035
5,390	Temple-Inland, Inc.	83,276
4,500	Tempur-Pedic International, Inc.(b)	87,165
10,800	Tenet Healthcare Corp.(b)	55,296
2,800	Tennant Co.	74,648
8,800	Tenneco, Inc.(b)	119,856
6,500	Teradyne, Inc.(b)	54,405
5,400	Terex Corp.(b)	109,188
8,000	Terremark Worldwide, Inc.(b)	51,120
5,200	Tesoro Corp.	73,528
1,500	Tessera Technologies, Inc.(b)	33,165
12	Teton Advisors, Inc.(c)(d)	0
8,455	Tetra Tech, Inc.(b)	217,547
11,300	Tetra Technologies, Inc.(b)	106,898
6,100	Texas Capital Bancshares, Inc.(b)	88,877
3,300	Texas Industries, Inc.	109,857
8,300	Texas Roadhouse, Inc. - Class A(b)	78,601
1,800	Theravance, Inc.(b)	25,146
5,500	TheStreet.com, Inc.	13,695
4,000	Thomas & Betts Corp.(b)	136,840
8,300	Thomas Properties Group, Inc.	25,149
1,100	Thomas Weisel Partners Group, Inc.(b)	4,983
7,006	Thor Industries, Inc.	183,697
9,800	Thoratec Corp.(b)	257,348
5,250	THQ, Inc.(b)	27,458
20,702	TIBCO Software, Inc.(b)	181,142
4,200	Tidewater, Inc.	175,014

Shares		Value

UNITED STATES (continued)
1,300	Tier Technologies, Inc.(b)	$10,634
2,500	TierOne Corp.(b)	4,975
7,900	Timberland Co. - Class A(b)	127,822
5,600	Timken Co.	123,368
4,000	Titan International, Inc.	33,600
1,000	Titan Machinery, Inc.(b)	10,730
8,400	Titanium Metals Corp.	72,240
9,900	TiVo, Inc.(b)	107,712
3,750	TNS, Inc.(b)	105,975
8,200	Toll Brothers, Inc.(b)	142,024
2,200	TomoTherapy, Inc.(b)	7,304
2,810	Tompkins Financial Corp.	121,870
4,229	Tootsie Roll Industries, Inc.	104,921
4,300	Torchmark Corp.	174,580
3,200	Toro Co.	118,464
6,400	Total System Services, Inc.	102,208
200	Tower Bancorp, Inc.	4,512
2,000	Tower Group, Inc.	49,160
300	TowneBank	3,462
5,500	Tractor Supply Co.(b)	245,850
4,185	TradeStation Group, Inc.(b)	32,308
5,989	Transatlantic Holdings, Inc.	302,444
2,000	TransDigm Group, Inc.	78,360
1,100	Travelzoo, Inc.(b)	15,202
4,800	TRC Cos., Inc.(b)	15,216
7,600	Tredegar Corp.	103,588
1,400	Tree.com, Inc.(b)	10,934
5,100	TreeHouse Foods, Inc.(b)	190,740
2,400	Trex Co., Inc.(b)	38,184
5,700	Trico Bancshares	83,334
3,100	Trico Marine Services, Inc.(b)	18,910
9,880	Trident Microsystems, Inc.(b)	18,574
230,110	Trimble Navigation Ltd.(b)	4,825,407
4,503	Trimeris, Inc.	16,031
6,200	Trinity Industries	104,656
28,756	TriQuint Semiconductor, Inc.(b)	154,995
2,200	Triumph Group, Inc.	102,982
1,200	Tri-Valley Corp.(b)	2,880
1,600	True Religion Apparel, Inc.(b)	41,232
6,100	TrueBlue, Inc.(b)	73,810
10,059	Trustco Bank Corp.	59,851
8,775	Trustmark Corp.	166,286
8,000	TRW Automotive Holdings Corp.(b)	125,200
9,900	TTM Technologies, Inc.(b)	100,683
5,800	Tuesday Morning Corp.(b)	18,734
1,600	Tupperware Brands Corp.	72,032
3,700	Tutor Perini Corp.(b)	65,305
4,300	tw telecom, Inc.(b)	54,180
4,000	Tween Brands, Inc.(b)	33,920
1,400	Twin Disc, Inc.	13,146
6,500	Tyler Technologies, Inc.(b)	123,630
4,400	UAL Corp.(b)	28,644
11,900	UCBH Holdings, Inc.	11,662
1,500	UDR, Inc. REIT	21,570
3,076	UIL Holdings Corp.	78,992

76

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

UNITED STATES (continued)
1,200	Ulta Salon Cosmetics & Fragrance, Inc.(b)	$18,168
151,700	Ultimate Software Group, Inc.(b)	3,869,867
4,400	Ultra Clean Holdings(b)	24,244
1,075,507	Ultra Petroleum Corp.(b)	52,215,865
5,008	Ultralife Corp.(b)	18,329
3,841	Ultratech, Inc.(b)	49,626
1,624	UMB Financial Corp.	64,586
8,639	Umpqua Holdings Corp.	85,612
800	Under Armour, Inc. - Class A(b)	21,480
3,700	Unifi, Inc.(b)	10,286
2,000	Unifirst Corp.	84,200
4,950	Union Bankshares Corp.	60,984
3,800	Union Drilling, Inc.(b)	29,032
4,900	Unisource Energy Corp.	141,512
940	Unisys Corp.(b)	27,392
4,100	Unit Corp.(b)	160,228
7,159	United Bankshares, Inc.	127,788
4,154	United Community Banks, Inc.(b)	16,865
5,035	United Community Financial Corp.(b)	7,553
508	United Financial Bancorp, Inc.	6,528
3,500	United Fire & Casualty Co.	61,180
4,949	United Natural Foods, Inc.(b)	119,320
12,254	United Online, Inc.	98,032
9,900	United Rentals, Inc.(b)	93,951
100	United States Lime & Minerals, Inc.(b)	3,507
4,514	United Stationers, Inc.(b)	212,790
600	United Therapeutics Corp.(b)	25,524
900	Unitil Corp.	18,621
4,110	Unitrin, Inc.	80,556
9,230	Universal American Corp.(b)	92,300
2,386	Universal Corp.	99,234
5,000	Universal Display Corp.(b)	56,800
3,108	Universal Electronics, Inc.(b)	64,025
2,311	Universal Forest Products, Inc.	82,456
1,100	Universal Health Realty Income Trust REIT	34,925
2,700	Universal Health Services, Inc. - Class B	150,255
4,800	Universal Insurance Holdings, Inc.	25,488
200	Universal Stainless & Alloy(b)	3,018
4,700	Universal Technical Institute, Inc.(b)	84,553
5,500	Universal Truckload Services, Inc.	90,420
4,405	Univest Corp. of Pennsylvania	84,708
1,400	Urstadt Biddle Properties, Inc.	20,020
3,600	Urstadt Biddle Properties, Inc. - Class A	53,172
500	US Airways Group, Inc.(b)	1,530
1,700	US Cellular Corp.(b)	62,237
29,010	US Gold Corp.(b)	78,327

Shares		Value

UNITED STATES (continued)
1,400	US Physical Therapy, Inc.(b)	$19,656
3,955	USA Mobility, Inc.	43,110
300	USA Truck, Inc.(b)	3,369
700	USANA Health Sciences, Inc.(b)	20,174
8,400	USEC, Inc.(b)	32,424
4,400	USG Corp.(b)	57,816
4,400	U-Store-It Trust	25,080
204,700	UTi Worldwide, Inc.	2,552,609
31,900	Utstarcom, Inc.(b)	57,739
16,774	Vaalco Energy, Inc.	71,457
4,700	Vail Resorts, Inc.(b)	161,868
1,300	Valassis Communications, Inc.(b)	23,699
15,700	Valeant Pharmaceuticals International(b)	461,580
2,798	Valhi, Inc.	26,273
9,000	Valley National Bancorp.	119,520
800	Valmont Industries, Inc.	57,816
6,100	Valspar Corp.	154,757
3,100	Valueclick, Inc.(b)	30,504
7,753	Valuevision Media, Inc. - Class A(b)	24,577
700	Vanda Pharmaceuticals, Inc.(b)	7,140
1,900	Varian Semiconductor Equipment Associates, Inc.(b)	53,941
3,100	Varian, Inc.(b)	158,720
153,300	VCA Antech, Inc.(b)	3,651,606
8,329	Vector Group Ltd.	120,854
7,000	Veeco Instruments, Inc.(b)	170,450
1,400	Venoco, Inc.(b)	17,640
997	Verenium Corp.(b)	3,799
2,800	VeriFone Holdings, Inc.(b)	37,240
125,000	VeriSign, Inc.(b)	2,851,250
2,600	Viad Corp.	45,500
5,000	Viasat, Inc.(b)	145,750
1,900	Vical, Inc.(b)	5,852
3,000	Vicor Corp.(b)	20,460
1,700	ViewPoint Financial Group	22,780
1,028	Virage Logic Corp.(b)	6,065
4,862	Virginia Commerce Bancorp(b)	19,545
10,329	Viropharma, Inc.(b)	77,881
720	Virtus Investment Partners, Inc.(b)	10,555
500	Virtusa Corp.(b)	4,490
14,200	Vishay Intertechnology, Inc.(b)	88,466
4,240	Vital Images, Inc.(b)	48,378
4,470	Vivus, Inc.(b)	35,313
128,500	Vocus, Inc.(b)	2,325,850
4,600	Volcano Corp.(b)	66,010
1,900	Volcom, Inc.(b)	31,559
5,600	Volt Information Sciences, Inc.(b)	45,416
1,300	Volterra Semiconductor Corp.(b)	18,005
200	VSE Corp.	8,758

77

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

UNITED STATES (continued)
1,700	W&T Offshore, Inc.	$19,805
270,000	W.R. Berkley Corp.	6,674,400
5,300	Wabash National Corp.(b)	10,388
2,600	WABCO Holdings, Inc.	61,672
63,029	Wabtec Corp.	2,316,946
5,800	Waddell & Reed Financial, Inc. - Class A	162,748
1,100	Walter Energy, Inc.	64,350
7,155	Warnaco Group, Inc. (The)(b)	289,992
4,000	Warner Music Group Corp.(b)	23,040
28,800	Warren Resources, Inc.(b)	62,208
500	Washington Banking Co.	4,710
7,300	Washington Federal, Inc.	125,195
5,900	Washington Real Estate Investment Trust	157,530
2,900	Washington Trust Bancorp, Inc.	43,558
561,700	Waste Connections, Inc.(b)	17,654,231
1,046,151	Waters Corp.(b)	60,080,452
1,200	Waterstone Financial, Inc.(b)	4,092
2,800	Watsco, Inc.	143,416
2,000	Watson Wyatt Worldwide, Inc. - Class A	87,160
3,800	Watts Water Technologies, Inc. - Class A	107,350
8,100	Wausau Paper Corp.	71,037
148,200	WD-40(d) Co.	4,666,818
8,231	Web.com Group, Inc.(b)	57,946
699	WebMD Health Corp. - Class A(b)	23,808
17,800	WebMediaBrands, Inc.(b)	11,214
6,500	Websense, Inc.(b)	104,390
2,800	Webster Financial Corp.	31,668
1,700	Weight Watchers International, Inc.	45,067
1,200	Weingarten Realty Investors	22,200
4,744	Weis Markets, Inc.	167,938
2,900	Wellcare Health Plans, Inc.(b)	75,777
600	Wellman, Inc.(b)(c)(d)	0
27,700	Wendy’s/Arby’s Group, Inc. - Class A	109,415
9,800	Werner Enterprises, Inc.	183,750
3,683	WesBanco, Inc.	52,114
2,200	WESCO International, Inc.(b)	56,232
910	West Bancorp, Inc.	4,004
2,200	West Coast Bancorp.	5,082
4,400	West Marine, Inc.(b)	33,528
253,700	West Pharmaceutical Services, Inc.	10,013,539
3,200	Westamerica Bancorp.	152,960
200	Westar Energy, Inc.	3,830
5,021	Westell Technologies, Inc. - Class A(b)	5,624
7,000	Western Alliance Bancorp(b)	30,450
2,100	Western Refining, Inc.(b)	11,781
2,036	Westfield Financial, Inc.	16,390
8,800	Westlake Chemical Corp.	213,752
800	Westmoreland Coal Co.(b)	5,272

Shares		Value

UNITED STATES (continued)
500	Westwood Holdings Group, Inc.	$17,645
7,400	Wet Seal, Inc. (The) - Class A(b)	23,606
6,900	WGL Holdings, Inc.	228,114
519	White Mountains Insurance Group Ltd.	160,978
163,900	Whiting Petroleum Corp.(b)	9,243,960
9,300	Whitney Holding Corp.	74,679
800	Whole Foods Market, Inc.(b)	25,648
3,300	Willbros Group, Inc.(b)	43,362
4,200	Williams-Sonoma, Inc.	78,876
5,201	Wilmington Trust Corp.	62,672
6,501	Wilshire Bancorp, Inc.	45,767
7,400	Winn-Dixie Stores, Inc.(b)	82,066
4,900	Winnebago Industries(b)	56,350
1,470	Winthrop Realty Trust REIT	13,171
3,300	Wintrust Financial Corp.	93,093
1,301,222	Wisconsin Energy Corp.	56,824,365
3,150	WMS Industries, Inc.(b)	125,937
5,500	Wolverine World Wide, Inc.	140,690
8,400	Woodward Governor Co.	197,484
3,690	World Acceptance Corp.(b)	92,582
4,600	World Fuel Services Corp.	233,910
3,400	World Wrestling Entertainment, Inc. - Class A	45,152
1,900	WorldSpace, Inc. - Class A(b)	12
10,300	Worthington Industries, Inc.	113,815
1,400	WR Grace & Co.(b)	30,646
103,100	Wright Express Corp.(b)	2,877,521
5,900	Wright Medical Group, Inc.(b)	95,875
15,900	Wyndham Worldwide Corp.	271,095
2,800	XenoPort, Inc.(b)	46,788
14,439	X-Rite, Inc.(b)	28,878
400	Young Innovations, Inc.	9,460
900	YRC Worldwide, Inc.(b)	3,285
7,000	Zale Corp.(b)	33,110
2,500	Zebra Technologies Corp. - Class A(b)	62,500
5,400	Zenith National Insurance Corp.	154,062
3,893	Zep, Inc.	66,570
100	Zhone Technologies, Inc.(b)	48
44,000	Zimmer Holdings, Inc.(b)	2,313,080
9,400	Zions Bancorp.	133,104
10,100	Zoll Medical Corp.(b)	196,142
2,600	Zoltek Cos., Inc.(b)	23,166
9,822	Zoran Corp.(b)	87,121
800	Zumiez, Inc.(b)	10,776
6,555	Zymogenetics, Inc.(b)	30,481

		1,746,182,661

Total Common Stocks (Cost $2,446,868,491)		2,776,329,115

78

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Shares		Value

EXCHANGE TRADED FUNDS — 6.3%
170,000	iShares MSCI Brazil Index Fund	$11,701,100
183,000	iShares MSCI EAFE Index Fund	9,753,900
625,000	iShares MSCI EAFE Small Cap Index Fund	22,112,500
2,168,500	iShares MSCI Emerging Markets Index Fund	81,448,860
100,861	iShares MSCI Japan Small Cap Index Fund	4,185,732
1,317,400	iShares MSCI Singapore Index Fund	13,806,352
380,448	Midcap SPDR Trust Fund Series 1	45,478,754
55,000	SPDR Russell Nomura Small Cap Japan Fund	2,086,700
510,000	SPDR S&P International Small Cap Fund	12,637,800

Total Exchange Traded Funds (Cost $169,333,460)		203,211,698

INVESTMENT COMPANY — 1.2%
38,866,600	SEI Daily Income Trust Government II Fund, Class A	38,866,600

Total Investment Company (Cost $38,866,600)		38,866,600

Shares		Value

RIGHTS/WARRANTS — 0.0%
Banks — 0.0%
7,216	Security Bank Rights, Expire 11/11/09(c)(d)	4,243

Consumer Discretionary — 0.0%
4,700	Empresas La Polar SA Rights, Expire 11/27/09(b)	1,815
83,698	Macquarie Media Rights, Expire 11/20/09(c)	22,602
1,975	Mr Bricolage Rights, Expire 11/04/09(b)	3
61,743	Tui AG Rights, Expire 11/11/09(c)(d)	9,541

		33,961

Consumer Staples — 0.0%
86,400	First Pacific Co. Rights, Expire 11/19/09(c)(d)	13,378

Health Care — 0.0%
42,206	Australian Pharma Rights, Expire 11/17/09	3,799
4,243	DOV Pharmaceutical, Inc. Rights, Expire 12/31/09(b)(c)(d)	0
9,009	Neurosearch Rights, Expire 11/9/09(b)	5,968

		9,767

Shares		Value

Industrials — 0.0%
1,216	Brammer Plc Rights, Expire 11/13/09(b)	$1,158
68,301	CSR Ltd. Rights, Expire 11/20/09(c)	16,292
9,180	Dockwise Ltd. Rights, Expire 11/20/09(c)(d)	1,122

		18,572

Information Technology — 0.0%
40,766	Laird Plc Rights, Expire 11/13/09(b)	27,097
2,569	UXC Ltd. Warrants, Expire 3/31/10(b)(d)	925

		28,022

Insurance — 0.0%
17,175	Shin Kong Fininancial Rights, Expire 12/07/09(c)(d)	1,584

Materials — 0.0%
99,841	Apex Minerals Warrents, Expire,11/09/12(b)(c)	0
5,250	Eternit SA Rights, Expire 11/24/09(b)	4,798
21,923	Graincorp Ltd. Rights, Expire 10/30/09(c)	25,851
2,762	MIL Resources Ltd., Expire 5/31/12(b)	32

		30,681

Real Estate — 0.0%
465,116	Bangkok Land Public Co. Ltd. - NVDR Warrants, Expire 5/2/13(b)(d)	2,226
191,800	New World China Land Rights, Expire 11/11/09(b)	13,116
38,433	Rojana Industrial Park Public Co. Ltd. Warrants, Expire 11/30/14(b)	7,071
149,400	Sansiri-Warrants, Expire 2014(c)(d)	0
858	Servcorp Rights, Expire 11/06/09	0
26,800	Tian An China Investment Co. Ltd. Warrants Expire 1/2/10(b)(d)	35
14,883	Ticon Industrial Connection Public Company Ltd., Warrants, Expire 5/20/11(b)	1,416
420	Winthrop Realty Rights, Expire 11/19/09(c)(d)	0

		23,864

Total Rights/Warrants (Cost $51,546)		164,072

79

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2009

Principal Amount		Value

U.S. GOVERNMENT SECURITIES — 5.4%
U.S. Treasury Bills — 5.4%
$23,000,000	0.30%, 12/17/09(f)	$22,991,109
100,000,000	0.23%, 01/14/10(f)	99,992,500
50,000,000	0.20%, 02/25/10(f)	49,988,500

Total U.S. Government Securities (Cost $172,911,206)		172,972,109

Contracts

CALL OPTIONS PURCHASED — 0.1%
UNITED STATES — 0.1%
2,895	The S&P 500 Index, Strike $1,200, Expiring 03/25/10	2,055,450

Total Call Options Purchased (Cost $4,341,542)		2,055,450

Shares

CASH SWEEP — 1.8%
59,517,382	Citibank Dollars on Deposit in Custody Account	59,517,382

Total Cash Sweep (Cost $59,517,382)		59,517,382

TOTAL INVESTMENTS — 101.0% (Cost $2,891,798,340)(a)		3,253,116,426
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.0)%		(33,583,312)

NET ASSETS — 100.0%		$3,219,533,114

FUTURES CONTRACTS: LONG POSITION

Contracts		Unrealized Depreciation

2,292	S&P Mid 400 E-mini Futures, December 2009	$(8,301,420)

Cash collateral of $13,442,000 for the open futures contracts is reflected in foreign currency at value in the Statements of assets and Liabilities.

(a)	Cost for federal income tax purposes is $2,895,135,415 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$494,853,837
Unrealized depreciation	(136,872,826)

Net unrealized appreciation	$357,981,011

(b)	Non-income producing security.
(c)	Fair valued security under procedures established by the Fund’s Board of Directors. The aggregate value of fair valued securities is $2,568,208 which is 0.08% of net assets.
(d)	Illiquid security.
(e)	Securities incorporated in the same country but traded on different exchanges.
(f)	The rate represents the annualized yield at time of purchase.

ADR — American Depositary Receipt
NVDR — Non Voting Depositary Receipt
REIT — Real Estate Investment Trust

Portfolio diversification by Sector (Unaudited)

Sector	Percentage of Net Assets

Banks	2.4%
Consumer Discretionary	15.2%
Consumer Staples	6.9%
Diversified Financials	4.9%
Energy	7.1%
Health Care	9.1%
Industrials	15.0%
Information Technology	13.0%
Insurance	3.0%
Materials	5.9%
Real Estate	1.2%
Telecommunication Services	0.5%
Utilities	2.0%
Other*	13.8%

*

Includes cash and equivalents, exchange traded funds, investment company, rights/warrants,U.S. government securities, call options purchased, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

80

To the Shareholders and Board of Directors of

Old Westbury Funds, Inc., Global Small & Mid Cap Fund

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Global Small & Mid Cap Fund (the Fund) (one of the funds comprising Old Westbury Funds, Inc.), as of October 31, 2009, and for the year then ended, and have issued our unqualified report thereon dated December 28, 2009 (which report and financial statements are included in Item 1 of this Form N-CSR). Our audit included an audit of the Fund’s portfolio of investments (the Schedule) as of October 31, 2009 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this Schedule based on our audit.

In our opinion, the Schedule referred to above, when read in conjunction with the financial statements and financial highlights of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

New York, New York
December 28, 2009

(b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Old Westbury Funds, Inc.

By (Signature and Title)*	/s/ Marc D. Stern
Marc D. Stern, President
(Principal Executive Officer)

Date	12/29/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Marc D. Stern
Marc D. Stern, President
(Principal Executive Officer)

Date	12/29/09

By (Signature and Title)*		/s/ Peter C. Artemiou
Peter C. Artemiou, Treasurer
(Principal Financial Officer)

Date	12/29/09

* Print the name and title of each signing officer under his or her signature.